UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  (811-22708)

Brown Advisory Funds
 (Exact name of Registrant as specified in charter)

901 South Bond Street Suite 400
Baltimore, MD 21231
 (Address of principal executive offices) (Zip code)

David M. Churchill
Principal Executive Officer
Brown Advisory Funds
901 South Bond Street Suite 400
Baltimore, MD 21231
  (Name and address of agent for service)

(410) 537-5400
Registrant's telephone number, including area code

Date of fiscal year end: June 30

Date of reporting period:  December 31, 2017

Item 1. Reports to Stockholders.

SEMI-ANNUAL REPORT

December 31, 2017

Brown Advisory Growth Equity Fund

Brown Advisory Flexible Equity Fund

Brown Advisory Equity Income Fund

Brown Advisory Sustainable Growth Fund

Brown Advisory Mid-Cap Growth Fund

Brown Advisory Small-Cap Growth Fund

Brown Advisory Small-Cap Fundamental Value Fund

Brown Advisory Global Leaders Fund

Brown Advisory Intermediate Income Fund

Brown Advisory Total Return Fund

Brown Advisory Strategic Bond Fund

Brown Advisory Sustainable Bond Fund

Brown Advisory Maryland Bond Fund

Brown Advisory Tax Exempt Bond Fund

Brown Advisory Mortgage Securities Fund

Brown Advisory – WMC Strategic European Equity Fund

Brown Advisory – WMC Japan Alpha Opportunities Fund

Brown Advisory – Somerset Emerging Markets Fund

Brown Advisory – Macquarie Asia New Stars Fund

TABLE OF CONTENTS

Brown Advisory Growth Equity Fund	1
Brown Advisory Flexible Equity Fund	4
Brown Advisory Equity Income Fund	7
Brown Advisory Sustainable Growth Fund	10
Brown Advisory Mid-Cap Growth Fund	13
Brown Advisory Small-Cap Growth Fund	17
Brown Advisory Small-Cap Fundamental Value Fund	21
Brown Advisory Global Leaders Fund	25
Brown Advisory Intermediate Income Fund	28
Brown Advisory Total Return Fund	32
Brown Advisory Strategic Bond Fund	38
Brown Advisory Sustainable Bond Fund	47
Brown Advisory Maryland Bond Fund	51
Brown Advisory Tax Exempt Bond Fund	55
Brown Advisory Mortgage Securities Fund	61
Brown Advisory – WMC Strategic European Equity Fund	74
Brown Advisory – WMC Japan Alpha Opportunities Fund	78
Brown Advisory – Somerset Emerging Markets Fund	83
Brown Advisory – Macquarie Asia New Stars Fund	86
Statements of Assets and Liabilities	89
Statements of Operations	94
Statements of Changes in Net Assets	99
Financial Highlights	109
Notes to Financial Statements	117
Additional Information	131

The views in the report contained herein were those of the Funds’ investment adviser, Brown Advisory LLC, or, for the sub-advised funds, of the respective sub-adviser, as of December 31, 2017 and may not reflect their views on the date this report is first published or anytime thereafter. This report may contain discussions about certain investments both held and not held in the portfolio as of December 31, 2017. All current and future holdings are subject to risk and are subject to change. While these views are intended to assist shareholders in understanding their investment in each Fund, they do not constitute investment advice, are not a guarantee of future performance and are not intended as an offer or solicitation with respect to the purchase or sale of any security. Performance figures include the reinvestment of dividend and capital gain distributions.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by the Administrator, U.S. Bancorp Fund Services, LLC.

TOPIX Index Values and TOPIX Marks are subject to the proprietary rights owned by the Tokyo Stock Exchange, Inc.

GLOSSARY OF TERMS

Alpha refers to the abnormal rate of return on a security or portfolio in excess of what would be predicted by an equilibrium model like the capital asset pricing model (CAPM).

Bloomberg Barclays 1-10 Year Blended Municipal Bond Index is a market index of high quality, domestic fixed income securities with maturities of less than 10 years.

Bloomberg Barclays Intermediate US Aggregate Bond Index represents domestic taxable investment-grade bonds with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities with average maturities and durations in the intermediate range. This index represents a sector of the Bloomberg Barclays US Aggregate Bond Index.

Bloomberg Barclays Mortgage Backed Securities Index is a market value-weighted index which covers the mortgage-backed securities component of the Bloomberg Barclays US Aggregate Bond Index. The index is composed of agency mortgage-backed passthrough securities of the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), and the Federal Home Loan Mortgage Corporation (Freddie Mac) with a minimum $150 million par amount outstanding and a weighted-average maturity of at least 1 year. The index includes reinvestment of income.

Bloomberg Barclays US Aggregate Bond Index is a broad-based benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market.  The index includes Treasuries, government-related and corporate securities, MBS, ABS and CMBS.

Bloomberg Barclays US Corporate High Yield Index measures the US Dollar denominated, high-yield, fixed-rate corporate bond market.

Basis point(s) (bps) is a unit that is equal to 1/100th of 1%, and is used to denote the change in a financial instrument. The basis point is commonly used for calculating changes in interest rates, equity indexes and the yield of a fixed-income security. 1% is equal to 100 basis points.

Beta is a measure of the volatility, or systematic risk, of a security or a portfolio in comparison to the market as a whole.

Book value is the net asset value of a company, calculated by total assets minus intangible assets (patents, goodwill) and liabilities.

CAPEX, or capital expenditures, are funds used by a company to acquire or upgrade physical assets such as property, industrial buildings or equipment. It is often used to undertake new projects or investments by the firm. This type of outlay is also made by companies to maintain or increase the scope of their operations.

Cash flow measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income.

Correlation is a statistical measurement of how two securities move in relation to each other.

Dividend Yield is a financial ratio that shows how much a company pays out in dividends each year relative to its share price. In the absence of any capital gains, the dividend yield is the return on investment for a stock.

Downside Capture is a statistical measure of a fund’s performance in down markets. For example, a fund with downside capture of 90% would only have declined 90% as much as the related index during the same down market period.

Duration is a measure of the sensitivity of the price of a fixed-income investment to a change in interest rates. Duration is expressed as a number of years.

Earnings growth is a measure of growth in a company’s net income over a specific period, often one year. The term can apply to actual data from previous periods or estimated data for future periods.

Earnings per share (EPS) is calculated by taking the total earnings divided by the number of shares outstanding.

Earnings Yield is the earnings per share for the most recent 12-month period divided by the current market price per share. The earnings yield shows the percentage of each dollar invested in the stock that was earned by the company.

EBITDA is the Earnings Before Interest, Taxes, Depreciation and Amortization. An approximate measure of a company’s operating cash flow based on data from the company’s income statement.

Enterprise Value (EV) is a measure of a company’s value, often used as an alternative to straightforward market capitalization. Enterprise Value is calculated as market capitalization plus debt, minority interest and preferred shares, minus total cash and cash equivalents.

Forward price to earnings ratio uses forecasted earnings, rather than current earnings, to calculate the price to earnings ratio.

Free Cash Flow is the operating cash flows (net income plus amortization and depreciation) minus capital expenditures and dividends. Free cash flow is the amount of cash that a company has left over after it has paid all of its expenses, including investments.

Gross Domestic Product (GDP) is the monetary value of all the goods and services produced by an economy over a specified period. It includes consumption, government purchases, investments, and exports minus imports.

MSCI AC Asia ex Japan SMID Cap Index captures mid and small-cap representation across 2 of 3 Developed Markets (DM) countries (excluding Japan) and 8 Emerging Markets (EM) countries in Asia. With 2,001 constituents, the index covers approximately 28% of the free ﬂoat-adjusted market capitalization in each country.  DM countries in the index include: Hong Kong and Singapore. EM countries include: China, India, Indonesia, Korea, Malaysia, the Philippines, Taiwan and Thailand.

MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

GLOSSARY OF TERMS

MSCI Emerging Markets Small Cap Index is a free float-adjusted market capitalization index that is designed to measure small cap equity market performance in the global emerging markets.

MSCI Europe Index is an index that captures large and mid cap representation across 15 developed market countries in Europe.

Price to Book Value Ratio (P/B) is ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value per share.

Price to earnings ratio (P/E) is a common tool for comparing the prices of different common stocks and is calculated by dividing the current market price of a stock by the earnings per share.

Return of Capital (ROC) is a return from an investment that is not considered income. The return of capital is when some or all of the money an investor has in an investment is paid back to him or her, thus decreasing the value of the investment.

Return on Capital Employed (ROCE) is a financial ratio that measures a company’s profitability and the efficiency with which its capital is employed. Return on Capital Employed (ROCE) is calculated as:  ROCE = Earnings Before Interest and Tax (EBIT) / Capital Employed.

Return on Equity (ROE) is the amount of net income returned as a percentage of shareholders equity. Return on equity measures a corporation’s profitability by revealing how much profit a company generates with the money shareholders have invested.

Return on Invested Capital (ROIC) is a calculation used to assess a company’s efficiency at allocating the capital under its control to profitable investments. ROIC is typically calculated by taking a company’s net income, subtracting dividends the company paid out and dividing that amount by the company’s total capital.

Russell Global Large Cap Index measures the performance of the largest securities in the Russell Global Index, based on market capitalization.

Russell Midcap Growth Index measures the performance of the mid-capitalization growth sector of the U.S. equity market, as defined by FTSE Russell.

Russell 1000® Growth Index measures the performance of the large-cap growth segment of the of the U.S. equity universe. It includes those Russell 1000® companies with higher price to book value ratios and higher forecasted growth values.

Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® companies with lower price to book value ratios and lower expected growth values.

Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® companies with higher price to book value ratios and higher forecasted growth values.

Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index.

Russell 2000® Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000® companies with lower price to book value ratios and lower forecasted growth values.

Russell 3000® Index measures the performance of the 3,000 largest U.S. companies representing approximately 98% of the investable U.S. equity market.

S&P 500 Index (“S&P 500”) is a market-value weighted index representing the performance of 500 widely held, publicly traded large capitalization stocks.

Tangible Book Value (“TBV”) is a valuation ratio expressing the price of a security compared to its hard, or tangible, book value as reported in the company’s balance sheet. The tangible book value number is equal to the company’s total book value less the value of any intangible assets.

Tier 1 Capital Ratio is a comparison between a banking firm’s core equity capital and total risk-weighted assets. A firm’s core equity capital is known as its Tier 1 capital and is the measure of a bank’s financial strength based on the sum of its equity capital and disclosed reserves, and sometimes non-redeemable, non-cumulative preferred stock. A firm’s risk-weighted assets include all assets that the firm holds that are systematically weighted for credit risk. Central banks typically develop the weighting scale for different asset classes, such as cash and coins, which have zero risk, versus a letter or credit, which carries more risk.

TOPIX Total Return U.S. Dollar Hedged Index is a market capitalization-weighted index of all companies listed on the First Section of the Tokyo Stock Exchange, hedged to eliminate the impact of the change in value between the US Dollar and Japanese Yen. The unhedged version of this index, known as the TOPIX Total Return Index, does not eliminate the change in value between the US Dollar and Japanese Yen.

Turnover refers to a fund buying or selling securities. (The fund “turns over” its portfolio.) A fund pays transaction costs, such as commissions, when it buys and sells securities. Additionally, a higher turnover rate may result in higher taxes when the fund shares are held in a taxable account.

Yield Curve is a line that plots the yields of securities having equal credit quality but different maturity dates.

Yield Spread is the difference between yields on differing securities, calculated by deducting the yield of one security from another.

The broad based market indexes referenced in the following management commentaries are considered representative of their indicated market, the indexes are unmanaged and do not reflect the deduction of fees, such as, investment management and fund accounting fees, or taxes associated with a mutual fund. Investors cannot invest directly in an index.

Brown Advisory Growth Equity Fund
A Message to Our Shareholders
December 31, 2017

Dear Shareholders:

During the six-month period ended December 31, 2017, the Brown Advisory Growth Equity Fund Investor Shares (the “Fund”) increased 12.99% in value. During the same period, the Russell 1000 Growth Index, the Fund’s benchmark, increased 14.23%.

While the Fund modestly underperformed for the six-month period ended December 31, 2017, the market backdrop in general has been more conducive to our investment approach as compared to 2016. The primary factors driving stocks shifted back to fundamentals and growth prospects–as opposed to the macro factors that have been driving the market in recent years. This was a welcome positive for the portfolio, as many of our holdings produced strong results, and their stocks responded positively. Stock price correlations have also come down which we believe has created a greater opportunity set and an improved environment for stock picking.

The consumer sector remains volatile due to the market’s preoccupation with handicapping winners and losers in a world rapidly adapting to e-commerce. Following Amazon’s announcement that it would acquire Whole Foods earlier in the year, a large number of traditional business models came under the spotlight as potentially being at risk for disruption from online purveyors. Our team has been focused on this trend for several years, and we have tried to be thoughtful in allocating capital to companies that we believe are both obvious beneficiaries, such as Alibaba and Amazon, as well as less obvious ones, like Estee Lauder. Historically, Estee Lauder had a brick-and-mortar business model. In recent years, however, it made major investments in distribution capabilities to become an omnichannel business model. These efforts are driving impressive results, and the market is starting to recognize this fact. Unfortunately, we did not get all of the changing dynamics in the consumer sector right. We believe that online travel is a very attractive segment that benefits from a number of secular trends. These trends were part of our overall investment thesis for TripAdvisor. Our patience with TripAdvisor was based on its successful business transition that would ultimately monetize its considerable volume of users and traffic at a much higher rate. While we continue to believe in the value of TripAdvisor’s large active user base and rich website content, we have lost confidence in the management team’s ability to convert those assets into revenue and earnings growth. As such, we sold our position in the company. Earlier in the year, however, we reduced our position size and initiated a complementary position in Priceline, a larger, more mature business model within the same segment.

The secular migration to ecommerce has also materially benefited digital payment platforms.  While they are categorized as technology stocks, PayPal and Visa have been positioned well to capture the increasing volume of online consumer activity.  Both are market leaders in their respective segments of the digital payment ecosystem and have been working tirelessly to reduce the friction involved with paying for goods and services all over the world.

The portfolio experienced a modest pullback in late-November through December as investors rotated out of stocks and sectors that had been outperforming into those that were lagging on a year-to-date basis, such as energy, telecom, and industrials. Our industrial holdings–many of which are working well–did not keep pace with the benchmark’s rally on the prospects of tax reform. The industrials sector gained over 18% in the six-month period driven in large part by highly cyclical businesses such as heavy equipment manufacturers and defense companies which typically do not meet the growth criteria for this portfolio.  One of our holdings Wabtec which makes components for the freight rail industry traded lower.  Their results have lagged the recovery in rail volumes, which has caused investors to sell the stock.  We believe it is primarily related to timing, and the company recently made an acquisition which will lessen the cyclicality of their business going forward.

Our health care holdings also performed well generally; however, Dexcom, a leader in continuous glucose monitoring (CGM) devices, experienced some volatility around a competitive announcement in September. Abbott Laboratories won FDA approval for their CGM device a bit earlier than expected. While this event was anticipated, the stock was rattled by the headlines—an overreaction, in our view. We believe that the global market for CGM is very large and significantly underpenetrated, and while competitive announcements create short-term uncertainty for Dexcom, our long-term thesis remains very much intact. We believe the company still has a meaningful technology advantage and a market-leading position over both Abbott and Medtronic for CGM devices.

Geopolitical dynamics still dominate the headlines, but fortunately they have not been the primary drivers of stock prices recently. We find it refreshing when fundamentally sound companies are rewarded for solid execution and delivering results for shareholders. Our investment process favors companies with business models that we believe are capable of sustainable growth over all other characteristics. While this characteristic is not always in favor, we view it as an attribute that has repeatedly proven to be an indicator of long-term performance.

Sincerely,

Kenneth M. Stuzin, CFA
Portfolio Manager

www.brownadvisoryfunds.com

Brown Advisory Growth Equity Fund
A Message to Our Shareholders
December 31, 2017

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. Investments in medium capitalization companies generally carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock. The value of the Fund’s investments in REITs may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs. Investments in foreign securities entail certain risks not associated with investments in domestic securities, such as volatility of currency exchange rates, and in some cases, political and economic instability and relatively illiquid markets. These risks are greater for investments in emerging markets. The Fund may invest in ETFs, which may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisoryfunds.com

Brown Advisory Growth Equity Fund
Schedule of Investments
December 31, 2017 (Unaudited)

Shares	Security Description	Value $
Common Stocks — 94.3%

Consumer Discretionary — 20.4%
252,456	Alibaba Group Holding, Ltd. ADR*	43,530,988
63,270	Amazon.com, Inc.*	73,992,367
115,298	Charter Communications, Inc.*	38,735,516
289,762	FleetCor Technologies, Inc.*	55,758,902
1,478,598	Genpact, Ltd.	46,930,701
21,829	Priceline Group, Inc.*	37,933,126
723,625	Starbucks Corp.	41,557,784
580,016	TJX Companies, Inc.	44,348,023
		382,787,407
Consumer Staples — 6.3%
288,367	Costco Wholesale Corp.	53,670,866
505,586	Estee Lauder Companies, Inc.	64,330,763
		118,001,629
Health Care — 17.3%
697,611	Danaher Corp.	64,752,253
561,470	DexCom, Inc.*	32,222,763
267,687	Edwards Lifesciences Corp.*	30,171,002
184,886	Intuitive Surgical, Inc.*	67,472,297
274,088	Thermo Fisher Scientific, Inc.	52,043,829
1,083,714	Zoetis, Inc.	78,070,757
		324,732,901
Industrials — 12.1%
666,428	A.O. Smith Corp.	40,838,708
469,807	BWX Technologies, Inc.	28,418,626
857,775	Fortive Corp.	62,060,021
256,609	Roper Technologies, Inc.	66,461,731
378,061	Wabtec Corp.	30,785,507
		228,564,593
Information Technology — 34.9%
378,799	Adobe Systems, Inc.*	66,380,737
13,704	Alphabet, Inc. — Class A*	14,435,793
62,860	Alphabet, Inc. — Class C*	65,776,704
783,367	Amphenol Corp.	68,779,623
229,856	ANSYS, Inc.*	33,924,447
326,570	Electronic Arts, Inc.*	34,309,444
390,616	Facebook, Inc.*	68,928,099
352,786	Intuit, Inc.	55,662,575
266,867	NXP Semiconductors NV*	31,247,457
975,638	PayPal Holdings, Inc.*	71,826,469
633,603	salesforce.com, Inc.*	64,773,235
700,730	Visa, Inc.	79,897,235
		655,941,818
Materials — 3.3%
470,217	Ecolab, Inc.	63,093,717
Total Common Stocks (Cost $1,020,799,151)		1,773,122,065

Real Estate Investment Trusts — 3.5%
396,607	SBA Communications Corp.*	64,789,719
Total Real Estate Investment Trusts (Cost $36,882,589)		64,789,719

Short-Term Investments — 2.2%

Money Market Funds — 2.2%
41,317,180	Cash Account Trust — Government
	& Agency Portfolio —
	Institutional Shares, 1.22%#	41,317,180
Total Short-Term Investments (Cost $41,317,180)		41,317,180
Total Investments — 100.0% (Cost $1,098,998,920)		1,879,228,964
Other Assets in Excess of Liabilities — 0.0%		238,422
NET ASSETS — 100.0%		$1,879,467,386

PORTFOLIO HOLDINGS
% of Net Assets
Information Technology	34.9%
Consumer Discretionary	20.4%
Health Care	17.3%
Industrials	12.1%
Consumer Staples	6.3%
Real Estate Investment Trusts	3.5%
Materials	3.3%
Money Market Funds	2.2%
Other Assets and Liabilities	0.0%
100.0%

ADR — American Depositary Receipt
*	Non-Income Producing
#	Annualized seven-day yield as of December 31, 2017.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Flexible Equity Fund
A Message to Our Shareholders
December 31, 2017

Dear Shareholders:

During the six-month period ended December 31, 2017, the Brown Advisory Flexible Equity Fund Investor Shares (the “Fund”) increased 12.58% in value, exceeding the returns of the S&P 500® Index (“the Index”), the Fund’s benchmark, which rose 11.42%.

Recent equity results reflect a continuation of the very favorable equity environment which, in addition to general economic expansion, low interest rates and high levels of business, investor and consumer confidence, added a significant corporate tax cut in late December to push stocks higher through the period. We see no immediate reason for this to change—global economic growth seems to be strengthening—but positive sentiment can carry prices too far for unexpected events, or any erosion in the environment, to maintain. Beginning in March 2009, the current bull market ranks as the second-longest in length and third-highest in gain going back to the Great Depression. History shows that markets and environments do change—sometimes due to market dynamics and sometimes due to world events which had not previously been fully incorporated into market levels. Neither of these are predictable, however.

Equity investing is a positive sum game cumulatively over the long run and about 70% of the time in the short run, but not all the time. Thus, we repeat our two-part message from the Annual Report. First, we believe that investing in stocks of quality companies at sensible prices is wise over time. And second, owning stocks without the disposition and financial capacity to keep or add to them in less favorable environments can present problems when unexpected market shifts occur.

Stock valuations are high today compared to history, but not so high relative to interest rates that remain low. The median stock (with earnings) trades for about 20 times estimated earnings. At the market low in 2009, this number was about 10 times and a historical median is about 15 times. But valuations need to be looked at relative to their alternatives and 20 times for stocks is low in comparison to the P/E equivalent of 40 times the coupon of a 2.5% yield on a 10-year U.S. Treasury bond. Bond yields are low historically and with the U.S. Federal Reserve in the process of normalizing interest rates, we suspect it will go higher. At 2.5% though, the interest rate in the U.S. is high relative to much lower rates in Germany and Japan.

The valuation puzzle for equities is how much higher bond rates—pushed up by a tightening Federal Reserve, though possibly constrained by low foreign interest rates rates—may go and when? Valuations usually have not set the direction of market moves, but they have helped indicate the potential size of a move once it has started.

Compared to the Index, the financials and information technology sectors were the strongest contributors to results in the period due to both our higher sector weightings and higher returns. The consumer discretionary sector was the biggest detractor to results posting an overall decline versus the strong return and lower weighting of the sector in the Index.

Top contributors Visa and MasterCard, the largest and third-largest holdings in the portfolio, increased in value as both posted strong results and announced new initiatives to support and enhance future growth. Additional large contributors included Ameriprise Financial, a financial services company; Berkshire Hathaway, a diversified insurance and industrial company (Warren Buffett’s company); and Microsoft, a software and services provider. These companies reported strong business results and we maintain our favorable view of their long-term prospects. Additionally, these companies may all benefit from the reduction in the corporate tax rate.

We added several new holdings and eliminated two since our June 30, 2017 Annual Report to shareholders.

New investments include Conagra Brands, a packaged food company; Delta Air Lines, an airline; Nomad Foods, a European food manufacturer; Suncor Energy, a Canadian integrated energy company; and UnitedHealth Group, a leading managed healthcare company.

We see Conagra Brands being revitalized under new leadership. Led by a CEO with an impressive track record, the new management team is in the process of transforming the company by becoming leaner, selling-off commodity-like assets and improving its food portfolio. They are focused on profitability rather than volume growth. We think they will make further progress, which we believe has the potential to provide attractive returns.

We invested in Delta Air Lines based on our thesis that the consolidation in the airline industry has the potential to lead to better profitability and less industry cyclicality. Delta has used its prosperity to reduce debt, upgrade its fleet, increase dividends and buy back stock. As the case for less competitive rivalry and profit cyclicality unfolds, we believe Delta can achieve a higher valuation.

Nomad Foods Executive Chairman Martin E. Franklin has a track record of creating meaningful shareholder value at Jarden Corporation over a 15-year period. We believe our investment in Nomad Foods has the potential to grow in value as the management team improves the existing business with better marketing strategies and bolt-on acquisitions in the food industry.

www.brownadvisoryfunds.com

Brown Advisory Flexible Equity Fund
A Message to Our Shareholders
December 31, 2017

Suncor is a low-cost oil producer in Canada with a long-lived resource base and management that showed effective capital allocation skills during the oil price downturn. We believe Suncor has the potential to benefit from improving commodity prices.

UnitedHealth Group has distinguished itself with superior data use to drive innovation and execution for better patient outcomes and returns to investors. Managed healthcare is an attractive industry that has benefited from a tollbooth position on continually rising healthcare spending. Our favorable view of UnitedHealth Group’s business results over time–which we expect will continue–combined with a valuation in line with market averages led us to this new investment.

In the period, we also sold our investments in Express Scripts and Teva Pharmaceuticals. We eliminated Express Scripts, a pharmacy benefits manager, due to erosion of their competitive position and loss of a key customer. We eliminated Teva Pharmaceutical, a branded and generics drug manufacturer, from the portfolio after our original investment thesis did not materialize. Teva disappointed fundamentally with volume weakness and pricing erosion in the generics business, in addition to the lack of leadership at the time of our sale.

We search for what we believe to be investment bargains among long-term attractive businesses with shareholder-oriented management teams. These businesses should have or develop: competitive advantages that result in favorable business economics, management teams who allocate capital well, capacity to adjust to changes in the world and the ability to grow business value over time.  Bargains in these types of stocks can arise for various reasons, but are often due to short-term investor perceptions, temporary business challenges that will improve, company or industry changes for the better or as-yet-unrecognized potential for long-term growth and development.  Despite the occasional investment that will go awry, we are optimistic about the long-term outlook for equities of good businesses purchased at reasonable prices and our ability to find them. To that end, our equity research team is smart, enterprising and motivated in this search.

Sincerely,

R. Hutchings Vernon, CFA
Portfolio Manager

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund may invest in securities of foreign issuers. Investments in such securities entail certain risks not associated with investments in domestic securities, such as volatility of currency exchange rates, and in some cases, political and economic instability and relatively illiquid markets. These risks are greater for investments in emerging markets. The value of the Fund’s investments in REITs may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs. The Fund may invest in ETFs, which may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses. Investments in smaller and medium-sized companies generally carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer term debt securities. Investments in lower-rated and non-rated securities present a greater risk of loss to principal and interest than higher-rated securities.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisoryfunds.com

Brown Advisory Flexible Equity Fund
Schedule of Investments
December 31, 2017 (Unaudited)

Shares	Security Description	Value $
Common Stocks — 92.9%

Consumer Discretionary — 13.8%
189,074	CarMax, Inc.*	12,125,316
17,206	Chipotle Mexican Grill, Inc.*	4,973,050
218,282	Hanesbrands, Inc.	4,564,277
155,948	Lowe’s Companies, Inc.	14,493,807
7,453	Priceline Group, Inc.*	12,951,376
74,318	TJX Companies, Inc.	5,682,354
75,122	Walt Disney Co.	8,076,366
		62,866,546
Consumer Staples — 3.8%
150,801	Conagra Brands, Inc.	5,680,674
372,214	Nomad Foods, Ltd.*	6,294,139
45,932	PepsiCo, Inc.	5,508,165
		17,482,978
Energy — 4.3%
512,972	Kinder Morgan, Inc.	9,269,404
94,139	Occidental Petroleum Corp.	6,934,279
96,510	Suncor Energy, Inc.	3,543,847
		19,747,530
Financials — 24.7%
79,277	Ameriprise Financial, Inc.	13,435,073
382,741	Bank of America Corp.	11,298,514
118,579	Berkshire Hathaway, Inc.*	23,504,730
312,710	Charles Schwab Corp.	16,063,913
138,812	JPMorgan Chase & Co.	14,844,555
627,633	Regions Financial Corp.	10,845,498
37,622	T. Rowe Price Group, Inc.	3,947,677
303,118	Wells Fargo & Co.	18,390,169
		112,330,129
Health Care — 7.8%
37,106	Aetna, Inc.	6,693,551
22,918	Anthem, Inc.	5,156,779
100,892	Edwards Lifesciences Corp.*	11,371,537
55,257	Merck & Co., Inc.	3,109,312
41,078	UnitedHealth Group, Inc.	9,056,056
		35,387,235
Industrials — 7.3%
100,052	Canadian National Railway Co.	8,254,290
114,491	Delta Air Lines, Inc.	6,411,496
31,097	General Dynamics Corp.	6,326,685
28,639	United Rentals, Inc.*	4,923,330
55,625	United Technologies Corp.	7,096,081
		33,011,882
Information Technology — 31.2%
61,485	Accenture PLC	9,412,739
5,631	Alphabet, Inc. — Class A*	5,931,695
15,389	Alphabet, Inc. — Class C*	16,103,050
88,891	Apple, Inc.	15,043,024
153,945	eBay, Inc.*	5,809,884
73,819	Facebook, Inc.*	13,026,101
128,352	MasterCard, Inc.	19,427,359
172,070	Microsoft Corp.	14,718,868
129,207	PayPal Holdings, Inc.*	9,512,219
113,908	QUALCOMM, Inc.	7,292,390
227,169	Visa, Inc.	25,901,809
		142,179,138
Total Common Stocks (Cost $256,433,787)		423,005,438

Real Estate Investment Trusts — 1.7%
71,090	Crown Castle International Corp.	7,891,701
Total Real Estate Investment Trusts (Cost $5,184,138)		7,891,701

Closed-End Funds — 2.7%
175,192	Altaba, Inc.*	12,237,161
Total Closed-End Funds (Cost $5,227,036)		12,237,161

Warrants — 0.1%
20,000	Wells Fargo & Co., Exercise
	price $33.70 expires 10/28/2018*	552,000
Total Warrants (Cost $221,299)		552,000

Short-Term Investments — 1.8%

Money Market Funds — 1.8%
7,995,064	Cash Account Trust — Government
	& Agency Portfolio —
	Institutional Shares, 1.22%#	7,995,064
Total Short-Term Investments (Cost $7,995,064)		7,995,064
Total Investments — 99.2% (Cost $275,061,324)		451,681,364
Other Assets in Excess of Liabilities — 0.8%		3,441,523
NET ASSETS — 100.0%		$455,122,887

PORTFOLIO HOLDINGS
% of Net Assets
Information Technology	31.2%
Financials	24.7%
Consumer Discretionary	13.8%
Health Care	7.8%
Industrials	7.3%
Energy	4.3%
Consumer Staples	3.8%
Closed-End Funds	2.7%
Money Market Funds	1.8%
Real Estate Investment Trusts	1.7%
Warrants	0.1%
Other Assets and Liabilities	0.8%
100.0%

*	Non-Income Producing
#	Annualized seven-day yield as of December 31, 2017.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Equity Income Fund
A Message to Our Shareholders
December 31, 2017

Dear Shareholders:

During the six-month period ended December 31, 2017, the Brown Advisory Equity Income Fund Investor Shares (the “Fund”) increased 10.07% in value. During the same period, the S&P 500® Index (“the Index”), the Fund’s benchmark, increased 11.42%.

U.S. stocks rose during the period, extending gains for investors that were generated fairly consistently and evenly throughout all of 2017. The fuel tank for the stock market’s steady rise for the period and the year was a backdrop of synchronized global economic growth that, in turn, helped generate healthy corporate profits worldwide.

The information technology (IT) sector led the way and was the best performing sector in the Index during the period. Fast-growing (but non-dividend-paying) companies such as Amazon.com and Facebook garnered significant investor attention and their stock prices surged. Yet, IT was not the only area of the market to post attractive gains. On a sector basis, all 11 sectors in the Index rose during the period and seven sectors rose by more than 10%. In sum, it was a good time to be a diversified investor with broad exposure to different parts of the market.

The Fund’s performance benefitted from the strength in the IT sector, where holdings such as Apple, Microsoft and Cisco Systems showed signs of accelerating business momentum in the current environment. Businesses worldwide have been investing more resources into their IT systems in areas such as cloud computing, cybersecurity and networking infrastructure to name a few. As a result, revenue growth has been accelerating and margins have been expanding at leading IT vendors such as Microsoft and Cisco. Among other IT holdings, chipmaker Qualcomm rose after rival semiconductor firm Broadcom announced an unsolicited takeover offer for the company. The Fund reduced its Qualcomm holding after the announcement, based on the unclear timing and uncertain regulatory hurdles of the proposed combination. Subsequently, Qualcomm’s board rejected the takeover offer on the basis that Broadcom’s proposal “significantly undervalues” the company.

It was also a favorable environment for the Fund’s consumer discretionary holdings–the largest contributing sector to performance during the period. The Fund’s exposure to the sector shifted from underweight to overweight with the addition of a new holding, Hasbro Inc. Hasbro is a high-quality toy and entertainment company with valuable brands and global manufacturing and distribution scale. Additionally, we believe that the outlook for Hasbro’s future earnings and dividend growth is bright as the company’s management team has demonstrated a capability to monetize its core brand platforms beyond toys and into areas such as film, TV, digital streaming, social media and gaming.

The Fund’s industrial holdings struggled and detracted from overall performance during the period. In particular, industrial conglomerate General Electric (GE) declined meaningfully after the company reported third quarter earnings that were far below expectations. The earnings and cash flow deterioration were most notable in the company’s power and oil and gas businesses, where projected customer demand for GE’s products was far too optimistic. Despite a new CEO intent on turning the company around, the lower cash flow forecast threatened the continuation of GE’s current dividend. We eliminated the stock from the Fund after the earnings report and ahead of a potential dividend cut, which became a reality later in the period. With the GE elimination, the Fund is now underweight to the industrials sector.

The consumer staples sector also detracted from performance because of weakness in tobacco holdings Altria and Philip Morris International. Most notably, Altria declined sharply after the U.S. Food and Drug Administration (FDA) announced that it is considering placing limits on the amount of nicotine allowed in traditional cigarettes. The Fund added to Altria on the basis that we believe any regulatory changes will likely take years to implement and are unlikely to impact the company’s near-term earnings. An exciting new component of those earnings could be the expected launch of reduced-risk products for smokers that have been developed by Philip Morris International. Once, and if, approved by the FDA, these new products are anticipated to be sold under license by Altria in the U.S.

In other portfolio moves, we added banking company Bank of America during the period and eliminated the Fund’s preferred shares of Public Storage after being called and redeemed by the company. In health care, we swapped generic and branded drugmaker Teva Pharmaceutical in favor of a new position in medical devices company Medtronic. We eliminated Teva after a string of business-related disappointments and operational miscues led to a reduction in cash flow guidance and an unexpected cut in the dividend. Meanwhile, Hurricane Maria caused disruptions to Medtronic’s Puerto Rico manufacturing operations and created what we believe was a favorable entry price into the stock.

www.brownadvisoryfunds.com

Brown Advisory Equity Income Fund
A Message to Our Shareholders
December 31, 2017

Longer-term, we expect that Medtronic’s product and geographical scale has the potential to generate the type of steady, predictable earnings and dividend growth that the Fund seeks in all of its investments. It joins a list of existing companies in the portfolio that, in aggregate, offer strong dividend yields with a strong potential for future growth at what we believe to be reasonable levels of valuation.

Sincerely,

Brian Graney, CFA
Portfolio Manager

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in lower-rated and non-rated securities present a greater risk of loss to principal and interest than higher-rated securities. Investments in smaller and medium capitalization companies generally carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock. The value of the Fund’s investments in REITs and Real Estate may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs. The Fund may invest in ETFs, which may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses. Investments in foreign securities entail certain risks not associated with investments in domestic securities, such as volatility of currency exchange rates, and in some cases, political and economic instability and relatively illiquid markets. Investing in Master Limited Partnerships (“MLPs”) entails risk related to fluctuations in energy prices, decreases in supply of or demand for energy commodities, unique tax consequences due to the partnership structure and various other risks. Private Placement issued securities are restricted securities that are not publicly traded. Delay or difficulty in selling such securities may result in a loss to the Fund.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisoryfunds.com

Brown Advisory Equity Income Fund
Schedule of Investments
December 31, 2017 (Unaudited)

Shares	Security Description	Value $
Common Stocks – 91.8%

Consumer Discretionary – 12.1%
28,231	Best Buy Co., Inc.	1,932,976
18,267	Hasbro, Inc.	1,660,288
9,877	Home Depot, Inc.	1,871,988
14,203	Lowe’s Companies, Inc.	1,320,027
24,880	McDonald’s Corp.	4,282,346
42,109	V.F. Corp.	3,116,066
		14,183,691
Consumer Staples — 13.6%
80,717	Altria Group, Inc.	5,764,001
61,238	Coca-Cola Co.	2,809,599
37,758	Philip Morris International, Inc.	3,989,133
59,688	Unilever NV ADR	3,361,628
		15,924,361
Energy — 5.1%
64,864	Kinder Morgan, Inc.	1,172,092
32,232	Occidental Petroleum Corp.	2,374,209
67,440	Suncor Energy, Inc.	2,476,397
		6,022,698
Financials — 17.4%
21,105	Ameriprise Financial, Inc.	3,576,664
92,695	Bank of America Corp.	2,736,357
30,207	Cincinnati Financial Corp.	2,264,619
18,079	Erie Indemnity Co.	2,202,745
37,308	JPMorgan Chase & Co.	3,989,718
55,812	Wells Fargo & Co.	3,386,114
15,028	Willis Towers Watson PLC	2,264,569
		20,420,786
Health Care — 12.4%
43,909	AbbVie, Inc.	4,246,439
24,230	Johnson & Johnson	3,385,416
21,030	Medtronic PLC	1,698,172
41,359	Merck & Co., Inc.	2,327,271
34,782	Novartis AG ADR	2,920,297
		14,577,595
Industrials — 9.2%
9,627	General Dynamics Corp.	1,958,613
58,063	Healthcare Services Group, Inc.	3,061,081
64,689	Nielsen Holdings PLC	2,354,680
26,906	United Technologies Corp.	3,432,399
		10,806,773
Information Technology — 20.0%
19,504	Accenture PLC	2,985,867
27,706	Apple, Inc.	4,688,686
31,532	Automatic Data Processing, Inc.	3,695,235
103,697	Cisco Systems, Inc.	3,971,595
69,390	Microsoft Corp.	5,935,621
33,082	QUALCOMM, Inc.	2,117,910
		23,394,914
Materials — 2.0%
15,178	Praxair, Inc.	2,347,733
Total Common Stocks (Cost $63,282,925)		107,678,551

Real Estate Investment Trusts — 6.7%
10,577	American Tower Corp.	1,509,021
45,860	W.P. Carey, Inc.	3,159,754
92,095	Weyerhaeuser Co.	3,247,270
Total Real Estate Investment Trusts (Cost $6,154,561)		7,916,045

Short-Term Investments — 1.3%

Money Market Funds — 1.3%
1,505,250	Cash Account Trust — Government
	& Agency Portfolio —
	Institutional Shares, 1.22%#	1,505,250
Total Short-Term Investments (Cost $1,505,250)		1,505,250
Total Investments — 99.8% (Cost $70,942,736)		117,099,846
Other Assets in Excess of Liabilities — 0.2%		256,412
NET ASSETS — 100.0%		$117,356,258

PORTFOLIO HOLDINGS
% of Net Assets
Information Technology	20.0%
Financials	17.4%
Consumer Staples	13.6%
Health Care	12.4%
Consumer Discretionary	12.1%
Industrials	9.2%
Real Estate Investment Trusts	6.7%
Energy	5.1%
Materials	2.0%
Money Market Funds	1.3%
Other Assets and Liabilities	0.2%
100.0%

ADR — American Depositary Receipt
#	Annualized seven-day yield as of December 31, 2017.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Sustainable Growth Fund
A Message to Our Shareholders
December 31, 2017

Dear Shareholders:

During the six-month period ended December 31, 2017, the Brown Advisory Sustainable Growth Fund Institutional Shares (the “Fund”) increased 11.94% in value. During the same period, the Russell 1000® Growth Index, the Fund’s benchmark, increased 14.23%.

The Fund’s relative underperformance was primarily due to weakness in industrials and materials. Our overweight in health care also contributed to the underperformance. These negative factors more than offset strong performance from many of our technology holdings.

The majority of our positive performance has come during periods of market weakness. We believe that our strict valuation discipline, preference for what we believe are high-quality companies and research that focuses on identifying some of the most persistent drivers of value creation for companies–including sustainability drivers–have contributed to these results. While we are pleased with our track record, we are not surprised that we have lagged in the most recent “risk-on” market. The majority of our portfolio consists of what we believe to be steady-growth companies with low double-digit bottom-line growth prospects.  While we believe this has the potential to provide ballast in the event of macro weakness, it has not helped us in the current market environment.

Taking a closer look at the last six months, a number of our technology holdings contributed most positively to performance, including Microsoft, Adobe Systems and Red Hat. Strong growth from Microsoft’s public cloud business along with effective cost control execution contributed to robust results. Adobe Systems delivered a strong finish to the year, beating revenue estimates and issuing upbeat guidance for 2018. The total addressable market for its creative software and marketing solutions continues to grow as more content moves online. Red Hat’s enterprise operating system solution delivered double-digit revenue growth for the year. The company demonstrated impressive large deal momentum, solid renewal rates and successful cross-selling of its emerging technologies.

In terms of our largest detractors, Wabtec, Ball Corporation and TreeHouse Foods were our worst performers during the period. Wabtec’s freight aftermarket business performed much worse than expected and caused the company to reduce guidance multiple times. Wabtec was one of a few disappointing holdings within industrials during the period. We are particularly disappointed in our performance in this sector given that we believe industrials to be a point of differentiation for our strategy. Despite these disappointing results, we have not backed away from investing in the sector. We would characterize our recent mistakes as idiosyncratic rather than a function of a larger problem within the group. We will continue looking within the sector for attractive businesses that fit our investment criteria going forward.

Ball Corporation suffered from an unexpected beverage tax in the Middle East and a supply chain disruption caused by the hurricanes in the southern U.S. TreeHouse Foods missed earnings and lowered guidance due to deteriorating conditions in the retail food market. We exited our position in TreeHouse during the period.

Overall, we added four new names to the portfolio during the last six months including Aptiv, Nordson, Welbilt and West Pharmaceutical Services. Aptiv is a leading supplier of electrical architecture, safety products and electronics, and systems for light vehicles. Aptiv’s products have enabled auto manufacturers to meet increasingly stringent government regulations and consumer preferences for products that are safe, ‘green’ and connected. These trends have been leading to increased content per vehicle, greater profitability and higher margins.

Nordson manufactures precision technology solutions focused on material dispensing (adhesives and coatings), plastic/polymer processing, test and inspection, surface treatment and fluid handling. The company’s products are used to precisely apply, dispense and cure adhesives, paints, sealants, and coatings in a variety of consumer and industrial products.  Nordson’s technology helps its customers reduce raw material usage in manufacturing applications.

Welbilt is a world-leading manufacturer of commercial foodservice equipment. Welbilt designs and manufacturers cooking, holding, food preparation, beverage dispensing, refrigeration and ice-making technologies. The company helps its customers by designing products that reduce energy and water consumption. Welbilt’s mobile connectivity and monitoring capabilities help commercial kitchens reduce downtime, optimize energy use and improve service response time.

West Pharmaceutical Services is a leading manufacturer of packaging components and delivery systems for injectable drugs and health care products. The company’s products promote the safety, purity and efficacy of the world’s pharmaceutical drug supply. West has had a dominant position in the market and supplies components for the top 35 biologics in the world.

www.brownadvisoryfunds.com

Brown Advisory Sustainable Growth Fund
A Message to Our Shareholders
December 31, 2017

As for deletions during the period, we eliminated Hexcel given we believe investors have already discounted much of the strong growth in its aerospace business. We exited Middelby due to our belief that Welbilt has the potential to grow faster within the commercial foodservice market. Welbilt has a full lineup up of both hot and cold offerings combined with an integrated solution offering called FitKitchen. In contrast, Middleby lacks a full-service offering and has had a weaker lineup of cold equipment. As previously mentioned, we exited TreeHouse Foods given the deteriorating market environment.

While our relative underperformance for this period was disappointing, we maintain a disciplined process of discerning what we believe are high-quality names poised for steady success–even in uncertain operating environments. After all, sustainable growth requires management teams to be resilient against many challenges, including constraints on the natural environment and resources. Our deep sustainability research helps us identify the companies that we believe have been making the right long-term investments, for many years now, toward their own long-term sustainability and growth.

While we enter calendar year 2018 with considerable macroeconomic and political uncertainty, we will maintain focus on our disciplined, repeatable formula for stock selection which we believe has the potential to enable us to provide attractive long-term returns.

Sincerely,

Karina Funk
Portfolio Manager

David Powell
Portfolio Manager

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund’s investment focus on environmental factors could cause it to make or avoid investments that could result in the Fund underperforming similar funds that do not have an environmental focus. Investments in smaller and medium-sized capitalization companies generally carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock. Investments in foreign securities entail certain risks not associated with investments in domestic securities, such as volatility of currency exchange rates, and in some cases, political and economic instability and relatively illiquid markets. These risks are greater for investments in emerging markets. The value of the Fund’s investments in REITS may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisoryfunds.com

Brown Advisory Sustainable Growth Fund
Schedule of Investments
December 31, 2017 (Unaudited)

Shares	Security Description	Value $
Common Stocks — 90.3%

Consumer Discretionary — 9.5%
16,326	Amazon.com, Inc.*	19,092,767
105,566	Aptiv PLC*	8,955,164
1	Delphi Technologies PLC*	35
149,929	Starbucks Corp.	8,610,422
137,030	TJX Companies, Inc.	10,477,314
		47,135,702
Consumer Staples — 2.4%
212,746	Unilever NV ADR	11,981,855

Health Care — 18.8%
201,184	Danaher Corp.	18,673,899
119,336	Edwards Lifesciences Corp.*	13,450,361
36,636	IDEXX Laboratories, Inc.*	5,729,138
15,312	Mettler-Toledo International, Inc.*	9,486,090
103,954	Thermo Fisher Scientific, Inc.	19,738,785
94,127	UnitedHealth Group, Inc.	20,751,238
58,571	West Pharmaceutical Services, Inc.	5,779,201
		93,608,712
Industrials — 18.1%
214,091	A.O. Smith Corp.	13,119,496
174,439	Fortive Corp.	12,620,662
250,925	Healthcare Services Group, Inc.	13,228,766
120,407	J.B. Hunt Transport Services, Inc.	13,844,397
82,142	Nordson Corp.	12,025,589
132,707	Verisk Analytics, Inc.*	12,739,872
90,119	Wabtec Corp.	7,338,390
214,996	Welbilt, Inc.*	5,054,556
		89,971,728
Information Technology — 35.8%
123,774	Adobe Systems, Inc.*	21,690,156
19,791	Alphabet, Inc. — Class A*	20,847,839
2,705	Alphabet, Inc. — Class C*	2,830,512
97,403	Cavium, Inc.*	8,165,293
103,032	Facebook, Inc.*	18,181,027
93,968	Intuit, Inc.	14,826,271
272,872	Microsoft Corp.	23,341,471
85,341	Monolithic Power Systems, Inc.	9,588,915
126,865	Red Hat, Inc.*	15,236,486
105,538	salesforce.com, Inc.*	10,789,150
55,938	Tyler Technologies, Inc.*	9,903,823
200,534	Visa, Inc.	22,864,887
		178,265,830
Materials — 5.7%
345,793	Ball Corp.	13,088,265
114,022	Ecolab, Inc.	15,299,472
		28,387,737
Total Common Stocks (Cost $286,893,433)		449,351,564

Real Estate Investment Trusts — 4.4%
153,578	American Tower Corp.	21,910,973
Total Real Estate Investment Trusts (Cost $15,837,180)		21,910,973

Short-Term Investments — 5.7%

Money Market Funds — 5.7%
28,558,933	Cash Account Trust — Government
	& Agency Portfolio —
	Institutional Shares, 1.22%#	28,558,933
Total Short-Term Investments (Cost $28,558,933)		28,558,933
Total Investments — 100.4% (Cost $331,289,546)		499,821,470
Liabilities in Excess of Other Assets — (0.4)%		(2,104,765)
NET ASSETS — 100.0%		$497,716,705

PORTFOLIO HOLDINGS
% of Net Assets
Information Technology	35.8%
Health Care	18.8%
Industrials	18.1%
Consumer Discretionary	9.5%
Money Market Funds	5.7%
Materials	5.7%
Real Estate Investment Trusts	4.4%
Consumer Staples	2.4%
Other Assets and Liabilities	(0.4)%
100.0%

ADR — American Depositary Receipt
*	Non-Income Producing
#	Annualized seven-day yield as of December 31, 2017.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Mid-Cap Growth Fund
A Message to Our Shareholders
December 31, 2017

Dear Shareholders:

During the period since inception, from October 2, 2017 to December 31, 2017, the Brown Advisory Mid-Cap Growth Fund (the “Fund”) returned 2.80% in value. During the same period, the Russell Midcap Growth Index (the “Index”), the Fund’s benchmark, increased 6.27%.

For context, here is a quick summary of our approach. The Fund’s strategy sprung from our Small-Cap Growth Fund’s strategy. It is run by the same team, using the same philosophy and process. Our goal is to outperform over a multiyear period through stock selection. We believe that low turnover, high active share and prudent concentration are keys to long-term success. We are valuation-sensitive and not momentum investors. Our bottom-up, fundamental, “3G” (growth, governance and go-to-market strategy) approach typically leads us to what we believe to be higher-quality companies. That tilts us away from retail/apparel, commodity-oriented and cyclical companies.

So what happened since the Fund’s inception? The Index climbed 6.27%. An upmarket, in and of itself, is not a good predictor of our relative returns. The difference this past quarter was persistence. Volatility was historically low during the period with an unusually low number of days in which the Index declined. These conditions left fewer opportunities to for the Fund to benefit from its positioning which we believe has the potential to offer downside protection.

Moreover, large caps meaningfully outpaced small caps. In fact, the Russell 1000® Growth Index outstripped its small-cap counterpart by more than 3% in the fourth quarter. Due to its heritage, the Fund sports a lower weighted-average market cap than its benchmark. While we believe the effect abates over longer periods, we suspect this market cap bias effects our relative performance during short periods. We believe this dampened our Index-relative returns in the fourth quarter.

What drove such consistent gains in the benchmark? Industrials, materials, energy and consumer companies. Zooming in further, the top-three Index sub-sectors were retail, mining and investment banks/brokers. We are underweight those companies in comparison to the Index; we believe that provided another headwind in the fourth quarter.

Put simply, the market seemed to reward larger, more cyclical companies than we typically own during the fourth quarter.  While we believe that provided a headwind to our relative results, our top-three detractors also hurt, accounting for nearly half of our Index-relative shortfall.

MACOM Technology Solutions Inc. reduced guidance significantly twice in the second half of the year due to weakness in China. Unlike the first miss in August, its third quarter report in November also showed signs of weakness in data center sales—its main growth driver—causing us to reassess the position. TripAdvisor Inc. struggled with a business model transition over the last two years. To make matters worse, Priceline reduced its advertising spend on hotel metasearch auctions, hindering TripAdvisor’s results further in the second half of 2017.  Henry Schein, Inc.’s share price faltered as fears of Amazon’s encroachment into the dental consumables distribution space burgeoned. We think investor concerns are overblown; we added to the position on weakness.

Since the Fund’s inception, we added two new positions and sold three.  We built a position in Cambrex Corporation, a leading contract manufacturer of pharmaceuticals, for two reasons: 1) we think secular trends favor outsourcing; and 2) investor concerns over the firm’s revenue concentration with Gilead may be overblown; we believe that this created an attractive entry point.  We think GoDaddy, Inc. has developed a unique and enduring platform to sell IT products to small businesses. While its mainstay internet domain registration business drives what has been modest-but-steady growth, we think the firm has the potential to continue to cross-sell website hosting and development services, Office 365 and telephony services at a faster pace. We also see it potentially benefitting from scale outside the U.S. following its acquisition of Host Europe Group (HEG) in Europe.

Becton Dickenson and Co announced it would acquire C.R. Bard, Inc. earlier in the year.  We sold the position to fund other opportunities. We sold Equifax Inc. because we believe the company’s recovery from a massive data breech will be protracted and expensive. We still own a meaningful position in Equifax’s competitor—TransUnion. We exited our position in TreeHouse Foods, Inc. early in the fourth quarter due to fundamental concerns and avoided further losses after the company reported soft third quarter results. We think TreeHouse will continue to struggle integrating ConAgra Brands Inc.’s private brands business, which it purchased in 2016.

www.brownadvisoryfunds.com

Brown Advisory Mid-Cap Growth Fund
A Message to Our Shareholders
December 31, 2017

As always, we remain committed to achieving what we believe to be attractive risk-adjusted returns over a full market cycle by owning a diversified portfolio of companies that we believe could one day grow much larger. We are grateful for your support and look forward to updating you in six months.

Sincerely,

George J. Sakellaris
Portfolio Manager

Christopher A. Berrier
Portfolio Manager

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund may invest in securities of foreign issuers. Investments in such securities entail certain risks not associated with investments in domestic securities, such as volatility of currency exchange rates, and in some cases, political and economic instability and relatively illiquid markets. These risks are greater for investments in emerging markets. The value of the Fund’s investments in REITs may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs. The Fund may invest in ETFs, which may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses. Investments in smaller and medium-sized companies generally carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer term debt securities. Investments in lower-rated and non-rated securities present a greater risk of loss to principal and interest than higher-rated securities.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisoryfunds.com

Brown Advisory Mid-Cap Growth Fund
Schedule of Investments
December 31, 2017 (Unaudited)

Shares	Security Description	Value $
Common Stocks — 77.2%

Consumer Discretionary — 17.7%
1,168	Bright Horizons Family Solutions, Inc.*	109,792
979	CarMax, Inc.*	62,783
189	Chipotle Mexican Grill, Inc.*	54,627
4,782	Cotiviti Holdings, Inc.*	154,028
1,152	Ctrip.com International, Ltd. ADR*	50,803
789	FleetCor Technologies, Inc.*	151,827
5,208	Genpact, Ltd.	165,301
2,131	Liberty Formula One*	69,726
1,768	Liberty SiriusXM*	70,119
1,515	Marriott International, Inc.	205,631
521	PriceSmart, Inc.	44,858
1,705	Ross Stores, Inc.	136,827
836	SiteOne Landscape Supply, Inc.*	64,121
3,204	TransUnion*	176,092
2,825	TripAdvisor, Inc.*	97,350
		1,613,885
Consumer Staples — 3.5%
1,894	Brown-Forman Corp.	130,061
1,925	Church & Dwight Co., Inc.	96,577
694	Estee Lauder Companies, Inc.	88,305
		314,943
Financials — 2.1%
1,026	Prosperity Bancshares, Inc.	71,892
2,099	Webster Financial Corp.	117,880
		189,772
Health Care — 11.0%
584	Agios Pharmaceuticals, Inc.*	33,387
1,768	Alder Biopharmaceuticals, Inc.*	20,244
1,562	Cambrex Corp.*	74,976
4,498	Catalent, Inc.*	184,778
1,168	Charles River Laboratories International, Inc.*	127,838
537	Cooper Companies, Inc.	117,002
1,278	DexCom, Inc.*	73,344
1,484	Edwards Lifesciences Corp.*	167,262
2,131	Henry Schein, Inc.*	148,914
584	Neurocrine Biosciences, Inc.*	45,312
284	Ultragenyx Pharmaceutical, Inc.*	13,172
		1,006,229
Industrials — 11.7%
663	Allegion PLC	52,748
1,531	BWX Technologies, Inc.	92,610
1,010	ESCO Technologies, Inc.	60,853
1,389	HEICO Corp.	131,052
1,925	Hexcel Corp.	119,061
742	IDEX Corp.	97,922
789	J.B. Hunt Transport Services, Inc.	90,719
4,056	Waste Connections, Inc.	287,733
1,720	Woodward, Inc.	131,649
		1,064,347
Information Technology — 24.6%
3,220	Acxiom Corp.*	88,743
1,152	Amphenol Corp.	101,146
268	ANSYS, Inc.*	39,554
805	Blackbaud, Inc.	76,064
1,910	Broadridge Financial Solutions, Inc.	173,009
2,762	BroadSoft, Inc.*	151,633
2,194	Cavium, Inc.*	183,924
1,263	CoreLogic, Inc.*	58,363
1,278	Electronic Arts, Inc.*	134,266
379	Fair Isaac Corp.	58,063
616	Gartner, Inc.*	75,860
726	Global Payments, Inc.	72,774
1,925	GoDaddy, Inc.*	96,789
1,231	Guidewire Software, Inc.*	91,414
742	Intuit, Inc.	117,073
852	Jack Henry & Associates, Inc.	99,650
1,578	MACOM Technology Solutions Holdings, Inc.*	51,348
1,073	MAXIMUS, Inc.	76,805
1,405	Microchip Technology, Inc.	123,471
4,119	Mimecast, Ltd.*	118,092
1,752	Sensata Technologies Holding NV*	89,545
1,673	Vantiv, Inc.*	123,049
410	WEX, Inc.*	57,904
		2,258,539
Materials — 4.0%
4,545	Ball Corp.	172,028
1,436	Ecolab, Inc.	192,683
		364,711
Telecommunication Services — 2.6%
3,014	Cogent Communications Holdings, Inc.	136,534
1,215	Liberty Broadband Corp.*	103,336
		239,870
Total Common Stocks (Cost $6,968,693)		7,052,296

Real Estate Investment Trusts — 2.3%
552	Crown Castle International Corp.	61,278
884	SBA Communications Corp.*	144,410
Total Real Estate Investment Trusts (Cost $202,454)		205,688

Short-Term Investments — 15.4%

Money Market Funds — 15.4%
1,406,639	Cash Account Trust — Government
	& Agency Portfolio —
	Institutional Shares, 1.22%#	1,406,639
Total Short-Term Investments (Cost $1,406,639)		1,406,639
Total Investments — 94.9% (Cost $8,577,786)		8,664,623
Other Assets in Excess of Liabilities — 5.1%		464,091
NET ASSETS — 100.0%		$9,128,714

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Mid-Cap Growth Fund
Schedule of Investments
December 31, 2017 (Unaudited)

PORTFOLIO HOLDINGS
% of Net Assets
Information Technology	24.6%
Consumer Discretionary	17.7%
Money Market Funds	15.4%
Industrials	11.7%
Health Care	11.0%
Materials	4.0%
Consumer Staples	3.5%
Telecommunication Services	2.6%
Real Estate Investment Trusts	2.3%
Financials	2.1%
Other Assets and Liabilities	5.1%
100.0%

ADR — American Depositary Receipt
*	Non-Income Producing
#	Annualized seven-day yield as of December 31, 2017.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Small-Cap Growth Fund
A Message to Our Shareholders
December 31, 2017

Dear Shareholders:

During the six-month period ended December 31, 2017, the Brown Advisory Small-Cap Growth Fund Investor Shares (the “Fund”) increased 7.22% in value. During the same period, the Russell 2000® Growth Index, the Fund’s benchmark, increased 11.09%.

Our approach has been very consistent over almost a dozen years. We strive to produce attractive risk-adjusted returns over a full market cycle through long-term security selection and attempting to mitigate downside risk through portfolio diversification, quality and valuation sensitivity. Generally, we have found our path to be effective. At times, however, we have been challenged to keep pace with the most vigorous of “risk-on” trades by our benchmark, particularly when the drivers of these rallies lie away from our philosophical approach. If momentum, loss makers and/or more commodity-oriented businesses drive returns, we need nearly perfect stock selection as an offset. Unfortunately, this was the environment in which the portfolio found itself during the latter stages of 2017 and we were certainly nowhere near perfect.

Specifically in November 2017, the strategy experienced a handful of lackluster third quarter earnings reports that arrested the momentum of the portfolio against a backdrop of increasing momentum in the market. Thus, a solid year of nearly matching the benchmark—with lower beta and volatility—ended in disappointment. We finished the year with another round of what we believed to be solid absolute returns, but fell short of our relative bogey.

This brings us to some thoughts on the present operating environment. We know that equity valuations are high and volatility levels remain at extremely low levels. However, we do not control the opportunity set, just our investment process. As equity prices have marched higher, our response to the environment has simply been to work harder to uncover new ideas that we believe trade at attractive entry points. During the period we added 10 new ideas, achieving some fruits from our labor. But, the prime benefit of this work is a more marked expansion of our library of knowledge against our investable universe. Frustratingly, the lack of any type of meaningful pullback in the market and its increasing momentum orientation has precluded us from acting on more of this body of work. Our new ideas have largely been a function of idiosyncratic vs. widespread opportunity. We mention these facts because one of the reasons we have been able to manage the strategy with solid downside capture–while still providing reasonable long-term upside capture–is our pattern of activity during market turbulence. We are of the view that downside capture is critical because it not only allows for potential outperformance during difficult times, but provides the mental wherewithal to become a little greedier when others are slightly more fearful. Over the years, this discipline has likely added more value than any other aspect of our philosophy and process in our pursuit of attractive, long-term risk-adjusted returns. We know we cannot predict volatility, but we will always strive to be as prepared for it as possible.

From an individual stock perspective, there was no apparent theme to the top-five contributors during the period. BeiGene, a biopharmaceutical company that discovers and develops targeted drugs for the treatment of cancer, demonstrated substantive clinical progress over the course of 2017. The company has enjoyed a strong position in its home market (China) and has expanded its opportunity set overseas through its partnership with Celgene. BroadSoft, which provides software and services that have enabled telecommunications service providers to deliver hosted cloud-based unified communications (UC) to their enterprise customers, was another top contributor. Broadsoft was acquired by Cisco during the fourth quarter in an all-cash transaction valued at $1.9 billion. The stock had risen prior to the announcement on speculation of a deal. Cavium, Inc. is a provider of integrated semiconductor processors that enable intelligent processing for wired and wireless infrastructure and cloud networking, communications, storage and security applications. Its share price rose 27% in the fourth quarter of 2017 after the company reported better-than-expected earnings and also raised guidance. Following earnings, the company was acquired in a cash and stock deal by Marvell at a healthy premium–particularly if the acquirer continues to rally on the proposed synergies of the transaction. HEICO Corporation is a leading supplier of aftermarket commercial aerospace parts. The company’s practice of meaningfully undercutting the original equipment manufacturers’ pricing has made the business a wonderful compounder over time, in our view. While we are mindful that several recent solid quarterly reports has pushed the stock’s valuation to new highs, we acknowledge that tax reform is meaningfully positive to free cash flow and that the management team has executed on numerous highly attractive acquisitions in the past; these usually help cure issues around short-term valuation. Bright Horizon Family Solutions, a provider of childcare, early education and other services for employers and families, reported strong third quarter results as the company commands strong pricing power and shows operating leverage in its model.

Most of the bottom detractors during the six month period were due to lackluster third quarter earnings. MACOM Technology, a manufacturer of analog radio frequency (RF), microwave, millimeterwave and photonic semiconductor solutions, released third quarter earnings results and guidance that disappointed due to an abrupt and continued pause in Chinese demand. Habit

www.brownadvisoryfunds.com

Brown Advisory Small-Cap Growth Fund
A Message to Our Shareholders
December 31, 2017

Restaurants, a small position, operates fast-casual restaurants under The Habit Burger Grill name, reported second quarter results that further highlighted the difficult operating climate faced by numerous restaurants and retail businesses. Henry Schein, a provider of health care products and services to dental practitioners and laboratories, animal health clinics, physician practices, government, institutional health care clinics and other alternate care clinics worldwide, fell victim to rising concerns that Amazon was going to become a greater competitive threat in the profitable dental consumables franchise. While we believe there are multiple reasons why the perceived threat by Amazon is greater than the actual threat, the recent market pattern of companies facing competition from Amazon has been to remain weak until future results prove otherwise. Medidata provides cloud-based solutions for life sciences worldwide. Its Medidata Clinical Cloud offering provides a software-as-a-service platform to optimize clinical development activity. The company’s shares fell as third quarter revenues and fourth quarter revenue guidance were slightly below consensus. For each of these companies, we will analyze our investment thesis, the risk/reward, and other opportunities to determine whether the position sizes are sold, trimmed, or increased.

As mentioned previously, we believe volatility will emerge over time. We have what we believe are many high-quality companies in which we are eager to invest…at the right price. By maintaining a strong team, sound process and deep list of well-researched smaller companies, we strive to generate solid absolute and relative results over the long-term.

Sincerely,

Christopher A. Berrier
Portfolio Manager

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. Investments in smaller companies generally carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock. The value of the Fund’s investments in REITs may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs. The Fund may invest in ETFs, which may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses. Earnings growth is not representative of the fund’s future performance. Diversification does not assure a profit, nor does it protect against a loss in a declining market. Investments in foreign securities entail certain risks not associated with investments in domestic securities, such as volatility of currency exchange rates, and in some cases, political and economic instability and relatively illiquid markets. These risks are greater for investments in emerging markets. Privately Placement issued securities are restricted securities that are not publicly traded. Delay or difficulty in selling such securities may result in a loss to the Fund.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisoryfunds.com

Brown Advisory Small-Cap Growth Fund
Schedule of Investments
December 31, 2017 (Unaudited)

Shares	Security Description	Value $
Common Stocks — 93.9%

Consumer Discretionary — 19.4%
257,726	Bright Horizons Family Solutions, Inc.*	24,226,244
669,514	Carrols Restaurant Group, Inc.*	8,134,595
284,939	Clarus Corp.*	2,236,771
345,389	Core-Mark Holding Co., Inc.	10,907,385
476,890	Cotiviti Holdings, Inc.*	15,360,627
664,218	Genpact, Ltd.	21,082,279
538,571	Habit Restaurants, Inc.*	5,143,353
299,082	Liberty Formula One*	9,785,963
1,181,193	Liberty TripAdvisor Holdings, Inc.*	11,132,744
265,864	Liberty Ventures*	14,420,463
367,657	Lindblad Expeditions Holdings, Inc.*	3,599,362
142,030	MakeMyTrip, Ltd.*	4,239,595
92,877	PriceSmart, Inc.	7,996,710
128,951	SiteOne Landscape Supply, Inc.*	9,890,542
		148,156,633
Consumer Staples — 1.5%
102,195	Casey’s General Stores, Inc.	11,439,708

Financials — 7.2%
382,380	BankUnited, Inc.	15,570,514
334,162	ConnectOne Bancorp, Inc.	8,604,671
146,708	Envestnet, Inc.*	7,313,394
131,423	Prosperity Bancshares, Inc.	9,208,810
249,677	Webster Financial Corp.	14,021,860
		54,719,249
Health Care — 14.2%
126,992	Acceleron Pharma, Inc.*	5,389,541
78,461	Agios Pharmaceuticals, Inc.*	4,485,615
255,556	Alder Biopharmaceuticals, Inc.*	2,926,116
18,182	AnaptysBio, Inc.*	1,831,291
75,267	BeiGene, Ltd. ADR*	7,355,091
232,566	Cambrex Corp.*	11,163,168
532,691	Catalent, Inc.*	21,882,946
170,528	Charles River Laboratories International, Inc.*	18,664,290
186,004	Coherus BioSciences, Inc.*	1,636,835
138,886	Henry Schein, Inc.*	9,705,354
16,474	IDEXX Laboratories, Inc.*	2,576,204
131,289	Jounce Therapeutics, Inc.*	1,673,935
144,055	Medidata Solutions, Inc.*	9,128,765
74,876	Neurocrine Biosciences, Inc.*	5,809,629
93,838	Ultragenyx Pharmaceutical, Inc.*	4,352,206
		108,580,986
Industrials — 19.8%
124,747	BWX Technologies, Inc.	7,545,946
249,510	ESCO Technologies, Inc.	15,032,977
274,354	Healthcare Services Group, Inc.	14,463,943
134,199	HEICO Corp.	12,661,676
258,370	Hexcel Corp.	15,980,184
89,271	IDEX Corp.	11,781,094
312,676	Knight-Swift Transportation Holdings, Inc.	13,670,195
75,645	Mercury Systems, Inc.*	3,884,371
77,871	WageWorks, Inc.*	4,828,002
475,607	Waste Connections, Inc.	33,739,561
86,673	Welbilt, Inc.*	2,037,682
212,726	Woodward, Inc.	16,282,048
		151,907,679
Information Technology — 29.3%
93,774	2U, Inc.*	6,049,361
423,295	Acxiom Corp.*	11,666,010
144,143	Alarm.com Holdings, Inc.*	5,441,398
96,006	Appian Corp.*	3,022,269
191,559	Aspen Technology, Inc.*	12,681,206
167,193	Blackbaud, Inc.	15,798,066
164,937	Blackline, Inc.*	5,409,934
216,324	Broadridge Financial Solutions, Inc.	19,594,628
464,213	BroadSoft, Inc.*	25,485,294
262,163	Cavium, Inc.*	21,977,124
138,335	CoreLogic, Inc.*	6,392,460
83,140	Fair Isaac Corp.	12,737,048
36,472	Global Payments, Inc.	3,655,953
123,995	Guidewire Software, Inc.*	9,207,869
17,474	Littelfuse, Inc.	3,456,707
172,190	MACOM Technology Solutions Holdings, Inc.*	5,603,063
179,517	MAXIMUS, Inc.	12,849,827
518,549	Mimecast, Ltd.*	14,866,800
94,221	Paylocity Holding Corp.*	4,443,462
67,153	Proofpoint, Inc.*	5,963,858
42,701	Ultimate Software Group, Inc.*	9,318,639
63,828	WEX, Inc.*	9,014,428
		224,635,404
Telecommunication Services — 2.5%
376,954	Cogent Communications Holdings, Inc.	17,076,016
1,003,398	Global Eagle Entertainment, Inc.*	2,297,782
		19,373,798
Total Common Stocks (Cost $549,370,439)		718,813,457

Private Placements — 0.3%
18,800	Greenspring Global Partners IV-B, L.P.*^†	2,341,190
88,769	Greenspring Global Partners V-B, L.P.*~†	107,640
Total Private Placements (Cost $18,019)		2,448,830

Contingent Value Rights — 0.0%
118,191	Dyax Corp.*† (Acquired in January 2016)	131,192
Total Contingent Value Rights (Cost $131,192)		131,192

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Small-Cap Growth Fund
Schedule of Investments
December 31, 2017 (Unaudited)

Shares	Security Description	Value $
Short-Term Investments — 6.5%

Money Market Funds — 6.5%
49,685,917	Cash Account Trust — Government
	& Agency Portfolio —
	Institutional Shares, 1.22%#	49,685,917
Total Short-Term Investments (Cost $49,685,917)		49,685,917
Total Investments — 100.7% (Cost $599,205,567)		771,079,396
Liabilities in Excess of Other Assets — (0.7)%		(5,113,374)
NET ASSETS — 100.0%		$765,966,022

PORTFOLIO HOLDINGS
% of Net Assets
Information Technology	29.3%
Industrials	19.8%
Consumer Discretionary	19.4%
Health Care	14.2%
Financials	7.2%
Money Market Funds	6.5%
Telecommunication Services	2.5%
Consumer Staples	1.5%
Private Placements	0.3%
Contingent Value Rights	0.0%
Other Assets and Liabilities	(0.7)%
100.0%

ADR — American Depositary Receipt
*	Non-Income Producing
^
Security is exempt from registration under Regulation D of the Securities Act of 1933. Security was acquired from February 2008 to August 2016 as part of a $2,000,000 capital commitment. At December 31, 2017, $1,880,000 of the capital commitment has been fulfilled by the Fund.

~
Security is exempt from registration under Regulation D of the Securities Act of 1933. Security was acquired from October 2012 to November 2017 as part of a $100,000 capital commitment. At December 31, 2017, $88,000 of the capital commitment has been fulfilled by the Fund.

†
These securities are being fair valued, using significant unobservable inputs (Level 3), under the supervision of the Board of Trustees. Further, they may not be sold by the Fund and are considered illiquid. At December 31, 2017 the total market value of securities considered illiquid was $2,580,022 or 0.3% of net assets.

#	Annualized seven-day yield as of December 31, 2017.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Small-Cap Fundamental Value Fund
A Message to Our Shareholders
December 31, 2017

Dear Shareholders:

During the six-month period ended December 31, 2017, the Brown Advisory Small-Cap Fundamental Value Fund Investor Shares (the “Fund”) increased 9.34% in value. During the same period, the Russell 2000® Value Index (the “Index”), the Fund’s benchmark, increased 7.26%

After a lackluster start in 2017, small-cap stocks rebounded during the last several months of the year. In particular, both positive fundamental results within cyclical sectors and the anticipation (and eventual passage) of the tax overhaul drove the rally.

McGrath RentCorp was the Fund’s largest contributor to performance during the six-month period. Both macro and micro accelerations in the period benefitted McGrath. The underlying demand environment from municipalities and construction companies grew for their portable office solutions, and the company saw meaningful impact from internal efforts to drive better profitability. The combination of the two tailwinds helped drive profits and growth above expectations, which we believe sets them up well for 2018 and beyond. Primerica, another top performer, benefitted from an improving regulatory backdrop in Washington, particularly around the DOL Fiduciary Rule. Strong fundamental performance combined with continued capital return has also pushed consensus estimates up gradually throughout the year. Lastly, Albany International performed well during the year and remains a large position. The company has shown sound execution in preparing its Engineered Components business for the anticipated steep production ramp of the new LEAP engines in the back half of 2017 and into 2018. This performance translated into better-than-expected results and management raised its revenue outlook for this division throughout the year. The company’s paper machine clothing division continues to take share and hold price in an improving market. We believe the outlook for both businesses remains favorable heading into 2018.

The largest detractor from performance was ATN International. In the first quarter of the year, ATN International fell on the expiration of some U.S. renewable credits and modest delays in its renewable projects in India. The company’s U.S. and international telecom businesses performed as expected. In the third quarter, ATN International cut its dividend in half. Despite $250M in gross cash on the balance sheet ($100M net) and expected free cash flow in 2018 that was two-to-three times the prior dividend, ATN wanted to further increase capital allocation flexibility for internal investment, mergers & acquisitions and stock repurchases. During the fall, the company lowered 2017 EBITDA expectations due to the company’s telecom presence in areas affected by hurricanes Irma and José, most notably the U.S. Virgin Islands. Throughout the year, we cut our position in the stock to <1%. Colony Northstar, another detractor to performance, saw weakness following a third-quarter earnings release that fell below consensus expectations. Additional management commentary prompted downward revisions to forward estimates. Altisource Residential stock fell during the period following news that Hurricane Harvey was to make landfall in the United States, followed soon by Hurricane Irma. Approximately 20% of the company’s rental home portfolio is located either in Houston or Florida.

The Fund added six names during the six-month period, including: BankUnited, DSW Inc., and REX American Resources.

BankUnited is a Florida-headquartered bank that is beginning to hit an inflection point in earnings following nearly five years of little-to-no net bottom-line growth. The company has a history of robust organic loan growth that has been muted by the run-off of a large FDIC-covered portfolio, which has made it difficult to grow earnings simultaneously. With the loss share expiring in 2019 (and the P&L impact diminishing every quarter), we believe the potential exists for investors to begin to understand the true earnings potential of the company and the stock may re-rate higher. Due to the confusing accounting surrounding the loss share, the stock has traded at only 1.4x Tangible Book Value (“TBV”) and 15x core projected 2018 Earnings Per Share (“EPS”), below the Southeast peer average of 2.0x TBV and 15.9x projected 2018 EPS. While our thesis does not hinge on a merger or acquisition, we believe that poor investor perception around the stock sets BankUnited up to be an attractive acquisition candidate for a larger bank looking to expand their Florida footprint. After several recent competitor acquisitions, BankUnited is the only remaining franchise of size that is independent in Florida. While we wait for either outcome, we believe that our downside is supported by a 2.5% dividend yield.

DSW is an off-price retailer of footwear and accessory brands that sells through over 500 retail stores and online. While the challenges of brick and mortar retail and the omnipresent threat of Amazon (Zappos) are well known, we believe DSW presents a compelling investment opportunity. Although DSW’s business has been impacted by retail secular issues, this is reflected in its low valuation (~4x EBITDA) and we believe the business has shown early signs of stabilization in key metrics: same store sales, profitability per square foot and inventory control. Further, the company has reduced store growth targets, almost entirely invested in the build-out of its omni-channel capabilities, and is now producing high levels of free cash flow (~8% FCF yield). DSW’s balance sheet and capital allocation policies are strong, with a net cash position and a $500M share repurchase authorization on a $1.7B market cap company. The company also has paid a quarterly dividend has yielded close to 4%. We believe the near-term scenario for the company is attractive; if early 2018 reports beat current consensus estimates, it could lead to a re-rating of DSW shares.

www.brownadvisoryfunds.com

Brown Advisory Small-Cap Fundamental Value Fund
A Message to Our Shareholders
December 31, 2017

REX American Resources (“REX”) has ownership stakes in six leading ethanol production facilities in the Midwest. Despite the underlying volatility of the price of ethanol as well as its largest input prices (corn and natural gas), REX has generated positive free cash flow every year since 2011. It has consistently shown that it has some of the most efficient, lowest-cost plants in the U.S., and the recent weakness in ethanol pricing gave us an opportunity to purchase these assets well below replacement cost. We think the outlook for ethanol remains favorable and should be supported by continued strength in the export market, as countries like China and India look to expand their biofuel mandates. We expect REX’s free cash flow to accelerate in 2018 as the company completes its final capacity expansions at its two consolidated facilities. We expect capital expenditures could fall by 60% in 2018 and ethanol production could increase over 10% from 2016 levels. REX has a strong history of returning cash to shareholders with total shares outstanding reduced by 25% since 2011 and by 64% since 2001.

Over the six-month period, there were seven sales from investments within the Fund, including:  The Capital Bancorp, State National, and Digital Globe due to closed M&A transactions.

We sold our investment in Oritani, as the company reached our price target and successfully completed the last sale of its real estate joint venture portfolio. The value of these joint ventures was material, but was recorded on the balance at cost. Thus as they were liquidated, the gains significantly increased Oritani’s book value. We have also grown increasingly concerned about credit risks in the Northeastern multi-family loan market. While we have not seen any direct indications of trouble in Oritani’s portfolio, we have noted other regional lenders starting to experience issues. Additionally, Cars.com was spun out of Tegna, a current position. We sold Carriage Services due to valuation and concern about the company’s strategic goals. We sold out of our Hawaiian Telcom investment after the company entered into a definitive agreement to be acquired by Cincinnati Bell (CBB) for $30.75, with a targeted 60%/40% cash/stock split.

While valuations are high for the market overall, we are excited about our pipeline due to the wide dispersion of results throughout the year and the variation of valuations that this has created.

Sincerely,

J. David Schuster
Portfolio Manager

Past performance is not a guarantee of future results.

Investments in smaller companies generally carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock. The value of the Fund’s investments in REITs may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs. The Fund may invest in ETFs, which may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in foreign securities entail certain risks not associated with investments in domestic securities, such as volatility of currency exchange rates, and in some cases, political and economic instability and relatively illiquid markets. These risks are greater for investments in emerging markets. The risks of investments in derivatives, including options, futures contracts and options on futures contracts include imperfect correlation between the value of these instruments and the underlying assets; risks of default by the other party to the derivative transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the derivative transactions may not be liquid. Private Placement issued securities are restricted securities that are not publicly traded. Delay or difficulty in selling such securities may result in a loss to the Fund.  Earnings growth is not a measure of the Fund’s future performance.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisoryfunds.com

Brown Advisory Small-Cap Fundamental Value Fund
Schedule of Investments
December 31, 2017 (Unaudited)

Shares	Security Description	Value $
Common Stocks — 86.9%

Consumer Discretionary — 16.7%
238,499	Cato Corp.	3,796,904
649,915	Core-Mark Holding Co., Inc.	20,524,316
108,193	Culp, Inc.	3,624,466
1,945,907	Denny’s Corp.*†	25,763,809
698,528	DSW, Inc.	14,955,485
334,487	Liberty Ventures*	18,142,575
386,588	Loral Space & Communications, Inc.*†	17,029,201
425,115	Murphy USA, Inc.*	34,162,241
505,847	Nexstar Broadcasting Group, Inc.	39,557,235
1,478,481	Regis Corp.*†	22,709,468
1,201,938	TEGNA, Inc.	16,923,287
		217,188,987
Consumer Staples — 1.0%
120,634	Casey’s General Stores, Inc.	13,503,770

Energy — 5.7%
1,175,448	Linn Energy, Inc.*	47,311,782
112,400	Natural Gas Services Group, Inc.*	2,944,880
959,326	Par Pacific Holdings, Inc.*	18,495,805
63,621	REX American Resources Corp.*	5,267,183
		74,019,650
Financials — 28.1%
1,411,416	Ares Capital Corp.	22,187,460
304,983	Assurant, Inc.	30,754,486
787,685	BankUnited, Inc.	32,074,533
145,885	Farmers Capital Bank Corp.†	5,616,573
164,802	First Horizon National Corp.	3,294,393
220,304	Howard Bancorp, Inc.*†	4,846,688
848,189	McGrath RentCorp†	39,847,919
359,198	Medley Management, Inc.†	2,334,787
723,672	National Bank Holdings Corp.†	23,468,683
1,010,639	National General Holdings Corp.	19,848,950
537,349	OceanFirst Financial Corp.	14,105,411
289,028	Pacific Premier Bancorp, Inc.*	11,561,120
408,279	Primerica, Inc.	41,460,732
338,171	Renasant Corp.	13,827,812
747,668	Synovus Financial Corp.	35,843,204
1,158,086	TFS Financial Corp.	17,301,805
292,859	TriState Capital Holdings, Inc.*	6,735,757
264,311	Triumph Bancorp, Inc.*	8,325,797
288,288	Virtus Investment Partners, Inc.	33,167,534
		366,603,644
Health Care — 1.9%
95,971	Addus HomeCare Corp.*	3,339,791
364,437	Providence Service Corp.*	21,625,691
		24,965,482
Industrials — 16.1%
1,015,902	Albany International Corp.†	62,427,178
1,092,089	Continental Building Products, Inc.*	30,742,305
280,034	EnPro Industries, Inc.	26,185,979
951,179	Federal Signal Corp.	19,109,186
314,084	Kadant, Inc.	31,534,034
75,355	KMG Chemicals, Inc.	4,979,459
599,734	Simpson Manufacturing Co., Inc.	34,430,729
		209,408,870
Information Technology — 10.2%
200,200	Broadridge Financial Solutions, Inc.	18,134,116
934,006	CTS Corp.†	24,050,654
223,172	DST Systems, Inc.	13,852,286
922,597	EchoStar Corp.*†	55,263,560
306,877	MAXIMUS, Inc.	21,966,256
		133,266,872
Materials — 5.4%
294,315	Clearwater Paper Corp.*	13,361,901
396,170	Deltic Timber Corp.	36,269,363
225,306	Neenah Paper, Inc.	20,423,989
		70,055,253
Real Estate — 0.3%
7,358	Consolidated-Tomoka Land Co.	467,233
177,624	Landmark Infrastructure Partners L.P.	3,214,994
		3,682,227
Telecommunication Services — 1.0%
227,338	ATN International, Inc.	12,562,698

Utilities — 0.5%
657,846	Star Group L.P.†	7,071,845
Total Common Stocks (Cost $785,240,117)		1,132,329,298

Real Estate Investment Trusts — 10.1%
1,878,423	Altisource Residential Corp.†	22,278,097
2,278,473	Colony NorthStar, Inc.	25,997,377
1,761,255	Forest City Realty Trust, Inc.	42,446,245
3,290,290	MFA Financial, Inc.	26,059,097
728,185	Xenia Hotels & Resorts, Inc.	15,721,514
Total Real Estate Investment Trusts (Cost $120,973,300)		132,502,330

Short-Term Investments — 2.7%

Money Market Funds — 2.7%
34,779,281	Cash Account Trust — Government
	& Agency Portfolio —
	Institutional Shares, 1.22%#	34,779,281
Total Short-Term Investments (Cost $34,779,281)		34,779,281
Total Investments — 99.7% (Cost $940,992,698)		1,299,610,909
Other Assets in Excess of Liabilities — 0.3%		3,490,640
NET ASSETS — 100.0%		$1,303,101,549

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Small-Cap Fundamental Value Fund
Schedule of Investments
December 31, 2017 (Unaudited)

PORTFOLIO HOLDINGS
% of Net Assets
Financials	28.1%
Consumer Discretionary	16.7%
Industrials	16.1%
Information Technology	10.2%
Real Estate Investment Trusts	10.1%
Energy	5.7%
Materials	5.4%
Money Market Funds	2.7%
Health Care	1.9%
Consumer Staples	1.0%
Telecommunication Services	1.0%
Utilities	0.5%
Real Estate	0.3%
Other Assets and Liabilities	0.3%
100.0%

*	Non-Income Producing
†	All or a portion of this security is considered illiquid. At December 31, 2017 the total market value of securities considered illiquid was $59,259,967 or 4.5% of net assets.
#	Annualized seven-day yield as of December 31, 2017.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Global Leaders Fund
A Message to Our Shareholders
December 31, 2017

Dear Shareholders:

During the six-month period ended December 31, 2017, the Brown Advisory Global Leaders Fund (the “Fund”) increased 13.49% in value. During the same period, the Russell Global Large Cap Index, the Fund’s benchmark, returned 11.27%.

For the six months ended December 31, 2017, investors embraced positive corporate news and the mounting evidence of synchronized global growth to drive global equity indices to fresh highs. The Global Leaders Fund is focused on delivering long-term performance by buying a concentrated portfolio of industry-leading companies that we believe uniquely satisfy their customers and generate outstanding economics for shareholders. Although we are acutely aware of the economic environment, we are stock pickers and our primary focus is on the operational performances of the franchises in which we invest and their ability to generate cash flow. As a result, our sector attribution is primarily an output of our stock-picking. For the covered period, stock price gains for our holdings in the information technology, financials and consumer staples sectors mirrored the strong operational performances those companies delivered. What is perhaps most noteworthy is that these three areas were detractors from performance in the fourth quarter of 2016 when investor euphoria about Donald Trump’s seemingly messianic economic powers prompted a sharp rotation away from these sectors. This episode serves as a reminder of the benefits of perspective as the market serves up opportunities for the long-sighted investor. On the negative front, consumer discretionary was the only significant area that detracted from performance with the impact being entirely stock-specific.

Core holding Microsoft was the largest single positive contributor to performance during the period. The company continues to effectively migrate its customers toward its cloud products whilst remaining relevant in its legacy technologies. Microsoft management put their customers at the center of their strategy – by breaking down traditional software silos they have enabled greater freedom for the millions of consumers and businesses that use their products. Estee Lauder’s fortunes in the period were paradigmatic of the importance of maintaining a long-term vision in the face of the market’s schizophrenic disposition and associated short-term share price volatility. Estee Lauder shares were propelled after it released strong results underpinned by healthy sales growth and profitability improvements. The luxury cosmetics specialist had a torrid time in 2016 as myopic investors fixated on the seemingly endless malaise of bricks and mortar retail and overlooked the company’s brand power and opportunities for self-help. Payments holdings MasterCard and Visa positively contributed to performance during the period with both companies reporting robust results underpinned by the ongoing global migration to a cashless world economy.

On the negative front there were no significant underperformers during the period; however, Priceline, Edwards Lifesciences and Nike were detractors as investors poorly received each company’s reported results.

We initiated a new position in Electronic Arts (“EA”) during the period. The company has the leading sports franchise in the industry and we believe they are set to benefit from the ongoing consolidation of gameplay to a smaller number of blockbuster titles. In addition, EA’s business model has continued to shift towards digital with downloading, and eventually streaming, improving the economics for shareholders over time. Finally, we believe that EA’s shares are undervalued and we see significant three-year upside as the digital transition plays out.

After extensive due diligence, we also added Deutsche Boerse to the Fund. The German company owns two valuable pieces of European financial infrastructure in derivative exchange Eurex and custody and settlement operation Clearstream. We believe the franchise is set to benefit from financial market regulation and any increase in volatility from today’s low levels. Deutsche Boerse shares remain attractively valued, on both an absolute and relative basis, as investors have priced in today’s market conditions as if they will persist forever – we view this as an opportunity for the far-sighted investor. Elsewhere we initiated a new position in another Germany company during the period – ticketing and live event specialist CTS Eventim. The company has had a dominant position in ticketing in Western Europe with a quasi-monopoly in Germany, Austria and Switzerland. CTS Eventim has multiple economic moats and significant optionality to monetize its extensive database of concert goers and sports fans.

In the period, we eliminated Moody’s from the Fund on valuation concerns following a long period of favorable conditions. We see Moody’s as a decent franchise with a strong market position, and one we will revisit in the future, but we felt that these characteristics were more than reflected in the share price given the current economic backdrop. We also eliminated both Nike and Verisk due to more attractive risk-reward opportunities elsewhere. Both franchises have attractive attributes, but we struggled to find meaningful upside and crucially adequate margin of safety relative to other opportunities in the portfolio.

www.brownadvisoryfunds.com

Brown Advisory Global Leaders Fund
A Message to Our Shareholders
December 31, 2017

The Fund invests in what we view as market-leading companies from across the globe that deliver exceptional customer outcomes. We believe that companies that combine a superior outcome for their customers with strong leadership have the potential to generate high and sustainable returns on invested capital (ROIC), which can lead to outstanding shareholder returns. We focus on the long-term and look for franchises that can compound excess economic profit at above-market growth rates for extended periods of time. Although the strategy produced healthy returns during 2017, we remain laser-focused on value within the portfolio as we strive to expose our clients to what we perceive to be the best blend of risk and reward. With this in mind, we take comfort from the Fund’s aggregate ROIC profile and the attractive absolute and relative valuations at which our underlying securities trade. Although there are no certainties in investing, we view these characteristics as standing the strategy in good stead to continue creating value for clients in the future.

Sincerely,

Michael Dillon
Portfolio Manager

Bertie Thomson
Portfolio Manager

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund invests in small and medium capitalization companies which carry greater risk than is associated with larger companies for various reasons, such as narrower markets, limited financial resources and less liquid stock. The value of the Fund’s investments in REITs may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs. The Fund may invest in ETFs, which may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses. Investments in foreign securities entail certain risks not associated with investments in domestic securities, such as volatility of currency exchange rates, and in some cases, political and economic instability and relatively illiquid markets. These risks are greater for investments in emerging markets. Private Placement issued securities are restricted securities that are not publicly traded. Delay or difficulty in selling such securities may result in a loss to the Fund.

Diversification does not assure a profit or protect against loss in a declining market.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisoryfunds.com

Brown Advisory Global Leaders Fund
Schedule of Investments
December 31, 2017 (Unaudited)

Shares	Security Description	Value $
Common Stocks — 94.5%

China — 3.1%
192,283	AIA Group, Ltd.	1,635,492

France — 3.3%
16,594	Safran SA	1,711,593

Germany — 7.2%
23,441	CTS Eventim AG & Co. KGaA	1,089,808
9,223	Deutsche Boerse AG	1,067,518
13,496	Henkel AG & Co. KGaA	1,616,103
		3,773,429
India — 2.5%
44,150	HDFC Bank, Ltd.	1,307,570

Indonesia — 2.2%
4,192,300	Bank Rakyat Indonesia Persero	1,124,745

Japan — 1.8%
10,658	Hoshizaki Corp.	944,246

Sweden — 3.4%
46,465	Atlas Copco AB	1,780,868

Switzerland — 3.2%
7,259	Schindler Holding AG	1,641,474

Taiwan — 3.3%
43,024	Taiwan Semiconductor
	Manufacturing Co., Ltd. ADR	1,705,902

United Kingdom — 5.6%
64,524	Hiscox, Ltd.	1,275,391
30,431	Unilever PLC	1,687,886
		2,963,277
United States — 58.9%

Consumer Discretionary — 8.4%
6,026	FleetCor Technologies, Inc.*	1,159,583
671	Priceline Group, Inc.*	1,166,024
12,572	Starbucks Corp.	722,010
17,581	TJX Companies, Inc.	1,344,242
		4,391,859
Consumer Staples — 5.4%
12,179	Brown-Forman Corp.	836,332
15,274	Estee Lauder Companies, Inc.	1,943,464
		2,779,796
Financials — 6.9%
28,592	Charles Schwab Corp.	1,468,771
19,854	JPMorgan Chase & Co.	2,123,187
		3,591,958
Health Care — 5.8%
7,850	Cigna Corp.	1,594,256
12,877	Edwards Lifesciences Corp.*	1,451,367
		3,045,623
Industrials — 2.0%
4,356	3M Co.	1,025,272
Information Technology — 25.4%
2,303	Alphabet, Inc. — Class C*	2,409,859
14,691	Cognizant Technology Solutions Corp.	1,043,355
6,957	Electronic Arts, Inc.*	730,902
8,554	Facebook, Inc.*	1,509,439
12,056	MasterCard, Inc.	1,824,796
30,353	Microsoft Corp.	2,596,396
14,233	PayPal Holdings, Inc.*	1,047,833
18,262	Visa, Inc.	2,082,233
		13,244,813
Materials — 5.0%
7,367	Ecolab, Inc.	988,504
3,924	Sherwin-Williams Co.	1,608,997
		2,597,501
Total United States		30,676,822
Total Common Stocks (Cost $36,721,030)		49,265,418

Short-Term Investments — 3.7%

Money Market Funds — 3.7%
1,908,681	Cash Account Trust — Government
	& Agency Portfolio —
	Institutional Shares, 1.22%#	1,908,681
Total Short-Term Investments (Cost $1,908,681)		1,908,681
Total Investments — 98.2% (Cost $38,629,711)		51,174,099
Other Assets in Excess of Liabilities — 1.8%		930,508
NET ASSETS — 100.0%		$52,104,607

PORTFOLIO HOLDINGS
% of Net Assets
Information Technology	28.7%
Financials	19.2%
Consumer Discretionary	12.3%
Industrials	11.8%
Consumer Staples	11.7%
Health Care	5.8%
Materials	5.0%
Money Market Funds	3.7%
Other Assets and Liabilities	1.8%
100.0%

ADR — American Depository Receipt
*	Non-Income Producing
#	Annualized seven-day yield as of December 31, 2017.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Intermediate Income Fund
A Message to Our Shareholders
December 31, 2017

Dear Shareholders:

For the six-month period ended December 31, 2017, the Brown Advisory Intermediate Income Fund Investor Shares (the “Fund”) returned 0.68%, which essentially matched the Fund’s benchmark, the Bloomberg Barclays Intermediate US Aggregate Bond Index (the “Index”), which rose 0.65%.

The Fund aims to generate performance primarily through individual security analysis, supported by a detailed and disciplined credit process.

Credit selection was again the primary contributor over this period. The corporate bonds within the Fund returned a positive 1.35% versus 1.21% for the Index. Our overweight to this sector (30% vs. 20% for the Index) was also a benefit to performance. Among our stronger performing individual selections were Education Realty, Energy Transfer Partners, Canadian Natural Resources, and Healthcare Trust of America, all with longer (7-10 years) maturities.

The continued strength in corporate bonds and subsequent tightening of yield spreads and the persistent flattening of the yield curve combined to benefit performance of good quality bonds in these longer maturities. This flattening has occurred as the Federal Reserve follows through on its intention to increase short-term rates to more normal levels and while inflation remains low; this has fostered robust demand for longer bonds offering relatively stable rates.

We used high-quality mortgage, asset-backed and taxable municipal holdings as a low-risk means to generate income. Our mortgage-backed process focuses on prepayment analysis to identify bonds that will repay principal more slowly and generate more interest over the life of the bond. We use short-duration, high-quality asset-backed issues, which have yields higher than comparable Treasuries, for their stable, self-liquidating nature. The portfolio holds taxable municipals as a credit diversifier to traditional corporate issues.

Looking forward, we cannot know definitively where interest rates may be headed; however, we believe that a disciplined and consistent process has the potential to lead to attractive income generation over time. Eventually, higher rates will benefit investors as, over time, reinvestment has the potential to increase the portfolio yield. In the meantime, we believe our bottom-up focus will continue to serve our clients well and we will continue to focus on the core stability that our investors expect from the Fund.

Sincerely,

Paul D. Corbin
Portfolio Manager

Thomas D.D. Graff, CFA
Portfolio Manager

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund is subject to interest rate risk which is the risk that debt securities in the Fund’s portfolio will decline in value because of increases in market interest rates. Investments in Asset Backed and Mortgage Backed Securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. Investments in debt securities typically decrease in value when interest rates rise. The risk is usually greater for longer-term debt securities. Inflation-indexed bonds see the principal value of the security increased as the Consumer Price Index increases. Should the Consumer Price Index decline, those securities should be adversely impacted. Diversification does not assure a profit, nor does it protect against a loss in a declining market.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisoryfunds.com

Brown Advisory Intermediate Income Fund
Schedule of Investments
December 31, 2017 (Unaudited)

Par Value	Security Description	Rate	Maturity	Value $
Corporate Bonds & Notes — 26.6%
665,000	21st Century Fox America, Inc.	3.00%	09/15/2022	675,457
1,200,000	Activision Blizzard, Inc.^	6.13%	09/15/2023	1,272,377
1,365,000	American Express Credit Corp. (3 Month LIBOR USD + 0.70%)	2.19%	03/03/2022	1,373,246
1,390,000	American Tower Corp.	2.25%	01/15/2022	1,355,101
1,355,000	Analog Devices, Inc.	3.13%	12/05/2023	1,359,524
1,365,000	AstraZeneca PLC	1.95%	09/18/2019	1,357,868
1,350,000	AutoZone, Inc.	2.50%	04/15/2021	1,341,638
1,330,000	BB&T Corp.	2.75%	04/01/2022	1,340,240
1,280,000	Boston Properties L.P.	3.85%	02/01/2023	1,334,934
1,400,000	Broadcom Corp.^	3.88%	01/15/2027	1,380,264
1,262,000	Campbell Soup Co.	2.50%	08/02/2022	1,249,506
1,355,000	Canadian Natural Resources, Ltd.	3.80%	04/15/2024	1,397,303
1,306,000	CC Holdings GS V LLC	3.85%	04/15/2023	1,348,990
665,000	Clorox Co.	3.05%	09/15/2022	679,868
1,300,000	Digital Realty Trust L.P.	3.95%	07/01/2022	1,359,413
1,275,000	Dollar General Corp.	4.15%	11/01/2025	1,351,848
1,325,000	Education Realty Operating Partnership L.P.	4.60%	12/01/2024	1,379,985
1,025,000	Enterprise Products Operating LLC (3 Month LIBOR USD +3.03%)	5.25%	08/16/2077	1,017,312
1,205,000	Fidelity National Information Services, Inc.	5.00%	10/15/2025	1,333,772
675,000	Healthcare Trust of America Holdings L.P.	3.75%	07/01/2027	673,594
680,000	JB Hunt Transport Services, Inc.	2.40%	03/15/2019	680,924
1,210,000	Land O’Lakes, Inc.^	6.00%	11/15/2022	1,355,200
1,290,000	Martin Marietta Materials, Inc.	4.25%	07/02/2024	1,358,771
1,295,000	MPLX L.P.	4.50%	07/15/2023	1,369,802
1,370,000	Mylan NV	3.95%	06/15/2026	1,383,867
1,005,000	Noble Energy, Inc.	3.85%	01/15/2028	1,010,114
675,000	Rockwell Collins, Inc.	2.80%	03/15/2022	676,604
1,350,000	Royal Bank of Canada (3 Month LIBOR USD + 0.73%)	2.11%	02/01/2022	1,364,994
1,405,000	Verizon Communications, Inc. (3 Month LIBOR USD + 1.00%)	2.60%	03/16/2022	1,433,513
775,000	Xylem, Inc.	3.25%	11/01/2026	772,395
Total Corporate Bonds & Notes (Cost $35,796,342)				35,988,424

Mortgage Backed Securities — 15.2%
2,308	FHLMC PC, Pool# C0-0210	8.00%	01/01/2023	2,479
303,425	FHLMC PC, Pool# 1B-0889 (12 Month LIBOR USD + 1.59%)	3.40%	05/01/2033	319,135
1,777,031	FHLMC PC, Pool# Q2-5749	4.00%	04/01/2044	1,859,321
1,241,342	FHLMC PC, Pool# Q4-2019	3.00%	07/01/2046	1,243,447
60,365	FHLMC REMIC, Series 2782	4.00%	11/15/2033	60,702
1,600,000	FHMS, Series K-042	2.67%	12/25/2024	1,604,580
1,525,000	FHMS, Series K-046	3.21%	03/25/2025	1,577,502
700,000	FHMS, Series K-047#	3.33%	05/25/2025	729,534
1,550,000	FHMS, Series K-048#	3.28%	06/25/2025	1,609,883
8,312	FNMA, Pool# 625536	6.00%	01/01/2032	9,294
38,060	FNMA, Pool# 628837	6.50%	03/01/2032	42,220
103,358	FNMA, Pool# 663238	5.50%	09/01/2032	113,275
12,530	FNMA, Pool# 741373 (1 Year CMT Rate + 2.28%)	3.53%	12/01/2033	12,982
34,168	FNMA, Pool# 744805 (6 Month LIBOR USD + 1.52%)	3.02%	11/01/2033	34,673
63,649	FNMA, Pool# 764342 (6 Month LIBOR USD + 1.52%)	3.02%	02/01/2034	65,760
25,444	FNMA, Pool# 848817	5.00%	01/01/2036	27,382
2,029,067	FNMA, Pool# AB9339	3.00%	05/01/2043	2,042,535
537,912	FNMA, Pool# AS1474	4.50%	01/01/2044	575,182
1,300,995	FNMA, Pool# AS2826	4.00%	07/01/2044	1,363,187
676,663	FNMA, Pool# AV7911	4.50%	01/01/2044	721,496
3,461,062	FNMA, Pool# AY3879	3.50%	11/01/2045	3,556,523
1,688,698	FNMA, Pool# AY3880	4.00%	11/01/2045	1,767,364
1,614,632	FNMA REMIC Trust, Series 2013-115 A1~	3.00%	04/25/2031	195,947
15,721	GNMA, Pool# 487110	6.50%	04/15/2029	17,942

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Intermediate Income Fund
Schedule of Investments
December 31, 2017 (Unaudited)

Par
Value/Shares	Security Description	Rate	Maturity	Value $
Mortgage Backed Securities — 15.2% (Continued)
6,072	GNMA, Pool# 571166	7.00%	08/15/2031	6,212
26,071	GNMA, Pool# 781186	9.00%	06/15/2030	28,525
900,000	MSC, Series 2017 — CLS A (1 Month LIBOR USD + 0.70%)^	1.95%	11/15/2034	901,121
Total Mortgage Backed Securities (Cost $20,492,082)				20,488,203

Municipal Bonds — 10.2%
670,000	District of Columbia, Series 2010F	4.71%	12/01/2022	730,943
1,600,000	District of Columbia#	3.92%	08/01/2038	1,488,560
1,395,000	Florida Hurricane Catastrophe Fund	2.11%	07/01/2018	1,395,628
600,000	Georgetown University#	2.46%	04/01/2029	568,836
1,000,000	Illinois, State of	2.30%	06/15/2019	999,030
1,390,000	Maryland Health & Higher Educational Facilities Authority	3.43%	07/01/2023	1,413,964
2,000,000	Miami-Dade County Florida Aviation	2.37%	10/01/2023	1,941,220
1,315,000	New York State Dormitory Authority	4.00%	07/01/2039	1,359,920
1,500,000	New York State Energy Research & Development Authority#	3.92%	07/01/2029	1,500,000
1,250,000	North Texas Tollway Authority	8.91%	02/01/2030	1,403,612
1,000,000	Texas A&M University	3.23%	05/15/2027	1,016,120
Total Municipal Bonds (Cost $13,859,091)				13,817,833

Asset Backed Securities — 8.6%
455,829	AmeriCredit Automobile Receivables Trust, Series 2015-4 C	1.70%	07/08/2020	455,512
875,000	AmeriCredit Automobile Receivables Trust, Series 2015-3 B	2.08%	09/08/2020	875,512
1,000,000	BlueMountain CLO, Ltd., Series 2015-3A B (3 Month LIBOR USD +3.10%)^	4.46%	10/20/2027	1,005,983
1,896,912	Capital Auto Receivables Asset Trust, Series B^	2.35%	07/22/2019	1,897,770
832,684	Continental Airlines Trust, Series 1999-1 A	6.55%	08/02/2020	853,501
794,390	Federal Express Corp., Series 1998-1	6.72%	07/15/2023	858,934
1,500,000	Octagon Investment Partners 24, Ltd., Series 2015-1A A2 (3 Month LIBOR USD + 1.35%)^	2.79%	05/21/2027	1,500,390
1,000,000	Octagon Investment Partners 30, Ltd., Series 2017-1A B (3 Month LIBOR USD + 2.35%)^	3.71%	03/17/2030	1,009,690
73,233	OSCAR U.S. Funding Trust IV, Series 2016-1A A2B (1 Month LIBOR USD + 1.70%)^	2.95%	07/15/2020	73,621
63,254	OSCAR U.S. Funding Trust V, Series 2016-2A A2B (1 Month LIBOR USD + 1.40%)^	2.88%	11/15/2019	63,488
1,500,000	OZLM XIII, Ltd., Series 2015-13A A2 (3 Month LIBOR USD + 2.10%)^	3.48%	07/30/2027	1,512,726
1,500,000	Stewart Park CLO, Ltd., Series 2015-1A B (3 Month LIBOR USD + 2.00%)^	3.36%	04/15/2026	1,500,219
Total Asset Backed Securities (Cost $11,595,987)				11,607,346

U.S. Treasury Notes — 15.3%
1,360,000	United States Treasury Note	0.75%	04/15/2018	1,357,693
1,380,000	United States Treasury Note	0.75%	07/31/2018	1,373,289
5,495,000	United States Treasury Note	1.38%	02/29/2020	5,433,718
7,960,000	United States Treasury Note	1.88%	08/31/2022	7,849,306
5,000,000	United States Treasury Note	1.63%	05/15/2026	4,710,254
Total U.S. Treasury Notes (Cost $20,947,606)				20,724,260

Affiliated Mutual Funds (Note 3) — 21.8%
2,995,189	Brown Advisory Mortgage Securities Fund — Institutional Shares			29,502,612
Total Affiliated Mutual Funds (Cost $30,238,441)				29,502,612

Short-Term Investments — 2.6%

Money Market Funds — 2.6%
3,559,800	First American Treasury Obligations Fund — Class Z 1.18%*			3,559,800
Total Short-Term Investments (Cost $3,559,800)				3,559,800
Total Investments — 100.3% (Cost $136,489,349)				135,688,478
Liabilities in Excess of Other Assets — (0.3)%				(393,668)
NET ASSETS — 100.0%				$135,294,810

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Intermediate Income Fund
Schedule of Investments
December 31, 2017 (Unaudited)

PORTFOLIO HOLDINGS
% of Net Assets
Corporate Bonds & Notes	26.6%
Affiliated Mutual Funds	21.8%
U.S. Treasury Notes	15.3%
Mortgage Backed Securities	15.2%
Municipal Bonds	10.2%
Asset Backed Securities	8.6%
Money Market Funds	2.6%
Other Assets and Liabilities	(0.3)%
100.0%

#	Variable rate security. Rate disclosed is as of December 31, 2017.
*	Annualized seven-day yield as of December 31, 2017.
^
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.  At December 31, 2017, the value of these securities amounted to $13,472,849 or 10.0% of net assets.

~	Interest Only Security

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Total Return Fund
A Message to Our Shareholders
December 31, 2017

Dear Shareholders:

During the six-month period ending December 31, 2017, the Brown Advisory Total Return Fund Institutional Shares (the “Fund”) was up 1.81%, modestly ahead of the 1.24% return for its benchmark, the Bloomberg Barclays US Aggregate Bond Index.

The Fund aims to generate performance primarily through individual security analysis, supported by a detailed and disciplined credit process. Duration and sector weightings are set mainly by an analysis of the intermediate-term risk/reward, as opposed to any particular macroeconomic forecast.

Over this period, credit spreads generally moved tighter amid improving global growth confidence. This was mostly a benefit to the Fund’s performance, as both corporate bonds and securitized credit sectors performed well; the Fund was overweight to both sectors.

Among our stronger performing individual selections were Oasis Petroleum, Asbury Group, Tenneco, SESI and Meritor.

Yield curve positioning was also a mild positive for the period. While longer-term bonds yields were about unchanged during this period, short-term rates rose meaningfully as expectations increased for Federal Reserve rate hikes. We were mostly underweight 2- to 7-year bonds, which added roughly 12bps to relative performance.

The last six months has been a period of low volatility and favorable spread movements. This has been a period where a rising tide is lifting all boats. While we cannot hope to guess the timing, we know that, at some point, the business cycle will turn. A slowdown could also bring more rate volatility and wider credit spreads. We believe our disciplined and consistent process has the potential to really shine in times like that. Until then, we will continue to look for individual bond ideas that we believe can perform well in a steady state, while still attempting to protect our downside should things change.

Sincerely,

Thomas D.D. Graff, CFA
Portfolio Manager

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in Asset-Backed and Mortgage-Backed securities include additional risks that investor should be aware of including credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. Investments in lower rated and non-rated securities present a great risk of loss to principal and interest than higher rated securities. In addition, the fund is susceptible to risks from investments in derivatives, U.S. Government securities, and changes in interest rates. Income from tax-exempt funds may be subject to state and local taxes and a portion of income may be subject to the Federal Alternative minimum tax for certain investors.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisoryfunds.com

Brown Advisory Total Return Fund
Schedule of Investments
December 31, 2017 (Unaudited)

Par Value	Security Description	Rate	Maturity	Value $
Corporate Bonds & Notes — 34.0%
170,000	Activision Blizzard, Inc.^	6.13%	09/15/2023	180,253
950,000	AerCap Ireland Capital DAC	3.50%	05/26/2022	965,077
515,000	AK Steel Corp.	7.50%	07/15/2023	560,062
545,000	Allison Transmission, Inc.^	4.75%	10/01/2027	549,769
1,140,000	American Tower Corp.	3.13%	01/15/2027	1,099,666
1,045,000	Analog Devices, Inc.	3.90%	12/15/2025	1,094,247
530,000	Asbury Automotive Group, Inc.	6.00%	12/15/2024	554,486
1,120,000	AutoZone, Inc.	3.13%	04/21/2026	1,092,859
515,000	Ball Corp.	5.00%	03/15/2022	551,694
560,000	Boston Properties L.P.	3.65%	02/01/2026	569,861
1,000,000	Broadcom Corp.^	3.88%	01/15/2027	985,903
1,014,000	Campbell Soup Co.	2.50%	08/02/2022	1,003,961
1,070,000	Canadian Natural Resources, Ltd.	3.80%	04/15/2024	1,103,405
1,050,000	Capital One Financial Corp. (3 Month LIBOR USD + 3.80%)	5.55%	12/29/2049	1,089,375
1,030,000	CC Holdings GS V LLC	3.85%	04/15/2023	1,063,905
1,125,000	Clorox Co.	3.10%	10/01/2027	1,119,739
555,000	Delphi Technologies PLC^	5.00%	10/01/2025	563,325
1,025,000	Dollar General Corp.	4.15%	11/01/2025	1,086,780
540,000	Education Realty Operating Partnership L.P.	4.60%	12/01/2024	562,409
1,090,000	Energy Transfer Partners L.P. (3 Month LIBOR USD + 4.03%)	6.25%	05/15/2023	1,060,706
955,000	Enterprise Products Operating LLC (3 Month LIBOR USD + 3.03%)	5.25%	08/16/2077	947,838
1,065,000	Equinix, Inc.	5.88%	01/15/2026	1,146,206
65,000	Equinix, Inc.	5.38%	05/15/2027	69,713
960,000	Fidelity National Information Services, Inc.	5.00%	10/15/2025	1,062,590
500,000	First Quality Finance Co., Inc.^	5.00%	07/01/2025	511,250
825,000	Healthcare Trust of America Holdings L.P.	3.75%	07/01/2027	823,281
1,065,000	Hudbay Minerals, Inc.^	7.25%	01/15/2023	1,134,225
1,095,000	JB Hunt Transport Services, Inc.	2.40%	03/15/2019	1,096,487
1,035,000	Keysight Technologies, Inc.	4.55%	10/30/2024	1,099,603
505,000	Lamar Media Corp.	5.75%	02/01/2026	540,981
1,120,000	Lear Corp.	3.80%	09/15/2027	1,123,222
1,045,000	Martin Marietta Materials, Inc.	4.25%	07/02/2024	1,100,710
530,000	Mercer International, Inc.	6.50%	02/01/2024	564,450
535,000	Meritor, Inc.	6.25%	02/15/2024	565,763
1,010,000	MPLX L.P.	4.88%	12/01/2024	1,090,233
1,075,000	Mylan NV	3.95%	06/15/2026	1,085,881
1,100,000	Noble Energy, Inc.	3.85%	01/15/2028	1,105,597
560,000	Oasis Petroleum, Inc.	6.50%	11/01/2021	573,300
338,000	ServiceMaster Co. LLC	7.45%	08/15/2027	367,575
540,000	SESI LLC	7.13%	12/15/2021	554,175
1,095,000	Springs Industries, Inc.	6.25%	06/01/2021	1,119,638
595,000	Staples, Inc.^	8.50%	09/15/2025	551,862
1,000,000	TechnipFMC PLC^	3.45%	10/01/2022	999,369
450,000	Teck Resources, Ltd.^	8.50%	06/01/2024	509,625
598,000	Tenneco, Inc.	5.00%	07/15/2026	614,445
1,200,000	Verisk Analytics, Inc.	4.00%	06/15/2025	1,242,845
560,000	Viking Cruises, Ltd.^	5.88%	09/15/2027	571,200
636,000	Xylem, Inc.	3.25%	11/01/2026	633,863
Total Corporate Bonds & Notes (Cost $39,441,293)				39,663,409

Mortgage Backed Securities — 30.1%
400,000	BAMLL Commercial Mortgage Securities Trust, Series 2013-DSNY A
	(1 Month LIBOR USD + 1.05%)^	2.53%	09/15/2026	400,971
400,000	BAMLL Commercial Mortgage Securities Trust, Series 2017-BNK3 AS	3.75%	02/17/2050	411,832
600,000	BANK, Series 2017-BNK4 AS (1 Month LIBOR USD + 2.85%)	3.78%	05/17/2050	614,950
105,128	Bayview Opportunity Master Fund IIIb Trust, Series 2017-CRT2 M
	(1 Month LIBOR USD + 2.00%)^	3.56%	11/29/2027	105,390

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Total Return Fund
Schedule of Investments
December 31, 2017 (Unaudited)

Par Value	Security Description	Rate	Maturity	Value $
Mortgage Backed Securities — 30.1% (Continued)
180,978	Bayview Opportunity Master Fund IVb Trust, Series 2017-CRT1 M
	(1 Month LIBOR USD + 2.15%)^	3.71%	10/25/2028	181,704
250,000	Chicago Skyscraper Trust, Series 2017-SKY B (1 Month LIBOR USD + 1.10%)^	2.58%	02/15/2030	250,562
250,000	Chicago Skyscraper Trust, Series 2017-SKY C (1 Month LIBOR USD + 1.25%)^	2.73%	02/15/2030	250,877
4,000,000	FHLMC Gold, 3.5%, Due TBA January	3.50%	01/15/2047	4,108,022
467,410	FHLMC PC, Pool# J3-2596	3.50%	08/01/2030	483,416
358,195	FHLMC PC, Pool# Q4-6676	4.50%	03/01/2047	380,948
346,631	FHLMC PC, Pool# Q4-7871	4.00%	05/01/2047	362,742
299,588	FHLMC PC, Pool# Q5-2011	4.00%	11/01/2047	313,515
2,776,065	FHLMC REMIC, Series 4094~	2.50%	03/15/2027	185,797
804,124	FHLMC REMIC, Series 4107~	3.00%	08/15/2027	168,442
1,917,983	FHLMC REMIC, Series 4143~	3.50%	09/15/2042	226,658
963,166	FHLMC REMIC, Series 4495~	3.50%	07/15/2045	176,644
275,000	FHLMC SCRTT, Series 2016-1 M1#^	3.00%	09/25/2055	267,510
559,932	FHLMC STACR Debt Notes, Series 2015-DNA3 M2 (1 Month LIBOR USD + 2.85%)	4.40%	04/25/2028	579,629
547,769	FHLMC STACR Debt Notes, Series 2016-DNA2 M2 (1 Month LIBOR USD + 2.20%)	3.75%	10/25/2028	555,437
549,361	FHMS, Series K-J13	2.06%	09/25/2021	547,724
400,000	FHMS, Series K-J18	2.46%	03/25/2022	400,086
295,672	FHMS, Series K-J09	2.02%	04/25/2022	293,451
2,029,372	FHMS, Series K-721#~	0.34%	08/25/2022	26,558
470,604	FHMS, Series K-J07	1.53%	09/25/2022	458,221
1,700,000	FHMS, Series K-728#	3.06%	08/25/2024	1,744,098
748,267	FHMS, Series K-J17	2.40%	10/25/2024	745,273
3,473,931	FHMS, Series K-046#~	0.38%	03/25/2025	82,430
1,567,334	FHMS, Series K-055#~	1.37%	03/25/2026	144,730
821,663	FHMS, Series K-056#~	1.27%	05/25/2026	70,857
698,527	FHMS, Series K-057#~	1.19%	07/25/2026	58,232
679,888	FHMS, Series K-058#~	0.93%	08/25/2026	45,778
1,398,290	FHMS, Series K-W03 X1#~	0.85%	06/25/2027	83,950
1,049,944	FHMS, Series Q-004#	2.66%	01/25/2046	1,059,760
1,708,806	FNMA, Pool# AS2249	4.00%	04/01/2039	1,796,311
900,147	FNMA, Pool# AB9349	3.00%	05/01/2043	905,148
585,513	FNMA, Pool# AU6230	5.00%	09/01/2043	631,571
821,632	FNMA, Pool# AY0677	3.50%	03/01/2045	848,956
538,878	FNMA, Pool# AZ8218	4.00%	08/01/2045	564,319
989,338	FNMA, Pool# BD3994	4.00%	04/01/2047	1,035,884
1,095,437	FNMA, Pool# BD4016	4.00%	07/01/2047	1,167,543
399,073	FNMA, Pool# BJ1740	4.50%	10/01/2047	426,758
399,458	FNMA, Pool# BJ1991	4.00%	11/01/2047	418,870
399,520	FNMA, Pool# BD4041	4.00%	11/01/2047	422,893
400,000	FNMA, Pool# BH7686	4.50%	12/01/2047	427,749
99,979	FNMA REMIC Trust, Series 2017-T1	2.90%	06/25/2027	99,568
923,000	FNMA REMIC Trust, Series 2017-M13 A2#	2.94%	09/25/2027	931,074
1,000,000	FNMA, 2.5%, Due TBA January	2.50%	01/15/2030	998,516
1,000,000	FNMA, 3.0%, Due TBA January	3.00%	01/15/2030	1,018,633
3,000,000	FNMA, 3.0%, Due TBA January	3.00%	01/15/2047	3,000,234
650,000	FREMF Mortgage Trust, Series 2017-K729#^	3.67%	11/25/2024	646,403
1,500,000	GNMA II, 3.0%, Due TBA January	3.00%	01/15/2047	1,513,711
1,156,519	GNMA REMIC Trust, Series 2014-45 B1#~	0.77%	07/16/2054	54,246
1,011,546	GNMA REMIC Trust, Series 2014-135 I0#~	0.83%	01/16/2056	50,364
1,009,498	GNMA REMIC Trust, Series 2015-172 I0#~	0.92%	03/16/2057	61,537
1,329,547	GNMA REMIC Trust, Series 2016-40 I0#~	0.78%	07/16/2057	77,249
1,083,702	GNMA REMIC Trust, Series 2016-56 I0#~	0.99%	11/16/2057	77,845
605,483	GNMA REMIC Trust, Series 2016-127 I0#~	0.95%	05/16/2058	44,959
1,292,664	GNMA REMIC Trust, Series 2016-98 I0#~	0.96%	05/16/2058	92,044
1,183,526	GNMA REMIC Trust, Series 2016-110 I0#~	1.04%	05/16/2058	96,313

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Total Return Fund
Schedule of Investments
December 31, 2017 (Unaudited)

Par Value	Security Description	Rate	Maturity	Value $
Mortgage Backed Securities — 30.1% (Continued)
300,000	GSMS, Series 2017-GS6 AS	3.64%	05/12/2050	305,774
200,000	JPMCC, Series 2016-ASH A (1 Month LIBOR USD + 1.50%)^	2.98%	10/16/2034	200,568
185,000	MAD Mortgage Trust, Series 2017-330M B#^	3.37%	08/17/2034	186,294
200,000	MSC, Series 2017-PRME B (1 Month LIBOR USD + 1.35%)^	2.83%	02/15/2034	200,538
275,000	MSC, Series 2017-CLS C (1 Month LIBOR USD + 1.00%)^	2.25%	11/15/2034	275,212
175,000	MSC, Series 2017-CLS D (1 Month LIBOR USD + 1.40%)^	2.65%	11/15/2034	175,250
555,000	WFCM, Series 2017-RB1 AS	3.76%	03/17/2050	575,451
Total Mortgage Backed Securities (Cost $35,244,224)				35,113,979

Asset Backed Securities — 25.1%
217,950	Aircraft Certificate Owner Trust, Series 2003-1A E^	7.00%	09/20/2022	231,026
125,000	American Airlines Trust, Series 2017-2 AA	3.35%	04/15/2031	126,491
200,000	American Credit Acceptance Receivables Trust, Series 2017-3 B^	2.25%	01/11/2021	199,334
300,000	American Credit Acceptance Receivables Trust, Series 2017-2 B^	2.46%	04/12/2021	299,750
150,000	American Credit Acceptance Receivables Trust, Series 2015-1 C^	4.29%	04/12/2021	151,499
350,000	American Credit Acceptance Receivables Trust, Series 2017-3 C^	2.72%	06/10/2022	348,442
650,000	American Credit Acceptance Receivables Trust, Series 2017-4 C^	2.94%	01/10/2024	650,257
139,685	Bayview Opportunity Master Fund IIIa Trust, Series 2017-RN7 A1ʭ^	3.10%	09/28/2032	139,754
73,250	Bayview Opportunity Master Fund IVb Trust, Series 2017-NPL1 A1ʭ^	3.60%	01/28/2032	73,521
222,454	Bayview Opportunity Master Fund IVb Trust, Series 2017-SPL4 A#^	3.50%	01/28/2055	226,184
500,000	BlueMountain CLO, Ltd., Series 2013-3A DR (3 Month LIBOR USD + 2.90%)^	4.28%	10/29/2025	501,160
650,000	BlueMountain CLO, Ltd., Series 2015-2 (3 Month LIBOR USD + 1.85%)^	3.20%	07/18/2027	653,585
146,450	BRE Grand Islander Timeshare Issuer LLC, Series 2017-1A A^	2.94%	05/25/2029	145,602
556,221	Continental Airlines Trust, Series 1999-1 A	6.55%	08/02/2020	570,126
86,072	Continental Airlines Trust, Series 2000-1 A-1	8.05%	05/01/2022	95,002
175,000	CPS Auto Receivables Trust, Series 2017-B B^	2.33%	05/17/2021	174,491
200,000	CPS Auto Receivables Trust, Series 2017-A B^	2.68%	05/17/2021	200,308
500,000	Dell Equipment Finance Trust, Series 2015-2 B^	2.21%	09/22/2020	500,099
150,000	Drive Auto Receivables Trust, Series 2017-BA B^	2.20%	05/15/2020	150,281
450,000	Drive Auto Receivables Trust, Series 2017-AA B^	2.51%	01/15/2021	451,311
400,000	Drive Auto Receivables Trust, Series 2017-2 B	2.25%	06/15/2021	400,254
350,000	Drive Auto Receivables Trust, Series 2017-AA C^	2.98%	01/18/2022	352,467
200,000	Drive Auto Receivables Trust, Series 2017-2 C	2.75%	09/15/2023	200,366
2,334	DT Auto Owner Trust, Series 2016-1A B^	2.79%	05/15/2020	2,334
175,000	DT Auto Owner Trust, Series 2017-3A C^	3.01%	05/15/2023	175,356
800,000	DT Auto Owner Trust, Series 2017-4^	2.86%	07/17/2023	800,506
714,951	Federal Express Corp., Series 1998-1	6.72%	07/15/2023	773,041
500,000	Grippen Park CLO, Ltd., Series 2017-1A C (3 Month LIBOR USD + 2.30%)^	3.66%	01/20/2030	503,837
1,500,000	Highbridge Loan Management, Ltd., Series 4A-2014 A2A (3 Month LIBOR USD + 2.05%)^	3.43%	07/28/2025	1,501,075
1,500,000	Highbridge Loan Management, Ltd., Series 4A-2014 B (3 Month LIBOR USD + 3.00%)^	4.38%	07/28/2025	1,501,709
800,000	Highbridge Loan Management, Ltd., Series 7a-2015 C (3 Month LIBOR USD + 3.38%)^	4.80%	11/15/2026	801,764
1,000,000	Highbridge Loan Management, Ltd., Series 6A-2015 C (3 Month LIBOR USD + 3.07%)^	4.46%	05/05/2027	1,001,472
49,031	Hilton Grand Vacations Trust, Series 2013-A A^	2.28%	01/25/2026	48,701
125,624	Hilton Grand Vacations Trust, Series 2017-AA A^	2.66%	12/26/2028	124,820
300,000	Invitation Homes Trust, Series 2017-SFR2 B (1 Month LIBOR USD + 1.15%)^	2.64%	12/19/2036	301,191
200,000	Invitation Homes Trust, Series 2017-SFR2 C (1 Month LIBOR USD + 1.45%)^	2.94%	12/19/2036	201,665
1,000,000	Madison Park Funding XIII, Ltd., Series 2014-13R D-R (3 Month LIBOR USD + 3.27%)^	4.63%	01/21/2025	1,008,324
750,000	Madison Park Funding XVII, Ltd., Series 2015-17A B1R (3 Month LIBOR USD + 1.75%)^	3.11%	07/21/2030	757,318
625,000	Madison Park Funding XVII, Ltd., Series 2015-17A CR (3 Month LIBOR USD + 2.40%)^	3.76%	07/22/2030	633,837
59,989	MVW Owner Trust, Series 2013-1A A^	2.15%	04/22/2030	59,241
150,080	MVW Owner Trust, Series 2015-1A A^	2.52%	12/20/2032	149,415
68,537	MVW Owner Trust, Series 2016-1A A^	2.25%	12/20/2033	67,814
96,129	MVW Owner Trust, Series 2017-1A A^	2.42%	12/20/2034	95,337
96,129	MVW Owner Trust, Series 2017-1A B^	2.75%	12/20/2034	95,137
200,000	Nationstar HECM Loan Trust, Series 2017-2A M1#^	2.82%	09/25/2027	200,594
1,000,000	Octagon Investment Partners 30, Ltd., Series 2017-1A B (3 Month LIBOR USD + 2.35%)^	3.71%	03/17/2030	1,009,690
1,000,000	Octagon Investment Partners XXII, Ltd., Series 2014-1A B2R (3 Month LIBOR USD + 1.60%)^	2.96%	11/25/2025	1,004,200

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Total Return Fund
Schedule of Investments
December 31, 2017 (Unaudited)

Par Value	Security Description	Rate	Maturity	Value $
Asset Backed Securities — 25.1% (Continued)
138,198	Orange Lake Timeshare Trust, Series 2016-A A^	2.61%	03/08/2029	137,240
146,465	OSCAR U.S. Funding Trust IV, Series 2016-1A A2B (1 Month LIBOR USD + 1.70%)^	2.95%	07/15/2020	147,241
25,302	OSCAR U.S. Funding Trust V, Series 2016-2A A2B (1 Month LIBOR USD + 1.40%)^	2.88%	11/15/2019	25,395
134,213	OSCAR U.S. Funding Trust VI LLC, Series 2017-1A A2B (1 Month LIBOR USD + 0.80%)^	2.23%	05/11/2020	134,434
434,220	OSCAR U.S. Funding Trust VI LLC, Series 2017-6^	2.30%	05/11/2020	434,278
200,000	OSCAR U.S. Funding Trust VII LLC, Series 2017-2A A2B (1 Month LIBOR USD + 0.65%)^	2.08%	11/10/2020	200,295
1,000,000	OZLM XIII, Ltd., Series 2015-13A A2 (3 Month LIBOR USD + 2.10%)^	3.48%	07/30/2027	1,008,484
192,203	Prestige Auto Receivables Trust, Series 2014-1A B^	1.91%	04/15/2020	192,215
750,000	Regatta III Funding, Ltd., Series 2014-1A CR (3 Month LIBOR USD + 3.30%)^	4.66%	04/15/2026	750,274
530,000	Santander Drive Auto Receivables Trust, Series 2016-1 B	2.47%	12/15/2020	530,978
400,000	Santander Drive Auto Receivables Trust, Series 2017-2 C	2.79%	08/15/2022	401,481
41,761	Sierra Timeshare Receivables Funding LLC, Series 2014-1A A^	2.07%	03/20/2030	41,669
54,206	Sierra Timeshare Receivables Funding LLC, Series 2014-3A A^	2.30%	10/20/2031	54,034
53,524	Sierra Timeshare Receivables Funding LLC, Series 2015-2A A^	2.43%	06/20/2032	53,275
53,592	Sierra Timeshare Receivables Funding LLC, Series 2015-3A A^	2.58%	09/20/2032	53,580
101,681	Sierra Timeshare Receivables Funding LLC, Series 2016-2A A^	2.33%	07/20/2033	100,950
72,792	Sierra Timeshare Receivables Funding LLC, Series 2016-3A A^	2.43%	10/20/2033	72,433
90,817	Sierra Timeshare Receivables Funding LLC, Series 2017-1A A^	2.91%	03/20/2034	91,038
190,947	Southwest Airlines Co., Series 2007-1	6.15%	02/01/2024	207,951
1,000,000	Stewart Park CLO, Ltd., Series 2015-1A B (3 Month LIBOR USD + 2.00%)^	3.36%	04/15/2026	1,000,146
1,000,000	Stewart Park CLO, Ltd., Series 2015-1A C (3 Month LIBOR USD + 2.90%)^	4.26%	04/15/2026	1,000,148
25,426	U.S. Airways Pass Through Trust, Series 1999-1 A	8.36%	07/20/2020	25,934
375,000	Verizon Owner Trust, Series 2016-1A A^	1.42%	01/20/2021	373,006
45,659	VOLT LIV LLC, Series 2017-NPL1 A1ʭ^	3.50%	02/25/2047	45,839
150,932	VOLT LIX LLC, Series 2017-NPL6 A1ʭ^	3.25%	05/28/2047	151,686
111,612	VOLT LV LLC, Series 2017-NPL2 A1ʭ^	3.50%	03/25/2047	112,299
195,186	VOLT LVI LLC, Series 2017-NPL3 A1ʭ^	3.50%	03/25/2047	196,510
96,595	VOLT LVII LLC, Series 2017-NPL4 A1ʭ^	3.38%	04/25/2047	97,218
127,926	VOLT LVIII LLC, Series 2017-NPL5 A1ʭ^	3.38%	05/28/2047	128,436
87,767	VOLT LXI LLC, Series 2017-NPL8 A1ʭ^	3.13%	06/25/2047	88,023
168,215	VOLT LXII LLC, Series 2017-NPL9 A1ʭ^	3.13%	09/25/2047	168,532
200,000	VOLT LXIII LLC, Series 2017-NPL10ʭ^	3.00%	10/25/2047	199,926
84,209	VOLT XXXVIII LLC, Series 2015-NP12 A1ʭ^	3.88%	09/25/2045	84,555
74,786	VSE VOI Mortgage LLC, Series 2016-A A^	2.54%	07/20/2033	74,155
12,043	Westlake Automobile Receivables Trust, Series 2015-1A C^	2.29%	11/16/2020	12,044
175,000	Westlake Automobile Receivables Trust, Series 2016-1A C^	3.29%	09/15/2021	175,740
175,000	Westlake Automobile Receivables Trust, Series 2016-3A B^	2.07%	12/15/2021	174,483
175,000	Westlake Automobile Receivables Trust, Series 2016-3A C^	2.46%	01/18/2022	174,142
305,000	Westlake Automobile Receivables Trust, Series 2017-1A C^	2.70%	10/17/2022	305,122
375,000	Westlake Automobile Receivables Trust, Series 2017-2A C^	2.59%	12/15/2022	372,510
Total Asset Backed Securities (Cost $29,189,344)				29,257,387

U.S. Treasury Notes — 6.6%
7,725,000	United States Treasury Note	0.75%	04/15/2018	7,711,897
Total U.S. Treasury Notes (Cost $7,711,988)				7,711,897

Municipal Bonds — 5.7%
230,000	American Municipal Power, Inc.	6.05%	02/15/2043	310,820
2,000,000	District of Columbia#	3.92%	08/01/2038	1,860,700
450,000	Georgetown University#	2.46%	04/01/2029	426,627
1,200,000	Health Care Authority for Baptist Health	5.50%	11/15/2043	1,383,720
750,000	Massachusetts Port Authority#	2.54%	01/01/2031	710,797
1,000,000	New York State Energy Research & Development Authority#	3.92%	07/01/2029	1,000,000
800,000	North Texas Tollway Authority	8.91%	02/01/2030	898,312
Total Municipal Bonds (Cost $6,443,350)				6,590,976

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Total Return Fund
Schedule of Investments
December 31, 2017 (Unaudited)

Par
Value/Shares	Security Description	Value $
Short-Term Investments — 5.4%

Money Market Funds — 4.9%
5,660,047	First American Treasury Obligations Fund — Class Z, 1.18%*	5,660,047

U.S. Treasury Bills — 0.5%
550,000	United States Treasury Bill†	547,627
Total Short-Term Investments (Cost $6,208,044)		6,207,674
Total Investments — 106.9% (Cost $124,238,243)		124,545,322
Liabilities in Excess of Other Assets — (6.9)%		(8,067,206)
NET ASSETS — 100.0%		$116,478,116

PORTFOLIO HOLDINGS
% of Net Assets
Corporate Bonds & Notes	34.0%
Mortgage Backed Securities	30.1%
Asset Backed Securities	25.1%
U.S. Treasury Notes	6.6%
Municipal Bonds	5.7%
Money Market Funds	4.9%
U.S. Treasury Bills	0.5%
Other Assets and Liabilities	(6.9)%
100.0%

#	Variable rate security. Rate disclosed is as of December 31, 2017.
ʭ	Step bond; the interest rate shown is the rate in effect as of December 31, 2017.
^
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.  At December 31, 2017, the value of these securities amounted to $35,623,823 or 30.6% of net assets.

~	Interest Only Security
†	This security is pledged as collateral in connection with open futures contracts.
*	Annualized seven-day yield as of December 31, 2017.

Futures Contracts — Long (Note 6)
			Notional	Notional	Unrealized Appreciation
Issue	Contracts	Expiration Date	Amount	Value	(Depreciation)
U.S. Treasury Long Bond Futures March 2018	18	03/20/2018	$2,753,665	$2,754,000	$335
U.S. Treasury Ultra Bond Futures March 2018	80	03/20/2018	13,349,139	13,412,500	63,361
			$16,102,804	$16,166,500	$63,696

Futures Contracts — Short (Note 6)
			Notional	Notional	Unrealized Appreciation
Issue	Contracts	Expiration Date	Amount	Value	(Depreciation)
U.S. Treasury 10-Year Note Futures March 2018	(50)	03/20/2018	$(6,221,247)	$(6,202,344)	$18,903
			$(6,221,247)	$(6,202,344)	$18,903

There is no variation margin due to or from the Fund as of December 31, 2017.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Strategic Bond Fund
A Message to Our Shareholders
December 31, 2017

Dear Shareholders:

For the six-month period ending December 31, 2017, the Brown Advisory Strategic Bond Fund Investor Shares (the “Fund”) gained 1.52% beating the 0.65% return for the Bloomberg Barclays Intermediate US Aggregate Bond Index (the “Index”), the Fund’s benchmark.

The Fund’s strategy is founded upon deep credit research that, in turn, feeds our proprietary risk pricing models–a process that we believe helps us to consistently identify individual securities offering the best risk-adjusted return. We analyze investment ideas using rigorous underwriting standards and fundamental analysis to identify, assess and price a bond’s risks. Our methodology allows us to compare the expected return of bonds across multiple sectors, using our due diligence process to adjust for both impairment risk and interest rate risk; this hereby drives our capital allocation decisions from the bottom-up. We mitigate idiosyncratic risks through the consistent application of a sizing model focused on a bond’s estimated downside.

The Fund attempts to limit duration risk and has operated with a duration less than half that of the Index. As such, the Fund has been managed with a duration of roughly 1.5 over the past six months.  As we have stated previously, we are not attempting to generate meaningful alpha by making a bet on the direction of interest rates. Instead, we aim to keep our sensitivity to interest rates low by buying shorter-dated bonds, using hedges such as Treasury futures, and by purchasing floating-rate instruments. Floating rate debt comprised 47.19% of fund assets at period-end.

The Fund’s gain came despite a negative return for the intermediate portion of the Treasury curve, which weighed on the performance of the Index. The Fund’s low duration, relatively higher yield and the strong performance of its corporate and corporate-backed bonds contributed to its outperformance versus the Index.

Structured products continue to account for the majority of our holdings, as the relative value offered by other sectors, such as corporate bonds, has not warranted any material change to our allocation. However, as the risk premia for lower-rated investments has continued its relentless grind lower, we have positioned the portfolio in favor of higher-rated and shorter-duration notes.  We continue to believe that structured products are instrumental in helping us improve the overall credit quality of the portfolio, enhance returns, reduce duration and provide diversification. The Fund slightly increased its exposure to taxable municipal bonds as our team was able to identify pockets of value. Municipal bonds made up over 8.38% of the portfolio at period-end and constituted our second-best performing sector after returning approximately 2.55% during the period.

Despite the continued use of structured products, we expect that the bulk of our alpha will be driven by investments in corporate bonds. Indeed, the Fund’s corporate bonds returned a positive 1.84% versus 1.21% for the Index.  That said, despite the low volatility and low default rates that continue to characterize the corporate bond markets, the risk premium offered by corporate bonds is nearing historical lows. As a result, our high yield exposure ended the period at approximately 16.97%, meaningfully below our maximum allocation of 50%.

Our investment process focuses on maximizing risk-adjusted return through the consistent and disciplined application of a deep due diligence process and proprietary risk pricing models designed to optimize capital allocation decisions. Today’s environment has been characterized by historically low risk premiums, making it all the more important that we do not deviate from our core tenets. Therefore, we will continue lending against stable or improving cash flows that we expect to remain solvent through an entire business cycle, that offer good structures that protect recoveries and that are cushioned by strong enterprise value coverage. We believe our disciplined credit process can add value whether credit is widening or tightening, and that this has the potential be a key driver of performance going forward.

Sincerely,

Robert H. Snyder
Portfolio Manager

Thomas D.D. Graff, CFA
Portfolio Manager

www.brownadvisoryfunds.com

Brown Advisory Strategic Bond Fund
A Message to Our Shareholders
December 31, 2017

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in lower-rated and non-rated securities present a greater risk of loss to principal and interest than higher-rated securities. Municipal securities are subject to adverse political or economic factors, including changes in the tax law. Inflation-indexed bonds see the principal value of the security increased as the Consumer Price Index increases. Should the Consumer Price Index decline, those securities should be adversely impacted. A non-diversified fund may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, a non-diversified fund is more exposed to individual stock volatility than a diversified fund. The fund may make short sales of securities, which involve the risk that losses in a security may exceed the original amount invested in that security. The risks of investments in derivatives, including options on futures contracts and options on futures contracts include imperfect correlation between the value of these instruments and the underlying assets; risks of default by the other party to the derivative transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the derivative transactions may not be liquid. Income from tax-exempt securities may be subject to state and local taxes and a portion of income may be subject to the federal alternative minimum tax for certain investors. Bond ratings are grades given to bonds that indicate their credit quality as determined by a private independent rating service such as Standard & Poor’s. The firm evaluates a bond issuer’s financial strength, or its ability to pay a bond’s principal and interest in a timely fashion. Ratings are expressed as letters ranging from ‘AAA’, which is the highest grade, to ‘D’, which is the lowest grade. In limited situations when the rating agency has not issued a formal rating, the Adviser will classify the security as non-rated.

Diversification does not assure a profit or protect against loss in a declining market.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisoryfunds.com

Brown Advisory Strategic Bond Fund
Schedule of Investments
December 31, 2017 (Unaudited)

Par Value	Security Description	Rate	Maturity	Value $
Asset Backed Securities — 45.4%
181,825	Aircraft Certificate Owner Trust, Series 2003-1A E^	7.00%	09/20/2022	192,735
203,951	Ally Auto Receivables Trust, Series 2015-1 A3	1.39%	09/16/2019	203,779
200,000	American Credit Acceptance Receivables Trust, Series 2017-3 B^	2.25%	01/11/2021	199,334
300,000	American Credit Acceptance Receivables Trust, Series 2017-2 B^	2.46%	04/12/2021	299,750
150,000	American Credit Acceptance Receivables Trust, Series 2015-1 C^	4.29%	04/12/2021	151,499
350,000	American Credit Acceptance Receivables Trust, Series 2017-3 C^	2.72%	06/10/2022	348,442
650,000	American Credit Acceptance Receivables Trust, Series 2017-4 C^	2.94%	01/10/2024	650,257
3,493	AmeriCredit Automobile Receivables Trust, Series 2014-2 B	1.60%	07/08/2019	3,492
1,033	AmeriCredit Automobile Receivables Trust, Series 2013-4 C	2.72%	09/09/2019	1,034
664,821	AmeriCredit Automobile Receivables Trust, Series 2014-3 B	1.92%	11/08/2019	664,897
205,000	AmeriCredit Automobile Receivables Trust, Series 2014-2 C	2.18%	06/08/2020	205,136
555,000	AmeriCredit Automobile Receivables Trust, Series 2015-2 C	2.40%	01/08/2021	556,630
139,685	Bayview Opportunity Master Fund IIIa Trust, Series 2017-RN7 A1ʭ^	3.10%	09/28/2032	139,754
73,250	Bayview Opportunity Master Fund IVb Trust, Series 2017-NPL1 A1ʭ^	3.60%	01/28/2032	73,521
222,454	Bayview Opportunity Master Fund IVb Trust, Series 2017-SPL4 A#^	3.50%	01/28/2055	226,184
500,000	BlueMountain CLO, Ltd., Series 2013-3A DR (3 Month LIBOR USD + 2.90%)^	4.28%	10/29/2025	501,160
1,000,000	BlueMountain CLO, Ltd., Series 2014-1 (3 Month LIBOR USD + 3.45%)^	4.83%	04/30/2026	1,003,486
650,000	BlueMountain CLO, Ltd., Series 2015-2 (3 Month LIBOR USD + 1.85%)^	3.20%	07/18/2027	653,585
750,000	BlueMountain CLO, Ltd., Series 2015-2A D (3 Month LIBOR USD + 3.55%)^	4.90%	07/19/2027	755,752
1,500,000	BlueMountain CLO, Ltd., Series 2015-3A B (3 Month LIBOR USD + 3.10%)^	4.46%	10/20/2027	1,508,974
146,450	BRE Grand Islander Timeshare Issuer LLC, Series 2017-1A A^	2.94%	05/25/2029	145,602
569,074	Capital Auto Receivables Asset Trust, Series 2014-3 B^	2.35%	07/22/2019	569,331
1,000,000	Carlyle Global Market Strategies CLO, Ltd., Series 2014-1A BR (3 Month LIBOR USD + 1.80%)^	3.15%	04/17/2025	1,001,793
1,000,000	CBAM, Ltd., Series 2017-1A B (3 Month LIBOR USD + 1.80%)^	3.13%	07/20/2030	1,004,557
200,683	Continental Airlines Trust, Series 1999-1 A	6.55%	08/02/2020	205,700
86,072	Continental Airlines Trust, Series 2000-1 A-1	8.05%	05/01/2022	95,002
175,000	CPS Auto Receivables Trust, Series 2017-B B^	2.33%	05/17/2021	174,491
200,000	CPS Auto Receivables Trust, Series 2017-A B^	2.68%	05/17/2021	200,308
1,000,000	Dell Equipment Finance Trust, Series 2015-2 B^	2.21%	09/22/2020	1,000,198
345,000	Drive Auto Receivables Trust, Series 2017-BA B^	2.20%	05/15/2020	345,646
470,000	Drive Auto Receivables Trust, Series 2017-AA B^	2.51%	01/15/2021	471,369
600,000	Drive Auto Receivables Trust, Series 2016-A^	3.91%	05/17/2021	604,559
350,000	Drive Auto Receivables Trust, Series 2017-AA C^	2.98%	01/18/2022	352,467
400,000	Drive Auto Receivables Trust, Series 2017-1	2.84%	04/15/2022	401,924
600,000	Drive Auto Receivables Trust, Series 2017-2 C	2.75%	09/15/2023	601,099
2,334	DT Auto Owner Trust, Series 2016-1A B^	2.79%	05/15/2020	2,334
175,000	DT Auto Owner Trust, Series 2017-3A C^	3.01%	05/15/2023	175,356
800,000	DT Auto Owner Trust, Series 2017-4^	2.86%	07/17/2023	800,506
476,634	Federal Express Corp., Series 1998-1	6.72%	07/15/2023	515,361
19,053	Flagship Credit Auto Trust, Series 2016-3 A1^	1.61%	12/16/2019	19,042
235,551	Flagship Credit Auto Trust, Series 2014-2 B^	2.84%	11/16/2020	236,202
1,000,000	GoldenTree Loan Management CLO, Ltd., Series 2017-1A C (3 Month LIBOR USD + 2.20%)^	3.56%	04/20/2029	1,006,753
1,000,000	Grippen Park CLO, Ltd., Series 2017-1A C (3 Month LIBOR USD + 2.30%)^	3.66%	01/20/2030	1,007,674
1,500,000	Highbridge Loan Management, Ltd., Series 4A-2014 A2A (3 Month LIBOR USD + 2.05%)^	3.43%	07/28/2025	1,501,075
1,500,000	Highbridge Loan Management, Ltd., Series 4A-2014 B (3 Month LIBOR USD + 3.00%)^	4.38%	07/28/2025	1,501,709
1,000,000	Highbridge Loan Management, Ltd., Series 7A-2015 D (3 Month LIBOR USD + 3.75%)^	5.17%	11/15/2026	1,005,000
2,000,000	Highbridge Loan Management, Ltd., Series 6A-2015 C (3 Month LIBOR USD + 3.07%)^	4.46%	05/05/2027	2,002,944
1,975,000	Highbridge Loan Management, Ltd., Series 2013-2 (3 Month LIBOR USD + 1.63%)^	2.99%	10/20/2029	1,979,327
39,225	Hilton Grand Vacations Trust, Series 2013-A A^	2.28%	01/25/2026	38,961
125,624	Hilton Grand Vacations Trust, Series 2017-AA A^	2.66%	12/26/2028	124,820
300,000	Invitation Homes Trust, Series 2017-SFR2 B (1 Month LIBOR USD + 1.15%)^	2.64%	12/19/2036	301,191
200,000	Invitation Homes Trust, Series 2017-SFR2 C (1 Month LIBOR USD + 1.45%)^	2.94%	12/19/2036	201,665
930,000	LCM XXV, Ltd., Series 2017-25 (3 Month LIBOR USD + 2.30%)^	3.00%	07/22/2030	942,826
1,000,000	Madison Park Funding XIII, Ltd., Series 2014-13R D-R (3 Month LIBOR USD + 3.27%)^	4.63%	01/21/2025	1,008,324
750,000	Madison Park Funding XVII, Ltd., Series 2015-17A B1R (3 Month LIBOR USD + 1.75%)^	3.11%	07/21/2030	757,318
700,000	Madison Park Funding XVII, Ltd., Series 2015-17A CR (3 Month LIBOR USD + 2.40%)^	3.76%	07/22/2030	709,897

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Strategic Bond Fund
Schedule of Investments
December 31, 2017 (Unaudited)

Par Value	Security Description	Rate	Maturity	Value $
Asset Backed Securities — 45.4% (Continued)
1,000,000	Madison Park Funding XXV, Ltd., Series 2017-25A B (3 Month LIBOR USD + 2.35%)^	3.79%	04/25/2029	1,007,793
1,000,000	Magnetite IX, Ltd., Series 2014-9A BR (3 Month LIBOR USD + 2.00%)^	3.37%	07/25/2026	1,006,046
750,000	Magnetite IX, Ltd., Series 2014-9A CR (3 Month LIBOR USD + 3.10%)^	4.47%	07/25/2026	755,748
139,174	MVW Owner Trust, Series 2013-1A A^	2.15%	04/22/2030	137,440
310,881	MVW Owner Trust, Series 2015-1A A^	2.52%	12/20/2032	309,502
239,880	MVW Owner Trust, Series 2016-1A A^	2.25%	12/20/2033	237,348
96,129	MVW Owner Trust, Series 2017-1A A^	2.42%	12/20/2034	95,337
96,129	MVW Owner Trust, Series 2017-1A B^	2.75%	12/20/2034	95,137
222,244	Nationstar HECM Loan Trust, Series 2017-1 A^	1.97%	05/25/2027	221,908
200,000	Nationstar HECM Loan Trust, Series 2017-2A M1#^	2.82%	09/25/2027	200,594
61,877	Nissan Auto Receivables Owner Trust, Series 2013-C	1.30%	06/15/2020	61,842
1,000,000	Octagon Investment Partners 24, Ltd., Series 2015-1A A2AR (3 Month LIBOR USD + 1.35%)^	2.79%	05/21/2027	1,000,260
1,000,000	Octagon Investment Partners 30, Ltd., Series 2017-1A B (3 Month LIBOR USD + 2.35%)^	3.71%	03/17/2030	1,009,690
1,000,000	Octagon Investment Partners XIV, Ltd., Series 2012-1A CR (3 Month LIBOR USD + 4.00%)^	5.36%	07/15/2029	1,032,279
500,000	Octagon Investment Partners XIX, Ltd., Series 2014-1A CR (3 Month LIBOR USD + 2.10%)^	3.46%	04/15/2026	503,587
1,000,000	Octagon Investment Partners XVI, Ltd., Series 2013-1A D (3 Month LIBOR USD + 3.35%)^	4.70%	07/17/2025	1,003,161
2,000,000	Octagon Investment Partners XXII, Ltd., Series 2014-1A D1R (3 Month LIBOR USD + 3.30%)^	4.66%	11/25/2025	2,027,066
138,198	Orange Lake Timeshare Trust, Series 2016-A A^	2.61%	03/08/2029	137,240
150,000	OSCAR U.S. Funding Trust, Series 2014-1A A4^	2.55%	12/15/2021	150,031
25,302	OSCAR U.S. Funding Trust V, Series 2016-2A A2B (1 Month LIBOR USD + 1.40%)^	2.88%	11/15/2019	25,395
134,213	OSCAR U.S. Funding Trust VI LLC, Series 2017-1A A2B (1 Month LIBOR USD + 0.80%)^	2.23%	05/11/2020	134,434
434,220	OSCAR U.S. Funding Trust VI LLC, Series 2017-1A A2A^	2.30%	05/11/2020	434,278
200,000	OSCAR U.S. Funding Trust VII LLC, Series 2017-2A A2B (1 Month LIBOR USD + 0.65%)^	2.08%	11/10/2020	200,295
500,000	OZLM XII, Ltd., Series 2015-12A C (3 Month LIBOR USD + 3.70%)^	5.08%	04/30/2027	503,968
1,000,000	OZLM XIII, Ltd., Series 2015-13A A2 (3 Month LIBOR USD + 2.10%)^	3.48%	07/30/2027	1,008,484
64,068	Prestige Auto Receivables Trust, Series 2014-1A B^	1.91%	04/15/2020	64,072
13,353	Prestige Auto Receivables Trust, Series 2015-1 A3^	1.53%	02/15/2021	13,351
1,000,000	Regatta Funding L.P., Series 2013-2A BR (3 Month LIBOR USD + 2.90%)^	4.26%	01/15/2029	1,012,069
1,500,000	Regatta III Funding, Ltd., Series 2014-1A A2R (3 Month LIBOR USD + 1.50%)^	2.86%	04/15/2026	1,501,589
750,000	Regatta III Funding, Ltd., Series 2014-1A CR (3 Month LIBOR USD + 3.30%)^	4.66%	04/15/2026	750,274
22,004	Santander Drive Auto Receivables Trust, Series 2014-1 C	2.36%	04/15/2020	22,013
126,139	Santander Drive Auto Receivables Trust, Series 2015-4 B	2.26%	06/15/2020	126,190
400,000	Santander Drive Auto Receivables Trust, Series 2016-1 B	2.47%	12/15/2020	400,738
400,000	Santander Drive Auto Receivables Trust, Series 2017-2 C	2.79%	08/15/2022	401,481
135,022	Sierra Timeshare Receivables Funding LLC, Series 2014-3A A^	2.30%	10/20/2031	134,593
53,524	Sierra Timeshare Receivables Funding LLC, Series 2015-2A A^	2.43%	06/20/2032	53,275
53,592	Sierra Timeshare Receivables Funding LLC, Series 2015-3A A^	2.58%	09/20/2032	53,580
50,841	Sierra Timeshare Receivables Funding LLC, Series 2016-2A A^	2.33%	07/20/2033	50,475
72,792	Sierra Timeshare Receivables Funding LLC, Series 2016-3A A^	2.43%	10/20/2033	72,433
121,089	Sierra Timeshare Receivables Funding LLC, Series 2017-1A A^	2.91%	03/20/2034	121,384
270,208	Southwest Airlines Co., Series 2007-1	6.15%	02/01/2024	294,270
1,000,000	Stewart Park CLO, Ltd., Series 2015-1A B (3 Month LIBOR USD + 2.00%)^	3.36%	04/15/2026	1,000,146
1,000,000	Stewart Park CLO, Ltd., Series 2015-1A C (3 Month LIBOR USD + 2.90%)^	4.26%	04/15/2026	1,000,148
25,426	U.S. Airways Pass Through Trust, Series 1999-1 A	8.36%	07/20/2020	25,934
375,000	Verizon Owner Trust, Series 2016-1A A^	1.42%	01/20/2021	373,006
45,659	VOLT LIV LLC, Series 2017-NPL1 A1ʭ^	3.50%	02/25/2047	45,839
150,932	VOLT LIX LLC, Series 2017-NPL6 A1ʭ^	3.25%	05/28/2047	151,686
111,612	VOLT LV LLC, Series 2017-NPL2 A1ʭ^	3.50%	03/25/2047	112,299
195,186	VOLT LVI LLC, Series 2017-NPL3 A1ʭ^	3.50%	03/25/2047	196,510
96,595	VOLT LVII LLC, Series 2017-NPL4 A1ʭ^	3.38%	04/25/2047	97,218
127,926	VOLT LVIII LLC, Series 2017-NPL5 A1ʭ^	3.38%	05/28/2047	128,436
87,767	VOLT LXI LLC, Series 2017-NPL8 A1ʭ^	3.13%	06/25/2047	88,023
168,215	VOLT LXII LLC, Series 2017-NPL9 A1ʭ^	3.13%	09/25/2047	168,532
200,000	VOLT LXIII LLC, Series 2017-NPL10ʭ^	3.00%	10/25/2047	199,926
84,209	VOLT XXXVIII LLC, Series 2015-NP12 A1ʭ^	3.88%	09/25/2045	84,555
1,000,000	Voya CLO, Ltd., Series 2016-3A C (3 Month LIBOR USD + 3.85%)^	5.20%	10/18/2027	1,014,309

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Strategic Bond Fund
Schedule of Investments
December 31, 2017 (Unaudited)

Par Value	Security Description	Rate	Maturity	Value $
Asset Backed Securities — 45.4% (Continued)
1,500,000	Voya CLO, Ltd., Series 2013-1R (3 Month LIBOR USD + 1.55%)^	2.91%	10/15/2030	1,507,895
74,786	VSE VOI Mortgage LLC, Series 2016-A A^	2.54%	07/20/2033	74,155
584,903	Westlake Automobile Receivables Trust, Series 2016-3A A2^	1.42%	10/15/2019	584,192
12,043	Westlake Automobile Receivables Trust, Series 2015-1A C^	2.29%	11/16/2020	12,044
175,000	Westlake Automobile Receivables Trust, Series 2016-1A C^	3.29%	09/15/2021	175,740
75,000	Westlake Automobile Receivables Trust, Series 2016-3A B^	2.07%	12/15/2021	74,778
75,000	Westlake Automobile Receivables Trust, Series 2016-3A C^	2.46%	01/18/2022	74,632
305,000	Westlake Automobile Receivables Trust, Series 2017-1A C^	2.70%	10/17/2022	305,122
375,000	Westlake Automobile Receivables Trust, Series 2017-2A C^	2.59%	12/15/2022	372,510
Total Asset Backed Securities (Cost $56,013,768)				57,590,017

Mortgage Backed Securities — 25.8%
200,000	BAMLL Commercial Mortgage Securities Trust, Series 2013-DSNY A
	(1 Month LIBOR USD + 1.05%)^	2.53%	09/15/2026	200,485
105,128	Bayview Opportunity Master Fund IIIb Trust, Series 2017-CRT2 M
	(1 Month LIBOR USD + 2.00%)^	3.56%	11/29/2027	105,390
180,978	Bayview Opportunity Master Fund IVb Trust, Series 2017-CRT1 M
	(1 Month LIBOR USD + 2.15%)^	3.71%	10/25/2028	181,704
250,000	Chicago Skyscraper Trust, Series 2017-SKY B (1 Month LIBOR USD + 1.10%)^	2.58%	02/15/2030	250,562
250,000	Chicago Skyscraper Trust, Series 2017-SKY C (1 Month LIBOR USD + 1.25%)^	2.73%	02/15/2030	250,877
74,646	FHLMC PC, Pool# E0-1654	5.00%	06/01/2019	76,160
48,425	FHLMC PC, Pool# N3-1000	4.50%	08/01/2033	50,911
804,123	FHLMC REMIC, Series 4107†	3.00%	08/15/2027	168,441
70,777	FHLMC REMIC, Series 3878	3.00%	04/15/2041	71,235
1,917,982	FHLMC REMIC, Series 4143†	3.50%	09/15/2042	226,658
1,098,347	FHLMC REMIC, Series 4495†	3.50%	07/15/2045	201,436
335,000	FHLMC SCRTT, Series 2016-1 M1#^	3.00%	09/25/2055	325,876
88,520	FHLMC STACR Debt Notes, Series 2013-DN2 (1 Month LIBOR USD + 1.45%)	3.00%	11/27/2023	88,615
667,795	FHLMC STACR Debt Notes, Series 2014-HQ2 (1 Month LIBOR USD + 2.20%)	3.75%	09/25/2024	689,186
673,800	FHLMC STACR Debt Notes, Series 2015-HQ2 (1 Month LIBOR USD + 1.95%)	3.50%	05/27/2025	689,554
59,301	FHLMC STACR Debt Notes, Series 2015-DNA1 (1 Month LIBOR USD + 0.90%)	2.45%	10/25/2027	59,368
700,000	FHLMC STACR Debt Notes, Series 2015-DNA1 (1 Month LIBOR USD + 1.85%)	3.40%	10/25/2027	717,286
746,577	FHLMC STACR Debt Notes, Series 2015-DNA3 M2 (1 Month LIBOR USD + 2.85%)	4.40%	04/25/2028	772,839
500,000	FHLMC STACR Debt Notes, Series 2016-DNA1 (1 Month LIBOR USD + 2.90%)	4.45%	07/25/2028	515,352
65,913	FHLMC STACR Debt Notes, Series 2016-HQA1 (1 Month LIBOR USD + 1.75%)	3.30%	09/25/2028	66,048
273,885	FHLMC STACR Debt Notes, Series 2016-DNA2 M2 (1 Month LIBOR USD + 2.20%)	3.75%	10/25/2028	277,718
549,361	FHMS, Series K-J13	2.06%	09/25/2021	547,724
295,672	FHMS, Series K-J09	2.02%	04/25/2022	293,451
288,353	FHMS, Series K-021	1.60%	01/25/2022	284,512
2,029,372	FHMS, Series K-721#†	0.34%	08/25/2022	26,558
2,616,317	FHMS, Series K-023#†	1.28%	08/25/2022	127,735
470,604	FHMS, Series K-J07	1.53%	09/25/2022	458,221
748,267	FHMS, Series K-J17	2.40%	10/25/2024	745,273
3,473,931	FHMS, Series K-046#†	0.38%	03/25/2025	82,430
807,414	FHMS, Series K-055#†	1.37%	03/25/2026	74,558
1,633,426	FHMS, Series K-056#†	1.27%	05/25/2026	140,860
1,347,159	FHMS, Series K-057#†	1.19%	07/25/2026	112,305
679,888	FHMS, Series K-058#†	0.93%	08/25/2026	45,778
1,398,290	FHMS, Series K-W03 X1#†	0.85%	06/25/2027	83,950
1,336,293	FHMS, Series Q-004#	2.66%	01/25/2046	1,348,786
2,806	FNMA, Pool# 673194	5.50%	02/01/2018	2,806
2,087	FNMA, Pool# 722057	5.50%	07/01/2018	2,091
3,599	FNMA, Pool# 931676	5.50%	01/01/2019	3,633
8,100	FNMA, Pool# 774887	5.50%	05/01/2019	8,178
21,906	FNMA, Pool# 794149	5.50%	08/01/2019	22,194
31,782	FNMA, Pool# 255359	5.50%	09/01/2019	32,408
6,771	FNMA, Pool# 778775	5.50%	09/01/2019	6,846

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Strategic Bond Fund
Schedule of Investments
December 31, 2017 (Unaudited)

Par Value	Security Description	Rate	Maturity	Value $
Mortgage Backed Securities — 25.8% (Continued)
28,136	FNMA, Pool# 785732	5.50%	11/01/2019	28,515
41,480	FNMA, Pool# 255645	4.00%	01/01/2020	42,709
46,605	FNMA, Pool# AC0884	5.00%	07/01/2020	47,471
10,270	FNMA, Pool# 826868	5.50%	08/01/2020	10,454
45,574	FNMA, Pool# 879409	5.50%	02/01/2021	47,139
23,202	FNMA, Pool# 745562	5.50%	04/01/2021	23,925
41,613	FNMA, Pool# AD0230	5.50%	05/01/2021	42,935
7,607	FNMA, Pool# 745525	5.50%	05/01/2021	7,864
8,810	FNMA, Pool# 936481	5.50%	07/01/2021	9,110
3,673	FNMA, Pool# 889849	5.50%	09/01/2021	3,720
10,888	FNMA, Pool# 888555	5.50%	09/01/2021	11,214
11,869	FNMA, Pool# 908560	5.50%	01/01/2022	12,197
7,675	FNMA, Pool# 889716	5.50%	10/01/2022	8,019
6,019	FNMA, Pool# 889198	5.50%	11/01/2022	6,213
56,852	FNMA, Pool# 911073	5.50%	12/01/2022	59,416
17,006	FNMA, Pool# 972932	5.50%	02/01/2023	17,680
84,224	FNMA, Pool# 975076	6.00%	09/01/2023	88,488
8,392	FNMA, Pool# 995217	5.50%	12/01/2023	8,772
27,278	FNMA, Pool# 995460	5.50%	12/01/2023	28,546
18,164	FNMA, Pool# 930334	5.50%	01/01/2024	19,297
10,307	FNMA, Pool# AE0467	5.50%	03/01/2024	10,822
417,290	FNMA, Pool# BC4577	4.50%	09/01/2024	440,114
9,450	FNMA, Pool# AD0365	5.50%	09/01/2024	9,871
73,322	FNMA, Pool# AL1081	5.00%	07/01/2025	75,598
44,305	FNMA, Pool# AL0517	5.50%	08/01/2025	46,336
330,183	FNMA, Pool# 815323 (6 Month LIBOR USD + 1.54%)	3.06%	01/01/2035	342,459
265,044	FNMA, Pool# 813714 (1 Year CMT Rate + 1.94%)	3.26%	01/01/2035	275,742
113,672	FNMA, Pool# 910181 (12 Month LIBOR USD + 1.71%)	3.45%	03/01/2037	119,110
360,183	FNMA, Pool# 915191 (12 Month LIBOR USD + 1.71%)	3.46%	04/01/2037	376,326
425,274	FNMA, Pool# AL6262 (1 Year CMT Rate + 2.38%)	3.83%	04/01/2038	444,360
284,020	FNMA, Pool# 965184 (12 Month LIBOR USD + 1.58%)	3.33%	09/01/2038	296,286
585,513	FNMA, Pool# AU6230	5.00%	09/01/2043	631,571
263,771	FNMA, Pool# 947512 (12 Month LIBOR USD + 1.75%)	3.50%	09/01/2047	275,944
45,306	FNMA CAS, Series 2013-C01 (1 Month LIBOR USD + 2.00%)	3.55%	10/25/2023	45,634
558,485	FNMA CAS, Series 2014-C02 (1 Month LIBOR USD + 0.95%)	2.50%	05/28/2024	560,493
140,344	FNMA CAS, Series 2016-C02 (1 Month LIBOR USD + 2.15%)	3.70%	09/25/2028	141,739
113,103	FNMA REMIC Trust, Series 2002-16	6.00%	04/25/2022	119,266
7,500,000	FNMA, 2.5%, Due TBA January	2.50%	01/15/2032	7,488,867
7,500,000	FNMA, 3.0%, Due TBA January	3.00%	01/15/2032	7,639,746
650,000	FREMF Mortgage Trust, Series 2017-K729#^	3.67%	11/25/2024	646,403
90,000	FREMF Mortgage Trust, Series 2011-K10#^	4.62%	11/25/2049	93,675
286,623	GNMA, Pool# 004527M	5.00%	09/20/2024	308,244
589,726	GNMA REMIC Trust, Series 2014-45 B1#†	0.77%	07/16/2054	27,661
505,773	GNMA REMIC Trust, Series 2014-135 I0#†	0.83%	01/16/2056	25,182
504,749	GNMA REMIC Trust, Series 2015-172 I0#†	0.92%	03/16/2057	30,768
664,773	GNMA REMIC Trust, Series 2016-40 I0#†	0.78%	07/16/2057	38,625
539,692	GNMA REMIC Trust, Series 2016-56 I0#†	0.99%	11/16/2057	38,768
605,483	GNMA REMIC Trust, Series 2016-127 I0#†	0.95%	05/16/2058	44,959
646,332	GNMA REMIC Trust, Series 2016-98 I0#†	0.96%	05/16/2058	46,022
615,433	GNMA REMIC Trust, Series 2016-110 I0#†	1.04%	05/16/2058	50,083
200,000	JPMCC, Series 2016-ASH A (1 Month LIBOR USD + 1.50%)^	2.98%	10/16/2034	200,568
185,000	MAD Mortgage Trust, Series 2017-330M B#^	3.37%	08/17/2034	186,294
200,000	MSC, Series 2017-PRME B (1 Month LIBOR USD + 1.35%)^	2.83%	02/15/2034	200,538
275,000	MSC, Series 2017-CLS C (1 Month LIBOR USD + 1.00%)^	2.25%	11/15/2034	275,212
175,000	MSC, Series 2017-CLS D (1 Month LIBOR USD + 1.40%)^	2.65%	11/15/2034	175,250
	Total Mortgage Backed Securities (Cost $33,583,266)			32,688,218

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Strategic Bond Fund
Schedule of Investments
December 31, 2017 (Unaudited)

Par Value	Security Description	Rate	Maturity	Value $
Corporate Bonds & Notes — 24.7%
250,000	Activision Blizzard, Inc.^	6.13%	09/15/2023	265,078
400,000	AerCap Ireland Capital DAC	3.50%	05/26/2022	406,348
750,000	AK Steel Corp.	7.50%	07/15/2023	815,625
100,000	AK Steel Corp.	6.38%	10/15/2025	99,500
750,000	Allison Transmission, Inc.^	4.75%	10/01/2027	756,563
600,000	American Tower Corp.	3.40%	02/15/2019	606,964
310,000	Analog Devices, Inc.	3.90%	12/15/2025	324,609
300,000	Asbury Automotive Group, Inc.	6.00%	12/15/2024	313,860
600,000	Ball Corp.	5.00%	03/15/2022	642,750
300,000	Broadcom Corp.^	3.88%	01/15/2027	295,771
500,000	Canadian Natural Resources, Ltd.	3.85%	06/01/2027	511,316
300,000	Capital One Financial Corp. (3 Month LIBOR USD + 3.80%)	5.55%	12/29/2049	311,250
263,000	Carrizo Oil & Gas, Inc.	7.50%	09/15/2020	268,260
350,000	Carrizo Oil & Gas, Inc.	6.25%	04/15/2023	364,875
500,000	Caterpillar Financial Services Corp. (3 Month LIBOR USD + 0.59%)	2.10%	06/06/2022	504,287
500,000	Clorox Co.	3.10%	10/01/2027	497,662
200,000	CommScope Technologies LLC^	6.00%	06/15/2025	213,500
100,000	CommScope Technologies LLC^	5.00%	03/15/2027	100,250
400,000	Core & Main L.P.^	6.13%	08/15/2025	407,000
250,000	Cornerstone Chemical Co.^	6.75%	08/15/2024	250,000
620,000	Crown Castle International Corp.	4.88%	04/15/2022	665,510
300,000	Dana, Inc.	6.00%	09/15/2023	314,250
250,000	Delphi Technologies PLC^	5.00%	10/01/2025	253,750
600,000	Digital Realty Trust L.P.	3.70%	08/15/2027	605,583
400,000	Dollar General Corp.	4.15%	11/01/2025	424,109
650,000	Dollar Tree, Inc.	5.75%	03/01/2023	682,094
500,000	Ecolab, Inc.	2.00%	01/14/2019	499,296
300,000	Education Realty Operating Partnership L.P.	4.60%	12/01/2024	312,449
400,000	Energy Transfer Partners L.P. (3 Month LIBOR USD + 4.03%)	6.25%	05/15/2023	389,250
500,000	Equinix, Inc.	5.88%	01/15/2026	538,125
380,000	Equinix, Inc.	5.38%	05/15/2027	407,550
400,000	First Quality Finance Co., Inc.^	5.00%	07/01/2025	409,000
500,000	Harris Corp.	3.83%	04/27/2025	518,967
300,000	HCA, Inc.	5.88%	02/15/2026	318,000
200,000	Healthcare Trust of America Holdings L.P.	3.75%	07/01/2027	199,583
250,000	High Ridge Brands Co.^	8.88%	03/15/2025	223,750
450,000	Hudbay Minerals, Inc.^	7.25%	01/15/2023	479,250
300,000	JB Hunt Transport Services, Inc.	2.40%	03/15/2019	300,407
300,000	Keysight Technologies, Inc.	4.55%	10/30/2024	318,725
500,000	Kinross Gold Corp.	5.95%	03/15/2024	550,625
325,000	Koppers, Inc.^	6.00%	02/15/2025	345,313
710,000	Lamar Media Corp.	5.75%	02/01/2026	760,588
340,000	Land O’ Lakes, Inc.^	7.25%	07/14/2027	371,450
1,000,000	Martin Marietta Materials, Inc. (3 Month LIBOR USD + 0.50%)	2.13%	12/20/2019	1,001,917
400,000	Martin Marietta Materials, Inc.	4.25%	07/02/2024	421,324
275,000	Mercer International, Inc.	7.75%	12/01/2022	291,500
250,000	Mercer International, Inc.	6.50%	02/01/2024	266,250
450,000	Meritor, Inc.	6.25%	02/15/2024	475,875
450,000	Micron Technology, Inc.	5.50%	02/01/2025	473,063
300,000	MPLX L.P.	5.50%	02/15/2023	309,099
350,000	MPLX L.P.	4.88%	12/01/2024	377,803
350,000	Mylan NV	3.15%	06/15/2021	352,233
400,000	Mylan NV	3.95%	06/15/2026	404,049
300,000	Mylan, Inc.	2.60%	06/24/2018	300,534
500,000	Oasis Petroleum, Inc.	6.50%	11/01/2021	511,875
165,000	Outfront Media Capital LLC	5.88%	03/15/2025	175,106

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Strategic Bond Fund
Schedule of Investments
December 31, 2017 (Unaudited)

Par
Value/Shares	Security Description	Rate	Maturity	Value $
Corporate Bonds & Notes — 24.7% (Continued)
1,057,000	Regency Centers LP	4.80%	04/15/2021	1,117,390
250,000	Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp.^	6.13%	08/15/2021	248,750
232,000	ServiceMaster Co. LLC	7.45%	08/15/2027	252,300
450,000	SESI LLC	7.13%	12/15/2021	461,813
150,000	Springs Industries, Inc.	6.25%	06/01/2021	153,375
450,000	Staples, Inc.^	8.50%	09/15/2025	417,375
370,000	TechnipFMC PLC^	3.45%	10/01/2022	369,767
125,000	Teck Resources, Ltd.	3.75%	02/01/2023	125,781
530,000	Teck Resources, Ltd.^	8.50%	06/01/2024	600,225
250,000	Tenneco, Inc.	5.00%	07/15/2026	256,875
250,000	TransDigm, Inc.	6.50%	07/15/2024	256,875
200,000	United Rentals North America, Inc.	5.50%	07/15/2025	212,750
200,000	United Rentals North America, Inc.	4.88%	01/15/2028	201,500
610,000	Verisk Analytics, Inc.	4.00%	06/15/2025	631,780
350,000	Verizon Communications, Inc. (3 Month LIBOR USD + 1.00%)#	2.60%	03/16/2022	357,103
350,000	Versum Materials, Inc.^	5.50%	09/30/2024	375,375
525,000	Viking Cruises, Ltd.^	5.88%	09/15/2027	535,500
1,000,000	Vulcan Materials Co. (3 Month LIBOR USD + 0.60%)#	2.19%	06/15/2020	1,001,066
500,000	Whiting Petroleum Corp.^	6.63%	01/15/2026	510,625
Total Corporate Bonds & Notes (Cost $31,381,291)				31,289,945

Municipal Bonds — 7.8%
1,500,000	District of Columbia#	3.92%	08/01/2038	1,395,525
1,000,000	Geisinger Authority#	1.60%	10/01/2043	1,000,000
1,100,000	Georgetown University#	2.46%	04/01/2029	1,042,866
750,000	Massachusetts Port Authority#	2.54%	01/01/2031	710,797
1,000,000	New York City Water & Sewer System#	1.61%	06/15/2033	1,000,000
1,000,000	New York State Energy Research & Development Authority#	3.92%	07/01/2029	1,000,000
640,000	New York Transportation Development Corp.	5.00%	08/01/2026	688,736
225,000	North Texas Tollway Authority	8.91%	02/01/2030	252,650
500,000	Public Finance Authority^	5.00%	09/01/2030	530,160
1,000,000	Triborough Bridge & Tunnel Authority#	1.61%	01/01/2032	1,000,000
400,000	Utah Charter School Finance Authority	5.80%	06/15/2038	400,760
550,000	Washington State Housing Finance Commission^	4.00%	01/01/2024	540,183
255,000	Yamhill County Oregon Hospital Authority	3.50%	11/15/2020	253,307
Total Municipal Bonds (Cost $9,779,351)				9,814,984

Preferred Stocks — 0.3%
2,400	AGNC Investment Corp., Series B, 7.75%			62,016
12,000	Digital Realty Trust, Inc., Series J, 5.25%			301,200
Total Preferred Stocks (Cost $361,102)				363,216

Closed-End Funds — 0.5%
17,204	BlackRock MuniYield Michigan Quality Fund			240,856
9,600	Nuveen Massachusetts Quality Municipal Income Fund			136,992
9,184	Nuveen Michigan Quality Municipal Income Fund			121,780
6,063	Nuveen Pennsylvania Quality Municipal Income Fund			79,728
5,168	PIMCO New York Municipal Income Fund II			62,016
Total Closed-End Funds (Cost $669,863)				641,372

Exchange Traded Funds — 3.5%
51,268	iShares iBoxx $ High Yield Corporate Bond ETF			4,473,645
Total Exchange Traded Funds (Cost $4,421,401)				4,473,645

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Strategic Bond Fund
Schedule of Investments
December 31, 2017 (Unaudited)

Par
Value/Shares	Security Description	Value $
Short-Term Investments — 2.3%

Money Market Funds — 2.2%
2,774,761	First American Treasury Obligations Fund — Class Z, 1.18%*	2,774,761

U.S. Treasury Bills — 0.1%
100,000	United States Treasury Bill	99,796
Total Short-Term Investments (Cost $2,874,558)		2,874,557
Total Investments — 110.3% (Cost $139,084,600)		139,735,954
Liabilities in Excess of Other Assets — (10.3)%		(13,101,983)
NET ASSETS — 100.0%		$126,633,971

PORTFOLIO HOLDING
% of Net Assets
Asset Backed Securities	45.4%
Mortgage Backed Securities	25.8%
Corporate Bonds & Notes	24.7%
Municipal Bonds	7.8%
Exchange Traded Funds	3.5%
Money Market Funds	2.2%
Closed-End Funds	0.5%
Preferred Stocks	0.3%
U.S. Treasury Bills	0.1%
Other Assets and Liabilities	(10.3)%
100.0%

#	Variable rate security. Rate disclosed is as of December 31, 2017.
ʭ	Step bond; the interest rate shown is the rate in effect as of December 31, 2017.
^
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.  At December 31, 2017, the value of these securities amounted to $64,394,964 or 50.9% of net assets.

†	Interest Only Security
*	Annualized seven-day yield as of December 31, 2017.

Futures Contracts — Short (Note 6)
			Notional	Notional	Unrealized Appreciation
Issue	Contracts	Expiration Date	Amount	Value	(Depreciation)
U.S. Treasury 5-Year Note Futures March 2018	(147)	03/29/2018	$(17,122,519)	$(17,076,117)	$46,402
			$(17,122,519)	$(17,076,117)	$46,402

There is no variation margin due to or from the Fund as of December 31, 2017.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Sustainable Bond Fund
A Message to Our Shareholders
December 31, 2017

Dear Shareholders:

Brown Advisory Sustainable Bond Fund (the “Fund”) commenced operations on August 7, 2017. During the period from August 7, 2017 to December 31, 2017 the Fund was up 0.24%, modestly behind the 0.58% return for its benchmark, the Bloomberg Barclays US Aggregate Bond Index, for the same time period.

The Fund aims to generate performance primarily through individual security selection that augments fundamental credit analysis with integrated ESG research. The Fund seeks to identify and invest in issuers whose ESG characteristics strengthen their credit profiles, as well as issuers whose use of proceeds create positive environmental and social impacts. Duration and sector weightings are set mainly by an analysis of the intermediate-term risk/reward, as opposed to any particular macro forecast.

Over this period, credit spreads generally moved tighter as confidence in global growth improved. This was mostly a benefit to the Fund’s performance as both corporate bonds and taxable municipal bonds were the biggest contributors; the Fund was overweight to both.

Among our stronger performing individual selections were Northwell Healthcare, Northwestern University, Keysight Technology, Tenneco and Education Realty.

Yield curve positioning was also a mild positive. While longer-term bond yields were relatively unchanged during this period, short-term rates rose meaningfully as expectations increased for rate hikes by the Federal Reserve. We were mostly underweight 2-7 year bonds, which added roughly 12bps to relative performance.

The last six months has been a period of low volatility and favorable spread movements. This has also been a period where a rising tide is lifting all boats. While we cannot hope to guess the timing, we believe that, at some point, the business cycle will turn. Rate volatility and wider credit spreads would accompany any slowdown. At that time, we believe our disciplined and consistent process has the potential to really shine. Until then, we will look for individual bond ideas that can perform well in a steady state, while attempting to protect our downside should things change.

Sincerely,

Thomas D.D. Graff, CFA
Portfolio Manager

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in Asset-Backed and Mortgage-Backed securities include additional risks that investor should be aware of including credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. Investments in lower rated and non-rated securities present a great risk of loss to principal and interest than higher rated securities. In addition, the fund is susceptible to risks from investments in derivatives, U.S. Government securities, and changes in interest rates. Income from tax-exempt funds may be subject to state and local taxes and a portion of income may be subject to the Federal Alternative minimum tax for certain investors.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisoryfunds.com

Brown Advisory Sustainable Bond Fund
Schedule of Investments
December 31, 2017 (Unaudited)

Par Value	Security Description	Rate	Maturity	Value $
Corporate Bonds & Notes — 38.1%
165,000	Albemarle Corp.	4.15%	12/01/2024	175,088
255,000	Allison Transmission, Inc.^	4.75%	10/01/2027	257,231
345,000	American Tower Corp.	3.13%	01/15/2027	332,794
230,000	Analog Devices, Inc.	3.90%	12/15/2025	240,839
128,000	AvalonBay Communities, Inc.	3.63%	10/01/2020	131,812
230,000	Ball Corp.	5.00%	03/15/2022	246,388
405,000	Bank of America Corp.	1.95%	05/12/2018	405,053
290,000	Boston Properties L.P.	3.65%	02/01/2026	295,106
159,000	Campbell Soup Co.	2.50%	08/02/2022	157,426
230,000	Core & Main L.P.^	6.13%	08/15/2025	234,025
40,000	Children’s Hospital Corp.	4.12%	01/01/2047	43,386
230,000	Clorox Co.	3.10%	10/01/2027	228,924
115,000	Delphi Technologies PLC^	5.00%	10/01/2025	116,725
230,000	Digital Realty Trust L.P.	3.95%	07/01/2022	240,512
353,000	Ecolab, Inc.	4.35%	12/08/2021	376,076
230,000	Education Realty Operating Partnership L.P.	4.60%	12/01/2024	239,545
430,000	Equinix, Inc.	5.88%	01/15/2026	462,788
30,000	Equinix, Inc.	5.38%	05/15/2027	32,175
175,000	JB Hunt Transport Services, Inc.	3.30%	08/15/2022	177,454
20,000	Kaiser Foundation Hospitals	3.15%	05/01/2027	20,043
345,000	Keysight Technologies, Inc.	4.55%	10/30/2024	366,534
290,000	Land O’ Lakes, Inc.^	7.25%	07/14/2027	316,825
230,000	MidAmerican Energy Co.	3.10%	05/01/2027	231,442
405,000	Morgan Stanley	2.20%	12/07/2018	405,556
365,000	Northwell Healthcare, Inc.	4.26%	11/01/2047	374,193
475,000	Northwestern University	3.81%	12/01/2050	482,864
170,000	Regency Centers L.P.	3.75%	06/15/2024	173,530
115,000	Staples, Inc.^	8.50%	09/15/2025	106,663
290,000	Starbucks Corp.	2.45%	06/15/2026	279,876
230,000	Tenneco, Inc.	5.00%	07/15/2026	236,325
460,000	Toronto-Dominion Bank	1.85%	09/11/2020	455,092
300,000	Trustees of the University of Pennsylvania	4.01%	08/15/2047	302,532
290,000	Verisk Analytics, Inc.	4.00%	06/15/2025	300,354
120,000	William Marsh Rice University	3.57%	05/15/2045	122,549
174,000	Xylem, Inc.	3.25%	11/01/2026	173,415
Total Corporate Bonds & Notes (Cost $8,765,884)				8,741,140

Municipal Bonds — 16.3%
100,000	City & County of Honolulu Hawaii	3.00%	09/01/2027	98,452
65,000	Commonwealth of Massachusetts	3.28%	06/01/2046	62,904
425,000	District of Columbia#	3.92%	08/01/2038	395,399
250,000	Georgetown University#	2.46%	04/01/2029	237,015
30,000	Los Angeles Community College District	6.60%	08/01/2042	44,253
45,000	Maryland Community Development Administration	3.24%	09/01/2048	45,116
365,000	Miami-Dade Country Florida Aviation	3.98%	10/01/2041	374,005
60,000	New York State Dormitory Authority	4.00%	07/01/2039	62,050
100,000	Ohio Air Quality Development Authority^	3.75%	01/15/2028	104,077
475,000	Oregon State University	3.75%	04/01/2049	477,052
250,000	Pennsylvania Economic Development	3.20%	11/15/2027	249,158
600,000	Permanent University Fund — Texas A&M University System	3.66%	07/01/2047	600,863
20,000	San Diego Redevelopment Agency Successor Agency	4.00%	09/01/2040	20,204
60,000	San Francisco, City of California Public Utilities Commission Water Revenue	3.55%	11/01/2031	60,493
480,000	Southern California Public Power Authority	4.31%	07/01/2029	518,567
355,000	University of California	2.99%	05/15/2026	354,954
25,000	University of North Texas	3.69%	04/15/2030	25,539
Total Municipal Bonds (Cost $3,727,628)				3,730,101

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Sustainable Bond Fund
Schedule of Investments
December 31, 2017 (Unaudited)

Par
Value/Shares	Security Description	Rate	Maturity	Value $
Mortgage Backed Securities — 14.2%
599,267	FHMS, Series K-W03 X1#~	0.85%	06/25/2027	35,979
300,000	FHMS, Series K-W03 A2	3.02%	06/25/2027	302,034
342,589	FNMA, Pool# AS2826	4.00%	07/01/2044	358,967
323,196	FNMA, Pool# AS3724	3.50%	11/01/2044	332,110
317,336	FNMA, Pool# AS5917	3.50%	10/01/2045	326,089
491,903	FNMA, Pool# AS6127	3.50%	11/01/2045	505,470
313,910	FNMA, Pool# AS8808	3.50%	02/01/2047	322,568
300,000	FNMA REMIC Trust, Series 2017-M10 AV2#	2.56%	07/25/2024	297,875
291,000	FNMA REMIC Trust, Series 2017-M13 A2#	2.94%	09/25/2027	293,545
80,000	FNMA REMIC Trust, Series 2017-M2 A2#	2.78%	02/25/2027	79,793
200,000	MSC, Series 2017-CLS A (1 Month LIBOR USD + 0.70%)^	1.95%	11/15/2034	200,249
100,000	MSC, Series 2017-CLS C (1 Month LIBOR USD + 1.00%)^	2.25%	11/15/2034	100,077
100,000	MSC, Series 2017-CLS D (1 Month LIBOR USD + 1.40%)^	2.65%	11/15/2034	100,143
Total Mortgage Backed Securities (Cost $3,272,630)				3,254,899

U.S. Treasury Notes — 2.6%
365,000	United States Treasury Note	0.75%	02/28/2018	364,662
235,000	United States Treasury Note	0.75%	04/15/2018	234,601
Total U.S. Treasury Notes (Cost $599,379)				599,263

Foreign Government Bonds — 14.9%
600,000	Bank Nederlandse Gemeenten NV^	2.13%	12/14/2020	598,275
765,000	European Bank for Reconstruction & Development	0.88%	07/22/2019	752,216
705,000	European Investment Bank	2.38%	05/24/2027	693,103
460,000	Export Development Canada	1.25%	12/10/2018	456,884
460,000	International Finance Corp.	2.00%	10/24/2022	453,793
460,000	Kreditanstalt fuer Wiederaufbau	2.00%	09/29/2022	452,879
Total Foreign Government Bonds (Cost $3,425,990)				3,407,150

Short-Term Investments — 22.4%

Money Market Funds — 22.4%
5,120,581	First American Treasury Obligations Fund — Class Z, 1.18%*			5,120,581
Total Short-Term Investments (Cost $5,120,581)				5,120,581
Total Investments — 108.5% (Cost $24,912,092)				24,853,134
Liabilities in Excess of Other Assets — (8.5)%				(1,943,139)
NET ASSETS — 100.0%				$22,909,995

PORTFOLIO HOLDINGS
% of Net Assets
Corporate Bonds & Notes	38.1%
Money Market Funds	22.4%
Municipal Bonds	16.3%
Foreign Government Bonds	14.9%
Mortgage Backed Securities	14.2%
U.S. Treasury Notes	2.6%
Other Assets and Liabilities	(8.5)%
100.0%

#	Variable rate security. Rate disclosed is as of December 31, 2017.
*	Annualized seven-day yield as of December 31, 2017.
^
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.  At December 31, 2017, the value of these securities amounted to $2,134,290 or 9.3% of net assets.

~	Interest Only Security

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Sustainable Bond Fund
Schedule of Investments
December 31, 2017 (Unaudited)

Futures Contracts — Long (Note 6)
			Notional	Notional	Unrealized Appreciation
Issue	Contracts	Expiration Date	Amount	Value	(Depreciation)
U.S. Treasury Long Bond Futures March 2018	12	03/20/2018	$1,835,964	$1,836,000	$36
U.S. Treasury Ultra Bond Futures March 2018	5	03/20/2018	834,321	838,281	3,960
			$2,670,285	$2,674,281	$3,996

Futures Contracts — Short (Note 6)
			Notional	Notional	Unrealized Appreciation
Issue	Contracts	Expiration Date	Amount	Value	(Depreciation)
U.S. Treasury 10-Year Ultra Futures March 2018	(23)	03/20/2018	$(3,077,547)	$(3,071,938)	$5,609
			$(3,077,547)	$(3,071,938)	$5,609

There is no variation margin due to or from the Fund as of December 31, 2017.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Maryland Bond Fund
A Message to Our Shareholders
December 31, 2017

Dear Shareholders:

During the six-month period ended December 31, 2017, the Brown Advisory Maryland Bond Fund (the “Fund”) returned 0.99%. During the same period, the Bloomberg Barclays 1-10 Year Blended Municipal Blend Index, the Fund’s benchmark, increased 0.51%.

The Fund posted attractive relative performance for the six months ended December 31, 2017—a period where broad intermediate-term municipal bonds produced flat and, in some cases, negative total returns. The Fund benefitted from a combination of our bottom-up credit and sector selection, as well as the eventual increase in short-term municipal yields.

Following a tumultuous end to 2016, the municipal market began to find its footing in early 2017. However, continued policy uncertainty seemed to hang like a cloud over the market. As the year progressed, many investors sought refuge in the perceived safety of short-maturity bonds in an attempt to dampen volatility amidst the specter of U.S. federal tax reform and an active Fed tightening cycle. This flight-to-quality bid in short-maturity municipal securities temporarily suppressed yields on those bonds to levels that we viewed as unsustainable given investable alternatives. As a consequence, we actively avoided the poor risk/reward profile in two-to-five year fixed-rate bonds in favor of a large overweight in floating-rate securities and ultra-short callable bond structures.

These defensive positions greatly benefitted the Fund during the fourth quarter as short- and intermediate-term municipal yields began to normalize to higher levels. It seemed that after suffering much consternation around tax reform for much of the year, the tax exemptions most essential to the municipal bond market ended up basically unscathed in the final bill. To be clear, we do not attempt to predict political policy outcomes or specific interest rate movements. We instead took notice of the high valuations (on a risk-adjusted basis) of short-term fixed-rate bonds and sought other municipal structures that we believed offered a better risk/reward balance while remaining appropriate for the mandate.

Turning to credit, we again saw strong relative performance in many of our credit-sensitive revenue-backed sectors. Generic BBB-and-lower rated revenue-backed municipal securities sharply outperformed bonds with higher ratings for the period; but, our specific selection effect provided meaningful relative outperformance the broad market. Our health care holdings, for example, returned 2.92% for the period, contributing roughly 0.25% to the Fund’s relative outperformance. Dedicated tax revenue bonds returned 2.08%, contributing 0.17% to relative performance. While several sectors provided standout returns, we are very pleased by the balance of positive relative performance across the portfolio. We work very hard to protect against downside risk and are heartened with the stability that the portfolio provided during a volatile period.

Overall, we are encouraged by the Fund’s ability to provide impactful positive absolute performance during a period when broad intermediate-term municipal bonds produced flat-to-negative total returns. Finding the right balances of risk and reward at this point in the cycle requires a disciplined process, an open mind and discerning analysis. We believe that we can maintain an attractive yield while avoiding poor risk/reward tradeoffs, and can continue to deliver solid performance in a wide variety of economic scenarios.

Sincerely,

Stephen M. Shutz, CFA
Portfolio Manager

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund is non-diversified which means it may invest a large percentage of its assets in the securities of fewer issuers. Investment in a limited number of issuers exposes the Fund to greater market risk than if its assets were diversified among a greater number of issuers. The Fund is also subject to interest rate risk which is the risk that debt securities in the Fund’s portfolio will decline in value because of an increase in market interest rates. Municipal securities are subject to adverse political or economic factors, including changes in the tax law. Income from tax-exempt funds may be subject to state and local taxes and a portion of income may be subject to the federal alternative minimum tax for certain investors.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.  Credit Quality weights by rating are derived from the highest bond rating as determined by Standard & Poor’s (“S&P”), Moody’s or Fitch. Bond ratings are grades given to bonds that indicate their credit quality as determined by private independent rating services such as S&P, Moody’s and Fitch. These firms evaluate a bond issuer’s financial strength, or its ability to pay a bond’s principal and interest in a timely fashion. Ratings are expressed as letters ranging from ‘AAA’, which is the highest grade, to ‘D’, which is the lowest grade. In limited situations when none of the three rating agencies have issued a formal rating, the Advisor will classify the security as nonrated.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisoryfunds.com

Brown Advisory Maryland Bond Fund
Schedule of Investments
December 31, 2017 (Unaudited)

Par Value	Security Description	Rate	Maturity	Value $
Municipal Bonds — 98.2%

General Obligation Bonds — 28.9%
2,225,000	Anne Arundel County Maryland	5.00%	04/01/2022	2,524,396
1,265,000	Anne Arundel County Maryland	5.00%	10/01/2026	1,549,195
3,000,000	Baltimore County Maryland	4.50%	09/01/2020	3,224,100
1,625,000	Baltimore, Maryland	4.00%	10/15/2018	1,656,883
695,000	Baltimore, Maryland	5.00%	10/15/2019	735,984
1,305,000	Baltimore, Maryland	5.00%	10/15/2018	1,340,718
775,000	Cecil County Maryland	4.00%	02/01/2018	776,589
1,360,000	Cecil County Maryland	4.00%	12/01/2021	1,478,401
1,390,000	Charles County Maryland	5.00%	11/01/2019	1,475,026
1,970,000	Charles County Maryland	5.00%	11/01/2021	2,214,556
1,145,000	Easton, Town of Maryland	4.00%	02/01/2020	1,199,731
1,145,000	Easton, Town of Maryland	4.00%	02/01/2021	1,225,413
1,120,000	Maryland National Capital Park & Planning Commission	5.00%	01/15/2019	1,160,746
1,085,000	Maryland National Capital Park & Planning Commission	5.00%	01/15/2020	1,159,409
1,000,000	Maryland State	5.00%	11/01/2019	1,061,360
1,255,000	Maryland State	5.00%	06/01/2023	1,466,806
1,945,000	Maryland State	5.00%	08/01/2023	2,211,796
3,145,000	Maryland State	5.00%	08/01/2023	3,689,525
1,145,000	Montgomery County Maryland	5.00%	12/01/2018	1,182,064
5,000,000	Montgomery County Maryland	5.00%	11/01/2023	5,905,600
1,000,000	Prince George’s County Maryland	5.00%	09/15/2019	1,057,990
3,320,000	Prince George’s County Maryland	5.00%	09/15/2026	3,706,116
1,380,000	Talbot County Maryland	5.00%	12/15/2018	1,426,313
1,270,000	Talbot County Maryland	5.00%	12/15/2019	1,352,055
1,940,000	Wicomico County Maryland	4.00%	11/01/2019	2,023,148
1,985,000	Wicomico County Maryland	4.00%	11/01/2020	2,111,047
2,040,000	Wicomico County Maryland	4.00%	11/01/2021	2,214,706
2,225,000	Worcester County Maryland	5.00%	03/01/2023	2,573,168
				53,702,841
Revenue Bonds — 69.3%
3,480,000	Austin, Texas	7.88%	09/01/2026	3,820,344
1,320,000	Baltimore, Maryland	5.00%	07/01/2028	1,614,083
1,000,000	Baltimore, Maryland	5.00%	07/01/2028	1,222,790
520,000	Baltimore, Maryland	5.00%	06/15/2030	583,487
1,250,000	Baltimore, Maryland	5.00%	09/01/2031	1,469,750
1,000,000	Baltimore, Maryland	5.00%	07/01/2032	1,146,760
1,365,000	Baltimore, Maryland	5.00%	09/01/2032	1,591,194
670,000	Baltimore, Maryland	5.00%	06/15/2033	743,894
1,150,000	Baltimore, Maryland	5.00%	09/01/2033	1,330,124
1,250,000	Baltimore, Maryland	5.00%	09/01/2034	1,434,550
1,000,000	Denver County Colorado	5.00%	10/01/2032	1,094,820
1,550,000	Franklin County Ohio	5.00%	11/15/2034	1,681,889
2,320,000	Frederick County Maryland	5.50%	07/01/2040	2,463,562
1,000,000	Frederick, Maryland^	5.00%	09/01/2032	1,103,890
1,110,000	Frederick, Maryland^	5.00%	09/01/2037	1,212,120
1,000,000	Harris County Cultural Education Facilities Finance Corp.	5.00%	01/01/2037	1,041,910
2,000,000	Lancaster County Pennsylvania Hospital Authority	5.00%	07/01/2035	2,166,100
1,000,000	Maryland Community Development Administration	3.25%	03/01/2036	1,029,670
1,025,000	Maryland Economic Development Corp.#	2.55%	12/01/2025	1,029,530
700,000	Maryland Economic Development Corp.	5.00%	06/01/2027	760,676
400,000	Maryland Economic Development Corp.	5.00%	07/01/2027	444,600
850,000	Maryland Economic Development Corp.	5.00%	07/01/2031	951,838
2,300,000	Maryland Economic Development Corp.	5.75%	06/01/2035	2,517,948
2,500,000	Maryland Economic Development Corp.#	1.80%	02/15/2043	2,500,000

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Maryland Bond Fund
Schedule of Investments
December 31, 2017 (Unaudited)

Par Value	Security Description	Rate	Maturity	Value $
Municipal Bonds — 98.2% (Continued)

Revenue Bonds — 69.3% (Continued)
4,500,000	Maryland Economic Development Corp.	4.50%	07/01/2044	4,654,800
1,015,000	Maryland Health & Higher Educational Facilities Authority	4.00%	07/01/2019	1,050,221
900,000	Maryland Health & Higher Educational Facilities Authority	5.00%	07/01/2025	1,019,646
1,000,000	Maryland State Department of Transportation	5.00%	12/15/2020	1,097,580
1,055,000	Maryland State Department of Transportation	4.00%	05/15/2022	1,155,288
2,400,000	Maryland State Department of Transportation	4.00%	05/15/2024	2,481,504
260,000	Maryland State Health & Higher Educational Facilities	5.00%	07/01/2018	264,415
485,000	Maryland State Health & Higher Educational Facilities	5.00%	07/01/2023	538,418
515,000	Maryland State Health & Higher Educational Facilities	5.00%	07/01/2023	571,125
500,000	Maryland State Health & Higher Educational Facilities	5.00%	08/15/2023	578,730
465,000	Maryland State Health & Higher Educational Facilities	5.50%	07/01/2024	474,314
500,000	Maryland State Health & Higher Educational Facilities	5.00%	07/01/2024	554,850
1,500,000	Maryland State Health & Higher Educational Facilities	5.00%	07/01/2025	1,763,805
1,250,000	Maryland State Health & Higher Educational Facilities	5.00%	07/01/2025	1,466,138
1,000,000	Maryland State Health & Higher Educational Facilities	6.00%	07/01/2025	1,124,630
2,500,000	Maryland State Health & Higher Educational Facilities	5.25%	07/01/2026	2,901,650
420,000	Maryland State Health & Higher Educational Facilities	5.00%	07/01/2026	500,821
1,605,000	Maryland State Health & Higher Educational Facilities	5.00%	07/01/2028	1,859,746
3,500,000	Maryland State Health & Higher Educational Facilities	5.00%	07/01/2029	4,183,165
100,000	Maryland State Health & Higher Educational Facilities	4.00%	10/01/2030	108,156
1,130,000	Maryland State Health & Higher Educational Facilities	6.25%	07/01/2031	1,270,549
300,000	Maryland State Health & Higher Educational Facilities	4.00%	10/01/2031	323,697
1,070,000	Maryland State Health & Higher Educational Facilities	5.00%	07/01/2032	1,217,061
250,000	Maryland State Health & Higher Educational Facilities	5.00%	06/01/2033	285,950
1,250,000	Maryland State Health & Higher Educational Facilities	5.00%	08/15/2033	1,431,500
15,000	Maryland State Health & Higher Educational Facilities	5.00%	07/01/2034	15,596
235,000	Maryland State Health & Higher Educational Facilities	5.00%	07/01/2034	246,717
200,000	Maryland State Health & Higher Educational Facilities	4.50%	07/01/2035	200,178
430,000	Maryland State Health & Higher Educational Facilities	5.00%	06/01/2036	490,699
3,400,000	Maryland State Health & Higher Educational Facilities	5.00%	05/15/2040	3,657,482
4,255,000	Maryland State Transportation Authority	5.00%	03/01/2022	4,747,686
1,000,000	Maryland State Transportation Authority	5.00%	06/01/2022	1,120,650
4,420,000	Maryland State Transportation Authority	5.00%	07/01/2028	5,505,243
9,000,000	Maryland State Transportation Authority	5.00%	07/01/2036	9,152,820
2,525,000	Maryland Water Quality Financing Administration	5.00%	03/01/2020	2,702,684
5,000,000	Massachusetts Port Authority#	2.54%	01/01/2031	4,738,650
1,185,000	New Hope Texas Cultural Education Facilities Finance Corp.	5.75%	07/01/2051	1,289,481
4,000,000	New York State Energy Research & Development Authority#	3.92%	07/01/2029	4,000,000
4,000,000	New York Transportation Development Corp.	5.00%	08/01/2026	4,304,600
2,000,000	Newport News Virginia Economic Development Authority	5.00%	12/01/2031	2,176,840
2,000,000	North Carolina Medical Care Commission	5.00%	10/01/2031	2,212,940
1,005,000	Prince William County Virginia Industrial Development Authority	5.00%	01/01/2023	1,119,279
4,000,000	University System of Maryland	5.00%	04/01/2018	4,035,920
1,000,000	University System of Maryland	5.00%	04/01/2018	1,008,980
4,335,000	University System of Maryland	5.00%	04/01/2022	4,914,503
3,280,000	Washington State Housing Finance Commission^	4.00%	01/01/2026	3,435,538
				128,909,774
Total Municipal Bonds (Cost $181,629,499)				182,612,615

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Maryland Bond Fund
Schedule of Investments
December 31, 2017 (Unaudited)

Shares	Security Description	Value $
Short-Term Investments — 0.5%

Money Market Funds — 0.5%
850,043	First American Treasury Obligations Fund, 1.18%*	850,043
Total Short-Term Investments (Cost $850,043)		850,043
Total Investments — 98.7% (Cost $182,479,542)		183,462,658
Other Assets in Excess of Liabilities — 1.3%		2,367,566
NET ASSETS — 100.0%		$185,830,224

PORTFOLIO HOLDINGS
% of Net Assets
Revenue Bonds	69.3%
General Obligation Bonds	28.9%
Money Market Funds	0.5%
Other Assets and Liabilities	1.3%
100.0%

#	Variable rate security. Rate disclosed is as of December 31, 2017.
^
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.  At December 31, 2017, the value of these securities amounted to $5,751,548 or 3.1% of net assets.

*	Annualized seven-day yield as of December 31, 2017.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Tax Exempt Bond Fund
A Message to Our Shareholders
December 31, 2017

Dear Shareholders:

During the six-month period ended December 31, 2017, the Brown Advisory Tax Exempt Bond Fund (the “Fund”) achieved 2.09% in total return. During the same period, the Bloomberg Barclays 1-10 Year Blended Municipal Blend Index, the Fund’s benchmark, increased 0.51%.

The Fund posted attractive relative performance for the six months ended December 31, 2017—a period where broad intermediate municipal bonds produced flat and, in some cases, negative total returns. The Fund benefitted from a combination of our bottom-up credit and sector selection, as well as the eventual increase in short-term municipal yields.

Following a tumultuous end to 2016, the municipal market began to find its footing in early 2017. However, continued policy uncertainty seemed to hang like a cloud over the market. As the year progressed, many investors sought refuge in the perceived safety of short-maturity bonds in an attempt to dampen volatility amidst the specter of U.S. federal tax reform and an active Fed tightening cycle. This flight-to-quality bid in short-maturity municipal securities temporarily suppressed yields on those bonds to levels that we viewed as unsustainable given investable alternatives. As a consequence, we actively avoided the poor risk/reward profile in two-to-five year fixed rate bonds in favor of a large overweight in floating-rate securities and ultra-short callable bond structures.

These defensive positions greatly benefitted the Fund during the fourth quarter as short- and intermediate-term municipal yields began to normalize to higher levels. It seemed that after suffering much consternation around tax reform for much of the year, the tax exemptions most essential to the municipal bond market ended up basically unscathed in the final bill. To be clear, we do not attempt to predict political policy outcomes or specific interest rate movements. Instead, we took notice of the high valuations (on a risk-adjusted basis) of short-term fixed rate bonds and sought other municipal structures that we believed offered a better risk/reward balance while remaining appropriate for the mandate.

Turning to credit, we again saw strong relative performance in many of our credit-sensitive revenue-backed sectors. Generic BBB-and-lower rated revenue-backed municipals sharply outperformed bonds with higher ratings for the period; but, our specific selection effect provided meaningful relative outperformance compared to the broad market. Our health care holdings, for example, returned 3.72% for the period, contributing roughly 0.42% to the Fund’s relative outperformance. Not-for-profit hospitals and airport revenue bonds both returned 2.91%, contributing 0.25% each to relative performance. While several of these sectors provided standout returns, we are very pleased by the balance of positive relative performance across the portfolio. We work very hard to protect against downside risk and are heartened with the stability that the portfolio provided during a volatile period.

Overall, we are encouraged by the Fund’s ability to provide impactful positive absolute performance during a period when broad intermediate-term municipal bonds produced flat-to-negative total returns. Finding the right balance of risk and reward at this point in the cycle requires a disciplined process, an open mind and discerning analysis. We believe we can maintain an attractive yield while avoiding poor risk/reward tradeoffs, and can continue to deliver solid performance in a wide variety of economic scenarios.

Sincerely,

Stephen M. Shutz, CFA
Portfolio Manager

www.brownadvisoryfunds.com

Brown Advisory Tax Exempt Bond Fund
A Message to Our Shareholders
December 31, 2017

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund is non-diversified which means it may invest a large percentage of its assets in the securities of fewer issuers. Concentration in a limited number of issuers exposes the Fund to greater market risk than if its assets were diversified among a greater number of issuers. The Fund is also subject to interest rate risk which is the risk that debt securities in the Fund’s portfolio will decline in value because of an increase in market interest rates. This risk is usually greater for longer-term debt securities. Income from tax-exempt funds may be subject to state and local taxes and a portion of income may be subject to the Federal Alternative minimum tax for certain investors.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Credit Quality weights by rating are derived from the highest bond rating as determined by Standard & Poor’s (“S&P”), Moody’s or Fitch. Bond ratings are grades given to bonds that indicate their credit quality as determined by private independent rating services such as S&P, Moody’s and Fitch. These firms evaluate a bond issuer’s financial strength, or its ability to pay a bond’s principal and interest in a timely fashion. Ratings are expressed as letters ranging from ‘AAA’, which is the highest grade, to ‘D’, which is the lowest grade. In limited situations when none of the three rating agencies have issued a formal rating, the Advisor will classify the security as nonrated.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisoryfunds.com

Brown Advisory Tax Exempt Bond Fund
Schedule of Investments
December 31, 2017 (Unaudited)

Par Value	Security Description	Rate	Maturity	Value $
Municipal Bonds — 96.4%

General Obligation Bonds — 9.1%
600,000	Bellwood, Village of Illinois	3.00%	12/01/2018	606,690
1,320,000	Connecticut, State of	5.00%	10/15/2022	1,483,060
1,025,000	District of Columbia#	5.00%	06/01/2029	1,228,001
305,000	Grundy & Will Counties Community Unit School District	5.88%	08/01/2028	312,411
1,020,000	Honolulu, City & County of Hawaii	5.00%	10/01/2029	1,227,142
2,500,000	Illinois, State of	5.00%	04/01/2022	2,512,450
3,705,000	Northside Texas Independent School District#	1.75%	06/01/2032	3,664,949
2,130,000	Pennsylvania, Commonwealth of	5.00%	01/15/2028	2,561,985
2,205,000	Pennsylvania, Commonwealth of	5.00%	02/01/2028	2,618,327
1,365,000	Rosemont, Village of Illinois	5.00%	12/01/2025	1,577,790
6,000,000	Texas, State of	5.00%	08/01/2031	6,015,480
2,000,000	Washington Suburban Sanitary Commission#	1.74%	06/01/2023	2,000,000
500,000	Washington Suburban Sanitary Commission#	1.74%	06/01/2023	500,000
2,000,000	Washington Suburban Sanitary Commission#	1.74%	06/01/2023	2,000,000
				28,308,285
Revenue Bonds — 87.3%
550,000	AltaPointe Health Systems, Inc.	3.00%	05/01/2019	550,126
565,000	AltaPointe Health Systems, Inc.	3.00%	05/01/2020	568,243
1,285,000	Arizona Sports & Tourism Authority	5.00%	07/01/2028	1,408,733
1,125,000	Arlington Texas Higher Education Finance Corp.	5.00%	02/15/2025	1,336,320
4,500,000	Austin, Texas	7.88%	09/01/2026	4,940,100
2,970,000	Central Texas Turnpike System	5.00%	08/15/2027	3,465,455
2,615,000	Chattanooga Tennessee Health Educational & Housing Facility Board	5.25%	01/01/2040	2,859,372
3,000,000	Chicago Illinois Midway International Airport	5.00%	01/01/2028	3,463,860
1,000,000	Chicago O’Hare International Airport	5.00%	01/01/2029	1,121,980
300,000	Colorado Health Facilities Authority Series C	5.00%	12/01/2020	326,211
1,000,000	Colorado Health Facilities Authority	5.00%	06/01/2027	1,147,020
1,300,000	Colorado Health Facilities Authority Series A	5.00%	12/01/2027	1,425,346
1,300,000	Colorado Health Facilities Authority	5.25%	02/01/2031	1,394,861
1,500,000	Colorado Health Facilities Authority	5.00%	12/01/2035	1,659,120
2,000,000	Connecticut Special Tax Revenue	5.00%	01/01/2028	2,224,460
1,000,000	Connecticut Special Tax Revenue	5.00%	10/01/2029	1,122,150
6,135,000	County of Miami-Dade Florida Water & Sewer System Revenue	4.00%	10/01/2035	6,649,849
4,390,000	Cumberland County Pennsylvania Municipal Authority	4.00%	01/01/2033	4,503,174
1,100,000	Denver Colorado Convention Center Hotel Authority	5.00%	12/01/2028	1,299,166
3,000,000	Denver, City & County of Colorado	5.00%	10/01/2032	3,284,460
5,000,000	Detroit Michigan Sewage Disposal System (3 Month LIBOR USD + 0.60%)	1.50%	07/01/2032	4,686,950
2,425,000	District of Columbia#	3.92%	08/01/2038	2,256,099
1,700,000	Educational Enhancement Funding Corp. South Dakota	5.00%	06/01/2023	1,916,563
1,000,000	Fairfax County Economic Development Authority	5.00%	10/01/2029	1,241,370
500,000	Florida Municipal Power Agency	5.25%	10/01/2023	514,195
3,355,000	Florida Municipal Power Agency	5.00%	10/01/2025	3,771,087
1,000,000	Hamilton County Convention Facilities Authority	5.00%	12/01/2033	1,123,120
1,000,000	Harris County Texas Cultural Education Facilities Finance Corp.	5.00%	12/01/2035	1,116,310
1,000,000	Harris County-Houston Texas Sports Authority	5.00%	11/15/2028	1,162,980
200,000	Henrico County Economic Development Authority#	2.64%	08/23/2027	187,014
5,000,000	Houston Texas Airport System	5.00%	07/01/2026	5,012,450
3,850,000	Houston Texas Airport System	5.00%	07/01/2029	4,270,150
4,000,000	Illinois Finance Authority B#	1.60%	08/01/2044	4,000,000
1,000,000	Indiana Finance Authority	5.00%	09/15/2025	1,129,600
1,750,000	Indiana Finance Authority Series A	5.00%	09/15/2028	1,960,927
1,250,000	Kentucky Economic Development Finance Authority	5.00%	05/01/2024	1,296,012
1,640,000	Kentucky State Property & Building Commission	5.00%	02/01/2021	1,787,157
3,000,000	Lancaster County Pennsylvania Hospital Authority	5.00%	07/01/2035	3,249,150

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Tax Exempt Bond Fund
Schedule of Investments
December 31, 2017 (Unaudited)

Par Value	Security Description	Rate	Maturity	Value $
Municipal Bonds — 96.4% (Continued)

Revenue Bonds — 87.3% (Continued)
2,280,000	Las Vegas Nevada Redevelopment Agency	5.00%	06/15/2028	2,671,932
4,750,000	Lees Summit Missouri Industrial Development Authority	5.13%	08/15/2032	4,755,700
1,000,000	Long Island Power Authority	5.00%	09/01/2030	1,209,540
2,000,000	Louisiana Public Facilities Authority	3.50%	06/01/2030	2,038,680
1,000,000	Louisiana Public Facilities Authority	5.00%	06/01/2036	1,123,510
1,500,000	Louisiana State Citizens Property Insurance Corp.	5.00%	06/01/2020	1,609,785
985,000	Lower Colorado River Texas Authority	5.50%	05/15/2036	1,033,413
5,030,000	Maryland Health & Higher Educational Facilities Authority	5.50%	01/01/2036	5,945,259
150,000	Massachusetts Health & Educational Facilities Authority	5.00%	10/01/2024	150,408
1,015,000	Massachusetts Health & Educational Facilities Authority	5.50%	06/01/2034	1,032,113
6,000,000	Massachusetts Port Authority#	2.54%	01/01/2031	5,686,380
1,895,000	Miami Beach Florida Health Facilities	5.00%	11/15/2029	2,077,053
1,165,000	Mississippi Development Bank	5.50%	10/01/2021	1,275,162
1,620,000	Mississippi Development Bank	6.25%	10/01/2026	1,777,950
1,605,000	Mississippi Development Bank	6.50%	10/01/2031	1,754,217
1,375,000	Missouri Health & Educational Facilities Authority#	2.02%	06/01/2031	1,289,956
1,000,000	Mobile Alabama Industrial Development Board#	1.63%	07/15/2034	996,190
1,500,000	Montgomery County Pennsylvania Industrial Development Authority#	2.55%	06/01/2029	1,506,630
1,600,000	Mountain House California Public Financing Authority	5.00%	12/01/2027	1,604,032
2,565,000	Mountain House California Public Financing Authority	5.00%	12/01/2032	2,570,669
1,045,000	New Hampshire State Turnpike System	5.00%	04/01/2021	1,117,011
1,000,000	New Hope Texas Cultural Education Facilities Corp.	5.00%	04/01/2029	1,110,070
1,080,000	New Hope Texas Cultural Education Facilities Corp.	5.00%	07/01/2031	1,157,933
1,400,000	New Hope Texas Cultural Education Facilities Corp.	5.25%	07/01/2036	1,505,140
2,400,000	New Hope Texas Cultural Education Facilities Corp.	5.00%	08/01/2039	2,504,424
1,250,000	New Hope Texas Cultural Education Facilities Corp.	5.50%	07/01/2046	1,342,913
1,000,000	New Hope Texas Cultural Education Facilities Finance Corp.	5.75%	07/01/2051	1,088,170
3,955,000	New Jersey Educational Facilities Authority	5.00%	07/01/2023	4,558,335
4,510,000	New York City Industrial Development Agency#	2.47%	10/01/2029	4,398,017
2,375,000	New York City Industrial Development Agency	5.00%	01/01/2039	2,407,918
3,000,000	New York City Industrial Development Agency	5.00%	01/01/2046	3,036,000
1,000,000	New York City Transitional Finance Authority Future Tax Secured Revenue	5.00%	08/01/2033	1,190,590
500,000	New York State Energy Research & Development Authority#	0.74%	12/01/2025	500,000
430,000	New York State Energy Research & Development Authority#	3.91%	12/01/2025	430,000
150,000	New York State Energy Research & Development Authority#	0.69%	12/01/2026	150,000
9,000,000	New York State Energy Research & Development Authority#	3.92%	07/01/2029	9,000,000
2,250,000	New York State Energy Research & Development Authority#	1.94%	05/01/2034	2,162,093
5,950,000	New York State Energy Research & Development Authority#	1.88%	05/01/2034	5,717,474
550,000	New York State Energy Research & Development Authority#	1.94%	10/01/2036	528,759
500,000	New York State Energy Research & Development Authority#	1.70%	10/01/2036	480,690
3,500,000	New York Transportation Development Corp.	5.00%	08/01/2020	3,729,705
4,000,000	New York Transportation Development Corp.	5.00%	08/01/2026	4,304,600
3,375,000	Newport News Virginia Economic Development Authority	5.00%	12/01/2031	3,673,418
1,760,000	Niagara County New York Tobacco Asset Securitization Corp.	5.00%	05/15/2024	2,069,514
2,000,000	North Carolina Medical Care Commission	5.00%	10/01/2031	2,212,940
1,000,000	North Texas Tollway Authority	5.00%	01/01/2026	1,148,590
1,000,000	North Texas Tollway Authority	5.00%	01/01/2030	1,184,910
1,000,000	North Texas Tollway Authority	5.00%	01/01/2038	1,131,240
5,400,000	Ohio Air Quality Development Authority^	3.75%	01/15/2028	5,620,158
3,790,000	Oregon State Facilities Authority	5.00%	10/01/2031	4,403,866
1,250,000	Palm Beach County Florida Health Facilities Authority	5.00%	12/01/2031	1,401,650
1,000,000	Park Creek Metropolitan District	5.00%	12/01/2022	1,135,640
1,000,000	Park Creek Metropolitan District	5.00%	12/01/2034	1,155,890
1,535,000	Pennsylvania Economic Development Financing Authority	5.00%	11/01/2027	1,702,545
1,900,000	Pennsylvania Turnpike Commission	5.00%	12/01/2030	2,073,356

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Tax Exempt Bond Fund
Schedule of Investments
December 31, 2017 (Unaudited)

Par
Value/Shares	Security Description	Rate	Maturity	Value $
Municipal Bonds — 96.4% (Continued)

Revenue Bonds — 87.3% (Continued)
1,000,000	Pennsylvania Turnpike Commission	5.00%	12/01/2034	1,175,980
1,000,000	Port of Seattle Washington	5.00%	02/01/2030	1,192,300
1,110,000	Prince William County Virginia Industrial Development Authority	5.00%	01/01/2025	1,252,113
1,420,000	Prince William County Virginia Industrial Development Authority	5.00%	01/01/2031	1,565,010
1,500,000	Public Finance Authority	2.63%	11/01/2025	1,526,085
1,500,000	Public Finance Authority^	5.00%	09/01/2030	1,590,480
1,400,000	Springfield, City of Illinois Electric Revenue	5.00%	03/01/2026	1,638,140
1,000,000	St. Louis County Missouri Industrial Development Authority	5.00%	11/15/2041	1,028,760
1,000,000	St. Louis Missouri Parking Revenue	5.00%	12/15/2021	1,108,160
2,095,000	State of Connecticut Special Tax Revenue	5.00%	08/01/2031	2,395,381
960,000	Tarrant County Texas Cultural Education Facilities Finance Corp.	2.50%	12/01/2018	960,797
1,125,000	Tarrant County Texas Cultural Education Facilities Finance Corp.	5.00%	11/15/2021	1,256,186
1,185,000	Tarrant County Texas Cultural Education Facilities Finance Corp.	5.00%	11/15/2022	1,346,101
1,115,000	Tobacco Settlement Authority	5.25%	06/01/2032	1,210,444
3,735,000	Tobacco Settlement Financing Corp.	5.00%	05/15/2019	3,904,868
1,155,000	Troy Capital Resource Corp.	5.00%	09/01/2030	1,236,566
2,790,000	TSASC, Inc.	5.00%	06/01/2022	3,132,891
1,000,000	Tulare California Public Financing Authority	5.38%	04/01/2035	1,009,490
5,000,000	University of Houston Texas	5.00%	02/15/2027	6,060,150
2,600,000	University of Houston Texas	5.00%	02/15/2028	3,134,092
4,000,000	Virginia Small Business Financing Authority	5.00%	07/01/2034	4,333,520
2,000,000	Waco Texas Educational Finance Corp.	5.00%	03/01/2028	2,011,600
5,000,000	Washington D.C. Convention & Sports Authority	5.00%	10/01/2025	5,014,750
1,000,000	Washington State Housing Finance Commission^	4.00%	01/01/2026	1,047,420
2,655,000	Washington State Housing Finance Commission^	5.00%	01/01/2031	2,903,641
1,505,000	Washoe, County of Nevada	5.00%	02/01/2043	1,551,730
970,000	Wayne County Michigan Airport Authority	5.75%	12/01/2024	1,006,249
1,610,000	Wisconsin Health & Educational Facilities Authority	5.00%	05/01/2027	1,793,282
1,730,000	Wisconsin Health & Educational Facilities Authority	5.00%	08/15/2028	1,932,202
650,000	Wisconsin Health & Educational Facilities Authority	5.00%	09/15/2037	694,207
200,000	Wisconsin, State of	5.75%	05/01/2033	211,046
910,000	Yamhill County Oregon Hospital Authority	4.00%	11/15/2026	948,830
480,000	Yamhill County Oregon Hospital Authority	5.00%	11/15/2031	525,590
460,000	Yamhill County Oregon Hospital Authority	5.00%	11/15/2036	497,550
1,085,000	Yamhill County Oregon Hospital Authority	5.00%	11/15/2046	1,157,760
				272,226,649
Total Municipal Bonds (Cost $299,285,607)				300,534,934

Short-Term Investments — 2.0%

Money Market Funds — 2.0%
6,271,314	First American Treasury Obligations Fund — Class Z, 1.18%*			6,271,314
Total Short-Term Investments (Cost $6,271,314)				6,271,314
Total Investments — 98.4% (Cost $305,556,921)				306,806,248
Other Assets in Excess of Liabilities — 1.6%				4,992,890
NET ASSETS — 100.0%				$311,799,138

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Tax Exempt Bond Fund
Schedule of Investments
December 31, 2017 (Unaudited)

PORTFOLIO HOLDINGS
% of Net Assets
Revenue Bonds	87.3%
General Obligation Bonds	9.1%
Money Market Funds	2.0%
Other Assets and Liabilities	1.6%
100.0%

#	Variable rate security. Rate disclosed is as of December 31, 2017.
*	Annualized seven-day yield as of December 31, 2017.
^
Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2017, the value of these securities amounted to $11,161,699 or 3.6% of net assets.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Mortgage Securities Fund
A Message to Our Shareholders
December 31, 2017

Dear Shareholders:

During the six-month period ending December 31, 2017, the Brown Advisory Mortgage Securities Fund Institutional Shares (the “Fund”) were up 0.91%. This was somewhat behind its benchmark, the Bloomberg Barclays Mortgage Backed Securities Index, which returned 1.11%.

The Fund’s investment process in Agency-backed mortgages is focused on finding mortgage-related bonds that we believe will enjoy superior principal payment speeds. If borrowers refinance their mortgages at a slower pace, that results in investors receiving more income which, ultimately, will turn into greater total return.

Finding mortgage pools that will pay more slowly involves looking for loans where the borrower has a reduced incentive to refinance. This includes loans with smaller loan balances, lower equity, recent purchases, etc. Though our positions earned more income than those in the benchmark during this period, the mix of coupons we held somewhat offset the superior income generation. Lower-coupon bonds outperformed middle- and higher-coupon bonds; we are more overweight the latter. As a result, our Agency mortgage positions performed roughly in line with the benchmark.

In recent months, we have reduced positions in Agency mortgages in favor of other types of high-quality securitized bonds. Spreads on Agency mortgage-backed securities (“MBS”) have become very tight, and we think that any increase in either interest rate volatility or spreads generally could cause MBS spreads to widen. We have done this without increasing exposure to general credit spreads. We have mostly bought other types of government-guaranteed bonds and/or AAA-rated securities.

We believe strongly in the advantages that sticking to our core process–analyzing each loan and assessing the borrower’s incentives–can bring over time.

Sincerely,

Thomas D.D. Graff, CFA
Portfolio Manager

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in Asset-Backed and Mortgage-Backed securities include additional risks that investor should be aware of including credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. Certain fixed income securities held by the Fund may be difficult (or impossible) to sell at the time and at the price the Adviser would like. As a result, the Fund may have to hold these securities longer than it would like and may forego other investment opportunities. Issuers may experience an acceleration in prepayments of mortgage loans or other receivables backing the issuers’ fixed income securities when interest rates decline, which can shorten the maturity of the security, force the Fund to invest in securities with lower interest rates, and reduce the Fund’s return. Issuers may decrease prepayments of principal when interest rates increase, extending the maturity of a fixed income security and causing the value of the security to decline. Investing involves risk. Principal loss is possible. Investors should consult a tax professional for advice and information concerning the tax features of mortgage backed securities and fixed coupon bonds. Mortgage-backed securities (MBS) are bonds secured by a mortgage or collection of mortgages. Diversification does not assure a profit nor protect against loss in a declining market.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisoryfunds.com

Brown Advisory Mortgage Securities Fund
Schedule of Investments
December 31, 2017 (Unaudited)

Par Value	Security Description	Rate	Maturity	Value $
Mortgage Backed Securities — 94.8%
1,900,000	BAMLL Commercial Mortgage Securities Trust, Series 2013-DSNY A
	(1 Month LIBOR USD + 1.05%)^	2.53%	09/15/2026	1,904,612
1,600,000	BAMLL Commercial Mortgage Securities Trust, Series 2017-BNK3 AS	3.75%	02/17/2050	1,647,327
1,400,000	BANK, Series 2017-BNK4 AS	3.78%	05/17/2050	1,434,883
420,511	Bayview Opportunity Master Fund IIIb Trust, Series 2017-CRT2 M
	(1 Month LIBOR USD + 2.00%)^	3.56%	11/29/2027	421,562
1,447,821	Bayview Opportunity Master Fund IVb Trust, Series 2017-CRT1 M
	(1 Month LIBOR USD + 2.15%)^	3.71%	10/25/2028	1,453,635
1,000,000	Chicago Skyscraper Trust, Series 2017-SKY A (1 Month LIBOR USD + 0.80%)^	2.28%	02/15/2030	1,002,574
28,353	FHLMC PC, Pool# E9-9078	4.50%	09/01/2018	28,767
17,691	FHLMC PC, Pool# E9-9081	4.50%	09/01/2018	17,950
27,672	FHLMC PC, Pool# E9-9067	4.50%	09/01/2018	28,077
32,547	FHLMC PC, Pool# E0-1446	4.50%	09/01/2018	33,022
91,559	FHLMC PC, Pool# B1-0554	4.50%	11/01/2018	92,897
58,222	FHLMC PC, Pool# B1-2124	4.50%	02/01/2019	59,073
57,061	FHLMC PC, Pool# B1-2048	4.50%	02/01/2019	57,894
22,135	FHLMC PC, Pool# B1-2315	5.00%	02/01/2019	22,584
54,326	FHLMC PC, Pool# B1-2954	4.50%	03/01/2019	55,120
23,678	FHLMC PC, Pool# B1-5004	5.00%	06/01/2019	24,158
24,409	FHLMC PC, Pool# B1-7160	5.00%	11/01/2019	24,903
131,348	FHLMC PC, Pool# J1-1925	4.00%	04/01/2020	135,253
26,469	FHLMC PC, Pool# G1-3598	5.00%	04/01/2020	27,003
22,012	FHLMC PC, Pool# B1-9221	5.00%	04/01/2020	22,488
109,177	FHLMC PC, Pool# J1-2792	4.00%	08/01/2020	112,423
46,337	FHLMC PC, Pool# M3-0034	4.00%	12/01/2020	46,882
20,867	FHLMC PC, Pool# J1-4794	4.00%	03/01/2021	21,487
26,912	FHLMC PC, Pool# G1-8105	5.00%	03/01/2021	27,510
62,282	FHLMC PC, Pool# G1-1980	5.00%	04/01/2021	64,241
26,271	FHLMC PC, Pool# C9-0438	6.50%	04/01/2021	28,270
263,690	FHLMC PC, Pool# G1-2335	5.00%	05/01/2021	271,882
8,376	FHLMC PC, Pool# G1-3055	5.00%	05/01/2021	8,558
29,684	FHLMC PC, Pool# D9-4634	6.50%	05/01/2021	30,961
83,588	FHLMC PC, Pool# G1-2205	4.50%	06/01/2021	85,113
67,182	FHLMC PC, Pool# C9-0449	6.50%	06/01/2021	71,886
38,180	FHLMC PC, Pool# C9-0457	6.50%	07/01/2021	40,534
22,599	FHLMC PC, Pool# D9-4802	6.00%	08/01/2021	25,259
22,584	FHLMC PC, Pool# C9-0473	6.50%	08/01/2021	25,024
24,979	FHLMC PC, Pool# C9-0482	6.50%	09/01/2021	26,865
123,643	FHLMC PC, Pool# G1-2364	6.50%	09/01/2021	130,229
78,742	FHLMC PC, Pool# G1-2419	5.00%	10/01/2021	81,779
247,835	FHLMC PC, Pool# G1-3731	5.50%	11/01/2021	254,303
54,296	FHLMC PC, Pool# G1-2521	5.00%	12/01/2021	55,810
62,769	FHLMC PC, Pool# G8-0074	7.75%	12/17/2021	64,576
138,617	FHLMC PC, Pool# G1-2729	6.50%	01/01/2022	144,227
12,472	FHLMC PC, Pool# C9-0523	6.00%	02/01/2022	13,940
46,731	FHLMC PC, Pool# G1-2944	5.00%	05/01/2022	48,616
109,353	FHLMC PC, Pool# C9-0552	6.00%	06/01/2022	122,224
116,421	FHLMC PC, Pool# G1-3627	6.00%	08/01/2022	120,522
536,409	FHLMC PC, Pool# G1-3344	6.00%	03/01/2023	561,479
136,184	FHLMC PC, Pool# Z6-0016	5.50%	04/01/2023	148,840
116,298	FHLMC PC, Pool# G1-3300	4.50%	05/01/2023	121,900
89,091	FHLMC PC, Pool# G1-3241	5.50%	08/01/2023	94,269
272,362	FHLMC PC, Pool# G1-3245	5.50%	08/01/2023	287,877
164,213	FHLMC PC, Pool# G1-3597	5.50%	12/01/2023	171,895
1,618,458	FHLMC PC, Pool# G1-3432	5.50%	01/01/2024	1,701,529
40,797	FHLMC PC, Pool# J2-7466	4.00%	02/01/2024	42,132

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Mortgage Securities Fund
Schedule of Investments
December 31, 2017 (Unaudited)

Par Value	Security Description	Rate	Maturity	Value $
Mortgage Backed Securities — 94.8% (Continued)
339,975	FHLMC PC, Pool# E0-2621	4.50%	05/01/2024	357,430
10,284	FHLMC PC, Pool# G1-3584	4.50%	06/01/2024	10,781
171,787	FHLMC PC, Pool# G1-3650	4.50%	09/01/2024	180,083
23,719	FHLMC PC, Pool# J1-1196	4.50%	11/01/2024	24,880
33,309	FHLMC PC, Pool# G1-3900	5.00%	12/01/2024	34,032
954,793	FHLMC PC, Pool# G1-6223	5.50%	12/01/2024	1,000,429
125,048	FHLMC PC, Pool# J1-1722	4.50%	02/01/2025	131,205
107,014	FHLMC PC, Pool# J1-2041	4.50%	04/01/2025	112,267
162,377	FHLMC PC, Pool# E0-2698	4.50%	06/01/2025	170,400
529,385	FHLMC PC, Pool# G1-3888	5.00%	06/01/2025	556,033
41,737	FHLMC PC, Pool# G1-5035	4.50%	07/01/2025	43,806
118,700	FHLMC PC, Pool# G1-4218	4.50%	12/01/2025	124,602
221,817	FHLMC PC, Pool# G1-4153	5.00%	04/01/2026	232,646
204,697	FHLMC PC, Pool# G1-4204	4.50%	06/01/2026	214,793
372,720	FHLMC PC, Pool# G1-4236	4.50%	06/01/2026	391,528
302,217	FHLMC PC, Pool# G1-4426	5.00%	06/01/2026	316,532
46,212	FHLMC PC, Pool# G1-4375	4.00%	07/01/2026	47,997
1,434,400	FHLMC PC, Pool# G1-5019	4.50%	07/01/2026	1,457,194
107,468	FHLMC PC, Pool# G1-4295	4.50%	09/01/2026	112,411
27,612	FHLMC PC, Pool# G8-0294	6.20%	10/20/2027	29,366
59,888	FHLMC PC, Pool# N3-0530	5.50%	01/01/2029	61,150
1,138,589	FHLMC PC, Pool# J3-2596	3.50%	08/01/2030	1,177,579
1,039,869	FHLMC PC, Pool# J3-2643	3.50%	09/01/2030	1,076,746
79,343	FHLMC PC, Pool# N5-0056	6.50%	02/01/2031	82,627
19,644	FHLMC PC, Pool# G8-0285	9.00%	04/17/2031	21,875
70,759	FHLMC PC, Pool# C6-6421	6.50%	02/01/2032	78,398
43,830	FHLMC PC, Pool# P0-0023	6.50%	11/01/2032	47,196
276,907	FHLMC PC, Pool# N7-0078	5.50%	01/01/2033	293,906
141,763	FHLMC PC, Pool# 1B-0889 (12 Month LIBOR USD + 1.59%)	3.40%	05/01/2033	149,102
88,392	FHLMC PC, Pool# 1J-0204 (12 Month LIBOR USD + 1.75%)	3.54%	05/01/2035	93,053
259,002	FHLMC PC, Pool# N7-0071	6.00%	06/01/2035	278,806
1,703,852	FHLMC PC, Pool# K9-3365	3.50%	11/01/2035	1,771,722
1,059,744	FHLMC PC, Pool# K9-3349	4.00%	11/01/2035	1,122,443
55,891	FHLMC PC, Pool# 1L-1263 (1 Year CMT Rate + 2.25%)	3.12%	03/01/2036	59,229
66,418	FHLMC PC, Pool# 1H-1348 (1 Year CMT Rate + 2.14%)	3.29%	10/01/2036	69,711
114,499	FHLMC PC, Pool# B3-1891	5.38%	01/01/2037	124,559
370,070	FHLMC PC, Pool# 84-7727 (12 Month LIBOR USD + 1.74%)	3.49%	02/01/2037	388,213
216,229	FHLMC PC, Pool# B3-1900	5.38%	02/01/2037	235,315
238,769	FHLMC PC, Pool# B3-1917	5.10%	04/01/2037	257,317
127,790	FHLMC PC, Pool# B3-1934	5.38%	04/01/2037	139,001
33,414	FHLMC PC, Pool# A5-9109	7.50%	04/01/2037	37,450
249,138	FHLMC PC, Pool# B3-1976	5.10%	05/01/2037	268,546
90,600	FHLMC PC, Pool# B3-1950	5.10%	05/01/2037	97,669
188,264	FHLMC PC, Pool# A6-7884	5.38%	05/01/2037	204,770
164,975	FHLMC PC, Pool# 1J-1681 (12 Month LIBOR USD + 1.98%)	3.86%	06/01/2037	174,616
182,884	FHLMC PC, Pool# B3-2000	5.10%	06/01/2037	197,028
103,361	FHLMC PC, Pool# U3-0471	5.10%	07/01/2037	111,379
103,402	FHLMC PC, Pool# B3-2032	5.10%	07/01/2037	111,402
59,485	FHLMC PC, Pool# U3-0653	5.13%	07/01/2037	64,580
245,107	FHLMC PC, Pool# U3-0681	5.10%	09/01/2037	264,055
81,933	FHLMC PC, Pool# U3-0606	5.10%	09/01/2037	88,298
56,055	FHLMC PC, Pool# 1G-2249 (12 Month LIBOR USD + 1.78%)	3.53%	10/01/2037	58,743
285,234	FHLMC PC, Pool# T3-0346	5.38%	10/01/2037	310,329
90,902	FHLMC PC, Pool# U3-0800	5.10%	11/01/2037	97,963
155,295	FHLMC PC, Pool# U3-1874	5.38%	04/01/2038	169,030
439,434	FHLMC PC, Pool# N7-0082	6.00%	07/01/2038	475,513

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Mortgage Securities Fund
Schedule of Investments
December 31, 2017 (Unaudited)

Par Value	Security Description	Rate	Maturity	Value $
Mortgage Backed Securities — 94.8% (Continued)
122,343	FHLMC PC, Pool# U3-2470	5.10%	11/01/2038	131,889
104,210	FHLMC PC, Pool# A8-9112	4.50%	10/01/2039	110,808
253,756	FHLMC PC, Pool# Q0-3759	3.50%	10/01/2041	261,774
659,412	FHLMC PC, Pool# Q3-8585	4.00%	10/01/2043	692,224
644,261	FHLMC PC, Pool# Q2-6108	5.00%	05/01/2044	692,682
1,885,594	FHLMC PC, Pool# Q4-6591	4.00%	03/01/2047	1,973,231
787,737	FHLMC PC, Pool# Q4-6965	4.50%	03/01/2047	839,435
2,764,913	FHLMC PC, Pool# Q4-6676	4.50%	03/01/2047	2,940,540
1,812,275	FHLMC PC, Pool# Q4-7871	4.00%	05/01/2047	1,896,505
1,057,898	FHLMC PC, Pool# Q5-2011	4.00%	11/01/2047	1,107,079
5,749,109	FHLMC REMIC, Series 4318~	2.50%	08/15/2022	256,613
20,259	FHLMC REMIC, Series 2516	5.50%	10/15/2022	21,351
714,496	FHLMC REMIC, Series 3925	4.00%	11/15/2022	715,052
4,849,681	FHLMC REMIC, Series 4329~	2.50%	01/15/2023	245,672
88,143	FHLMC REMIC, Series 3571	4.00%	09/15/2024	91,078
1,443,234	FHLMC REMIC, Series 4092~	3.00%	09/15/2031	159,960
213,811	FHLMC REMIC, Series 2517	5.50%	10/15/2032	224,841
277,138	FHLMC REMIC, Series 3294	5.50%	03/15/2037	303,775
2,065,787	FHLMC REMIC, Series 4309~	3.00%	08/15/2039	256,347
2,109,547	FHLMC REMIC, Series 4015~	4.00%	11/15/2039	282,680
242,254	FHLMC REMIC, Series 3878	3.00%	04/15/2041	243,819
1,392,103	FHLMC REMIC, Series 4126~	3.50%	05/15/2041	176,419
4,611,425	FHLMC REMIC, Series 4495~	3.50%	07/15/2045	845,734
76,683	FHLMC REMIC, Series 1843	7.00%	04/15/2026	83,808
1,450,000	FHLMC SCRTT, Series 2016-1 M1#^	3.00%	09/25/2055	1,410,508
1,069,939	FHLMC SCRTT, Series 2017-1ʭ	2.25%	01/25/2056	1,066,134
1,919,905	FHLMC SCRTT, Series 2017-2ʭ	2.00%	08/25/2056	1,908,511
532,184	FHLMC STACR Debt Notes, Series 2015-DNA1 (1 Month LIBOR USD + 0.90%)	2.45%	10/25/2027	532,789
628,997	FHLMC WLST, Series 2017-SC02	3.50%	05/25/2047	636,579
5,245,000	FHMS, Series K-709	2.09%	03/25/2019	5,246,940
4,913,060	FHMS, Series K-712	1.87%	11/25/2019	4,894,486
500,000	FHMS, Series K-713	2.31%	03/25/2020	500,587
240,000	FHMS, Series K-714#	3.03%	10/25/2020	244,395
3,000,000	FHMS, Series K-729#	3.14%	10/25/2024	3,090,234
1,859,376	FHMS, Series K-J13	2.06%	09/25/2021	1,853,835
1,100,000	FHMS, Series K-J18	2.46%	03/25/2022	1,100,237
887,015	FHMS, Series K-J09	2.02%	04/25/2022	880,352
16,195,380	FHMS, Series K-721#~	0.34%	08/25/2022	211,942
1,689,693	FHMS, Series K-J07#	1.53%	09/25/2022	1,645,232
123,470	FHMS, Series K-J12	2.38%	04/25/2023	123,379
2,971,979	FHMS, Series K-J14	2.20%	11/25/2023	2,933,367
6,110,000	FHMS, Series K-725	3.00%	01/25/2024	6,253,714
1,955,000	FHMS, Series K-728#	3.06%	08/25/2024	2,005,713
2,244,802	FHMS, Series K-J17	2.40%	10/25/2024	2,235,819
27,791,449	FHMS, Series K-046#~	0.38%	03/25/2025	659,444
7,124,243	FHMS, Series K-055#~	1.37%	03/25/2026	657,863
7,605,532	FHMS, Series K-056 X1#~	1.27%	05/25/2026	655,870
6,735,793	FHMS, Series K-057#~	1.19%	07/25/2026	561,524
5,439,102	FHMS, Series K-058#~	0.93%	08/25/2026	366,220
4,415,600	FHMS, Series K-W03 X1#~	0.85%	06/25/2027	265,102
3,817,979	FHMS, Series Q-004#	2.66%	01/25/2046	3,853,673
1,281	FNMA, Pool# 683378	5.00%	02/01/2018	1,305
33,089	FNMA, Pool# 254953	5.00%	11/01/2018	33,701
33,758	FNMA, Pool# 725048	5.00%	11/01/2018	34,382
34,096	FNMA, Pool# 765178	5.00%	01/01/2019	34,726
55,876	FNMA, Pool# AL0472	5.50%	01/01/2019	56,263

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Mortgage Securities Fund
Schedule of Investments
December 31, 2017 (Unaudited)

Par Value	Security Description	Rate	Maturity	Value $
Mortgage Backed Securities — 94.8% (Continued)
5,469	FNMA, Pool# 485352	6.00%	02/01/2019	6,113
17,611	FNMA, Pool# AA8642	4.50%	03/01/2019	17,892
5,706	FNMA, Pool# 252386	6.50%	04/01/2019	6,326
10,430	FNMA, Pool# 931245	4.50%	05/01/2019	10,597
39,668	FNMA, Pool# MA0137	5.00%	06/01/2019	40,405
38,400	FNMA, Pool# 932309	5.00%	06/01/2019	38,346
54,453	FNMA, Pool# 779356	6.50%	06/01/2019	55,235
119,490	FNMA, Pool# 776388	5.50%	07/01/2019	120,904
81,578	FNMA, Pool# 773482	4.50%	08/01/2019	82,476
27,568	FNMA, Pool# 786729	5.50%	08/01/2019	27,930
5,652	FNMA, Pool# 803941 (12 Month LIBOR USD + 1.81%)	3.56%	11/01/2019	5,686
66,831	FNMA, Pool# 803899	5.00%	12/01/2019	68,277
11,132	FNMA, Pool# AD0672	4.50%	01/01/2020	11,309
17,071	FNMA, Pool# MA0300	4.50%	01/01/2020	17,344
19,227	FNMA, Pool# 808905	5.00%	01/01/2020	19,584
18,196	FNMA, Pool# MA0323	4.50%	02/01/2020	18,486
31,956	FNMA, Pool# 798042	5.00%	02/01/2020	32,636
75,296	FNMA, Pool# 801577	5.00%	02/01/2020	76,693
12,503	FNMA, Pool# MA0408	5.00%	03/01/2020	12,735
7,722	FNMA, Pool# MA0419	4.50%	05/01/2020	7,845
527,975	FNMA, Pool# 823327	5.00%	06/01/2020	543,087
46,438	FNMA, Pool# 809099	5.50%	06/01/2020	47,301
66,139	FNMA, Pool# 255736	5.50%	06/01/2020	67,686
184,236	FNMA, Pool# AC0884	5.00%	07/01/2020	187,656
94,320	FNMA, Pool# 828696	5.50%	07/01/2020	96,571
154,772	FNMA, Pool# 823328	5.50%	07/01/2020	158,880
11,383	FNMA, Pool# AL0560	4.50%	08/01/2020	11,565
62,854	FNMA, Pool# MA0517	4.00%	09/01/2020	64,717
41,342	FNMA, Pool# 255891	5.00%	10/01/2020	42,291
11,302	FNMA, Pool# MA0613	4.00%	11/01/2020	11,637
124,506	FNMA, Pool# 255937	5.00%	11/01/2020	128,417
30,790	FNMA, Pool# 813939	5.00%	12/01/2020	31,704
43,034	FNMA, Pool# 837189	5.00%	12/01/2020	44,585
9,109	FNMA, Pool# MA0660	4.00%	02/01/2021	9,379
77,766	FNMA, Pool# 850791	5.00%	02/01/2021	79,257
1,422,409	FNMA, Pool# 745735	5.00%	03/01/2021	1,462,680
266,076	FNMA, Pool# 879595	5.50%	03/01/2021	273,011
28,579	FNMA, Pool# 831360	5.50%	03/01/2021	29,433
51,096	FNMA, Pool# 831430	5.50%	03/01/2021	52,363
48,885	FNMA, Pool# 256277	5.50%	06/01/2021	50,844
10,784	FNMA, Pool# MA0805	4.00%	07/01/2021	11,176
96,968	FNMA, Pool# 253945	6.50%	08/01/2021	107,522
142,322	FNMA, Pool# AD0167	5.50%	09/01/2021	146,978
54,741	FNMA, Pool# 254000	6.50%	09/01/2021	60,700
26,142	FNMA, Pool# 254044	6.50%	10/01/2021	28,988
154,119	FNMA, Pool# 254085	6.00%	11/01/2021	172,279
28,716	FNMA, Pool# 889212	5.00%	12/01/2021	29,276
99,099	FNMA, Pool# 254138	6.00%	12/01/2021	110,776
93,407	FNMA, Pool# 922791	6.50%	12/01/2021	95,620
93,736	FNMA, Pool# 254179	6.00%	01/01/2022	104,781
72,923	FNMA, Pool# 254295	6.00%	04/01/2022	81,515
32,110	FNMA, Pool# 888410	6.50%	04/01/2022	33,468
248,070	FNMA, Pool# 889135	5.50%	06/01/2022	253,824
25,925	FNMA, Pool# 254420	6.00%	07/01/2022	28,980
155,710	FNMA, Pool# 254440	6.00%	08/01/2022	174,057
37,095	FNMA, Pool# 947936	5.50%	11/01/2022	38,940

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Mortgage Securities Fund
Schedule of Investments
December 31, 2017 (Unaudited)

Par Value	Security Description	Rate	Maturity	Value $
Mortgage Backed Securities — 94.8% (Continued)
44,103	FNMA, Pool# 965546	5.50%	01/01/2023	45,604
152,117	FNMA, Pool# 929139	5.00%	02/01/2023	160,174
154,999	FNMA, Pool# 972080	5.00%	02/01/2023	163,623
183,719	FNMA, Pool# 976947	6.00%	02/01/2023	194,895
549,935	FNMA, Pool# 929224	5.00%	03/01/2023	580,400
147,062	FNMA, Pool# AD0892	5.00%	03/01/2023	153,877
40,632	FNMA, Pool# 962717	5.50%	04/01/2023	42,578
190,011	FNMA, Pool# 987208	5.00%	07/01/2023	200,614
105,970	FNMA, Pool# 929933	5.00%	09/01/2023	111,724
183,351	FNMA, Pool# 988940	5.50%	09/01/2023	194,179
860,321	FNMA, Pool# 995185	5.00%	12/01/2023	908,216
416,532	FNMA, Pool# 995460	5.50%	12/01/2023	435,899
106,790	FNMA, Pool# 995264	6.50%	12/01/2023	114,279
107,400	FNMA, Pool# AD0283	5.50%	01/01/2024	111,182
242,803	FNMA, Pool# AL7409	6.00%	02/01/2024	256,564
217,770	FNMA, Pool# MA1937	4.00%	03/01/2024	224,529
162,991	FNMA, Pool# 890163	5.50%	03/01/2024	170,270
157,669	FNMA, Pool# AL0302	5.00%	04/01/2024	165,601
255,409	FNMA, Pool# 995961	5.50%	05/01/2024	266,674
24,676	FNMA, Pool# 934900	5.50%	07/01/2024	25,644
1,144,521	FNMA, Pool# MA2020	2.50%	09/01/2024	1,151,265
2,205,351	FNMA, Pool# BC4577	4.50%	09/01/2024	2,325,971
8,584,745	FNMA, Pool# BM3006	6.00%	11/01/2024	9,072,356
186,475	FNMA, Pool# AC8540	4.50%	12/01/2024	196,655
1,456,993	FNMA, Pool# AC6697	4.00%	01/01/2025	1,526,425
174,997	FNMA, Pool# AD5988	4.50%	05/01/2025	184,576
2,386,988	FNMA, Pool# MA2286	2.50%	06/01/2025	2,401,092
101,764	FNMA, Pool# AE0284	5.00%	07/01/2025	107,790
146,645	FNMA, Pool# AL1081	5.00%	07/01/2025	151,196
268,448	FNMA, Pool# AL1373	5.00%	09/01/2025	279,916
70,174	FNMA, Pool# 336422 (3 Year CMT Rate + 2.30%)	3.46%	10/01/2025	70,460
145,591	FNMA, Pool# 356232	6.50%	01/01/2026	161,466
100,827	FNMA, Pool# 890591	4.50%	03/01/2026	106,322
244,801	FNMA, Pool# AI1806	4.50%	04/01/2026	258,467
53,630	FNMA, Pool# 406521 (1 Year CMT Rate + 2.52%)	3.65%	05/01/2026	54,099
146,453	FNMA, Pool# 890400	5.00%	08/01/2026	154,744
77,646	FNMA, Pool# 356329 (1 Year CMT Rate + 2.64%)	4.01%	01/01/2027	78,993
5,597,418	FNMA, Pool# BM1809	4.50%	01/01/2027	5,907,575
52,237	FNMA, Pool# 363850 (1 Year CMT Rate + 2.13%)	2.89%	04/01/2027	53,628
56,131	FNMA, Pool# 406380 (1 Year CMT Rate + 2.17%)	3.21%	11/01/2027	56,952
934,885	FNMA, Pool# 957502	3.98%	07/01/2029	977,509
55,052	FNMA, Pool# 520478 (1 Year CMT Rate + 2.10%)	3.35%	11/01/2029	55,693
46,575	FNMA, Pool# 559439 (1 Year CMT Rate + 2.27%)	3.52%	09/01/2030	47,467
61,400	FNMA, Pool# 573097 (1 Year CMT Rate + 2.21%)	3.46%	02/01/2031	61,966
45,869	FNMA, Pool# 590852 (1 Year CMT Rate + 2.11%)	3.24%	07/01/2031	46,170
71,036	FNMA, Pool# 656181 (1 Year CMT Rate + 2.16%)	3.13%	08/01/2031	73,541
44,634	FNMA, Pool# 723313 (1 Year CMT Rate + 2.54%)	3.67%	09/01/2031	44,803
7,481	FNMA, Pool# 625536	6.00%	01/01/2032	8,364
56,364	FNMA, Pool# 642122 (1 Year CMT Rate + 2.27%)	3.15%	03/01/2032	58,684
35,682	FNMA, Pool# 628837	6.50%	03/01/2032	39,581
46,935	FNMA, Pool# 640225 (1 Year CMT Rate + 2.27%)	3.15%	04/01/2032	49,087
47,235	FNMA, Pool# 662138 (1 Year CMT Rate + 2.30%)	3.43%	09/01/2032	47,980
59,154	FNMA, Pool# 668309 (1 Year CMT Rate + 2.02%)	3.14%	11/01/2032	59,347
58,321	FNMA, Pool# 675634 (1 Year CMT Rate + 2.00%)	3.25%	12/01/2032	59,432
62,204	FNMA, Pool# 696546 (6 Month LIBOR USD + 2.26%)	3.76%	03/01/2033	62,485
95,214	FNMA, Pool# 696219 (6 Month LIBOR USD + 1.38%)	2.88%	04/01/2033	97,447

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Mortgage Securities Fund
Schedule of Investments
December 31, 2017 (Unaudited)

Par Value	Security Description	Rate	Maturity	Value $
Mortgage Backed Securities — 94.8% (Continued)
113,662	FNMA, Pool# 702901	6.00%	05/01/2033	130,010
72,616	FNMA, Pool# 721381 (1 Year CMT Rate + 2.25%)	3.25%	06/01/2033	73,359
43,581	FNMA, Pool# 555819 (6 Month LIBOR USD + 1.51%)	3.14%	07/01/2033	45,104
50,898	FNMA, Pool# 744805 (6 Month LIBOR USD + 1.52%)	3.02%	11/01/2033	51,651
47,245	FNMA, Pool# 751498 (1 Year CMT Rate + 2.22%)	3.46%	11/01/2033	50,069
31,899	FNMA, Pool# 741373 (1 Year CMT Rate + 2.28%)	3.53%	12/01/2033	33,049
32,335	FNMA, Pool# 754767	6.50%	12/01/2033	35,850
76,146	FNMA, Pool# 764342 (6 Month LIBOR USD + 1.52%)	3.02%	02/01/2034	78,671
187,148	FNMA, Pool# 774969 (1 Year CMT Rate + 2.20%)	2.95%	04/01/2034	195,226
135,593	FNMA, Pool# 783554 (1 Year CMT Rate + 2.21%)	3.34%	07/01/2034	138,187
52,859	FNMA, Pool# 789060 (12 Month LIBOR USD + 1.75%)	3.53%	07/01/2034	55,453
24,010	FNMA, Pool# 796283	5.50%	12/01/2034	26,468
53,262	FNMA, Pool# 819649 (12 Month LIBOR USD + 1.52%)	3.23%	03/01/2035	55,707
53,614	FNMA, Pool# 830970 (12 Month LIBOR USD + 1.83%)	3.58%	08/01/2035	56,454
154,589	FNMA, Pool# 837329 (1 Year CMT Rate + 2.04%)	3.17%	09/01/2035	162,410
82,496	FNMA, Pool# 836335 (1 Year CMT Rate + 2.23%)	3.48%	10/01/2035	82,635
115,447	FNMA, Pool# 836715 (12 Month LIBOR USD + 1.74%)	3.49%	10/01/2035	115,582
152,732	FNMA, Pool# 842006	4.25%	10/01/2035	161,132
78,307	FNMA, Pool# 922680 (12 Month LIBOR USD + 1.91%)	3.69%	11/01/2035	82,769
297,137	FNMA, Pool# 850232	4.25%	12/01/2035	313,709
8,606	FNMA, Pool# 848817	5.00%	01/01/2036	9,262
47,688	FNMA, Pool# 865849 (12 Month LIBOR USD + 1.50%)	3.22%	03/01/2036	49,299
78,407	FNMA, Pool# 877009 (12 Month LIBOR USD + 2.38%)	4.14%	03/01/2036	84,475
89,783	FNMA, Pool# 868568 (12 Month LIBOR USD + 1.78%)	3.53%	04/01/2036	94,531
80,877	FNMA, Pool# 882017 (6 Month LIBOR USD + 1.56%)	3.06%	05/01/2036	83,877
61,011	FNMA, Pool# 745626 (1 Year CMT Rate + 2.11%)	3.19%	05/01/2036	63,538
52,223	FNMA, Pool# 872895 (12 Month LIBOR USD + 1.73%)	3.51%	06/01/2036	54,938
43,997	FNMA, Pool# 886163 (12 Month LIBOR USD + 1.81%)	3.59%	07/01/2036	46,328
146,471	FNMA, Pool# AD0766	7.00%	08/01/2036	171,685
218,452	FNMA, Pool# 745818	6.50%	09/01/2036	242,775
178,565	FNMA, Pool# 894270 (1 Year CMT Rate + 2.50%)	3.75%	10/01/2036	179,357
53,919	FNMA, Pool# 905193 (12 Month LIBOR USD + 1.99%)	3.74%	11/01/2036	55,293
88,642	FNMA, Pool# 902770	5.38%	11/01/2036	96,610
94,707	FNMA, Pool# 906289	5.38%	12/01/2036	103,194
133,618	FNMA, Pool# 940309 (12 Month LIBOR USD + 1.50%)	3.25%	01/01/2037	136,257
59,558	FNMA, Pool# 910181 (12 Month LIBOR USD + 1.71%)	3.45%	03/01/2037	62,407
83,471	FNMA, Pool# 888445 (12 Month LIBOR USD + 1.57%)	3.31%	04/01/2037	89,230
74,738	FNMA, Pool# 995521 (12 Month LIBOR USD + 1.84%)	3.61%	05/01/2037	78,354
98,669	FNMA, Pool# 950382 (6 Month LIBOR USD + 1.09%)	2.58%	08/01/2037	100,632
170,149	FNMA, Pool# 941050 (12 Month LIBOR USD + 1.70%)	3.45%	08/01/2037	169,022
65,995	FNMA, Pool# 953988	5.38%	08/01/2037	67,959
66,280	FNMA, Pool# 946403 (1 Year CMT Rate + 2.32%)	3.32%	09/01/2037	66,225
71,424	FNMA, Pool# 952835 (1 Year CMT Rate + 2.32%)	3.40%	09/01/2037	75,454
262,530	FNMA, Pool# 955233	6.50%	12/01/2037	303,860
225,185	FNMA, Pool# 962656 (12 Month LIBOR USD + 1.17%)	2.92%	04/01/2038	231,563
53,303	FNMA, Pool# 982237 (12 Month LIBOR USD + 1.84%)	3.67%	05/01/2038	56,731
194,841	FNMA, Pool# 988684	6.00%	09/01/2038	217,961
176,941	FNMA, Pool# 930507	6.50%	02/01/2039	197,767
3,987,214	FNMA, Pool# AS2249	4.00%	04/01/2039	4,191,392
14,098	FNMA, Pool# AI1170	5.00%	04/01/2041	15,208
415,134	FNMA, Pool# MA1065	4.00%	05/01/2042	436,166
12,540	FNMA, Pool# AR1150	3.00%	01/01/2043	12,612
2,741,838	FNMA, Pool# AR6379	3.00%	02/01/2043	2,760,072
1,205,270	FNMA, Pool# AB8711	3.00%	03/01/2043	1,214,268
964,024	FNMA, Pool# BC1738	4.50%	09/01/2043	1,031,411
1,952,705	FNMA, Pool# AU6230	5.00%	09/01/2043	2,106,311

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Mortgage Securities Fund
Schedule of Investments
December 31, 2017 (Unaudited)

Par Value	Security Description	Rate	Maturity	Value $
Mortgage Backed Securities — 94.8% (Continued)
790,669	FNMA, Pool# AS1429	4.00%	12/01/2043	828,771
2,247,980	FNMA, Pool# BC1737	4.00%	01/01/2044	2,363,082
621,108	FNMA, Pool# AV7739	4.00%	01/01/2044	657,924
955,030	FNMA, Pool# AW6485	4.00%	06/01/2044	1,005,332
980,096	FNMA, Pool# AY0382	4.00%	11/01/2044	1,008,875
201,672	FNMA, Pool# AY1007	4.00%	02/01/2045	211,152
1,384,920	FNMA, Pool# AY0677	3.50%	03/01/2045	1,430,977
839,643	FNMA, Pool# AW9534	4.00%	03/01/2045	882,976
926,107	FNMA, Pool# AZ4154	4.00%	06/01/2045	977,527
3,340,444	FNMA, Pool# AZ7828	4.00%	08/01/2045	3,496,787
440,617	FNMA, Pool# AZ8061	4.00%	08/01/2045	461,174
2,088,133	FNMA, Pool# AZ8218	4.00%	08/01/2045	2,186,714
189,805	FNMA, Pool# AZ1494	4.00%	09/01/2045	199,131
1,527,549	FNMA, Pool# AZ7073	4.00%	09/01/2045	1,601,478
303,662	FNMA, Pool# BA2936	4.00%	10/01/2045	318,357
1,406,260	FNMA, Pool# BA3674	4.50%	10/01/2045	1,504,670
546,195	FNMA, Pool# BA5579	3.50%	12/01/2045	561,259
1,098,797	FNMA, Pool# BA5469	3.50%	12/01/2045	1,132,862
1,376,416	FNMA, Pool# BA5582	3.50%	12/01/2045	1,414,380
1,527,588	FNMA, Pool# BA5583	3.50%	01/01/2046	1,581,640
1,413,142	FNMA, Pool# BA5584	3.50%	01/01/2046	1,460,094
1,567,721	FNMA, Pool# BA5587	4.00%	01/01/2046	1,654,588
2,754,959	FNMA, Pool# BC1230	3.50%	02/01/2046	2,838,929
1,178,102	FNMA, Pool# BC1231	4.00%	02/01/2046	1,243,461
806,589	FNMA, Pool# BC6366	4.50%	02/01/2046	860,890
2,147,135	FNMA, Pool# BC1236	3.50%	03/01/2046	2,206,356
670,287	FNMA, Pool# BC3387	3.50%	03/01/2046	689,788
2,270,809	FNMA, Pool# BC1241	3.50%	04/01/2046	2,333,442
1,056,352	FNMA, Pool# BC1240	3.50%	04/01/2046	1,090,351
1,095,239	FNMA, Pool# BD1241	4.50%	05/01/2046	1,180,364
1,486,772	FNMA, Pool# BD1026	4.00%	06/01/2046	1,556,190
1,671,245	FNMA, Pool# BD5189	4.50%	07/01/2046	1,797,925
1,066,720	FNMA, Pool# BD7779	4.00%	08/01/2046	1,127,050
1,151,431	FNMA, Pool# BD3965	3.50%	09/01/2046	1,186,688
1,421,715	FNMA, Pool# BE0297	3.50%	09/01/2046	1,464,660
1,123,860	FNMA, Pool# BD8599	4.50%	11/01/2046	1,222,393
1,157,051	FNMA, Pool# BD3988	4.00%	02/01/2047	1,211,366
1,369,591	FNMA, Pool# BE8112	4.00%	02/01/2047	1,433,950
3,035,597	FNMA, Pool# BE7470	4.00%	02/01/2047	3,177,772
1,181,979	FNMA, Pool# BE8875	4.00%	03/01/2047	1,237,520
2,759,716	FNMA, Pool# BE2368	4.50%	03/01/2047	2,950,443
1,011,514	FNMA, Pool# BH0264	4.50%	03/01/2047	1,077,494
1,509,318	FNMA, Pool# BD3994	4.00%	04/01/2047	1,580,328
1,096,275	FNMA, Pool# BH0073	4.00%	04/01/2047	1,149,352
1,149,424	FNMA, Pool# BD3998	4.00%	05/01/2047	1,205,146
1,072,969	FNMA, Pool# BD3999	4.50%	05/01/2047	1,147,239
1,159,638	FNMA, Pool# BD4003	4.00%	06/01/2047	1,221,470
1,836,294	FNMA, Pool# BD4004	4.00%	06/01/2047	1,922,876
1,254,879	FNMA, Pool# BD4005	3.50%	07/01/2047	1,298,664
1,126,907	FNMA, Pool# BD4009	4.00%	07/01/2047	1,203,489
1,108,556	FNMA, Pool# BH3574	4.00%	07/01/2047	1,162,357
1,081,155	FNMA, Pool# BD4010	4.00%	07/01/2047	1,152,403
1,107,311	FNMA, Pool# BD4011	4.00%	07/01/2047	1,170,496
783,605	FNMA, Pool# BJ1740	4.50%	10/01/2047	837,967
1,391,955	FNMA, Pool# BJ1991	4.00%	11/01/2047	1,459,599
813,006	FNMA, Pool# BD4041	4.00%	11/01/2047	860,571

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Mortgage Securities Fund
Schedule of Investments
December 31, 2017 (Unaudited)

Par Value	Security Description	Rate	Maturity	Value $
Mortgage Backed Securities — 94.8% (Continued)
1,194,879	FNMA, Pool# BH7686	4.50%	12/01/2047	1,277,771
2,225,712	FNMA REMIC Trust, Series 2014-M1#	2.32%	11/25/2018	2,228,851
28,928	FNMA REMIC Trust, Series 2003-122	4.00%	12/25/2018	29,037
39	FNMA REMIC Trust, Series 1990-105	6.50%	09/25/2020	41
92,985	FNMA REMIC Trust, Series 1990-116	9.00%	10/25/2020	98,882
72,751	FNMA REMIC Trust, Series 1991-136	7.50%	10/25/2021	77,714
4,624	FNMA REMIC Trust, Series 2012-1	1.75%	12/25/2021	4,602
176,834	FNMA REMIC Trust, Series 1996-23	6.50%	07/25/2026	195,529
1,499,679	FNMA REMIC Trust, Series 2017-T1	2.90%	06/25/2027	1,493,520
1,705,000	FNMA REMIC Trust, Series 2017-M13 A2#	2.94%	09/25/2027	1,719,914
3,152,807	FNMA REMIC Trust, Series 2012-139~	2.50%	12/25/2027	269,444
223,301	FNMA REMIC Trust, Series 2013-15~	3.00%	03/25/2028	20,591
160,344	FNMA REMIC Trust, Series 2009-60	5.00%	08/25/2029	172,024
3,042,889	FNMA REMIC Trust, Series 2013-115~	3.00%	04/25/2031	369,277
8,820,780	FNMA REMIC Trust, Series 2014-14~	3.00%	04/25/2031	657,156
383,306	FNMA REMIC Trust, Series 2001-80	6.00%	01/25/2032	412,112
7,019,425	FNMA REMIC Trust, Series 2013-104~	3.00%	08/25/2032	570,662
113,987	FNMA REMIC Trust, Series 2012-30	3.00%	08/25/2036	114,637
90,161	FNMA REMIC Trust, Series 2009-103#	3.51%	12/25/2039	96,135
287,581	FNMA REMIC Trust, Series 2012-10 (1 Month LIBOR USD + 0.55%)	2.10%	02/25/2042	289,392
1,582,702	FNMA REMIC Trust, Series 2013-34~	3.00%	05/25/2042	234,350
1,227,449	FNMA REMIC Trust, Series 2012-99~	4.50%	05/25/2042	200,454
13,606	FNMA REMIC Trust, Series 2003-W10	4.30%	06/25/2043	14,153
4,634	FNMA REMIC Trust, Series 2003-W12	4.48%	06/25/2043	4,830
27,803	FNMA REMIC Trust, Series 2003-W12	4.55%	06/25/2043	29,462
15,385	FNMA REMIC Trust, Series 2003-W12	4.68%	06/25/2043	16,170
17,949	FNMA REMIC Trust, Series 2003-W12	5.00%	06/25/2043	19,069
1,271,589	FNMA REMIC Trust, Series 2015-40~	4.50%	03/25/2045	294,752
14,500,000	FNMA, 2.5%, Due TBA January	2.50%	01/15/2032	14,478,477
11,000,000	FNMA, 3.0%, Due TBA January	3.00%	01/15/2032	11,204,961
8,000,000	FNMA, 3.0%, Due TBA January	3.00%	01/15/2047	8,000,625
227,326	Freddie Mac Gold Pool, Pool# G1-2959	6.50%	10/01/2022	241,815
117,937	Freddie Mac Gold Pool, Pool# G1-2890	5.50%	12/01/2022	123,919
97,722	Freddie Mac Gold Pool, Pool# G1-3121	5.00%	04/01/2023	102,628
75,497	Freddie Mac Gold Pool, Pool# G1-3299	6.00%	07/01/2023	79,595
602,122	Freddie Mac Gold Pool, Pool# G1-3382	5.50%	12/01/2023	638,573
4,578,566	Freddie Mac Gold Pool, Pool# G1-6375	6.00%	01/01/2024	4,851,059
1,406,840	Freddie Mac Gold Pool, Pool# G1-3787	6.00%	01/01/2024	1,474,655
200,853	Freddie Mac Gold Pool, Pool# G1-3603	5.50%	02/01/2024	209,670
141,013	Freddie Mac Gold Pool, Pool# G1-3840	5.50%	09/01/2024	146,398
107,980	Freddie Mac Gold Pool, Pool# G1-3709	4.50%	12/01/2024	113,190
148,710	Freddie Mac Gold Pool, Pool# G1-3751	5.50%	12/01/2024	157,533
467,412	Freddie Mac Gold Pool, Pool# G1-3827	5.00%	03/01/2025	491,107
231,304	Freddie Mac Gold Pool, Pool# G1-4855	5.00%	06/01/2026	241,051
1,950,000	FREMF Mortgage Trust, Series 2017-K729#^	3.67%	11/25/2024	1,939,208
28,071	GNMA, Pool# 003577M	5.50%	07/20/2019	28,433
14,586	GNMA, Pool# 003644M	4.00%	09/20/2019	14,983
140,651	GNMA, Pool# 781942X	5.50%	07/15/2020	143,825
133,579	GNMA, Pool# 782602X	5.00%	09/15/2022	139,540
42,063	GNMA, Pool# 672304X	6.00%	10/15/2022	43,632
5,838	GNMA, Pool# 780576X	7.00%	12/15/2022	6,338
72,102	GNMA, Pool# 672701X	4.00%	05/15/2023	74,705
181,805	GNMA, Pool# 615782X	5.00%	09/15/2023	195,470
61,176	GNMA, Pool# 782396X	6.00%	09/15/2023	65,285
55,105	GNMA, Pool# 004295M	6.00%	10/20/2023	56,590
449,140	GNMA, Pool# 783374X	5.50%	04/15/2024	473,229

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Mortgage Securities Fund
Schedule of Investments
December 31, 2017 (Unaudited)

Par Value	Security Description	Rate	Maturity	Value $
Mortgage Backed Securities — 94.8% (Continued)
27,090	GNMA, Pool# 710732X	4.50%	08/15/2024	28,681
25,412	GNMA, Pool# 723460X	4.00%	12/15/2024	26,491
170,525	GNMA, Pool# 783296X	5.00%	01/15/2025	181,692
188,681	GNMA, Pool# 643800X	6.00%	06/15/2025	211,573
371,641	GNMA, Pool# 005247M	3.50%	11/20/2026	376,338
10,612	GNMA, Pool# 487110X	6.50%	04/15/2029	12,111
527,196	GNMA, Pool# 589694X	4.50%	08/15/2029	560,044
4,809	GNMA, Pool# 571166X	7.00%	08/15/2031	4,920
1,815,180	GNMA, Pool# 752099X	3.50%	12/15/2032	1,900,714
358,274	GNMA, Pool# 758872X	3.00%	03/15/2033	362,805
2,154,655	GNMA, Pool# 711773C	3.50%	06/20/2033	2,229,787
1,280,785	GNMA, Pool# 711788C	3.50%	07/20/2033	1,325,397
9,024	GNMA, Pool# 646058X	6.00%	11/15/2037	10,095
453,221	GNMA, Pool# 767055X	3.00%	05/15/2038	460,504
557,529	GNMA, Pool# 763853X	3.00%	07/15/2038	566,483
102,042	GNMA, Pool# 706295C	5.10%	12/20/2038	109,261
106,398	GNMA, Pool# 706155C	5.10%	03/20/2039	113,924
515,433	GNMA, Pool# 728160X	5.25%	11/15/2024	541,279
524,638	GNMA, Pool# 770225C	4.25%	08/20/2031	555,793
13,000,000	GNMA II, 3.0%, Due TBA January	3.00%	01/15/2047	13,118,828
20,000,000	GNMA II, 3.5%, Due TBA January	3.50%	01/15/2047	20,676,563
8,268	GNMA REMIC Trust, Series 201-03	3.00%	01/16/2027	8,399
994,063	GNMA REMIC Trust, Series 2013-168~	2.50%	11/16/2028	80,567
417	GNMA REMIC Trust, Series 2003-97	4.50%	03/20/2033	424
145,933	GNMA REMIC Trust, Series 2003-94	4.00%	04/16/2033	152,881
200,433	GNMA REMIC Trust, Series 2006-40	6.00%	08/20/2036	219,420
993,225	GNMA REMIC Trust, Series 2012-52#	6.15%	04/20/2038	1,126,114
682,000	GNMA REMIC Trust, Series 2011-156	2.00%	04/20/2040	563,700
831,612	GNMA REMIC Trust, Series 2012-97	2.00%	08/16/2042	711,120
535,521	GNMA REMIC Trust, Series 2011-121 (1 Month LIBOR USD + 0.40%)	1.89%	03/16/2043	534,649
725,000	GNMA REMIC Trust, Series 2012-44	2.95%	08/16/2043	723,886
4,804,846	GNMA REMIC Trust, Series 2014-135 I0#~	0.83%	01/16/2056	239,228
4,795,115	GNMA REMIC Trust, Series 2015-172 I0#~	0.92%	03/16/2057	292,299
6,474,132	GNMA REMIC Trust, Series 2016-40 I0#~	0.78%	07/16/2057	376,159
5,284,664	GNMA REMIC Trust, Series 2016-56 I0#~	0.99%	11/16/2057	379,612
6,297,026	GNMA REMIC Trust, Series 2016-127 I0#~	0.95%	05/16/2058	467,578
6,140,153	GNMA REMIC Trust, Series 2016-98 I0#~	0.96%	05/16/2058	437,210
5,775,607	GNMA REMIC Trust, Series 2016-110 I0#~	1.04%	05/16/2058	470,008
347,663	GSMS, Series 2013-GC10	2.61%	02/12/2046	348,175
847,000	GSMS, Series 2017-GS6 AS	3.64%	05/12/2050	863,302
1,100,000	JPMCC, Series 2016-ASH A (1 Month LIBOR USD + 1.50%)^	2.98%	10/16/2034	1,103,122
630,000	MAD Mortgage Trust, Series 2017-330M B#^	3.37%	08/17/2034	634,408
1,100,000	MSC, Series 2017-PRME B (1 Month LIBOR USD + 1.35%)^	2.83%	02/15/2034	1,102,957
900,000	MSC, Series 2017-CLS A (1 Month LIBOR USD + 0.70%)^	1.95%	11/15/2034	901,121
750,000	MSC, Series 2017-CLS C (1 Month LIBOR USD + 1.00%)^	2.25%	11/15/2034	750,579
550,000	MSC, Series 2017-CLS D (1 Month LIBOR USD + 1.40%)^	2.65%	11/15/2034	550,787
1,300,000	WFCM, Series 2017-RB1 AS	3.76%	03/17/2050	1,347,903
Total Mortgage Backed Securities (Cost $335,462,185)				333,531,667

Asset Backed Securities — 17.4%
1,117,443	Aircraft Certificate Owner Trust, Series 2003-1A E^	7.00%	09/20/2022	1,184,489
375,000	American Airlines Trust, Series 2017-2 AA	3.35%	04/15/2031	379,474
600,000	American Credit Acceptance Receivables Trust, Series 2017-3 B^	2.25%	01/11/2021	598,003
900,000	American Credit Acceptance Receivables Trust, Series 2017-2 B^	2.46%	04/12/2021	899,249
338,000	American Credit Acceptance Receivables Trust, Series 2015-1 C^	4.29%	04/12/2021	341,378
1,050,000	American Credit Acceptance Receivables Trust, Series 2017-3 C^	2.72%	06/10/2022	1,045,327

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Mortgage Securities Fund
Schedule of Investments
December 31, 2017 (Unaudited)

Par Value	Security Description	Rate	Maturity	Value $
Asset Backed Securities — 17.4% (Continued)
1,950,000	American Credit Acceptance Receivables Trust, Series 2017-4 C^	2.94%	01/10/2024	1,950,770
8,266	AmeriCredit Automobile Receivables Trust, Series 2013-4 C	2.72%	09/09/2019	8,268
419,054	Bayview Opportunity Master Fund IIIa Trust, Series 2017-RN7 A1ʭ^	3.10%	09/28/2032	419,262
585,999	Bayview Opportunity Master Fund IVb Trust, Series 2017-NPL1 A1ʭ^	3.60%	01/28/2032	588,169
543,959	BRE Grand Islander Timeshare Issuer LLC, Series 2017-1A A^	2.94%	05/25/2029	540,807
1,138,147	Capital Auto Receivables Asset Trust, Series B^	2.35%	07/22/2019	1,138,662
3,000,000	Carlyle Global Market Strategies CLO, Ltd., Series 2014-1A BR (3 Month LIBOR USD + 1.80%)^	3.15%	04/17/2025	3,005,377
930,130	Continental Airlines Trust, Series 1999-1 A	6.55%	08/02/2020	953,383
679,286	Continental Airlines Trust, Series 2000-1 A-1	8.05%	05/01/2022	749,762
635,000	CPS Auto Receivables Trust, Series 2017-B B^	2.33%	05/17/2021	633,152
1,100,000	CPS Auto Receivables Trust, Series 2017-A B^	2.68%	05/17/2021	1,101,692
1,500,000	Dell Equipment Finance Trust, Series 2015-2 B^	2.21%	09/22/2020	1,500,297
895,000	Drive Auto Receivables Trust, Series 2017-BA B^	2.20%	05/15/2020	896,677
663,000	Drive Auto Receivables Trust, Series 2016-A^	3.91%	05/17/2021	668,038
1,100,000	Drive Auto Receivables Trust, Series 2017-2 B	2.25%	06/15/2021	1,100,699
1,300,000	Drive Auto Receivables Trust, Series 2017-AA C^	2.98%	01/18/2022	1,309,164
600,000	Drive Auto Receivables Trust, Series 2017-1	2.84%	04/15/2022	602,887
520,000	Drive Auto Receivables Trust, Series 2017-2 C	2.75%	09/15/2023	520,953
20,839	DT Auto Owner Trust, Series 2016-1A B^	2.79%	05/15/2020	20,845
500,000	DT Auto Owner Trust, Series 2017-3A C^	3.01%	05/15/2023	501,018
2,400,000	DT Auto Owner Trust, Series 2017-4^	2.86%	07/17/2023	2,401,517
172,383	Federal Express Corp., Series 1998-1	6.72%	07/15/2023	186,389
1,750,000	Highbridge Loan Management, Ltd., Series 4A-2014 B (3 Month LIBOR USD + 3.00%)^	4.38%	07/28/2025	1,751,994
3,000,000	Highbridge Loan Management, Ltd., Series 6A-2015 C (3 Month LIBOR USD + 3.07%)^	4.46%	05/05/2027	3,004,416
141,646	Hilton Grand Vacations Trust, Series 2013-A A^	2.28%	01/25/2026	140,691
283,757	Hilton Grand Vacations Trust, Series 2014-A^	1.77%	11/25/2026	279,454
831,631	Hilton Grand Vacations Trust, Series 2017-AA A^	2.66%	12/26/2028	826,305
900,000	Invitation Homes Trust, Series 2017-SFR2 B (1 Month LIBOR USD + 1.15%)^	2.64%	12/19/2036	903,573
600,000	Invitation Homes Trust, Series 2017-SFR2 C (1 Month LIBOR USD + 1.45%)^	2.94%	12/19/2036	604,995
1,500,000	Madison Park Funding XIII, Ltd., Series 2014-13R D-R (3 Month LIBOR USD + 3.27%)^	4.63%	01/21/2025	1,512,487
750,000	Magnetite IX, Ltd. (3 Month LIBOR USD + 3.10%)^	4.47%	07/25/2026	755,748
74,431	MMAF Equipment Finance LLC, Series 2015-A^	1.39%	10/16/2019	74,366
27,039	MMAF Equipment Finance LLC, Series 2013-A^	1.68%	05/11/2020	27,031
415,122	MVW Owner Trust, Series 2013-1A A^	2.15%	04/22/2030	409,951
144,126	MVW Owner Trust, Series 2014-1^	2.25%	09/22/2031	142,189
785,564	MVW Owner Trust, Series 2015-1A A^	2.52%	12/20/2032	782,080
548,296	MVW Owner Trust, Series 2016-1A A^	2.25%	12/20/2033	542,509
288,388	MVW Owner Trust, Series 2017-1A A^	2.42%	12/20/2034	286,012
288,388	MVW Owner Trust, Series 2017-1A B^	2.75%	12/20/2034	285,411
600,000	Nationstar HECM Loan Trust, Series 2017-2A M1#^	2.82%	09/25/2027	601,781
598,858	Orange Lake Timeshare Trust, Series 2016-A A^	2.61%	03/08/2029	594,708
278,284	OSCAR U.S. Funding Trust IV, Series 2016-1A A2B (1 Month LIBOR USD + 1.70%)^	2.95%	07/15/2020	279,758
164,460	OSCAR U.S. Funding Trust V, Series 2016-2A A2B (1 Month LIBOR USD + 1.40%)^	2.88%	11/15/2019	165,068
639,487	OSCAR U.S. Funding Trust VI LLC, Series 2017-1A A2B (1 Month LIBOR USD + 0.80%)^	2.23%	05/11/2020	640,537
1,318,448	OSCAR U.S. Funding Trust VI LLC, Series 2017-6^	2.30%	05/11/2020	1,318,626
600,000	OSCAR U.S. Funding Trust VII LLC, Series 2017-2A A2B (1 Month LIBOR USD + 0.65%)^	2.08%	11/10/2020	600,885
28,490	Prestige Auto Receivables Trust, Series 2016-1 A-2^	1.78%	04/15/2019	28,490
723,966	Prestige Auto Receivables Trust, Series 2014-1A B^	1.91%	04/15/2020	724,008
254,000	Prestige Auto Receivables Trust, Series 2016-1 B^	2.98%	11/16/2020	255,846
285,000	Prestige Auto Receivables Trust, Series 2015-1 B^	2.04%	04/15/2021	284,964
2,000,000	Regatta III Funding, Ltd. (3 Month LIBOR USD + 1.50%)^	2.86%	04/15/2026	2,002,118
1,200,000	Santander Drive Auto Receivables Trust, Series 2017-2 C	2.79%	08/15/2022	1,204,442
54,985	Sierra Timeshare Receivables Funding LLC, Series 2014-1A A^	2.07%	03/20/2030	54,864
601,192	Sierra Timeshare Receivables Funding LLC, Series 2014-3A A^	2.30%	10/20/2031	599,284
387,070	Sierra Timeshare Receivables Funding LLC, Series 2015-1 A^	2.40%	03/20/2032	385,726
657,582	Sierra Timeshare Receivables Funding LLC, Series 2015-2A A^	2.43%	06/20/2032	654,520

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Mortgage Securities Fund
Schedule of Investments
December 31, 2017 (Unaudited)

Par
Value/Shares	Security Description	Rate	Maturity	Value $
Asset Backed Securities — 17.4% (Continued)
551,231	Sierra Timeshare Receivables Funding LLC, Series 2015-3A A^	2.58%	09/20/2032	551,107
482,985	Sierra Timeshare Receivables Funding LLC, Series 2016-2A A^	2.33%	07/20/2033	479,510
703,660	Sierra Timeshare Receivables Funding LLC, Series 2016-3A A^	2.43%	10/20/2033	700,190
696,262	Sierra Timeshare Receivables Funding LLC, Series 2017-1A A^	2.91%	03/20/2034	697,960
249,687	U.S. Airways Pass Through Trust, Series 1999-1 A	8.36%	07/20/2020	254,680
481,701	VOLT LIV LLC, Series 2017-NPL1 A1ʭ^	3.50%	02/25/2047	483,601
536,646	VOLT LIX LLC, Series 2017-NPL6 A1ʭ^	3.25%	05/28/2047	539,329
520,856	VOLT LV LLC, Series 2017-NPL2 A1ʭ^	3.50%	03/25/2047	524,062
780,743	VOLT LVI LLC, Series 2017-NPL3 A1ʭ^	3.50%	03/25/2047	786,042
358,783	VOLT LVII LLC, Series 2017-NPL4 A1ʭ^	3.38%	04/25/2047	361,097
454,850	VOLT LVIII LLC, Series 2017-NPL5 A1ʭ^	3.38%	05/28/2047	456,661
351,069	VOLT LXI LLC, Series 2017-NPL8 A1ʭ^	3.13%	06/25/2047	352,090
624,797	VOLT LXII LLC, Series 2017-NPL9 A1ʭ^	3.13%	09/25/2047	625,977
600,000	VOLT LXIII LLC, Series 2017-NPL10ʭ^	3.00%	10/25/2047	599,779
392,975	VOLT XXXVIII LLC, Series 2015-NP12 A1ʭ^	3.88%	09/25/2045	394,591
705,000	Volvo Financial Equipment LLC, Series 2014-1^	1.94%	11/15/2021	704,949
728,348	VSE VOI Mortgage LLC, Series 2016-A A^	2.54%	07/20/2033	722,205
107,571	Welk Resorts LLC, Series 2015-A^	2.79%	06/15/2031	107,112
116,211	Westlake Automobile Receivables Trust, Series 2015-1A C^	2.29%	11/16/2020	116,225
335,000	Westlake Automobile Receivables Trust, Series 2016-1A C^	3.29%	09/15/2021	336,416
750,000	Westlake Automobile Receivables Trust, Series 2016-3A B^	2.07%	12/15/2021	747,784
750,000	Westlake Automobile Receivables Trust, Series 2016-3A C^	2.46%	01/18/2022	746,321
786,000	Westlake Automobile Receivables Trust, Series 2017-1A C^	2.70%	10/17/2022	786,315
1,250,000	Westlake Automobile Receivables Trust, Series 2017-2A C^	2.59%	12/15/2022	1,241,699
Total Asset Backed Securities (Cost $61,204,206)				61,286,247

Municipal Bonds — 2.5%

Local Government Housing Agency Bonds — 2.5%
1,490,000	Delaware State Housing Authority	2.75%	12/01/2041	1,454,896
2,700,000	District of Columbia#	3.92%	08/01/2038	2,511,945
1,760,000	Maryland Community Development Administration	3.24%	09/01/2048	1,764,523
1,000,000	Massachusetts Port Authority#	2.54%	01/01/2031	947,730
620,000	Missouri Housing Development Commission	2.65%	11/01/2040	604,438
1,500,000	New York State Energy Research & Development Authority#	3.92%	07/01/2029	1,500,000
Total Municipal Bonds (Cost $8,612,997)				8,783,532

Preferred Stocks — 0.1%
15,000	AGNC Investment Corp., Series B, 7.75%			387,600
Total Preferred Stocks (Cost $383,294)				387,600

Short-Term Investments — 6.4%

Money Market Funds — 6.3%
22,210,252	First American Treasury Obligations Fund — Class Z, 1.18%*			22,210,252

U.S. Treasury Bills — 0.1%
300,000	United States Treasury Bill†			298,705
Total Short-Term Investments (Cost $22,509,163)				22,508,957
Total Investments — 121.2% (Cost $428,171,845)				426,498,003
Liabilities in Excess of Other Assets — (21.2)%				(74,534,787)
NET ASSETS — 100.0%				$351,963,216

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Mortgage Securities Fund
Schedule of Investments
December 31, 2017 (Unaudited)

PORTFOLIO HOLDINGS
% of Net Assets
Mortgage Backed Securities	94.8%
Asset Backed Securities	17.4%
Money Market Funds	6.3%
Local Government Housing Agency Bonds	2.5%
Preferred Stocks	0.1%
U.S. Treasury Bills	0.1%
Other Assets and Liabilities	(21.2)%
100.0%

#	Variable rate security. Rate disclosed is as of December 31, 2017.
ʭ	Step bond; the interest rate shown is the rate in effect as of December 31, 2017.
^
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.  At December 31, 2017, the value of these securities amounted to $68,500,383 or 19.5% of net assets.

~	Interest Only Security
†	This security is pledged as collateral in connection with open futures contracts.
*	Annualized seven-day yield as of December 31, 2017.

Futures Contracts — Long (Note 6)
			Notional	Notional	Unrealized Appreciation
Issue	Contracts	Expiration Date	Amount	Value	(Depreciation)
U.S. Treasury 10-Year Ultra Bond Futures March 2018	70	03/20/2018	$9,361,740	$9,349,375	$(12,365)
U.S. Treasury 5-Year Note Futures March 2018	115	03/29/2018	13,397,137	13,358,867	(38,270)
U.S. Treasury Long Bond March 2018	95	03/20/2018	14,464,051	14,535,000	70,949
			$37,222,928	$37,243,242	$20,314

Futures Contracts — Short (Note 6)
			Notional	Notional	Unrealized Appreciation
Issue	Contracts	Expiration Date	Amount	Value	(Depreciation)
U.S. Treasury 2-Year Note Futures March 2018	(150)	3/29/18	$(32,108,683)	$(32,116,406)	$(7,723)

There is no variation margin due to or from the Fund as of December 31, 2017.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory – WMC Strategic European Equity Fund
A Message to Our Shareholders
December 31, 2017

Dear Shareholders:

During the six-months ended December 31, 2017, the Brown Advisory – WMC Strategic European Equity Fund Institutional Shares (the “Fund”) rose 7.99%, while the MSCI Europe Index, the Fund’s benchmark, returned 8.80% over the same period.

We take a bottom-up approach to building the portfolio and aim to identify companies that we believe benefit from a structural growth advantage, are competitively well-positioned and are attractively valued. This fundamental process leads us to hold certain sector over- and underweights.

Stock selection was positive during the period. Selection within the information technology, financials, industrials and health care sectors contributed most to relative performance. Weak selection within materials and consumer discretionary marginally offset this positive performance. Sector allocation–a residual of the bottom-up stock selection process–largely detracted. The Fund’s underweight to energy and materials and overweight to consumer staples detracted most from relative returns.

Top contributors to relative returns during the period included DSV (industrials), Infineon Technologies (information technology), SuperGroup (consumer discretionary), and United Internet (information technology). The portfolio also benefited from not holding benchmark constituent Nestlé (consumer discretionary).

DSV is a Denmark-based freight logistics company with a large road network across Europe. The company has both a profitable position within European freight and contract logistics as well as exposure to sea and air. DSV has consistently released strong earnings results as they continue to take market share, diversify revenue streams and benefit from improvements in cost control. The company has also seen incremental synergies surrounding the acquisition of U.S. shipping company UTi Worldwide earlier in the year, creating the fourth-largest third-party logistics provider globally. The stock has been a strong contributor to performance throughout this period. Though we have trimmed on strength, we continue to hold a position. We believe DSV is a well-managed company with a strong focus on cost control across all its divisions, profits from an asset light business and will continue to grow while benefiting from pricing economies of scale.

Infineon is a German semiconductor manufacturer and the clear market leader within power semiconductors. The company experienced strong revenue and earnings growth during the period, continued to take market share and benefitted from the momentum behind electric vehicles. Infineon also announced several important partnerships, including supplying Audi with key components for the world’s first production car that allows the driver to temporarily take their hands off the steering wheel under certain conditions. The company also continues to expand its strategic relationships in Silicon Valley, announcing a partnership with the technology company Smart Wires. Despite the strong performance, we added to our position as Infineon is exposed to several key growth areas including electric vehicles, autonomous driving and energy efficiency. Further, the company continues to invest in its business, which could lead to cost advantages and margin expansion.

Top detractors from relative returns included our positions in Elior Group (consumer discretionary), Merck (health care), and Hikma Pharmaceuticals (health care). The portfolio also suffered from not holding benchmark constituent Royal Dutch Shell (energy).

Elior is one of the world’s leading operators in the catering, concessions and services industry. In December, the stock was downgraded after the company reported numbers below expectations, cut its forward earnings guidance and the CEO departed following a change to its corporate governance structure. Despite the recent issues, we have a positive view on contract catering and concessions and believe the company has a sound strategy with a strong market position in Europe. There are opportunities for further growth and margin improvement, and we believe the longer-term prospects are positive. We have added to the position on weakness.

Hikma, a U.K. pharmaceuticals company, continued to fall on the back of the FDA rejection of its generic asthma medication. The company has suffered heavily from accelerating price erosion in its US business due primarily to an increasingly challenging environment in U.S. generics. During November and December, we sold out of our position in Hikma after growing concerns around the barriers to entry for the injectables business could be eroding. As such, we expect pricing pressure in the business to increase going forward. With the competitive environment in injectables intensifying and regulatory risk rising, the investment case no longer fits our process.

We believe that the current environment is one of rising (albeit low) interest rates and improving growth. Central banks will likely remain accommodative; however, with the European Central Bank (ECB) scheduled to start tapering its asset purchases and the U.K. and the U.S. starting to gradually raise rates, the direction of interest rates seems to be up. Large amounts of money are still chasing returns in this environment and the opportunity set is more limited than in the past. Volatility on a single-stock basis

www.brownadvisoryfunds.com

Brown Advisory – WMC Strategic European Equity Fund
A Message to Our Shareholders
December 31, 2017

(similar to those seen during the course of 2017) should potentially open up compelling investment opportunities. In line with our philosophy, we remain disciplined around valuations across our holdings, trimming positions where higher valuations and expectations outpace fundamentals.

Looking forward, we will seek, identify and invest in companies that are exposed to structural growth drivers and that we believe have built strong competitive advantages. These intrinsic qualities can help to drive margins and returns, as well as high free cash flow generation, which we believe has the potential to create long-term value.

Sincerely,

C. Dirk Enderlein, CFA
Portfolio Manager

Past performance is not a guarantee of future results.

Mutual fund investing involves risk.  Principal loss is possible.  Investments focused in a single geographic region may be exposed to greater risk than investments diversified among various geographies.  Investments in foreign securities entail certain risks not associated with investments in domestic securities, such as volatility of currency exchange rates, and in some cases, political and economic instability and relatively illiquid markets.  These risks are greater in emerging markets.  Investments in smaller and medium capitalization companies generally carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock.  The Fund may invest in ETFs, which may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses.  The value of investments in REITs may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs.  Derivatives involve risks different from, and in certain cases, greater than the risks presented by more traditional investments.  Investors will indirectly bear the principal risks and its share of the fees and expenses of the Fund’s investment in other Investment Companies.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisoryfunds.com

Brown Advisory – WMC Strategic European Equity Fund
Schedule of Investments
December 31, 2017 (Unaudited)

Shares	Security Description	Value $
Common Stocks — 97.2%

Austria — 0.6%
226,388	Porr AG	7,548,447

Belgium — 2.9%
497,300	UCB S.A.	39,432,271

Denmark — 3.4%
57,158	ALK-Abello A/S	6,816,916
428,600	DSV A/S	33,724,747
474,870	Spar Nord Bank A/S	5,513,595
		46,055,258
Finland — 5.1%
777,288	Kone OYJ	41,742,372
297,413	Nokian Renkaat OYJ	13,488,927
247,852	Sampo OYJ	13,602,614
		68,833,913
France — 13.9%
734,851	Altran Technologies S.A.	12,227,495
115,968	BioMerieux S.A.	10,383,049
796,319	Elior Group S.A.	16,422,680
1,339,690	Elis S.A.	36,812,090
624,881	Legrand S.A.	48,040,039
101,089	L’Oreal S.A.	22,399,322
218,913	Pernod Ricard S.A.	34,622,079
9,504	Virbac S.A.	1,408,313
115,556	Worldline S.A.*	5,624,279
		187,939,346
Germany — 11.4%
245,489	Beiersdorf AG	28,779,364
376,207	Brenntag AG	23,717,381
981,036	Infineon Technologies AG	26,717,666
370,335	Merck KGaA	39,750,469
409,107	United Internet AG	28,032,409
78,903	Washtec AG	7,427,265
		154,424,554
Italy — 1.0%
66,169	DiaSorin S.p.A.	5,867,544
1,138,741	OVS S.p.A.	7,582,222
		13,449,766
Netherlands — 8.0%
411,527	Heineken NV	42,900,440
1,726,090	ING Groep NV	31,685,287
600,278	Unilever NV	33,797,352
		108,383,079
Spain — 1.0%
209,760	Viscofan S.A.	13,831,095
Sweden — 9.6%
1,961,360	Assa Abloy AB	40,661,863
801,588	Atlas Copco AB	34,593,394
2,281,603	Cloetta AB	8,247,068
1,300,032	Sandvik AB	22,756,663
1,070,217	Trelleborg AB	24,767,436
		131,026,424
Switzerland — 14.7%
1,261	BELIMO Holding AG	5,512,437
241,442	Cie Financiere Richemont S.A.	21,866,888
28,388	Daetwyler Holding AG	5,486,776
56,056	Geberit AG	24,673,973
9,737	INFICON Holding AG*	6,067,414
668,626	Julius Baer Group, Ltd.	40,887,861
99,075	Kuehne & Nagel International AG	17,528,282
3,646	LEM Holding S.A.	6,181,120
46,154	Tecan Group AG	9,585,542
3,370,830	UBS Group AG*	61,931,444
		199,721,737
United Kingdom — 25.6%
374,370	British American Tobacco PLC	25,306,905
1,711,230	Compass Group PLC	36,897,826
374,489	Diploma PLC	6,305,022
2,929,973	Electrocomponents PLC	24,733,678
778,267	Halma PLC	13,223,626
1,126,388	Jardine Lloyd Thompson Group PLC	21,154,183
1,332,182	Prudential PLC	34,117,532
626,387	Reckitt Benckiser Group PLC	58,437,697
4,086,799	Rentokil Initial PLC	17,508,479
2,235,143	Smith & Nephew PLC	38,674,854
234,366	Spirax-Sarco Engineering PLC	17,719,132
977,019	SSP Group PLC	8,973,611
547,621	SuperGroup PLC	14,617,324
1,636,601	UBM PLC	16,476,941
417,296	WH Smith PLC	13,217,650
		347,364,460
Total Common Stocks (Cost $1,047,711,751)		1,318,010,350

Preferred Stocks — 0.7%

Germany — 0.7%
144,891	Fuchs Petrolub SE	7,672,075
14,605	Sartorius AG	1,387,359
Total Preferred Stocks (Cost $7,959,762)		9,059,434

Short-Term Investments — 1.9%

Money Market Funds — 1.9%
25,376,570	Cash Account Trust — Government
	& Agency Portfolio —
	Institutional Shares, 1.22%#	25,376,570
Total Short-Term Investments (Cost $25,376,570)		25,376,570
Total Investments — 99.8% (Cost $1,081,048,083)		1,352,446,354
Other Assets in Excess of Liabilities — 0.2%		3,146,147
NET ASSETS — 100.0%		$1,355,592,501

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory – WMC Strategic European Equity Fund
Schedule of Investments
December 31, 2017 (Unaudited)

PORTFOLIO HOLDINGS
% of Net Assets
United Kingdom	25.6%
Switzerland	14.7%
France	13.9%
Germany	12.1%
Sweden	9.6%
Netherlands	8.0%
Finland	5.1%
Denmark	3.4%
Belgium	2.9%
Money Market Funds	1.9%
Spain	1.0%
Italy	1.0%
Austria	0.6%
Other Assets and Liabilities	0.2%
100.0%

*	Non-Income Producing
#	Annualized seven-day yield as of December 31, 2017.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory – WMC Japan Alpha Opportunities Fund
A Message to Our Shareholders
December 31, 2017

Dear Shareholders:

For the six-months ended December 31, 2017, the Brown Advisory – WMC Japan Alpha Opportunities Fund Institutional Shares (the “Fund”) increased 14.12% in value. During the same period, the TOPIX Total Return Index, the Fund’s benchmark, increased 13.35%.

Stock prices soared during the period, driven in part by an accelerating manufacturing sector. The Bank of Japan’s (BOJ) Tankan Survey reached an 11-year high, indicating robust activity at Japan’s large manufacturers. Economic activity and business sentiment exceeded consensus estimates, even as inflation remained lackluster. Exports also were strong, accelerating to over 16% year-over-year growth in December.

For the period, security selection and sector allocation both contributed to relative outperformance. Stock selection was strongest in the industrials, health care and financials sectors. Selection in the information technology, energy and consumer staples sectors only partially offset these returns. Sector allocations are a residual of our bottom-up stock selection approach.

From an individual stock perspective, top contributors to relative performance during the period included Japan Steel Works (industrials), Alpine Electronics (consumer discretionary) and Kyoritsu Maintenance (consumer discretionary). Japan Steel Works operates two main business lines: steel and energy products, and industrial machinery. Strong demand for plastic products from the auto sector and better-than-expected operating leverage in its machinery business elevated earnings forecasts the last couple of quarters. Alpine Electronics develops, manufactures, and sells audio and navigation products for automobiles. The stock rose as Alps Electric announced it would fully acquire Alpine Electronics at a 30% premium through a share swap. We sold the position during the period and maintain exposure to Alps Electric.

Top detractors from relative performance included Fujitsu (information technology), Ezaki Glico (consumer staples) and our decision not to hold strong-performing benchmark constituent Toyota Motor (industrials). Fujitsu is the largest IT service company in Japan. The stock price fell following the announcement of soft second quarter earnings results. Ezaki Glico manufactures and sells grocery goods. Shares of Ezaki Glico fell on lowered guidance amid weak performance in its China operation.

During the period, we initiated new positions in Sumitomo Electric Industries (consumer discretionary), Shin-Etsu Chemical (materials) and Acom (financials). We eliminated positions in Daicel (materials) and Toray Industries (materials).

Economic data in Japan has continued to show positive signs: strong consumer and business sentiment, tightening labor market, record highs in export volumes and a robust near-term outlook for exports. Within a global context, Japanese equities have remained cheap. Contributing to the attractive opportunity set are corporate reforms and an increased focus on governance, which have resulted in improving fundamentals.

From a factor perspective, we continue to favor value and growth over safety and low volatility factors in light of our outlook for continued late cycle economic growth. Factor breadth remains wide in Japan. This is a good signal for active managers, and we believe equity factors (as opposed to macro factors) and corporate fundamentals should continue to drive returns into 2018.

The Fund used index futures during the period to manage cash flows; we do not believe this to be a material driver of performance over time.

Sincerely,

Kent M. Stahl, CFA
Portfolio Manager

Gregg R. Thomas, CFA
Portfolio Manager

www.brownadvisoryfunds.com

Brown Advisory – WMC Japan Alpha Opportunities Fund
A Message to Our Shareholders
December 31, 2017

Past performance is not a guarantee of future results.

Mutual fund investing involves risk.  Principal loss is possible.  Investments focused in a single geographic region may be exposed to greater risk than investments diversified among various geographies.  Investments in foreign securities entail certain risks not associated with investments in domestic securities, such as volatility of currency exchange rates, and in some cases, political and economic instability and relatively illiquid markets.  These risks are greater in emerging markets.  Investments in smaller and medium capitalization companies generally carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock.  The Fund may invest in ETFs, which may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses.  The value of investments in REITs may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs.  Derivatives involve risks different from, and in certain cases, greater than the risks presented by more traditional investments.  Investors will indirectly bear the principal risks and its share of the fees and expenses of the Fund’s investment in other Investment Companies. Earnings growth is not representative of the fund’s future performance.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisoryfunds.com

Brown Advisory – WMC Japan Alpha Opportunities Fund
Schedule of Investments
December 31, 2017 (Unaudited)

Shares	Security Description	Value $
Common Stocks — 95.3%

Japan — 95.3%

Consumer Discretionary — 24.3%
52,700	Adastria Co., Ltd.	1,064,759
224,900	Aisan Industry Co., Ltd.	2,632,698
79,274	Altech Corp.	1,559,505
98,150	Askul Corp.	2,777,939
292,800	Avex Group Holdings, Inc.	4,159,999
39,400	BELC Co., Ltd.	2,371,425
89,800	Benesse Holdings, Inc.	3,159,511
339,762	Capcom Co., Ltd.	10,744,921
242,600	DaikyoNishikawa Corp.	3,922,743
110,200	DIP Corp.	2,840,391
176,500	Exedy Corp.	5,437,771
272,645	Fuji Media Holdings, Inc.	4,279,435
136,617	FUJIFILM Holdings Corp.	5,574,652
355,200	Funai Electric Co., Ltd.	2,741,742
78,700	Gendai Agency, Inc.	384,158
193,200	H2O Retailing Corp.	4,038,762
602,400	Honda Motor Co., Ltd.	20,558,407
133,620	Honeys Holdings Co., Ltd.	1,398,899
397,800	IDOM, Inc.	2,816,325
10,400	IJT Technology Holdings Co. Ltd.	90,881
261,700	ITOCHU Corp.	4,878,486
123,300	JAC Recruitment Co., Ltd.	2,389,114
131,000	Katitas Co., Ltd.*	3,006,576
328,900	Keihin Corp.	6,679,825
312,679	Kyoritsu Maintenance Co., Ltd.	12,612,693
1,036,710	Mitsubishi Motors Corp.	7,458,187
584,716	NGK Spark Plug Co., Ltd.	14,171,959
252,700	Nikon Corp.	5,085,136
597,215	Nippon Television Holdings, Inc.	10,217,532
203,000	Nishimatsuya Chain Co., Ltd.	2,254,973
282,900	Nissin Kogyo Co., Ltd.	5,599,229
149,089	Pacific Industrial Co., Ltd.	2,312,701
95,700	PAL Group Holdings Co., Ltd.	3,001,041
103,700	Persol Holdings Co., Ltd.	2,596,272
4,414,606	Pioneer Corp.*	8,918,651
197,100	Prestige International, Inc.	2,510,656
53,200	Proto Corp.	762,919
231,800	Relia, Inc.	2,704,156
177,620	Sankyo Co., Ltd.	5,585,575
142,500	Sanyo Shokai, Ltd.	2,811,817
133,566	Seiren Co., Ltd.	2,610,527
413,120	Showa Corp.	5,117,315
26,000	Sohgo Security Services Co., Ltd.	1,413,115
39,700	Strike Co., Ltd.	1,841,296
126,260	TechnoPro Holdings, Inc.	6,845,217
40,800	Tenma Corp.	800,256
365,700	Tokai Rika Co., Ltd.	7,673,835
329,700	Toppan Forms Co., Ltd.	3,725,450
132,800	Toppan Printing Co., Ltd.	1,199,599
911,382	Toyo Tire & Rubber Co., Ltd.	18,729,158
268,000	Toyoda Gosei Co., Ltd.	6,799,641
99,598	Toyota Industries Corp.	6,384,129
132,700	Trusco Nakayama Corp.	3,864,943
122,960	TV Asahi Holdings Corp.	2,466,535
80,000	United Arrows, Ltd.	3,244,452
238,200	XEBIO Holdings Co., Ltd.	4,526,259
		265,354,148
Consumer Staples — 4.5%
14,600	Ain Holdings, Inc.	872,192
418,281	Ajinomoto Co., Inc.	7,869,633
74,400	Cawachi, Ltd.	1,835,034
43,900	Ci:z Holdings Co., Ltd.	2,238,396
39,488	Cocokara Fine, Inc.	2,543,932
298,020	Ezaki Glico Co., Ltd.	14,864,965
439,000	Itoham Yonekyu Holdings, Inc.	4,012,944
83,320	Matsumotokiyoshi Holdings Co., Ltd.	3,422,875
22,500	Morinaga & Co., Ltd.	1,138,877
205,561	Seven & I Holdings Co., Ltd.	8,515,654
54,300	Warabeya Nichiyo Holdings Co., Ltd.	1,537,451
		48,851,953
Energy — 1.4%
747,100	Inpex Corp.	9,298,422
239,100	Japan Petroleum Exploration Co., Ltd.	6,320,165
		15,618,587
Financials — 16.7%
2,723,105	Acom Co., Ltd.*	11,441,079
66,127	Bank of Kyoto, Ltd.	3,434,162
183,000	Chiba Bank, Ltd.	1,517,575
62,800	Chugoku Bank, Ltd.	836,962
286,400	Concordia Financial Group, Ltd.	1,722,544
650,400	Dai-ichi Life Holdings Co., Inc.	13,367,115
233,000	Fukuoka Financial Group, Inc.	1,303,799
151,800	Hachijuni Bank, Ltd.	867,434
103,900	Hiroshima Bank, Ltd.	901,459
315,900	Ichiyoshi Securities Co., Ltd.	3,594,404
106,700	Japan Post Bank Co., Ltd.	1,385,792
219,500	Japan Post Holdings Co., Ltd.	2,514,134
140,600	Kyushu Financial Group, Inc.	847,438
297,200	Mebuki Financial Group, Inc.*	1,255,537
6,022,033	Mitsubishi UFJ Financial Group, Inc.	43,828,146
10,551,000	Mizuho Financial Group, Inc.	19,077,155
385,200	Resona Holdings, Inc.	2,295,319
229,600	San-In Godo Bank, Ltd.	2,210,511
119,600	Shinsei Bank, Ltd.	2,061,037
138,000	Shizuoka Bank, Ltd.	1,420,555
537,200	Sumitomo Mitsui Financial Group, Inc.	23,155,744
304,460	Sumitomo Mitsui Trust Holdings, Inc.	12,046,267
770,000	T&D Holdings, Inc.	13,136,579
468,000	Tochigi Bank, Ltd.	1,880,570
172,865	Tokio Marine Holdings, Inc.	7,862,428
99,430	Tokyo TY Financial Group, Inc.	2,871,650
75,000	Yamaguchi Financial Group, Inc.	888,853
122,300	Zenkoku Hosho Co., Ltd.	5,253,670
		182,977,918
Health Care — 5.5%
159,600	Asahi Intecc Co., Ltd.	5,469,996
108,800	CMIC Holdings Co., Ltd.	1,944,003
111,900	Eisai Co., Ltd.	6,356,996

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory – WMC Japan Alpha Opportunities Fund
Schedule of Investments
December 31, 2017 (Unaudited)

Shares	Security Description	Value $
Common Stocks — 95.3% (Continued)

Japan — 95.3% (Continued)

Health Care — 5.5% (Continued)
130,400	EPS Holdings, Inc.	2,945,342
89,500	Nippon Shinyaku Co., Ltd.	6,657,440
502,800	Nipro Corp.	7,430,965
139,300	ONO Pharmaceutical Co., Ltd.	3,240,357
45,000	PeptiDream, Inc.*	1,535,042
63,529	SMS Co., Ltd.	1,996,901
144,540	Suzuken Co., Ltd.	5,934,286
300,300	Takeda Pharmaceutical Co., Ltd.	17,002,290
		60,513,618
Industrials — 13.3%
678,600	Chiyoda Corp.	4,987,895
22,224	Daifuku Co., Ltd.	1,207,445
90,700	Daiseki Co., Ltd.	2,521,752
261,100	DMG Mori Co., Ltd.	5,375,393
499,526	Hazama Ando Corp.	3,903,949
461,995	Hino Motors, Ltd.	5,967,296
140,900	Hisaka Works, Ltd.	1,495,151
219,830	Hitachi Metals, Ltd.	3,144,125
193,600	Hosiden Corp.	2,848,200
130,400	IHI Corp.	4,324,902
125,500	Jamco Corp.	2,951,823
189,400	Japan Steel Works, Ltd.	6,084,695
327,600	JGC Corp.	6,329,046
113,242	Kawasaki Heavy Industries, Ltd.	3,961,731
135,500	Kyudenko Corp.	6,543,175
301,200	Mitsubishi Heavy Industries, Ltd.	11,229,964
36,600	Mitsui O.S.K. Lines, Ltd.	1,216,371
570,375	NGK Insulators, Ltd.	10,744,182
397,293	Nippon Yusen K.K.	9,666,784
382,800	Sanwa Holdings Corp.	5,260,620
44,568	SHO-BOND Holdings Co., Ltd.	3,172,219
123,300	Sodick Co., Ltd.	1,597,430
918,784	Sumitomo Electric Industries, Ltd.	15,488,218
209,100	Tadano, Ltd.	3,456,351
347,000	Tokai Carbon Co., Ltd.	4,281,636
691,000	Toshiba Machine Co., Ltd.	5,137,986
276,500	Toyo Engineering Corp.	3,186,936
183,180	Tsubaki Nakashima Co., Ltd.	4,353,778
357,300	Ushio, Inc.	5,096,658
		145,535,711
Information Technology — 14.1%
27,206	Alpha Systems, Inc.	592,388
683,178	Alps Electric Co., Ltd.	19,433,255
257,500	Canon, Inc.	9,593,960
724,100	Citizen Watch Co., Ltd.	5,303,662
54,000	Cresco, Ltd.	2,235,445
669,456	DeNA Co., Ltd.	13,782,139
57,100	Enplas Corp.	2,364,696
342,847	Ferrotec Holdings Corp.	6,958,323
3,375,739	Fujitsu, Ltd.	23,932,412
533,900	GREE, Inc.	3,346,549
148,800	Hitachi High-Technologies Corp.	6,253,976
175,900	LAC Co., Ltd.	2,530,558
70,120	Melco Holdings, Inc.	2,406,857
125,500	Micronics Japan Co., Ltd.	1,291,181
80,400	Miraial Co., Ltd.	1,332,040
391,400	Nichicon Corp.	5,105,225
144,400	Nippon Ceramic Co., Ltd.	3,700,967
131,700	Outsourcing, Inc.	2,394,157
156,700	Ricoh Co., Ltd.	1,452,110
190,884	SCSK Corp.	8,785,787
616,800	Shinko Electric Industries Co., Ltd.	4,983,563
100,200	SIIX Corp.	4,292,752
145,000	SMK Corp.	816,444
54,600	Systena Corp.	1,741,868
67,400	TechMatrix Corp.	1,181,109
221,560	Tokyo Seimitsu Co., Ltd.	8,718,785
43,100	UT Group Co., Ltd.	1,247,646
56,000	W-Scope Corp.	1,157,175
994,923	Yahoo! Japan Corp.	4,558,231
158,100	Yume No Machi Souzou Iinkai Co., Ltd.	2,894,700
		154,387,960
Materials — 10.8%
144,700	Chubu Steel Plate Co., Ltd.	1,072,327
116,400	Denka Co., Ltd.	4,644,838
109,779	DIC Corp.	4,129,969
419,740	JFE Holdings, Inc.	10,030,705
501,980	JSR Corp.	9,861,032
329,019	Kanto Denka Kogyo Co., Ltd.	3,980,922
158,400	KH Neochem Co., Ltd.	4,052,089
492,801	Kobe Steel, Ltd.	4,547,891
236,100	Kyoei Steel, Ltd.	4,494,775
296,033	MINEBEA MITSUMI, Inc.	6,174,411
25,746	Mitsubishi Materials Corp.	913,609
327,600	Nakayama Steel Works, Ltd.	2,105,211
165,900	Neturen Co., Ltd.	1,814,493
62,400	Nippon Shokubai Co., Ltd.	4,206,397
306,300	NOK Corp.	7,127,743
128,700	Pacific Metals Co., Ltd.*	3,563,738
89,977	Shin-etsu Chemical Co., Ltd.	9,116,740
423,776	Sumitomo Chemical Co., Ltd.	3,032,392
295,700	Sumitomo Riko Co., Ltd.	3,155,433
107,000	Taiheiyo Cement Corp.	4,606,747
66,000	Tocalo Co., Ltd.	2,933,801
90,100	Tokyo Ohka Kogyo Co., Ltd.	3,878,357
1,001,500	Tokyo Steel Manufacturing Co., Ltd.	8,973,947
56,700	Toyo Seikan Group Holdings, Ltd.	910,165
71,200	UACJ Corp.	1,856,298
218,410	Yamato Kogyo Co., Ltd.	6,326,318
		117,510,348
Real Estate — 2.2%
1,484,200	Ichigo, Inc.	5,607,800
442,200	Kenedix, Inc.	2,697,957
330,400	Mitsubishi Estate Co., Ltd.	5,736,749
394,000	Sekisui House, Ltd.	7,107,235
627,600	Takara Leben Co., Ltd.	2,769,120
		23,918,861

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory – WMC Japan Alpha Opportunities Fund
Schedule of Investments
December 31, 2017 (Unaudited)

Shares	Security Description	Value $
Common Stocks — 95.3% (Continued)

Japan — 95.3% (Continued)

Telecommunication Services — 1.8%
291,129	Nippon Telegraph & Telephone Corp.	13,687,171
71,600	SoftBank Group Corp.	5,668,613
		19,355,784
Utilities — 0.7%
133,600	Chubu Electric Power Co, Inc.	1,657,135
92,800	Chugoku Electric Power Co., Inc.	996,229
45,000	Electric Power Development Co., Ltd.	1,210,482
77,100	Nippon Gas Co., Ltd.	2,795,906
350,900	Tokyo Electric Power Co. Holdings, Inc.*	1,384,888
		8,044,640
Total Common Stocks (Cost $798,625,263)		1,042,069,528

Real Estate Investment Trusts — 0.1%

Japan — 0.1%
221	Hoshino Resorts, Inc.	1,072,881
Total Real Estate Investment Trusts (Cost $1,171,822)		1,072,881

Short-Term Investments — 4.5%

Money Market Funds — 4.5%
49,598,493	Cash Account Trust — Government
	& Agency Portfolio —
	Institutional Shares, 1.22%#	49,598,493
Total Short-Term Investments (Cost $49,598,493)		49,598,493
Total Investments — 99.9% (Cost $849,395,578)		1,092,740,902
Other Assets in Excess of Liabilities — 0.1%		962,970
NET ASSETS — 100.0%		$1,093,703,872

PORTFOLIO HOLDINGS
% of Net Assets
Consumer Discretionary	24.3%
Financials	16.7%
Information Technology	14.1%
Industrials	13.3%
Materials	10.8%
Health Care	5.5%
Money Market Funds	4.5%
Consumer Staples	4.5%
Real Estate	2.2%
Telecommunication Services	1.8%
Energy	1.4%
Utilities	0.7%
Real Estate Investment Trusts	0.1%
Other Assets and Liabilities	0.1%
100.0%

*	Non-Income Producing
#	Annualized seven-day yield as of December 31, 2017.

Futures Contracts — Long (Note 6)
			Notional	Notional	Unrealized Appreciation
Issue	Contracts	Expiration Date	Amount	Value	(Depreciation)
TOPIX Index Futures Contracts^	205	3/8/18	$32,311,366	$33,058,354	$746,988

^	Contracts are denominated in Japanese Yen. Notional amount, notional value and unrealized appreciation (depreciation) have been translated into U.S. Dollars as of December 31, 2017.

There is $59,158 of variation margin due from the Fund to the broker as of December 31, 2017.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory – Somerset Emerging Markets Fund
A Message to Our Shareholders
December 31, 2017

Dear Shareholders:

During the six-month period ended December 31, 2017, the Brown Advisory – Somerset Emerging Markets Fund Institutional Shares (the “Fund”) returned 11.59% in value. During the same period, the MSCI Emerging Markets Index, the Fund’s benchmark, returned 15.92%, resulting in relative underperformance of the Fund of 4.33%.

For the six months ended December 31, 2017, a large part of the underperformance came from the Fund’s continued underweight to Chinese internet technology names, which performed strongly relative to our holdings in Korean and Taiwanese technology hardware. The Fund remains underweight this area due to the Fund’s quality bias. We remain cautious on the valuation risks associated with unproven businesses trading on over 40x earnings and on the governance risk associated with Variable Interest Entity corporate structures which underpin the Chinese securities. Despite the relative performance, we are content with the risk or valuation-adjusted returns over the period and expect to pick this up through strong capital protection over a market cycle.

From an individual stock perspective, the key contributors during the period were Win Semiconductors and SK Hynix. As the key supplier of 3D imaging technology in Apple’s iPhone X, Win Semiconductors experienced surging profits throughout 2017. SK Hynix was the beneficiary of rising prices for both DRAM and NAND chips during the period. The primary detractor was Union National Bank, which was hurt by slow regional economic growth across the Persian Gulf and tightening liquidity across its sector.

We made four buys during the second half of 2017, which along with trims and additions brought portfolio turnover to 3.65% on an NAV basis. The Fund bought Sberbank (Russia), Alpha Bank (Greece), Henderson Land Development (Hong Kong) and petroleum trading and distribution company Akr Corporindo (Indonesia). In particular, we initiated our position in Sberbank based on its dominant position in the Russian banking sector, cheap valuation and a strong macroeconomic environment (namely a banking sector oversupplied with liquidity and supported by a disciplined Russian Central Bank).

This year, like last year, we reiterate our view that emerging markets are in a long-term bull market which started at the beginning of 2016. There are three factors driving this: 1) emerging markets remain cheap by historical standards, with the main MSCI emerging markets benchmark still below the high watermark set in 2007; 2) a new global trade and capital cycle started in 2016 with the votes for Brexit and Donald Trump. We expect global trade growth to be faster-than-expected for the next three or four years; and 3) returns on capital across a number of industries and countries have begun to bottom out after having suffered from over-investment through the last bull market phase.

In terms of portfolio positioning, we expect large weightings in financials, technology and consumer stocks to give us a strong, but balanced, exposure to growth drivers in the emerging market economies. We now also have more cyclical exposure in the portfolio than at any time since the inception of the Fund (in oil and gas and Russia) and we are looking at other cyclical and value areas of the market for more exposure.

Sincerely,

Edward Lam
Lead Portfolio Manager

Edward Robertson
Portfolio Manager

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund may invest in ETFs, which may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses. The Fund may invest in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater in emerging markets. Derivatives may involve certain costs and risks such as liquidity, interest rate, market, credit, management, and the risk that a position could not be closed when most advantageous. Investing in derivatives could lose more than the amount invested. The Fund invests in smaller and medium-sized companies which carry greater risk than is associated with larger companies for various reasons, such as narrower markets, limited financial resources and less liquid stock.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisoryfunds.com

Brown Advisory – Somerset Emerging Markets Fund
Schedule of Investments
December 31, 2017 (Unaudited)

Shares	Security Description	Value $
Common Stocks — 95.9%

Brazil — 5.1%
1,890,571	Ambev S.A.	12,134,542
2,060,856	Porto Seguro S.A.†	22,570,702
		34,705,244
Chile — 4.7%
3,221,349	AFP Habitat S.A.†	4,910,019
8,604,446	Aguas Andinas S.A.	5,696,216
1,247,316	Cia Cervecerias Unidas S.A.†	18,702,646
1,399,468	Inversiones Aguas Metropolitanas S.A.	2,655,896
		31,964,777
China — 3.7%
242,500	China Mobile, Ltd.	2,452,171
5,581,216	CNOOC, Ltd.	8,012,489
924,359	Henderson Land Development Co., Ltd.	6,077,664
792,000	Hengan International Group Co., Ltd.	8,769,015
		25,311,339
Greece — 0.5%
1,546,412	Alpha Bank AE*	3,315,523

Hungary — 8.6%
1,948,488	MOL Hungarian Oil & Gas PLC†	22,591,441
864,003	OTP Bank PLC†	35,684,212
		58,275,653
India — 9.4%
412,194	Axis Bank, Ltd.	3,636,598
1,572,168	HCL Technologies, Ltd.	21,934,364
175,577	Hero MotoCorp, Ltd.	10,399,703
2,642,281	Power Grid Corp. of India, Ltd.	8,280,350
211,978	Shriram Transport Finance Co., Ltd.	4,913,688
3,032,933	Yes Bank, Ltd.	14,942,559
		64,107,262
Indonesia — 2.9%
6,534,100	AKR Corporindo Tbk PT	3,058,156
49,751,983	Telekomunikasi Indonesia Persero Tbk PT	16,283,501
		19,341,657
Nigeria — 0.7%
160,191,125	Access Bank PLC†	4,649,992

Philippines — 1.8%
14,964,680	Aboitiz Power Corp.†	12,444,342

Poland — 3.5%
780,262	Eurocash S.A.	5,933,304
1,498,765	Powszechny Zaklad Ubezpieczen S.A.	18,128,570
		24,061,874
Portugal — 1.2%
403,599	Jeronimo Martins SGPS S.A.	7,837,999

Russia — 1.5%
591,934	Sberbank of Russia PJSC ADR	10,006,142

South Africa — 5.3%
3,036,292	Sanlam, Ltd.	21,279,769
837,855	Shoprite Holdings, Ltd.	14,976,931
		36,256,700
South Korea — 20.0%
121,230	KT&G Corp.	13,062,114
3,889	NCSoft Corp.	1,622,899
839,940	Nexen Tire Corp.†	9,264,665
51,279	NongShim Co., Ltd.†	16,960,488
12,226	Samsung Electronics Co., Ltd.	29,047,891
84,235	Samsung Fire & Marine Insurance Co., Ltd.	21,003,383
634,572	SK Hynix, Inc.	45,071,324
		136,032,764
Taiwan — 10.2%
708,000	eMemory Technology, Inc.†	10,158,980
872,400	Formosa International Hotels Corp.†	4,514,663
8,939,000	Pou Chen Corp.†	11,553,524
869,000	President Chain Store Corp.	8,276,096
1,163,750	Taiwan Semiconductor Manufacturing Co., Ltd.	8,910,921
2,699,584	Win Semiconductors Corp.	25,512,852
		68,927,036
Turkey — 4.7%
2,217,828	Aksa Akrilik Kimya Sanayii A/S†	7,514,863
2,629,499	Anadolu Hayat Emeklilik A/S†	5,723,088
196,051	AvivaSA Emeklilik ve Hayat A/S†	937,197
10,425,279	Turk Telekomunikasyon A/S *	17,686,595
		31,861,743
United Arab Emirates — 2.4%
4,384,282	First Abu Dhabi Bank	12,225,340
3,988,700	Union National Bank†	4,126,897
		16,352,237
United Kingdom — 9.7%
492,170	Coca-Cola HBC AG*	16,073,288
2,555,650	HSBC Holdings PLC	26,275,448
613,862	X5 Retail Group NV GDR*	23,185,568
		65,534,304
Total Common Stocks (Cost $498,063,016)		650,986,588

Short-Term Investments — 3.5%

Money Market Funds — 3.5%
24,045,104	Cash Account Trust — Government
	& Agency Portfolio —
	Institutional Shares, 1.22%#	24,045,104
Total Short-Term Investments (Cost $24,045,104)		24,045,104
Total Investments — 99.4% (Cost $522,108,120)		675,031,692
Other Assets in Excess of Liabilities — 0.6%		4,072,821
NET ASSETS — 100.0%		$679,104,513

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory – Somerset Emerging Markets Fund
Schedule of Investments
December 31, 2017 (Unaudited)

PORTFOLIO HOLDINGS
% of Net Assets
South Korea	20.0%
Taiwan	10.2%
United Kingdom	9.7%
India	9.4%
Hungary	8.6%
South Africa	5.3%
Brazil	5.1%
Chile	4.7%
Turkey	4.7%
China	3.7%
Poland	3.5%
Money Market Funds	3.5%
Indonesia	2.9%
United Arab Emirates	2.4%
Philippines	1.8%
Russia	1.5%
Portugal	1.2%
Nigeria	0.7%
Greece	0.5%
Other Assets and Liabilities	0.6%
100.0%

ADR — American Depository Receipt
GDR — Global Depository Receipt
*	Non-Income Producing
†	All or a portion of this security is considered illiquid. At December 31, 2017, the total market value of securities considered illiquid was $74,818,960 or 11.0% of net assets.
#	Annualized seven-day yield as of December 31, 2017.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory – Macquarie Asia New Stars Fund
A Message to Our Shareholders
December 31, 2017

Dear Shareholders:

During the six-month period ended December 31, 2017, the Brown Advisory – Macquarie Asia New Stars Fund Institutional Shares (the “Fund”) increased 10.58% in value. During the same period, the MSCI AC Asia ex Japan SMID Cap Index (the “Index”), the Fund’s benchmark, increased 14.81%.

Asian equities sustained their rally from the start of 2017 into the second half of the year as markets–underpinned by increasing earnings expectations–rose further. Despite this year’s impressive rally, investor optimism for Asia’s outlook remains high with the region’s 12-month forward earnings currently expected to rise by over 15%.

Two key themes drove Asian markets throughout 2017: the continued economic strength of China and a compelling rally across the information technology (IT) sector in the region which produced meaningful returns for investors. The Fund benefitted from this rally in the second half of 2017 delivering attractive returns across both Greater China and the IT sector; countries including China and Taiwan were large beneficiaries of increased IT product demand with the launch of the new iPhone proving to be a catalyst.

The Fund’s positioning across the financials sector contributed the most to relative performance against the Index. Favorable stock picking in high conviction Indian diversified financials, as well as Philippine and South Korean bank positions, helped the Fund outperform.

Despite China being one the best contributors to the Fund’s performance vs. the Index in 2017, it was the key detractor in the second half of the year. The negative performance of this allocation came from a combination of share price decline in a key holding and an underweight to Chinese property developers. The Chinese property sector outperformed the broader Index by almost 2.5 times during the period and rose by nearly half for the full year. Chinese property developers are highly reliant on external funding to support their activities and there are clear signs that this is again under pressure as policymakers turn their focus on curbing property prices. Given the unfolding dynamics of the industry, our outlook for the sector remains negative. We are focused on delivering returns to investors via quality investments with strong balance sheets, sustainable profitability and management teams in whom we trust. While 2017 (and even 2016) proved challenging for the Fund in an environment where lower-quality companies thrived, we believe our focus on sustainable businesses will reward and protect investors when volatility returns.

In addition to the Chinese underperformance, certain stocks in which we have high long-term conviction suffered stock-specific and short-term headwinds during the period. Recognizing their attractive valuations, we opportunistically increased the Fund’s positions in a number of these stocks, and have since seen them rally from their low-points coming into the end of 2017.

From an individual stock perspective, Shriram Transport Finance (an Indian commercial vehicle finance provider) contributed the most to the Fund’s performance rising 50.5% after discontinuing merger discussions with IDFC in October. Investors were concerned that the planned merger would hold little benefit for Shriram, and viewed its cancellation positively. The release of strong financial results for 2Q 2017 in early November added further support to the rally. We added further to the Fund’s position in Shriram in late October prior to the release of the 2Q 2017 result, recognizing both its undemanding valuation and potential to benefit from the Indian government’s focus on economic growth. In our view, the company still trades at a reasonable valuation and we believe it should benefit from improvements to both the economy and asset quality; a recent research trip to India during which we met with both high- and lower-level company management, as well as numerous customers, reinforced our investment thesis and supported this view.

Indonesia was the only country where the Fund produced a negative return over the period, dragged down by the -30.8% return of Matahari Department Store–one of the Fund’s worst-performing stocks over the six-month period. Matahari faced short-term issues as weak Indonesian consumption and lower-than-expected sales during a June religious holiday led the company to revise their same-store sales growth outlook for FY2017. The market reaction led to a period of share price declines from June to a low at the end of October. After a company visit in early November strengthened our conviction in Matahari, we increased the Fund’s position based on what we see as attractive valuation and our belief that the stock was poised to outperform as Indonesian consumption recovered. Since increasing our position size, Matahari has performed well and rallied off its lows; we continue to hold a high level of optimism in the outlook for this position.

During the quarter, the Fund continued taking profits in information technology stocks which had experienced strong rallies during the year. We then deployed the cash into higher conviction stock ideas, particularly those where recent volatility provided an opportunity to increase position sizes at an attractive valuation.

www.brownadvisoryfunds.com

Brown Advisory – Macquarie Asia New Stars Fund
A Message to Our Shareholders
December 31, 2017

Despite the (often rapid) changing market dynamics, we remain conservative and patient investors in Asian equity markets. We will continue to look for select investments that leverage Asia’s sustainable growth themes, as we believe this approach will be rewarded in the long term.

Sincerely,

Sam Le Cornu
Portfolio Manager

John Bugg
Portfolio Manager

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund may invest in foreign securities which involve political, economic and currency risks, greater volatility and differences in accounting methods. These risks are greater for investments in emerging markets. Derivatives may involve certain costs and risks such as liquidity, interest rate, market, credit, management, and the risk that a position could not be closed when most advantageous. Investing in derivatives could lose more than the amount invested. Investments in small and medium capitalization companies generally carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock. The Fund may invest in ETFs, which may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses. In addition, the fund is susceptible to risks from investments in derivatives, private placements, REITs, and its investments in other investment companies.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisoryfunds.com

Brown Advisory – Macquarie Asia New Stars Fund
Schedule of Investments
December 31, 2017 (Unaudited)

Shares	Security Description	Value $
Common Stocks — 94.2%

China — 39.9%
206,903	Autohome, Inc. ADR	13,380,417
70,000	China Biologic Products Holdings, Inc.*	5,513,900
71,134	China Lodging Group, Ltd. ADR	10,273,884
2,865,000	China Medical System Holdings, Ltd.	6,669,123
23,324,000	China Power International Development, Ltd.	6,119,696
7,360,000	China State Construction
	International Holdings, Ltd.	10,281,057
20,397,000	Guotai Junan International Holdings, Ltd.	6,379,340
1,407,000	Haier Electronics Group Co., Ltd.	3,835,169
1,228,000	Kingsoft Corp., Ltd.	4,068,557
13,320,000	Li & Fung, Ltd.	7,298,801
6,940,500	Li Ning Co., Ltd.*	5,613,047
3,486,000	Melco International Development, Ltd.	10,222,675
47,555	New Oriental Education &
	Technology Group, Inc. ADR	4,470,170
41,400	Sohu.com, Inc.*	1,794,690
192,400	Tarena International, Inc. ADR	2,884,076
5,454,000	Zhejiang Expressway Co., Ltd.	5,996,513
1,608,700	Zhuzhou CRRC Times Electric Co., Ltd.	10,440,573
		115,241,688
India — 15.4%
334,101	Apollo Hospitals Enterprise, Ltd.	6,297,280
1,198,066	Castrol India, Ltd.	3,623,467
1,640,565	Petronet LNG, Ltd.	6,533,696
576,638	Shriram Transport Finance Co., Ltd.	13,366,573
286,765	Tata Chemicals, Ltd.	3,286,717
234,544	UPL, Ltd.	2,800,667
1,703,292	Yes Bank, Ltd.	8,391,726
		44,300,126
Indonesia — 3.6%
9,091,400	Matahari Department Store Tbk†	6,678,850
1,377,500	United Tractors Tbk	3,594,141
		10,272,991
Philippines — 2.5%
3,596,700	Metropolitan Bank & Trust Co.†	7,297,090

Singapore — 0.9%
491,100	Singapore Exchange, Ltd.	2,727,022

South Korea — 19.2%
14,879	CJ Logistics Corp.*	1,945,659
19,741	Com2uS Corp.	2,507,441
23,049	Hugel, Inc.*	12,003,727
72,087	Hyundai Engineering & Construction Co., Ltd.	2,444,121
35,700	Innox Advanced Materials Co., Ltd.*	2,844,043
179,344	KB Financial Group, Inc.	10,614,137
12,440	KCC Corp.	4,419,235
66,958	Korea Kolmar Co., Ltd.	5,120,678
57,000	Samsung Card Co., Ltd.	2,108,529
43,201	Samsung SDI Co., Ltd.	8,236,092
28,460	S-Oil Corp.	3,108,523
		55,352,185
Taiwan — 11.1%
234,000	Airtac International Group	4,191,578
367,000	General Interface Solution Holding, Ltd.	2,432,805
377,300	Gourmet Master Co., Ltd.	5,499,532
3,539,346	Macronix International Co., Ltd.*	5,228,239
993,000	Nanya Technology Corp.	2,527,584
2,626,000	Pou Chen Corp.	3,394,066
544,000	TCI Co., Ltd.	5,246,501
1,635,000	Zhen Ding Technology Holding, Ltd.	3,579,955
		32,100,260
Thailand — 1.6%
8,205,400	Home Product Center PCL	3,222,741
1,016,700	Minor International PCL	1,364,855
		4,587,596
Total Common Stocks (Cost $245,564,862)		271,878,958

Real Estate Investment Trusts — 1.0%

Singapore — 1.0%
3,148,900	Mapletree Greater China Commercial Trust	2,895,919
Total Real Estate Investment Trusts (Cost $2,081,708)		2,895,919

Short-Term Investments — 4.3%

Money Market Funds — 4.3%
12,342,846	Cash Account Trust — Government
	& Agency Portfolio —
	Institutional Shares, 1.22%#	12,342,846
Total Short-Term Investments (Cost $12,342,846)		12,342,846
Total Investments — 99.5% (Cost $259,989,416)		287,117,723
Other Assets in Excess of Liabilities — 0.5%		1,495,467
NET ASSETS — 100.0%		$288,613,190

PORTFOLIO HOLDINGS
% of Net Assets
China	39.9%
South Korea	19.2%
India	15.4%
Taiwan	11.1%
Money Market Funds	4.3%
Indonesia	3.6%
Philippines	2.5%
Singapore	1.9%
Thailand	1.6%
Other Assets and Liabilities	0.5%
100.0%

ADR — American Depositary Receipt
*	Non-Income Producing
†	All or a portion of this security is considered illiquid. At December 31, 2017, the total market value of securities considered illiquid was $4,117,085 or 1.4% of net assets.
#	Annualized seven-day yield as of December 31, 2017.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Statements of Assets and Liabilities
December 31, 2017 (Unaudited)

	BROWN	BROWN	BROWN	BROWN
	ADVISORY	ADVISORY	ADVISORY	ADVISORY
	GROWTH	FLEXIBLE	EQUITY	SUSTAINABLE
	EQUITY	EQUITY	INCOME	GROWTH
	FUND	FUND	FUND	FUND
ASSETS
Investments:
Total investments, at cost	$1,098,998,920	$275,061,324	$70,942,736	$331,289,546
Net unrealized appreciation (depreciation)	780,230,044	176,620,040	46,157,110	168,531,924
Total investments, at market value	1,879,228,964	451,681,364	117,099,846	499,821,470
Cash	—	28,368	—	—
Receivables:
Investments sold	—	2,982,709	—	—
Fund shares sold	2,071,480	511,857	16,572	803,956
Interest and dividends	526,226	289,748	294,757	269,622
Prepaid expenses and other assets	75,500	49,576	51,255	46,854
Total Assets	1,881,902,170	455,543,622	117,462,430	500,941,902
LIABILITIES
Payables:
Investments purchased	—	—	—	2,538,471
Fund shares redeemed	946,617	61,785	—	75,235
Distribution to shareholders	1,386	—	—	—
Accrued Liabilities:
Investment advisory fees	975,593	232,136	60,448	252,793
Service fees	205,260	43,614	11,213	29,494
Administration, accounting and transfer agent fees	134,653	31,341	8,179	33,206
Business management fees	81,299	19,345	5,037	21,066
Trustee fees	11,959	2,830	746	2,977
Distribution fees	11,675	8,366	4,132	247,907
Professional fees	21,075	12,883	10,820	12,990
Custody fees	9,499	1,944	906	1,814
Other liabilities	35,768	6,491	4,691	9,244
Total Liabilities	2,434,784	420,735	106,172	3,225,197
NET ASSETS	$1,879,467,386	$455,122,887	$117,356,258	$497,716,705

COMPONENTS OF NET ASSETS
Paid-in capital	$1,074,394,453	$279,534,052	$69,610,036	$318,822,738
Undistributed (Accumulated) net investment income (loss)	(4,557,557)	18,901	36,504	(847,895)
Accumulated net realized gain (loss)	29,400,446	(1,050,106)	1,552,608	11,209,938
Unrealized appreciation (depreciation) on investments	780,230,044	176,620,040	46,157,110	168,531,924
NET ASSETS	$1,879,467,386	$455,122,887	$117,356,258	$497,716,705
COMPUTATION OF NET ASSET VALUE
Institutional Shares:
Net assets	$284,431,789	$113,688,544	$30,572,901	$264,809,311
Shares outstanding (unlimited shares authorized)	13,554,720	5,475,351	2,091,649	12,702,414
Net asset value per share	$20.98	$20.76	$14.62	$20.85
Investor Shares:
Net assets	$1,589,131,291	$335,237,344	$84,158,668	$48,951,631
Shares outstanding (unlimited shares authorized)	76,389,599	16,165,129	5,759,314	2,370,260
Net asset value per share	$20.80	$20.74	$14.61	$20.65
Advisor Shares:
Net assets	$5,904,306	$6,196,999	$2,624,689	$183,955,763
Shares outstanding (unlimited shares authorized)	298,015	298,302	179,921	9,033,933
Net asset value per share	$19.81	$20.77	$14.59	$20.36

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Statements of Assets and Liabilities
December 31, 2017 (Unaudited)

	BROWN	BROWN	BROWN	BROWN
	ADVISORY	ADVISORY	ADVISORY	ADVISORY
	MID-CAP	SMALL-CAP	SMALL-CAP	GLOBAL
	GROWTH	GROWTH	FUNDAMENTAL	LEADERS
	FUND	FUND	VALUE FUND	FUND
ASSETS
Investments:
Total investments, at cost	$8,577,786	$599,205,567	$940,992,698	$38,629,711
Net unrealized appreciation (depreciation)	86,837	171,873,829	358,618,211	12,544,388
Total investments, at market value	8,664,623	771,079,396	1,299,610,909	51,174,099
Cash	—	15	11	—
Foreign currency (Cost $—, $—, $— and $611,343, respectively)	—	—	—	626,319
Receivables:
Investments sold	—	—	463,472	—
Fund shares sold	1,545,070	2,193,732	1,984,326	772,000
Interest and dividends	1,745	176,136	3,089,213	28,147
Due from advisor, net	5,567	—	—	—
Prepaid expenses and other assets	19,821	69,453	56,303	18,495
Total Assets	10,236,826	773,518,732	1,305,204,234	52,619,060
LIABILITIES
Payables:
Investments purchased	1,097,536	6,532,368	524,269	471,642
Fund shares redeemed	—	260,537	266,381	—
Accrued Liabilities:
Investment advisory fees	—	548,861	949,579	12,379
Service fees	607	50,747	117,185	6,351
Administration, accounting and transfer agent fees	452	51,595	92,058	3,947
Business management fees	202	32,286	55,858	2,117
Trustee fees	247	4,203	8,251	290
Distribution fees	—	33,220	44,508	—
Professional fees	4,295	15,277	18,679	10,349
Custody fees	2,538	3,587	6,666	3,681
Other liabilities	2,235	20,029	19,251	3,697
Total Liabilities	1,108,112	7,552,710	2,102,685	514,453
NET ASSETS	$9,128,714	$765,966,022	$1,303,101,549	$52,104,607

COMPONENTS OF NET ASSETS
Paid-in capital	$9,046,132	$600,525,611	$931,566,675	$40,935,686
Undistributed (Accumulated) net investment income (loss)	(1,166)	(6,069,821)	782,332	(16,566)
Accumulated net realized gain (loss)	(3,089)	(363,597)	12,134,331	(1,374,557)
Unrealized appreciation (depreciation) on investments	86,837	171,873,829	358,618,211	12,544,388
Unrealized appreciation (depreciation) on foreign currency/receivables	—	—	—	15,656
NET ASSETS	$9,128,714	$765,966,022	$1,303,101,549	$52,104,607
COMPUTATION OF NET ASSET VALUE
Institutional Shares:
Net assets	$—	$366,656,378	$391,921,993	$—
Shares outstanding (unlimited shares authorized)	—	9,892,211	13,774,862	—
Net asset value per share	$—	$37.07	$28.45	$—
Investor Shares:
Net assets	$9,128,714	$380,238,009	$886,374,921	$52,104,607
Shares outstanding (unlimited shares authorized)	888,411	20,476,792	31,170,086	3,994,263
Net asset value per share	$10.28	$18.57	$28.44	$13.04
Advisor Shares:
Net assets	$—	$19,071,635	$24,804,635	$—
Shares outstanding (unlimited shares authorized)	—	1,072,629	875,259	—
Net asset value per share	$—	$17.78	$28.34	$—

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Statements of Assets and Liabilities
December 31, 2017 (Unaudited)

	BROWN	BROWN	BROWN
	ADVISORY	ADVISORY	ADVISORY
	INTERMEDIATE	TOTAL	STRATEGIC
	INCOME	RETURN	BOND
	FUND	FUND	FUND
ASSETS
Investments:
Total investments – unaffiliated, at cost	$106,250,908	$124,238,243	$139,084,600
Total investments – affiliated, at cost (Note 3)	30,238,441	—	—
Total cost of investments	136,489,349	124,238,243	139,084,600
Net unrealized appreciation (depreciation) – unaffiliated	(65,042)	307,079	651,354
Net unrealized appreciation (depreciation) – affiliated (Note 3)	(735,829)	—	—
Total unrealized appreciation (depreciation)	(800,871)	307,079	651,354
Total investments – unaffiliated, at market value	106,185,866	124,545,322	139,735,954
Total investments – affiliated, at market value (Note 3)	29,502,612	—	—
Total investments, at market value	135,688,478	124,545,322	139,735,954
Cash	—	14,809	14,876
Deposit at broker – futures contracts (Note 6)	—	1,140,994	515,096
Gross unrealized appreciation – futures contracts (Note 6)	—	82,599	46,402
Receivables:
Investments sold	36,330	624,466	100,000
Fund shares sold	356,566	368,482	542,608
Interest and dividends	723,633	807,577	877,665
Prepaid expenses and other assets	28,451	35,540	36,088
Total Assets	136,833,458	127,619,789	141,868,689
LIABILITIES
Gross unrealized depreciation on futures contracts (Note 6)	—	—	—
Payables:
Investments purchased	1,368,710	11,075,431	15,133,177
Fund shares redeemed	98,855	—	5,000
Accrued Liabilities:
Investment advisory fees, net	26,786	29,353	42,742
Distribution fees	4,157	—	439
Service fees	5,719	135	5,350
Administration, accounting and transfer agent fees	12,599	14,818	23,177
Professional fees	10,895	10,797	10,807
Business management fees	5,719	4,892	5,350
Trustee fees	884	718	763
Custodian fees	1,335	1,027	2,360
Other liabilities	2,989	4,502	5,553
Total Liabilities	1,538,648	11,141,673	15,234,718
NET ASSETS	$135,294,810	$116,478,116	$126,633,971
COMPONENTS OF NET ASSETS
Paid-in capital	$136,287,834	$116,181,367	$129,067,790
Undistributed (Accumulated) net investment income (loss)	(66,635)	(22,178)	(152,330)
Accumulated net realized gain (loss)	(125,518)	(70,751)	(2,979,245)
Unrealized appreciation (depreciation) on investments	(800,871)	307,079	651,354
Unrealized appreciation (depreciation) on futures contracts (Note 6)	—	82,599	46,402
NET ASSETS	$135,294,810	$116,478,116	$126,633,971
COMPUTATION OF NET ASSET VALUE
Institutional Shares:
Net assets	$—	$113,269,284	$—
Shares outstanding (unlimited shares authorized)	—	11,275,305	—
Net asset value per share	$—	$10.05	$—
Investor Shares:
Net assets	$131,363,464	$3,208,832	$126,422,901
Shares outstanding (unlimited shares authorized)	12,424,880	319,394	13,144,454
Net asset value per share	$10.57	$10.05	$9.62
Advisor Shares:
Net assets	$3,931,346	$—	$211,070
Shares outstanding (unlimited shares authorized)	379,714	—	21,930
Net asset value per share	$10.35	$—	$9.62

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Statements of Assets and Liabilities
December 31, 2017 (Unaudited)

	BROWN	BROWN	BROWN	BROWN
	ADVISORY	ADVISORY	ADVISORY	ADVISORY
	SUSTAINABLE	MARYLAND	TAX EXEMPT	MORTGAGE
	BOND	BOND	BOND	SECURITIES
	FUND	FUND	FUND	FUND
ASSETS
Investments:
Total investments, at cost	$24,912,092	$182,479,542	$305,556,921	$428,171,845
Net unrealized appreciation (depreciation)	(58,958)	983,116	1,249,327	(1,673,842)
Total investments, at market value	24,853,134	183,462,658	306,806,248	426,498,003
Cash	—	—	—	518,472
Deposit at broker – futures contracts (Note 6)	71,990	—	—	408,667
Gross unrealized appreciation – futures contracts (Note 6)	9,605	—	—	70,949
Receivables:
Investments sold	3,995	—	—	34,239
Fund shares sold	—	258,176	2,282,595	235,000
Interest and dividends	124,658	2,517,848	3,472,903	1,330,179
Due from advisor, net	5,490	—	—	—
Prepaid expenses and other assets	17,782	7,288	20,910	40,326
Total Assets	25,086,654	186,245,970	312,582,656	429,135,835
LIABILITIES
Gross unrealized depreciation on futures contracts (Note 6)	—	—	—	58,358
Payables:
Investments purchased	2,160,486	—	—	76,932,316
Fund shares redeemed	—	25,621	35,612	—
Distribution to shareholders	—	293,053	602,356	—
Accrued Liabilities:
Investment advisory fees, net	—	47,491	76,062	88,570
Administration, accounting and transfer agent fees	5,935	16,396	25,348	51,313
Service fees	791	7,915	12,677	17
Business management fees	791	7,915	12,677	14,762
Custodian fees	154	973	1,220	6,456
Trustee fees	149	1,178	1,770	2,194
Professional fees	5,726	11,171	11,813	11,997
Other liabilities	2,627	4,033	3,983	6,636
Total Liabilities	2,176,659	415,746	783,518	77,172,619
NET ASSETS	$22,909,995	$185,830,224	$311,799,138	$351,963,216
COMPONENTS OF NET ASSETS
Paid-in capital	$22,971,363	$185,244,195	$313,070,129	$360,883,124
Undistributed (Accumulated) net investment income (loss)	(477)	63	15	(971,885)
Accumulated net realized gain (loss)	(11,538)	(397,150)	(2,520,333)	(6,286,772)
Unrealized appreciation (depreciation) on investments	(58,958)	983,116	1,249,327	(1,673,842)
Unrealized appreciation (depreciation) on futures contracts (Note 6)	9,605	—	—	12,591
NET ASSETS	$22,909,995	$185,830,224	$311,799,138	$351,963,216
COMPUTATION OF NET ASSET VALUE
Institutional Shares:
Net assets	$—	$—	$—	$351,567,394
Shares outstanding (unlimited shares authorized)	—	—	—	35,674,475
Net asset value per share	$—	$—	$—	$9.85
Investor Shares:
Net assets	$22,909,995	$185,830,224	$311,799,138	$395,822
Shares outstanding (unlimited shares authorized)	2,300,893	17,523,628	31,219,236	40,138
Net asset value per share	$9.96	$10.60	$9.99	$9.86
Advisor Shares:
Net assets	$—	$—	$—	$—
Shares outstanding (unlimited shares authorized)	—	—	—	—
Net asset value per share	$—	$—	$—	$—

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Statements of Assets and Liabilities
December 31, 2017 (Unaudited)

	BROWN	BROWN	BROWN	BROWN
	ADVISORY –	ADVISORY –	ADVISORY –	ADVISORY –
	WMC	WMC	SOMERSET	MACQUARIE
	STRATEGIC	JAPAN ALPHA	EMERGING	ASIA
	EUROPEAN	OPPORTUNITIES	MARKETS	NEW STARS
	EQUITY FUND	FUND	FUND	FUND
ASSETS
Investments:
Total investments, at cost	$1,081,048,083	$849,395,578	$522,108,120	$259,989,416
Net unrealized appreciation (depreciation)	271,398,271	243,345,324	152,923,572	27,128,307
Total investments, at market value	1,352,446,354	1,092,740,902	675,031,692	287,117,723
Foreign currency (Cost of $5, $—, $117,273 and $14,056, respectively)	5	—	115,019	14,128
Deposit at broker – futures contracts (Note 6)	—	97,353	—	—
Gross unrealized appreciation – futures contracts (Note 6)	—	746,988	—	—
Receivables:
Investments sold	347,365	8,275,198	—	478,380
Fund shares sold	3,591,596	1,475,779	2,528,687	862,419
Interest and dividends	2,825,696	1,864,252	2,333,372	625,251
Prepaid expenses and other assets	92,790	67,404	63,206	38,498
Total Assets	1,359,303,806	1,105,267,876	680,071,976	289,136,399
LIABILITIES
Gross unrealized depreciation on futures contracts (Note 6)	—	—	—	—
Payables:
Investments purchased	1,876,723	10,020,659	—	—
Fund shares redeemed	434,674	240,804	206,192	122,426
Variation margin due to broker (Note 6)	—	59,158	—	—
Accrued Liabilities:
Investment advisory fees	1,002,440	948,591	503,542	294,477
Administration, accounting and transfer agent fees	89,723	74,330	45,586	18,490
Custodian fees	53,158	86,582	131,091	55,428
Business management fees	55,691	47,430	27,975	11,779
Distribution fees	23,175	723	492	—
Professional fees	18,268	16,448	14,206	11,712
Trustee fees	8,169	8,301	4,175	1,700
Service fees	3,753	478	23,678	347
Other liabilities	145,531	60,500	10,526	6,850
Total Liabilities	3,711,305	11,564,004	967,463	523,209
NET ASSETS	$1,355,592,501	$1,093,703,872	$679,104,513	$288,613,190
COMPONENTS OF NET ASSETS
Paid-in capital	$1,102,151,205	$816,720,419	$575,741,513	$274,535,238
Undistributed (Accumulated) net investment income (loss)	(2,088,368)	(13,982,093)	(90,704)	114,229
Accumulated net realized gain (loss)	(15,935,067)	46,876,550	(49,476,411)	(13,167,084)
Unrealized appreciation (depreciation) on investments	271,398,271	243,345,324	152,923,572	27,128,307
Unrealized appreciation (depreciation) on futures contracts (Note 6)	—	746,988	—	—
Unrealized appreciation (depreciation) on foreign currency/receivables	66,460	(3,316)	6,543	2,500
NET ASSETS	$1,355,592,501	$1,093,703,872	$679,104,513	$288,613,190
COMPUTATION OF NET ASSET VALUE
Institutional Shares:
Net assets	$1,324,700,101	$1,089,925,865	$488,448,609	$285,787,094
Shares outstanding (unlimited shares authorized)	102,712,616	95,152,653	43,470,770	26,273,083
Net asset value per share	$12.90	$11.45	$11.24	$10.88
Investor Shares:
Net assets	$12,643,536	$3,402,125	$190,383,075	$2,826,096
Shares outstanding (unlimited shares authorized)	980,874	298,441	16,969,435	260,754
Net asset value per share	$12.89	$11.40	$11.22	$10.84
Advisor Shares:
Net assets	$18,248,864	$375,882	$272,829	$—
Shares outstanding (unlimited shares authorized)	1,425,805	33,214	24,202	—
Net asset value per share	$12.80	$11.32	$11.27	$—

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Statements of Operations
For the Six Months Ended December 31, 2017 (Unaudited)

	BROWN	BROWN	BROWN	BROWN
	ADVISORY	ADVISORY	ADVISORY	ADVISORY
	GROWTH	FLEXIBLE	EQUITY	SUSTAINABLE
	EQUITY	EQUITY	INCOME	GROWTH
	FUND	FUND	FUND	FUND
INVESTMENT INCOME
Dividend income	$3,928,084	$2,837,448	$1,522,290	$1,663,227
Less: foreign taxes withheld	—	(13,732)	(12,941)	(26,442)
Interest Income	214,530	73,154	21,460	85,206
Total investment income	4,142,614	2,896,870	1,530,809	1,721,991
EXPENSES
Investment advisory fees (Note 3)	5,592,261	1,310,541	351,635	1,407,047
Service fees – Investor Shares (Note 3)	1,171,386	242,447	63,360	31,743
Business management fees	466,022	109,212	29,303	117,254
Administration, accounting and transfer agent fees	351,041	83,438	22,387	89,582
Miscellaneous expenses	71,579	13,009	5,872	23,233
Professional fees	62,084	22,293	13,398	23,084
Trustee fees	43,879	10,406	2,806	10,944
Registration fees	38,598	20,202	19,770	28,420
Custodian fees	28,399	6,982	2,169	7,277
Insurance fees	15,025	3,510	969	3,592
Distribution fees – Advisor Shares (Note 3)	7,235	7,540	3,149	224,240
Service fees – Advisor Shares (Note 3)	4,341	4,524	1,890	134,544
Total Expenses	7,851,850	1,834,104	516,708	2,100,960
NET INVESTMENT INCOME (LOSS)	(3,709,236)	1,062,766	1,014,101	(378,969)
NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	62,987,220	234,352	1,098,749	11,356,221
Net change in unrealized appreciation (depreciation) on:
Investments	167,002,457	50,416,622	9,148,471	40,957,784
Foreign receivables	—	(89)	—	—
Net change in unrealized appreciation (depreciation)	167,002,457	50,416,533	9,148,471	40,957,784
NET REALIZED AND UNREALIZED GAIN (LOSS)	229,989,677	50,650,885	10,247,220	52,314,005
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$226,280,441	$51,713,651	$11,261,321	$51,935,036

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Statements of Operations
For the Six Months Ended December 31, 2017 (Unaudited)

	BROWN	BROWN	BROWN	BROWN
	ADVISORY	ADVISORY	ADVISORY	ADVISORY
	MID-CAP	SMALL-CAP	SMALL-CAP	GLOBAL
	GROWTH	GROWTH	FUNDAMENTAL	LEADERS
	FUND*	FUND	VALUE FUND	FUND
INVESTMENT INCOME
Dividend income	$3,616	$1,421,073	$10,407,205	$177,513
Less: foreign taxes withheld	(12)	(16,876)	—	(3,275)
Interest Income	1,008	271,803	257,233	6,091
Total investment income	4,612	1,676,000	10,664,438	180,329
EXPENSES
Investment advisory fees (Note 3)	4,418	2,858,638	5,353,323	145,054
Service fees – Investor Shares (Note 3)	1,020	275,211	649,998	33,474
Business management fees	340	168,155	314,901	11,158
Administration, accounting and transfer agent fees	703	128,471	235,585	10,273
Miscellaneous expenses	2,569	42,739	59,652	7,318
Registration fees	6,291	39,288	24,000	12,333
Distribution fees – Advisor Shares (Note 3)	—	30,582	31,135	—
Professional fees	4,299	29,161	45,733	11,352
Service fees – Advisor Shares (Note 3)	—	18,349	18,681	—
Trustee fees	247	15,680	30,421	1,029
Custodian fees	3,740	11,791	19,412	15,688
Insurance fees	50	4,377	10,040	322
Total Expenses	23,677	3,622,442	6,792,881	248,001
Expenses waived by adviser – expense cap (Note 3)	(17,899)	—	—	(58,314)
Net Expenses	5,778	3,622,442	6,792,881	189,687
NET INVESTMENT INCOME (LOSS)	(1,166)	(1,946,442)	3,871,557	(9,358)
NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	(3,089)	6,607,544	30,012,996	313,311
Net change in unrealized appreciation (depreciation) on:
Investments	86,837	42,028,444	79,441,235	5,294,577
Foreign receivables	—	—	—	12,531
Net change in unrealized appreciation (depreciation)	86,837	42,028,444	79,441,235	5,307,108
NET REALIZED AND UNREALIZED GAIN (LOSS)	83,748	48,635,988	109,454,231	5,620,419
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$82,582	$46,689,546	$113,325,788	$5,611,061

*  Commenced operations October 2, 2017.  The information presented is for the period from October 2, 2017 to December 31, 2017.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Statements of Operations
For the Six Months Ended December 31, 2017 (Unaudited)

	BROWN	BROWN	BROWN
	ADVISORY	ADVISORY	ADVISORY
	INTERMEDIATE	TOTAL	STRATEGIC
	INCOME	RETURN	BOND
	FUND	FUND	FUND
INVESTMENT INCOME
Dividend income – unaffiliated	$—	$—	$159,695
Dividend income – affiliated (Note 3)	328,722	—	—
Interest Income	1,390,784	1,741,660	1,905,930
Total investment income	1,719,506	1,741,660	2,065,625
EXPENSES
Investment advisory fees (Note 3)	206,102	171,739	245,076
Administration, accounting and transfer agent fees	34,829	45,635	67,747
Business management fees	34,350	28,623	30,634
Service fees – Investor Shares (Note 3)	33,323	743	30,579
Registration fees	17,307	16,801	17,769
Professional fees	13,976	13,325	13,614
Miscellaneous expenses	5,370	4,627	6,057
Distribution fees – Advisor Shares (Note 3)	5,137	—	279
Custodian fees	3,479	4,121	6,304
Trustee fees	3,298	2,754	2,902
Insurance fees	1,170	914	949
Service fees – Advisor Shares (Note 3)	1,027	—	56
Total Expenses	359,368	289,282	421,966
Expenses waived by adviser – investments in affiliates (Note 3)	(44,870)	—	—
Previously waived expenses recovered by adviser (Note 3)	—	—	7,195
Net Expenses	314,498	289,282	429,161
NET INVESTMENT INCOME (LOSS)	1,405,008	1,452,378	1,636,464
NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments – unaffiliated	(17,665)	166,167	(26,687)
Capital gain distribution from other RIC	—	—	10
Futures contracts (Note 6)	—	392,274	125,776
Net realized gain (loss)	(17,665)	558,441	99,099
Net change in unrealized appreciation (depreciation) on:
Investments – unaffiliated	(338,164)	63,703	106,579
Investments – affiliated (Note 3)	(59,903)	—	—
Futures contracts (Note 6)	—	(51,011)	20,330
Net change in unrealized appreciation (depreciation)	(398,067)	12,692	126,909
NET REALIZED AND UNREALIZED GAIN (LOSS)	(415,732)	571,133	226,008
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$989,276	$2,023,511	$1,862,472

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Statements of Operations
For the Six Months Ended December 31, 2017 (Unaudited)

	BROWN	BROWN	BROWN	BROWN
	ADVISORY	ADVISORY	ADVISORY	ADVISORY
	SUSTAINABLE	MARYLAND	TAX EXEMPT	MORTGAGE
	BOND	BOND	BOND	SECURITIES
	FUND*	FUND	FUND	FUND
INVESTMENT INCOME
Dividend income	$—	$—	$—	$14,531
Interest Income	134,364	2,600,106	5,082,410	3,644,469
Total investment income	134,364	2,600,106	5,082,410	3,659,000
EXPENSES
Investment advisory fees (Note 3)	16,113	278,624	425,067	520,783
Miscellaneous expenses	10,827	4,990	7,330	11,628
Registration fees	10,138	2,703	12,869	16,386
Administration, accounting and transfer agent fees	9,306	45,370	67,191	142,397
Professional fees	5,868	15,267	18,033	19,896
Service fees – Investor Shares (Note 3)	2,686	46,437	70,845	137
Business management fees	2,686	46,437	70,845	86,797
Custody fees	1,468	2,854	4,040	21,867
Trustee fees	276	4,445	6,642	8,276
Insurance fees	67	1,529	2,160	2,962
Total Expenses	59,435	448,656	685,022	831,129
Expenses waived by adviser – expense cap (Note 3)	(27,208)	—	—	—
Net Expenses	32,227	448,656	685,022	831,129
NET INVESTMENT INCOME (LOSS)	102,137	2,151,450	4,397,388	2,827,871
NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	(33,698)	10,682	(108,282)	670,915
Futures contracts (Note 6)	22,160	—	—	(329,377)
Net realized gain (loss)	(11,538)	10,682	(108,282)	341,538
Net change in unrealized appreciation (depreciation) on:
Investments	(58,958)	(351,342)	1,465,570	46,384
Futures contracts (Note 6)	9,605	—	—	90,810
Net change in unrealized appreciation (depreciation)	(49,353)	(351,342)	1,465,570	137,194
NET REALIZED AND UNREALIZED GAIN (LOSS)	(60,891)	(340,660)	1,357,288	478,732
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$41,246	$1,810,790	$5,754,676	$3,306,603

*  Commenced operations August 7, 2017.  Information presented is for the period from August 7, 2017 to December 31, 2017.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Statements of Operations
For the Six Months Ended December 31, 2017 (Unaudited)

	BROWN	BROWN	BROWN	BROWN
	ADVISORY –	ADVISORY –	ADVISORY –	ADVISORY –
	WMC	WMC	SOMERSET	MACQUARIE
	STRATEGIC	JAPAN ALPHA	EMERGING	ASIA
	EUROPEAN	OPPORTUNITIES	MARKETS	NEW STARS
	EQUITY FUND	FUND	FUND	FUND
INVESTMENT INCOME
Dividend income	$5,028,460	$8,987,765	$6,353,285	$2,860,713
Less: foreign taxes withheld	(356,357)	(898,858)	(900,077)	(300,327)
Interest Income	108,481	264,963	136,684	43,602
Total investment income	4,780,584	8,353,870	5,589,892	2,603,988
EXPENSES
Investment advisory fees (Note 3)	5,735,011	5,333,729	2,915,661	1,656,083
Business management fees	318,612	266,686	161,981	66,243
Administration, accounting and transfer agent fees	243,419	221,748	125,161	50,710
Miscellaneous expenses	218,402	174,784	27,043	16,101
Custodian fees	186,703	151,539	407,629	154,581
Professional fees	46,220	39,589	28,176	17,562
Registration fees	40,755	37,455	30,372	19,873
Trustee fees	30,335	23,620	15,325	6,226
Distribution fees – Advisor Shares (Note 3)	19,722	478	344	—
Service fees – Advisor Shares (Note 3)	11,833	287	206	—
Insurance fees	9,935	8,150	4,901	2,028
Service fees – Investor Shares (Note 3)	7,739	2,258	143,961	2,299
Interest expense on line of credit (Note 7)	—	—	—	114
Total Expenses	6,868,686	6,260,323	3,860,760	1,991,820
NET INVESTMENT INCOME (LOSS)	(2,088,102)	2,093,547	1,729,132	612,168
NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	34,933,860	79,123,547	2,351,701	10,836,559
Less: foreign capital gains taxes paid	—	—	—	(168,724)
Futures contracts (Note 6)	—	1,990,246	—	—
Net realized gain (loss)	34,933,860	81,113,793	2,351,701	10,667,835
Net change in unrealized appreciation (depreciation) on:
Investments	63,648,182	57,640,571	64,902,631	15,687,955
Futures contracts (Note 6)	—	509,832	—	—
Foreign currency/receivables	(3,839)	23,369	2,704	2,646
Net change in unrealized appreciation (depreciation)	63,644,343	58,173,772	64,905,335	15,690,601
NET REALIZED AND UNREALIZED GAIN (LOSS)	98,578,203	139,287,565	67,257,036	26,358,436
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$96,490,101	$141,381,112	$68,986,168	$26,970,604

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Statements of Changes in Net Assets

	BROWN ADVISORY		BROWN ADVISORY
	GROWTH EQUITY FUND		FLEXIBLE EQUITY FUND
	Six Months Ended	Fiscal	Six Months Ended	Fiscal
	December 31,	Year Ended	December 31,	Year Ended
	2017	June 30,	2017	June 30,
	(Unaudited)	2017	(Unaudited)	2017
OPERATIONS
Net investment income (loss)	$(3,709,236)	$(5,558,657)	$1,062,766	$1,796,492
Net realized gain (loss)	62,987,220	237,349,413	234,352	9,225,463
Net change in unrealized appreciation (depreciation)	167,002,457	2,508,322	50,416,533	65,792,893
Increase (Decrease) in Net Assets from Operations	226,280,441	234,299,078	51,713,651	76,814,848
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
Institutional Shares	—	—	(643,925)	(296,958)
Investor Shares	—	—	(1,422,429)	(1,264,674)
Advisor Shares	—	—	(9,268)	(11,536)
Net realized gain:
Institutional Shares	(23,141,509)	(21,177,151)	—	—
Investor Shares	(120,504,686)	(123,877,317)	—	—
Advisor Shares	(469,496)	(2,370,151)	—	—
Total Distributions to Shareholders	(144,115,691)	(147,424,619)	(2,075,622)	(1,573,168)
CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	28,678,697	119,319,112	4,677,867	81,914,255
Investor Shares	103,876,337	211,845,143	13,173,842	32,256,785
Advisor Shares	182,313	2,984,886	117,335	541,315
Reinvestment of distributions:
Institutional Shares	18,263,760	17,528,304	294,182	116,213
Investor Shares	113,405,413	116,018,940	278,371	330,267
Advisor Shares	435,592	2,309,631	8,519	10,376
Redemption of shares:
Institutional Shares	(52,425,477)	(126,100,789)	(4,863,131)	(16,178,545)
Investor Shares	(181,154,332)	(834,155,207)	(25,369,226)	(133,656,620)
Advisor Shares	(414,207)	(33,588,840)	(466,318)	(4,314,983)
Redemption fees:
Institutional Shares	—	8	3	456
Investor Shares	742	522	—	904
Advisor Shares	12	671	—	6
Shares issued in connection with the acquisition of
the Brown Advisory Value Equity Fund (Note 9):
Institutional Shares	N/A	N/A	N/A	1,202,936
Investor Shares	N/A	N/A	N/A	41,538,801
Advisor Shares	N/A	N/A	N/A	992,710
Increase (Decrease) from Capital Share Transactions	30,848,850	(523,837,619)	(12,148,556)	4,754,876
Increase (Decrease) in Net Assets	113,013,600	(436,963,160)	37,489,473	79,996,556
NET ASSETS
Beginning of period	1,766,453,786	2,203,416,946	417,633,414	337,636,858
End of period	$1,879,467,386	$1,766,453,786	$455,122,887	$417,633,414
Undistributed (Accumulated) net investment income (loss)	$(4,557,557)	$(848,321)	$18,901	$1,031,757
SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	1,343,291	6,213,516	237,265	4,821,892
Investor Shares	4,917,213	11,129,360	674,468	1,894,148
Advisor Shares	8,853	166,276	6,164	31,755
Reinvestment of distributions:
Institutional Shares	865,992	998,195	14,123	7,005
Investor Shares	5,423,501	6,652,462	13,383	19,920
Advisor Shares	21,867	138,218	409	625
Redemption of shares:
Institutional Shares	(2,460,361)	(6,642,253)	(249,239)	(1,013,033)
Investor Shares	(8,581,903)	(43,687,505)	(1,301,496)	(7,908,695)
Advisor Shares	(20,504)	(1,831,432)	(24,041)	(250,475)
Shares issued in connection with teth acquisition of
the Brown Advisory Value Equity Fund (Note 9):
Institutional Shares	N/A	N/A	N/A	72,612
Investor Shares	N/A	N/A	N/A	2,509,981
Advisor Shares	N/A	N/A	N/A	59,882
Increase (Decrease) in shares outstanding	1,517,949	(26,863,163)	(628,964)	245,617

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Statements of Changes in Net Assets

	BROWN ADVISORY		BROWN ADVISORY
	EQUITY INCOME FUND		SUSTAINABLE GROWTH FUND
	Six Months Ended	Fiscal	Six Months Ended	Fiscal
	December 31,	Year Ended	December 31,	Year Ended
	2017	June 30,	2017	June 30,
	(Unaudited)	2017	(Unaudited)	2017
OPERATIONS
Net investment income (loss)	$1,014,101	$2,130,205	$(378,969)	$(1,164,258)
Net realized gain (loss)	1,098,749	7,663,911	11,356,221	19,653,792
Net change in unrealized appreciation (depreciation)	9,148,471	4,432,257	40,957,784	45,736,422
Increase (Decrease) in Net Assets from Operations	11,261,321	14,226,373	51,935,036	64,225,956
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
Institutional Shares	(286,879)	(300,565)	—	—
Investor Shares	(739,126)	(1,754,976)	—	—
Advisor Shares	(19,348)	(45,555)	—	—
Net realized gain:
Institutional Shares	(916,839)	(408,109)	(4,421,769)	(1,045,872)
Investor Shares	(2,572,585)	(3,601,920)	(802,354)	(198,697)
Advisor Shares	(78,544)	(110,477)	(3,143,772)	(1,263,054)
Total Distributions to Shareholders	(4,613,321)	(6,221,602)	(8,367,895)	(2,507,623)
CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	1,097,169	30,529,529	30,952,072	100,732,392
Investor Shares	1,061,873	5,936,447	9,990,369	28,660,628
Advisor Shares	6,238	4,735	7,435,195	31,487,091
Reinvestment of distributions:
Institutional Shares	956,670	533,195	3,046,077	743,538
Investor Shares	1,315,003	2,223,909	658,241	175,109
Advisor Shares	94,086	145,768	2,961,244	1,188,453
Redemption of shares:
Institutional Shares	(2,766,156)	(16,718,684)	(13,611,818)	(29,877,900)
Investor Shares	(4,917,108)	(44,793,123)	(2,518,028)	(22,743,144)
Advisor Shares	(38,601)	(903,287)	(14,907,575)	(91,353,897)
Redemption fees:
Institutional Shares	—	—	—	201
Investor Shares	—	—	—	1,047
Advisor Shares	—	1	601	370
Increase (Decrease) from Capital Share Transactions	(3,190,826)	(23,041,510)	24,006,378	19,013,888
Increase (Decrease) in Net Assets	3,457,174	(15,036,739)	67,573,519	80,732,221
NET ASSETS
Beginning of period	113,899,084	128,935,823	430,143,186	349,410,965
End of period	$117,356,258	$113,899,084	$497,716,705	$430,143,186
Undistributed (Accumulated) net investment income (loss)	$36,504	$67,756	$(847,895)	$(468,926)
SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	77,118	2,320,504	1,555,852	5,731,486
Investor Shares	75,575	453,386	497,816	1,664,640
Advisor Shares	427	354	380,551	1,881,748
Reinvestment of distributions:
Institutional Shares	65,255	40,657	144,982	44,075
Investor Shares	89,512	171,641	31,616	10,461
Advisor Shares	6,433	11,225	144,240	71,766
Redemption of shares:
Institutional Shares	(194,604)	(1,292,954)	(677,549)	(1,697,204)
Investor Shares	(341,046)	(3,407,417)	(127,152)	(1,317,790)
Advisor Shares	(2,745)	(67,821)	(767,663)	(5,459,074)
Increase (Decrease) in shares outstanding	(224,075)	(1,770,425)	1,182,693	930,108

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Statements of Changes in Net Assets

	BROWN ADVISORY
	MID-CAP GROWTH	BROWN ADVISORY
	FUND	SMALL-CAP GROWTH FUND
	Period Ended	Six Months Ended	Fiscal
	December 31,	December 31,	Year Ended
	2017*	2017	June 30,
	(Unaudited)	(Unaudited)	2017
OPERATIONS
Net investment income (loss)	$(1,166)	$(1,946,442)	$(2,625,257)
Net realized gain (loss)	(3,089)	6,607,544	12,097,018
Net change in unrealized appreciation (depreciation)	86,837	42,028,444	51,670,727
Increase (Decrease) in Net Assets from Operations	82,582	46,689,546	61,142,488
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
Institutional Shares	—	(1,427,349)	—
Investor Shares	—	(1,204,104)	—
Advisor Shares	—	(25,859)	—
Net realized gain:
Institutional Shares	—	(4,901,077)	(3,125,896)
Investor Shares	—	(5,113,684)	(9,911,936)
Advisor Shares	—	(261,389)	(1,153,765)
Total Distributions to Shareholders	—	(12,933,462)	(14,191,597)
CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	—	199,288,624	153,338,783
Investor Shares	9,055,090	41,746,791	87,942,206
Advisor Shares	—	1,568,711	34,620,167
Reinvestment of distributions:
Institutional Shares	—	5,632,851	2,803,928
Investor Shares	—	3,636,950	6,192,098
Advisor Shares	—	199,271	804,864
Redemption of shares:
Institutional Shares	—	(17,602,155)	(16,925,963)
Investor Shares	(8,958)	(19,119,467)	(62,439,748)
Advisor Shares	—	(16,802,387)	(14,767,401)
Redemption fees:
Institutional Shares	—	8,553	239
Investor Shares	—	—	38
Advisor Shares	—	99	912
Increase (Decrease) from Capital Share Transactions	9,046,132	198,557,841	191,570,123
Increase (Decrease) in Net Assets	9,128,714	232,313,925	238,521,014
NET ASSETS
Beginning of period	—	533,652,097	295,131,083
End of period	$9,128,714	$765,966,022	$533,652,097
Undistributed (Accumulated) net investment income (loss)	$(1,166)	$(6,069,821)	$(1,466,067)
SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	—	5,508,972	4,584,294
Investor Shares	889,281	2,288,975	5,239,278
Advisor Shares	—	90,032	2,170,147
Reinvestment of distributions:
Institutional Shares	—	150,581	85,694
Investor Shares	—	194,006	377,337
Advisor Shares	—	11,119	51,200
Redemption of shares:
Institutional Shares	—	(478,986)	(504,564)
Investor Shares	(870)	(1,038,954)	(3,732,469)
Advisor Shares	—	(977,784)	(918,376)
Increase (Decrease) in shares outstanding	888,411	5,747,961	7,352,541

*  Commenced operations October 2, 2017.  The information presented is for the period from October 2, 2017 to December 31, 2017.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Statements of Changes in Net Assets

	BROWN ADVISORY SMALL-CAP		BROWN ADVISORY
	FUNDAMENTAL VALUE FUND		GLOBAL LEADERS FUND
	Six Months Ended	Fiscal	Six Months Ended	Fiscal
	December 31,	Year Ended	December 31,	Year Ended
	2017	June 30,	2017	June 30,
	(Unaudited)	2017	(Unaudited)	2017
OPERATIONS
Net investment income (loss)	$3,871,557	$6,232,823	$(9,358)	$123,094
Net realized gain (loss)	30,012,996	33,184,360	313,311	(697,183)
Net change in unrealized appreciation (depreciation)	79,441,235	158,498,930	5,307,108	6,298,725
Increase (Decrease) in Net Assets from Operations	113,325,788	197,916,113	5,611,061	5,724,636
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
Institutional Shares	(2,681,377)	(988,540)	—	—
Investor Shares	(4,805,086)	(1,873,774)	(43,629)	(53,915)
Advisor Shares	(62,036)	—	—	—
Net realized gain:
Institutional Shares	(13,597,047)	(334,931)	—	—
Investor Shares	(30,834,877)	(1,026,309)	—	—
Advisor Shares	(858,046)	(71,853)	—	—
Total Distributions to Shareholders	(52,838,469)	(4,295,407)	(43,629)	(53,915)
CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	48,984,342	179,876,139	—	—
Investor Shares	70,888,987	150,643,608	8,747,083	10,428,188
Advisor Shares	1,479,256	4,622,183	—	—
Reinvestment of distributions:
Institutional Shares	11,905,500	1,028,123	—	—
Investor Shares	21,281,850	1,463,959	19,204	27,050
Advisor Shares	890,719	70,862	—	—
Redemption of shares:
Institutional Shares	(26,995,235)	(39,625,716)	—	—
Investor Shares	(82,356,718)	(233,263,118)	(1,582,885)	(3,139,577)
Advisor Shares	(3,793,015)	(41,744,149)	—	—
Redemption fees:
Institutional Shares	1	596	—	—
Investor Shares	2	293	—	—
Advisor Shares	30	17	—	—
Increase (Decrease) from Capital Share Transactions	42,285,719	23,072,797	7,183,402	7,315,661
Increase (Decrease) in Net Assets	102,773,038	216,693,503	12,750,834	12,986,382
NET ASSETS
Beginning of period	1,200,328,511	983,635,008	39,353,773	26,367,391
End of period	$1,303,101,549	$1,200,328,511	$52,104,607	$39,353,773
Undistributed (Accumulated) net investment income (loss)	$782,332	$4,459,274	$(16,566)	$36,421
SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	1,739,188	7,218,027	—	—
Investor Shares	2,541,539	5,983,204	697,232	997,773
Advisor Shares	52,836	186,049	—	—
Reinvestment of distributions:
Institutional Shares	416,156	38,734	—	—
Investor Shares	744,917	55,176	1,474	2,772
Advisor Shares	31,366	2,683	—	—
Redemption of shares:
Institutional Shares	(959,928)	(1,544,437)	—	—
Investor Shares	(2,925,841)	(9,311,268)	(127,703)	(308,305)
Advisor Shares	(135,679)	(1,599,518)	—	—
Increase (Decrease) in shares outstanding	1,504,554	1,028,650	571,003	692,240

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Statements of Changes in Net Assets

	BROWN ADVISORY		BROWN ADVISORY
	INTERMEDIATE INCOME FUND		TOTAL RETURN FUND
	Six Months Ended	Fiscal	Six Months Ended	Fiscal
	December 31,	Year Ended	December 31,	Year Ended
	2017	June 30,	2017	June 30,
	(Unaudited)	2017	(Unaudited)	2017
OPERATIONS
Net investment income (loss)	$1,405,008	$2,678,957	$1,452,378	$2,300,033
Net realized gain (loss)	(17,665)	1,158,501	558,441	233,570
Net change in unrealized appreciation (depreciation)	(398,067)	(3,387,615)	12,692	(1,459,774)
Increase (Decrease) in Net Assets from Operations	989,276	449,843	2,023,511	1,073,829
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
Institutional Shares	—	—	(1,440,609)	(2,343,658)
Investor Shares	(1,267,804)	(2,831,381)	(38,176)	(80,256)
Advisor Shares	(34,814)	(140,836)	—	—
Net realized gain:
Institutional Shares	—	—	—	(98,534)
Investor Shares	—	—	—	(3,277)
Advisor Shares	—	—	—	—
Total Distributions to Shareholders	(1,302,618)	(2,972,217)	(1,478,785)	(2,525,725)
CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	—	—	18,476,263	49,027,136
Investor Shares	10,230,810	25,077,370	554,151	3,462,904
Advisor Shares	2,564	38,794	—	—
Reinvestment of distributions:
Institutional Shares	—	—	392,130	612,556
Investor Shares	317,618	724,852	24,235	60,281
Advisor Shares	19,148	86,263	—	—
Redemption of shares:
Institutional Shares	—	—	(13,817,055)	(24,464,517)
Investor Shares	(10,822,598)	(29,404,931)	(49,818)	(2,704,739)
Advisor Shares	(177,846)	(4,833,940)	—	—
Redemption fees:
Institutional Shares	—	—	—	99
Investor Shares	—	—	—	—
Advisor Shares	—	—	—	—
Increase (Decrease) from Capital Share Transactions	(430,304)	(8,311,592)	5,579,906	25,993,720
Increase (Decrease) in Net Assets	(743,646)	(10,833,966)	6,124,632	24,541,824
NET ASSETS
Beginning of period	136,038,456	146,872,422	110,353,484	85,811,660
End of period	$135,294,810	$136,038,456	$116,478,116	$110,353,484
Undistributed (Accumulated) net investment income (loss)	$(66,635)	$(169,025)	$(22,178)	$4,229
SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	—	—	1,838,414	4,910,349
Investor Shares	963,749	2,357,775	55,083	341,146
Advisor Shares	247	3,759	—	—
Reinvestment of distributions:
Institutional Shares	—	—	39,048	61,510
Investor Shares	29,918	68,181	2,413	6,013
Advisor Shares	1,841	8,282	—	—
Redemption of shares:
Institutional Shares	—	—	(1,374,164)	(2,439,943)
Investor Shares	(1,018,882)	(2,768,529)	(4,965)	(272,638)
Advisor Shares	(17,157)	(466,686)	—	—
Increase (Decrease) in shares outstanding	(40,284)	(797,218)	555,829	2,606,437

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Statements of Changes in Net Assets

			BROWN ADVISORY
	BROWN ADVISORY		SUSTAINABLE
	STRATEGIC BOND FUND		BOND FUND
	Six Months Ended	Fiscal	Period Ended
	December 31,	Year Ended	December 31,
	2017	June 30,	2017*
	(Unaudited)	2017	(Unaudited)
OPERATIONS
Net investment income (loss)	$1,636,464	$1,599,614	$102,137
Net realized gain (loss)	99,099	210,713	(11,538)
Net change in unrealized appreciation (depreciation)	126,909	723,724	(49,353)
Increase (Decrease) in Net Assets from Operations	1,862,472	2,534,051	41,246
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
Investor Shares	(1,718,065)	(1,644,060)	(102,614)
Advisor Shares	(2,754)	(14,139)	—
Total Distributions to Shareholders	(1,720,819)	(1,658,199)	(102,614)
CAPITAL SHARE TRANSACTIONS
Sale of shares:
Investor Shares	25,687,759	90,428,155	23,356,988
Advisor Shares	357	222,462	—
Reinvestment of distributions:
Investor Shares	328,809	288,868	14,278
Advisor Shares	2,750	13,108	—
Redemption of shares:
Investor Shares	(14,386,293)	(16,143,207)	(399,903)
Advisor Shares	(40,830)	(861,525)	—
Redemption fees:
Investor Shares	—	25	—
Advisor Shares	—	—	—
Increase (Decrease) from Capital Share Transactions	11,592,552	73,947,886	22,971,363
Increase (Decrease) in Net Assets	11,734,205	74,823,738	22,909,995
NET ASSETS
Beginning of period	114,899,766	40,076,028	—
End of period	$126,633,971	$114,899,766	$22,909,995
Undistributed (Accumulated) net investment income (loss)	$(152,330)	$(67,975)	$(477)
SHARE TRANSACTIONS
Sale of shares:
Investor Shares	2,667,731	9,446,682	2,339,640
Advisor Shares	37	23,202	—
Reinvestment of distributions:
Investor Shares	34,176	30,161	1,435
Advisor Shares	285	1,370	—
Redemption of shares:
Investor Shares	(1,493,098)	(1,682,618)	(40,182)
Advisor Shares	(4,244)	(89,988)	—
Increase (Decrease) in shares outstanding	1,204,887	7,728,809	2,300,893

*  Commenced operations August 7,  2017.  Information presented is for the period from August 7, 2017 to December 31, 2017.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Statements of Changes in Net Assets

	BROWN ADVISORY		BROWN ADVISORY
	MARYLAND BOND FUND		TAX EXEMPT BOND FUND
	Six Months Ended	Fiscal	Six Months Ended	Fiscal
	December 31,	Year Ended	December 31,	Year Ended
	2017	June 30,	2017	June 30,
	(Unaudited)	2017	(Unaudited)	2017
OPERATIONS
Net investment income (loss)	$2,151,450	$3,794,122	$4,397,388	$7,112,207
Net realized gain (loss)	10,682	(80,218)	(108,282)	(1,333,781)
Net change in unrealized appreciation (depreciation)	(351,342)	(4,730,549)	1,465,570	(6,441,873)
Increase (Decrease) in Net Assets from Operations	1,810,790	(1,016,645)	5,754,676	(663,447)
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
Investor Shares	(2,151,447)	(3,794,168)	(4,397,257)	(7,112,373)
Net realized gain:
Investor Shares	—	(627,717)	—	—
Total Distributions to Shareholders	(2,151,447)	(4,421,885)	(4,397,257)	(7,112,373)
CAPITAL SHARE TRANSACTIONS
Sale of shares:
Investor Shares	16,717,614	99,282,076	74,804,919	141,861,579
Reinvestment of distributions:
Investor Shares	431,544	1,035,598	918,652	1,288,963
Redemption of shares:
Investor Shares	(12,496,644)	(97,065,553)	(22,883,993)	(111,448,107)
Redemption fees:
Investor Shares	—	—	—	200
Increase (Decrease) from Capital Share Transactions	4,652,514	3,252,121	52,839,578	31,702,635
Increase (Decrease) in Net Assets	4,311,857	(2,186,409)	54,196,997	23,926,815
NET ASSETS
Beginning of period	181,518,367	183,704,776	257,602,141	233,675,326
End of period	$185,830,224	$181,518,367	$311,799,138	$257,602,141
Undistributed (Accumulated) net investment income (loss)	$63	$60	$15	$(116)
SHARE TRANSACTIONS
Sale of shares:
Investor Shares	1,571,021	9,426,718	7,500,147	14,282,097
Reinvestment of distributions:
Investor Shares	40,618	97,920	92,123	129,259
Redemption of shares:
Investor Shares	(1,175,772)	(9,255,940)	(2,294,313)	(11,259,154)
Increase (Decrease) in shares outstanding	435,867	268,698	5,297,957	3,152,202

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Statements of Changes in Net Assets

			BROWN ADVISORY –
	BROWN ADVISORY		WMC STRATEGIC
	MORTGAGE SECURITIES FUND		EUROPEAN EQUITY FUND
	Six Months Ended	Fiscal	Six Months Ended	Fiscal
	December 31,	Year Ended	December 31,	Year Ended
	2017	June 30,	2017	June 30,
	(Unaudited)	2017	(Unaudited)	2017
OPERATIONS
Net investment income (loss)	$2,827,871	$5,716,816	$(2,088,102)	$11,698,240
Net realized gain (loss)	341,538	(2,985,711)	34,933,860	273,046
Net change in unrealized appreciation (depreciation)	137,194	(5,459,374)	63,644,343	213,131,625
Increase (Decrease) in Net Assets from Operations	3,306,603	(2,728,269)	96,490,101	225,102,911
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
Institutional Shares	(3,813,300)	(7,650,400)	(11,440,047)	(12,504,477)
Investor Shares	(5,401)	(17,169)	(101,939)	(101,420)
Advisor Shares	—	—	(150,711)	(6,394)
Net realized gain:
Institutional Shares	—	(2,569,582)	—	—
Investor Shares	—	(5,800)	—	—
Advisor Shares	—	—	—	—
Total Distributions to Shareholders	(3,818,701)	(10,242,951)	(11,692,697)	(12,612,291)
CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	29,956,600	88,368,686	156,046,493	180,461,066
Investor Shares	142,559	921,398	5,132,544	5,963,037
Advisor Shares	—	—	12,726,654	10,062,207
Reinvestment of distributions:
Institutional Shares	586,583	3,217,466	7,878,218	10,024,075
Investor Shares	5,377	21,133	90,587	97,787
Advisor Shares	—	—	144,260	6,394
Redemption of shares:
Institutional Shares	(21,166,378)	(113,841,299)	(98,807,000)	(284,509,328)
Investor Shares	(492,612)	(1,974,570)	(627,271)	(12,990,457)
Advisor Shares	—	—	(6,388,030)	(654,097)
Redemption fees:
Institutional Shares	—	47	—	1,001
Investor Shares	—	—	55	—
Advisor Shares	—	—	—	—
Increase (Decrease) from Capital Share Transactions	9,032,129	(23,287,139)	76,196,510	(91,538,315)
Increase (Decrease) in Net Assets	8,520,031	(36,258,359)	160,993,914	120,952,305
NET ASSETS
Beginning of period	343,443,185	379,701,544	1,194,598,587	1,073,646,282
End of period	$351,963,216	$343,443,185	$1,355,592,501	$1,194,598,587
Undistributed (Accumulated) net investment income (loss)	$(971,885)	$18,945	$(2,088,368)	$11,692,431
SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	3,027,663	8,791,904	12,347,313	16,985,955
Investor Shares	14,376	92,228	412,269	546,811
Advisor Shares	—	—	1,031,404	881,239
Reinvestment of distributions:
Institutional Shares	59,315	327,155	614,047	1,032,346
Investor Shares	543	2,133	7,066	10,071
Advisor Shares	—	—	11,332	661
Redemption of shares:
Institutional Shares	(2,134,091)	(11,431,849)	(7,870,179)	(27,468,737)
Investor Shares	(49,519)	(195,291)	(49,834)	(1,261,668)
Advisor Shares	—	—	(513,408)	(61,070)
Increase (Decrease) in shares outstanding	918,287	(2,413,720)	5,990,010	(9,334,392)

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Statements of Changes in Net Assets

	BROWN ADVISORY –		BROWN ADVISORY –
	WMC JAPAN ALPHA		SOMERSET EMERGING
	OPPORTUNITIES FUND		MARKETS FUND
	Six Months Ended	Fiscal	Six Months Ended	Fiscal
	December 31,	Year Ended	December 31,	Year Ended
	2017	June 30,	2017	June 30,
	(Unaudited)	2017	(Unaudited)	2017
OPERATIONS
Net investment income (loss)	$2,093,547	$12,204,136	$1,729,132	$6,905,565
Net realized gain (loss)	81,113,793	202,544,697	2,351,701	(22,275,180)
Net change in unrealized appreciation (depreciation)	58,173,772	118,599,837	64,905,335	107,847,138
Increase (Decrease) in Net Assets from Operations	141,381,112	333,348,670	68,986,168	92,477,523
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
Institutional Shares	—	—	(4,634,486)	(4,318,101)
Investor Shares	—	—	(1,520,480)	(2,188,677)
Advisor Shares	—	—	(1,572)	(1,624)
Net realized gain:
Institutional Shares	(89,654,329)	—	—	—
Investor Shares	(275,411)	—	—	—
Advisor Shares	(29,957)	—	—	—
Total Distributions to Shareholders	(89,959,697)	—	(6,156,538)	(6,508,402)
CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	88,634,964	1,045,283,865	53,874,089	95,997,254
Investor Shares	573,024	2,155,914	9,027,035	20,716,006
Advisor Shares	7,824	56,165	11,467	16,703
Reinvestment of distributions:
Institutional Shares	24,849,668	—	1,577,594	1,750,302
Investor Shares	224,179	—	1,425,207	2,152,636
Advisor Shares	29,197	—	1,571	1,624
Redemption of shares:
Institutional Shares	(60,495,917)	(2,221,364,487)	(18,369,872)	(67,106,538)
Investor Shares	(327,866)	(1,290,024)	(22,499,248)	(65,282,879)
Advisor Shares	(68,232)	(467,014)	(19,344)	(83,388)
Redemption fees:
Institutional Shares	3	10,627	6	94
Investor Shares	—	—	—	—
Advisor Shares	—	—	—	—
Increase (Decrease) from Capital Share Transactions	53,426,844	(1,175,614,954)	25,028,505	(11,838,186)
Increase (Decrease) in Net Assets	104,848,259	(842,266,284)	87,858,135	74,130,935
NET ASSETS
Beginning of period	988,855,613	1,831,121,897	591,246,378	517,115,443
End of period	$1,093,703,872	$988,855,613	$679,104,513	$591,246,378
Undistributed (Accumulated) net investment income (loss)	$(13,982,093)	$(16,075,640)	$(90,704)	$4,336,702
SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	7,731,082	106,706,685	4,936,106	10,479,269
Investor Shares	48,084	212,688	838,980	2,316,631
Advisor Shares	675	6,003	1,044	1,899
Reinvestment of distributions:
Institutional Shares	2,187,471	—	142,382	207,136
Investor Shares	19,821	—	128,745	255,052
Advisor Shares	2,602	—	141	191
Redemption of shares:
Institutional Shares	(5,254,932)	(223,388,247)	(1,678,545)	(7,274,648)
Investor Shares	(28,756)	(134,436)	(2,066,136)	(7,106,002)
Advisor Shares	(5,993)	(48,232)	(1,770)	(9,519)
Increase (Decrease) in shares outstanding	4,700,054	(116,645,539)	2,300,947	(1,129,991)

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Statements of Changes in Net Assets

	BROWN ADVISORY –
	MACQUARIE ASIA
	NEW STARS FUND
	Six Months Ended	Fiscal
	December 31,	Year Ended
	2017	June 30,
	(Unaudited)	2017
OPERATIONS
Net investment income (loss)	$612,168	$527,679
Net realized gain (loss)	10,667,835	14,763,577
Net change in unrealized appreciation (depreciation)	15,690,601	(720,513)
Increase (Decrease) in Net Assets from Operations	26,970,604	14,570,743
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
Institutional Shares	(885,537)	—
Investor Shares	(5,842)	—
Total Distributions to Shareholders	(891,379)	—
CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	32,792,131	94,155,195
Investor Shares	636,610	2,866,009
Reinvestment of distributions:
Institutional Shares	155,941	—
Investor Shares	5,768	—
Redemption of shares:
Institutional Shares	(12,762,380)	(80,949,002)
Investor Shares	(1,941,190)	(4,974,688)
Redemption fees:
Institutional Shares	—	1,853
Investor Shares	—	50
Increase (Decrease) from Capital Share Transactions	18,886,880	11,099,417
Increase (Decrease) in Net Assets	44,966,105	25,670,160
NET ASSETS
Beginning of period	243,647,085	217,976,925
End of period	$288,613,190	$243,647,085
Undistributed (Accumulated) net investment income (loss)	$114,229	$393,440
SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	3,199,848	10,353,255
Investor Shares	63,427	310,586
Reinvestment of distributions:
Institutional Shares	14,466	—
Investor Shares	537	—
Redemption of shares:
Institutional Shares	(1,236,446)	(9,199,650)
Investor Shares	(193,270)	(535,893)
Increase (Decrease) in shares outstanding	1,848,562	928,298

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights (Unaudited for periods beginning after June 30, 2017)

			From Investment			Distributions to						Ratios to Average
			Operations(a)			Shareholders From						Net Assets(b)
				Net
For a Share				Realized					Net		Net
Outstanding		Net Asset	Net	&					Asset		Assets at	Net
Throughout		Value,	Investment	Unrealized		Net	Net		Value,		End of	Investment		Gross	Portfolio
Each Fiscal Period:		Beginning	Income	Gains		Investment	Realized		End of	Total	Period	Income	Net	Expenses	Turnover
Beginning	Ending	of Period	(Loss)	(Losses)	Total	Income	Gains	Total	Period	Return(c)	(000’s)	(Loss)	Expenses	(d)	Rate(c)

BROWN ADVISORY GROWTH EQUITY FUND:

Institutional Shares*
07/01/17	12/31/17	$20.03	(0.03)	2.66	2.63	—	(1.68)	(1.68)	$20.98	13.10%	$284,432	(0.27)%	0.72%	0.72%	10%
07/01/16	06/30/17	19.16	(0.03)	2.47	2.44	—	(1.57)	(1.57)	20.03	13.91	276,592	(0.16)	0.72	0.72	40
07/01/15	06/30/16	20.33	(0.02)	0.13	0.11	—	(1.28)	(1.28)	19.16	0.49	253,640	(0.12)	0.72	0.72	24
07/01/14	06/30/15	19.10	0.02	1.82	1.84	—	(0.61)	(0.61)	20.33	9.73	259,098	0.09	0.72	0.72	24
07/01/13	06/30/14	16.22	—	2.99	2.99	—	(0.11)	(0.11)	19.10	18.46	233,627	0.03	0.74	0.74	25
10/19/12^	06/30/13	14.58	0.01	1.66	1.67	(0.03)	—	(0.03)	16.22	11.49	116,575	0.30	0.78	0.78	40
Investor Shares*
07/01/17	12/31/17	19.89	(0.04)	2.63	2.59	—	(1.68)	(1.68)	20.80	12.99	1,589,131	(0.42)	0.87	0.87	10
07/01/16	06/30/17	19.06	(0.06)	2.46	2.40	—	(1.57)	(1.57)	19.89	13.77	1,484,383	(0.31)	0.87	0.87	40
07/01/15	06/30/16	20.26	(0.05)	0.13	0.08	—	(1.28)	(1.28)	19.06	0.34	1,916,472	(0.27)	0.87	0.87	24
07/01/14	06/30/15	19.07	(0.01)	1.81	1.80	—	(0.61)	(0.61)	20.26	9.54	2,143,325	(0.06)	0.87	0.87	24
07/01/13	06/30/14	16.21	(0.02)	2.99	2.97	—	(0.11)	(0.11)	19.07	18.35	2,497,036	(0.12)	0.89	0.89	25
07/01/12	06/30/13	13.80	0.03	2.41	2.44	(0.03)	—	(0.03)	16.21	17.67	1,653,389	0.17	0.91	0.91	40
Advisor Shares*
07/01/17	12/31/17	19.04	(0.07)	2.52	2.45	—	(1.68)	(1.68)	19.81	12.83	5,904	(0.67)	1.12	1.12	10
07/01/16	06/30/17	18.35	(0.10)	2.36	2.26	—	(1.57)	(1.57)	19.04	13.53	5,479	(0.56)	1.12	1.12	40
07/01/15	06/30/16	19.60	(0.10)	0.13	0.03	—	(1.28)	(1.28)	18.35	0.09	33,304	(0.52)	1.12	1.12	24
07/01/14	06/30/15	18.51	(0.06)	1.76	1.70	—	(0.61)	(0.61)	19.60	9.28	44,587	(0.31)	1.12	1.12	24
07/01/13	06/30/14	15.78	(0.07)	2.91	2.84	—	(0.11)	(0.11)	18.51	18.02	48,632	(0.37)	1.14	1.14	25
07/01/12	06/30/13	13.45	(0.01)	2.35	2.34	(0.01)	—	(0.01)	15.78	17.43	21,478	(0.07)	1.15	1.15	40

BROWN ADVISORY FLEXIBLE EQUITY FUND:

Institutional Shares*
07/01/17	12/31/17	18.53	0.06	2.29	2.35	(0.12)	—	(0.12)	20.76	12.67	113,689	0.60	0.72	0.72	7
07/01/16	06/30/17	15.15	0.11	3.37	3.48	(0.10)	—	(0.10)	18.53	23.05	101,431	0.61	0.73	0.73	15
07/01/15	06/30/16	15.92	0.11	(0.77)	(0.66)	(0.11)	—	(0.11)	15.15	(4.16)	24,012	0.71	0.73	0.73	15
07/01/14	06/30/15	14.81	0.12	1.08	1.20	(0.09)	—	(0.09)	15.92	8.09	4,240	0.76	0.76	0.76	7
07/01/13	06/30/14	12.28	0.09	2.49	2.58	(0.05)	—	(0.05)	14.81	21.06	3,126	0.66	0.82	0.81	15
10/19/12^	06/30/13	10.46	0.06	1.82	1.88	(0.06)	—	(0.06)	12.28	18.07	12	0.65	1.00	0.88	12
Investor Shares*
07/01/17	12/31/17	18.50	0.04	2.29	2.33	(0.09)	—	(0.09)	20.74	12.58	335,237	0.45	0.87	0.87	7
07/01/16	06/30/17	15.12	0.08	3.37	3.45	(0.07)	—	(0.07)	18.50	22.90	310,360	0.46	0.88	0.88	15
07/01/15	06/30/16	15.89	0.08	(0.76)	(0.68)	(0.09)	—	(0.09)	15.12	(4.30)	306,456	0.56	0.88	0.88	15
07/01/14	06/30/15	14.79	0.10	1.07	1.17	(0.07)	—	(0.07)	15.89	7.92	268,569	0.61	0.91	0.91	7
07/01/13	06/30/14	12.28	0.07	2.48	2.55	(0.04)	—	(0.04)	14.79	20.78	162,615	0.51	0.97	0.96	15
07/01/12	06/30/13	9.68	0.05	2.60	2.65	(0.05)	—	(0.05)	12.28	27.51	82,783	0.50	1.15	1.05	12
Advisor Shares*
07/01/17	12/31/17	18.50	0.02	2.28	2.30	(0.03)	—	(0.03)	20.77	12.44	6,197	0.20	1.12	1.12	7
07/01/16	06/30/17	15.12	0.04	3.37	3.41	(0.03)	—	(0.03)	18.50	22.56	5,842	0.21	1.13	1.13	15
07/01/15	06/30/16	15.88	0.05	(0.77)	(0.72)	(0.04)	—	(0.04)	15.12	(4.56)	7,168	0.31	1.13	1.13	15
07/01/14	06/30/15	14.77	0.06	1.07	1.13	(0.02)	—	(0.02)	15.88	7.68	11,540	0.36	1.16	1.16	7
07/01/13	06/30/14	12.28	0.04	2.48	2.52	(0.03)	—	(0.03)	14.77	20.52	14,831	0.26	1.22	1.21	15
07/01/12	06/30/13	9.68	0.02	2.61	2.63	(0.03)	—	(0.03)	12.28	27.25	6,115	0.30	1.35	1.30	12

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights (Unaudited for periods beginning after June 30, 2017)

			From Investment			Distributions to						Ratios to Average
			Operations(a)			Shareholders From						Net Assets(b)
				Net
For a Share				Realized					Net		Net
Outstanding		Net Asset	Net	&					Asset		Assets at	Net
Throughout		Value,	Investment	Unrealized		Net	Net		Value,		End of	Investment		Gross	Portfolio
Each Fiscal Period:		Beginning	Income	Gains		Investment	Realized		End of	Total	Period	Income	Net	Expenses	Turnover
Beginning	Ending	of Period	(Loss)	(Losses)	Total	Income	Gains	Total	Period	Return(c)	(000’s)	(Loss)	Expenses	(d)	Rate(c)

BROWN ADVISORY EQUITY INCOME FUND:

Institutional Shares*
07/01/17	12/31/17	$13.80	0.13	1.28	1.41	(0.14)	(0.45)	(0.59)	$14.62	10.23%	$30,573	1.85%	0.76%	0.76%	8%
07/01/16	06/30/17	12.87	0.26	1.41	1.67	(0.26)	(0.48)	(0.74)	13.80	13.36	29,587	1.94	0.77	0.77	7
07/01/15	06/30/16	13.14	0.28	(0.13)	0.15	(0.29)	(0.13)	(0.42)	12.87	1.31	13,840	2.24	0.75	0.75	17
07/01/14	06/30/15	13.70	0.29	0.08	0.37	(0.30)	(0.63)	(0.93)	13.14	2.60	18,134	2.16	0.75	0.75	18
07/01/13	06/30/14	12.16	0.29	1.99	2.28	(0.29)	(0.45)	(0.74)	13.70	19.30	17,663	2.23	0.77	0.77	32
10/19/12^	06/30/13	11.07	0.21	1.19	1.40	(0.23)	(0.08)	(0.31)	12.16	12.88	11	2.53	0.80	0.80	21
Investor Shares*
07/01/17	12/31/17	13.80	0.12	1.27	1.39	(0.13)	(0.45)	(0.58)	14.61	10.07	84,159	1.70	0.91	0.91	8
07/01/16	06/30/17	12.86	0.24	1.42	1.66	(0.24)	(0.48)	(0.72)	13.80	13.28	81,890	1.79	0.92	0.92	7
07/01/15	06/30/16	13.13	0.26	(0.13)	0.13	(0.27)	(0.13)	(0.40)	12.86	1.15	112,116	2.09	0.90	0.90	17
07/01/14	06/30/15	13.69	0.27	0.08	0.35	(0.28)	(0.63)	(0.91)	13.13	2.45	183,001	2.01	0.90	0.90	18
07/01/13	06/30/14	12.16	0.27	1.98	2.25	(0.27)	(0.45)	(0.72)	13.69	19.04	180,372	2.08	0.92	0.92	32
07/01/12	06/30/13	10.49	0.27	1.76	2.03	(0.28)	(0.08)	(0.36)	12.16	19.62	173,599	2.37	0.96	0.96	21
Advisor Shares*
07/01/17	12/31/17	13.78	0.10	1.27	1.37	(0.11)	(0.45)	(0.56)	14.59	9.95	2,625	1.45	1.16	1.16	8
07/01/16	06/30/17	12.84	0.20	1.43	1.63	(0.21)	(0.48)	(0.69)	13.78	13.02	2,422	1.54	1.17	1.17	7
07/01/15	06/30/16	13.11	0.23	(0.13)	0.10	(0.24)	(0.13)	(0.37)	12.84	0.90	2,980	1.84	1.15	1.15	17
07/01/14	06/30/15	13.67	0.24	0.07	0.31	(0.24)	(0.63)	(0.87)	13.11	2.19	3,148	1.76	1.15	1.15	18
07/01/13	06/30/14	12.14	0.24	1.98	2.22	(0.24)	(0.45)	(0.69)	13.67	18.79	3,298	1.83	1.17	1.17	32
07/01/12	06/30/13	10.48	0.25	1.75	2.00	(0.26)	(0.08)	(0.34)	12.14	19.33	2,346	2.13	1.20	1.20	21

BROWN ADVISORY SUSTAINABLE GROWTH FUND:

Institutional Shares*
07/01/17	12/31/17	18.94	—	2.26	2.26	—	(0.35)	(0.35)	20.85	11.94	264,809	0.00	0.73	0.73	14
07/01/16	06/30/17	16.05	(0.02)	3.03	3.01	—	(0.12)	(0.12)	18.94	18.83	221,177	(0.10)	0.73	0.73	41
07/01/15	06/30/16	15.69	(0.02)	1.13	1.11	—	(0.75)	(0.75)	16.05	7.17	122,008	(0.11)	0.74	0.74	30
07/01/14	06/30/15	14.11	(0.02)	1.91	1.89	—	(0.31)	(0.31)	15.69	13.50	67,789	(0.11)	0.75	0.75	37
07/01/13	06/30/14	11.64	(—)	2.61	2.61	—	(0.14)	(0.14)	14.11	22.51	30,374	(0.01)	0.77	0.77	30
07/01/12	06/30/13	10.00	—	1.65	1.65	—	(0.01)	(0.01)	11.64	16.47	32,045	0.03	0.86	0.86	30
Investor Shares*
07/01/17	12/31/17	18.78	(0.01)	2.23	2.22	—	(0.35)	(0.35)	20.65	11.83	48,952	(0.15)	0.88	0.88	14
07/01/16	06/30/17	15.94	(0.04)	3.00	2.96	—	(0.12)	(0.12)	18.78	18.65	36,954	(0.25)	0.88	0.88	41
07/01/15	06/30/16	15.61	(0.04)	1.12	1.08	—	(0.75)	(0.75)	15.94	7.01	25,676	(0.26)	0.89	0.89	30
07/01/14	06/30/15	14.06	(0.04)	1.90	1.86	—	(0.31)	(0.31)	15.61	13.34	11,206	(0.26)	0.90	0.90	37
07/01/13	06/30/14	11.62	(0.02)	2.60	2.58	—	(0.14)	(0.14)	14.06	22.29	46,823	(0.16)	0.92	0.92	30
07/01/12	06/30/13	10.00	(0.01)	1.64	1.63	—	(0.01)	(0.01)	11.62	16.27	24,028	(0.12)	1.01	1.01	30
Advisor Shares*
07/01/17	12/31/17	18.54	(0.04)	2.21	2.17	—	(0.35)	(0.35)	20.36	11.71	183,956	(0.40)	1.13	1.13	14
07/01/16	06/30/17	15.78	(0.08)	2.96	2.88	—	(0.12)	(0.12)	18.54	18.33	172,012	(0.50)	1.13	1.13	41
07/01/15	06/30/16	15.50	(0.08)	1.11	1.03	—	(0.75)	(0.75)	15.78	6.73	201,727	(0.51)	1.14	1.14	30
07/01/14	06/30/15	14.00	(0.07)	1.88	1.81	—	(0.31)	(0.31)	15.50	13.03	137,410	(0.51)	1.15	1.15	37
07/01/13	06/30/14	11.60	(0.05)	2.59	2.54	—	(0.14)	(0.14)	14.00	21.99	132,846	(0.41)	1.17	1.17	30
07/01/12	06/30/13	10.00	(0.04)	1.65	1.61	—	(0.01)	(0.01)	11.60	16.07	124,256	(0.37)	1.26	1.26	30

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights (Unaudited for periods beginning after June 30, 2017)

			From Investment			Distributions to						Ratios to Average
			Operations(a)			Shareholders From						Net Assets(b)
				Net
For a Share				Realized					Net		Net
Outstanding		Net Asset	Net	&					Asset		Assets at	Net
Throughout		Value,	Investment	Unrealized		Net	Net		Value,		End of	Investment		Gross	Portfolio
Each Fiscal Period:		Beginning	Income	Gains		Investment	Realized		End of	Total	Period	Income	Net	Expenses	Turnover
Beginning	Ending	of Period	(Loss)	(Losses)	Total	Income	Gains	Total	Period	Return(c)	(000’s)	(Loss)	Expenses	(d)	Rate(c)

BROWN ADVISORY MID-CAP GROWTH FUND:

Investor Shares*
10/02/17^	12/31/17	$10.00	(—)	0.28	0.28	—	—	—	$10.28	2.80%	$9,129	(0.17)%	0.85%	3.48%	6%

BROWN ADVISORY SMALL-CAP GROWTH FUND:

Institutional Shares*
07/01/17	12/31/17	35.15	(0.09)	2.67	2.58	(0.15)	(0.51)	(0.66)	37.07	7.31	366,656	(0.48)	0.98	0.98	13
07/01/16	06/30/17	31.19	(0.16)	5.25	5.09	—	(1.13)	(1.13)	35.15	16.57	165,615	(0.49)	0.98	0.98	22
07/01/15	06/30/16	35.91	(0.14)	0.51	0.37	—	(5.09)	(5.09)	31.19	1.61	17,037	(0.45)	0.98	0.98	32
07/01/14	06/30/15	35.85	(0.18)	4.45	4.27	—	(4.21)	(4.21)	35.91	12.98	12,841	(0.51)	0.99	0.99	28
07/01/13	06/30/14	31.67	(0.22)	6.08	5.86	—	(1.68)	(1.68)	35.85	18.59	8,497	(0.63)	1.01	1.01	19
07/01/12	06/30/13	28.36	(0.07)	6.07	6.00	—	(2.69)	(2.69)	31.67	22.84	7,347	(0.24)	1.05	1.05	48
Investor Shares*
07/01/17	12/31/17	17.61	(0.06)	1.33	1.27	(0.06)	(0.25)	(0.31)	18.57	7.22	380,238	(0.63)	1.13	1.13	13
07/01/16	06/30/17	15.65	(0.11)	2.63	2.52	—	(0.56)	(0.56)	17.61	16.40	335,185	(0.64)	1.13	1.13	22
07/01/15	06/30/16	18.05	(0.10)	0.26	0.16	—	(2.56)	(2.56)	15.65	1.43	268,390	(0.60)	1.13	1.13	32
07/01/14	06/30/15	18.04	(0.11)	2.24	2.13	—	(2.12)	(2.12)	18.05	12.86	262,426	(0.66)	1.14	1.14	28
07/01/13	06/30/14	15.96	(0.14)	3.07	2.93	—	(0.85)	(0.85)	18.04	18.42	285,287	(0.78)	1.16	1.16	19
07/01/12	06/30/13	14.31	(0.05)	3.06	3.01	—	(1.36)	(1.36)	15.96	22.68	281,027	(0.36)	1.17	1.17	48
Advisor Shares*
07/01/17	12/31/17	16.85	(0.08)	1.27	1.19	(0.02)	(0.24)	(0.26)	17.78	7.09	19,072	(0.88)	1.38	1.38	13
07/01/16	06/30/17	15.02	(0.14)	2.51	2.37	—	(0.54)	(0.54)	16.85	16.04	32,852	(0.89)	1.38	1.38	22
07/01/15	06/30/16	17.35	(0.13)	0.26	0.13	—	(2.46)	(2.46)	15.02	1.27	9,704	(0.85)	1.38	1.38	32
07/01/14	06/30/15	17.39	(0.15)	2.15	2.00	—	(2.04)	(2.04)	17.35	12.54	6,348	(0.91)	1.39	1.39	28
07/01/13	06/30/14	15.43	(0.18)	2.96	2.78	—	(0.82)	(0.82)	17.39	18.07	7,300	(1.03)	1.41	1.41	19
07/01/12	06/30/13	13.86	(0.09)	2.97	2.88	—	(1.31)	(1.31)	15.43	22.45	5,493	(0.60)	1.41	1.41	48

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights (Unaudited for periods beginning after June 30, 2017)

			From Investment			Distributions to						Ratios to Average
			Operations(a)			Shareholders From						Net Assets(b)
				Net
For a Share				Realized					Net		Net
Outstanding		Net Asset	Net	&					Asset		Assets at	Net
Throughout		Value,	Investment	Unrealized		Net	Net		Value,		End of	Investment		Gross	Portfolio
Each Fiscal Period:		Beginning	Income	Gains		Investment	Realized		End of	Total	Period	Income	Net	Expenses	Turnover
Beginning	Ending	of Period	(Loss)	(Losses)	Total	Income	Gains	Total	Period	Return(c)	(000’s)	(Loss)	Expenses	(d)	Rate(c)

BROWN ADVISORY SMALL-CAP FUNDAMENTAL VALUE FUND:

Institutional Shares*
07/01/17	12/31/17	$27.11	0.10	2.45	2.55	(0.20)	(1.01)	(1.21)	$28.45	9.40%	$391,922	0.73%	0.97%	0.97%	10%
07/01/16	06/30/17	22.75	0.17	4.31	4.48	(0.09)	(0.03)	(0.12)	27.11	19.73	341,038	0.68	0.97	0.97	30
07/01/15	06/30/16	23.61	0.13	(0.44)	(0.31)	(0.10)	(0.45)	(0.55)	22.75	(1.17)	156,205	0.59	0.98	0.98	30
07/01/14	06/30/15	23.96	0.10	0.86	0.96	(0.14)	(1.17)	(1.31)	23.61	4.04	75,994	0.43	0.98	0.98	26
07/01/13	06/30/14	20.06	0.12	4.91	5.03	(0.19)	(0.94)	(1.13)	23.96	25.37	19,515	0.51	1.00	1.00	30
10/19/12^	06/30/13	16.77	0.06	3.30	3.36	(0.07)	—	(0.07)	20.06	20.13	1,061	1.14	1.05	1.05	34
Investor Shares*
07/01/17	12/31/17	27.08	0.08	2.44	2.52	(0.15)	(1.01)	(1.16)	28.44	9.34	886,375	0.58	1.12	1.12	10
07/01/16	06/30/17	22.73	0.13	4.31	4.44	(0.06)	(0.03)	(0.09)	27.08	19.54	834,317	0.53	1.12	1.12	30
07/01/15	06/30/16	23.59	0.10	(0.44)	(0.34)	(0.07)	(0.45)	(0.52)	22.73	(1.32)	774,547	0.44	1.13	1.13	30
07/01/14	06/30/15	23.94	0.07	0.86	0.93	(0.11)	(1.17)	(1.28)	23.59	3.90	748,003	0.28	1.13	1.13	26
07/01/13	06/30/14	20.06	0.08	4.90	4.98	(0.16)	(0.94)	(1.10)	23.94	25.13	567,799	0.36	1.15	1.15	30
07/01/12	06/30/13	15.65	0.18	4.29	4.47	(0.06)	—	(0.06)	20.06	28.64	371,018	1.01	1.18	1.18	34
Advisor Shares*
07/01/17	12/31/17	26.95	0.05	2.42	2.47	(0.07)	(1.01)	(1.08)	28.34	9.18	24,805	0.33	1.37	1.37	10
07/01/16	06/30/17	22.62	0.07	4.29	4.36	—	(0.03)	(0.03)	26.95	19.29	24,974	0.28	1.37	1.37	30
07/01/15	06/30/16	23.48	0.04	(0.44)	(0.40)	(0.01)	(0.45)	(0.46)	22.62	(1.58)	52,883	0.19	1.38	1.38	30
07/01/14	06/30/15	23.87	0.01	0.85	0.86	(0.08)	(1.17)	(1.25)	23.48	3.61	58,583	0.03	1.38	1.38	26
07/01/13	06/30/14	20.01	0.02	4.89	4.91	(0.11)	(0.94)	(1.05)	23.87	24.83	21,416	0.11	1.40	1.40	30
07/01/12	06/30/13	15.63	0.03	4.38	4.41	(0.03)	—	(0.03)	20.01	28.28	15,764	0.75	1.44	1.44	34

BROWN ADVISORY GLOBAL LEADERS FUND:

Investor Shares*
07/01/17	12/31/17	11.50	(—)	1.55	1.55	(0.01)	—	(0.01)	13.04	13.49	52,105	(0.04)	0.85	1.11	9
07/01/16	06/30/17	9.65	0.04	1.83	1.87	(0.02)	—	(0.02)	11.50	19.39	39,354	0.39	0.85	1.16	35
07/01/15^	06/30/16	10.00	0.05	(0.40)	(0.35)	—	—	—	9.65	(3.50)	26,367	0.55	0.85	1.41	53

BROWN ADVISORY INTERMEDIATE INCOME FUND:

Investor Shares*
07/01/17	12/31/17	10.60	0.11	(0.04)	0.07	(0.10)	—	(0.10)	10.57	0.68	131,363	2.05	0.45	0.52	17
07/01/16	06/30/17	10.78	0.20	(0.16)	0.04	(0.22)	—	(0.22)	10.60	0.40	131,941	1.88	0.45	0.51	62
07/01/15	06/30/16	10.63	0.20	0.22	0.42	(0.21)	(0.06)	(0.27)	10.78	3.99	137,900	1.92	0.43	0.50	68
07/01/14	06/30/15	10.74	0.19	(0.08)	0.11	(0.22)	—	(0.22)	10.63	1.01	140,006	1.78	0.45	0.50	130
07/01/13	06/30/14	10.85	0.17	0.12	0.29	(0.18)	(0.22)	(0.40)	10.74	2.66	207,371	1.54	0.52	0.52	162
07/01/12	06/30/13	11.37	0.19	(0.26)	(0.07)	(0.25)	(0.20)	(0.45)	10.85	(0.72)	241,543	1.66	0.52	0.52	111
Advisor Shares*
07/01/17	12/31/17	10.38	0.09	(0.03)	0.06	(0.09)	—	(0.09)	10.35	0.57	3,931	1.80	0.70	0.77	17
07/01/16	06/30/17	10.56	0.17	(0.15)	0.02	(0.20)	—	(0.20)	10.38	0.16	4,098	1.63	0.70	0.76	62
07/01/15	06/30/16	10.42	0.17	0.21	0.38	(0.18)	(0.06)	(0.24)	10.56	3.71	8,972	1.67	0.68	0.75	68
07/01/14	06/30/15	10.53	0.16	(0.08)	0.08	(0.19)	—	(0.19)	10.42	0.78	9,608	1.53	0.70	0.75	130
07/01/13	06/30/14	10.65	0.14	0.11	0.25	(0.15)	(0.22)	(0.37)	10.53	2.36	12,613	1.29	0.77	0.77	162
07/01/12	06/30/13	11.16	0.16	(0.25)	(0.09)	(0.22)	(0.20)	(0.42)	10.65	(0.87)	16,149	1.43	0.75	0.75	111

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights (Unaudited for periods beginning after June 30, 2017)

			From Investment			Distributions to						Ratios to Average
			Operations(a)			Shareholders From						Net Assets(b)
				Net
For a Share				Realized					Net		Net
Outstanding		Net Asset	Net	&					Asset		Assets at	Net
Throughout		Value,	Investment	Unrealized		Net	Net		Value,		End of	Investment		Gross	Portfolio
Each Fiscal Period:		Beginning	Income	Gains		Investment	Realized		End of	Total	Period	Income	Net	Expenses	Turnover
Beginning	Ending	of Period	(Loss)	(Losses)	Total	Income	Gains	Total	Period	Return(c)	(000’s)	(Loss)	Expenses	(d)	Rate(c)

BROWN ADVISORY TOTAL RETURN FUND:

Institutional Shares*
07/01/17	12/31/17	$10.00	0.13	0.05	0.18	(0.13)	—	(0.13)	$10.05	1.81%	$113,269	2.54%	0.50%	0.50%	113%
07/01/16	06/30/17	10.18	0.24	(0.16)	0.08	(0.25)	(0.01)	(0.26)	10.00	0.80	107,686	2.36	0.51	0.51	216
07/01/15	06/30/16	9.83	0.25	0.37	0.62	(0.27)	—	(0.27)	10.18	6.46	83,854	2.55	0.51	0.51	218
10/30/14^	06/30/15	10.00	0.13	(0.19)	(0.06)	(0.11)	—	(0.11)	9.83	(0.60)	73,735	1.89	0.54	0.54	235
Investor Shares*
07/01/17	12/31/17	10.00	0.13	0.05	0.18	(0.13)	—	(0.13)	10.05	1.79	3,209	2.49	0.55	0.55	113
07/01/16	06/30/17	10.18	0.23	(0.16)	0.07	(0.24)	(0.01)	(0.25)	10.00	0.75	2,668	2.31	0.56	0.56	216
07/01/15	06/30/16	9.83	0.25	0.37	0.62	(0.27)	—	(0.27)	10.18	6.40	1,957	2.50	0.56	0.56	218
10/30/14^	06/30/15	10.00	0.12	(0.18)	(0.06)	(0.11)	—	(0.11)	9.83	(0.63)	9,081	1.84	0.59	0.59	235

BROWN ADVISORY STRATEGIC BOND FUND:

Investor Shares*
07/01/17	12/31/17	9.61	0.13	0.02	0.15	(0.14)	—	(0.14)	9.62	1.52	126,423	2.67	0.70	0.69	94
07/01/16	06/30/17	9.47	0.23	0.14	0.37	(0.23)	—	(0.23)	9.61	3.92	114,651	2.39	0.70	0.72	259
07/01/15	06/30/16	9.83	0.30	(0.19)	0.11	(0.47)	—	(0.47)	9.47	1.18	39,211	3.21	0.70	0.73	288
10/31/14^	06/30/15	10.07	0.16	(0.35)	(0.19)	(0.05)	—	(0.05)	9.83	(1.85)	59,680	2.42	0.70	0.72	317
Advisor Shares*
07/01/17	12/31/17	9.61	0.12	0.01	0.13	(0.12)	—	(0.12)	9.62	1.39	211	2.42	0.95	0.94	94
07/01/16	06/30/17	9.47	0.20	0.14	0.34	(0.20)	—	(0.20)	9.61	3.65	248	2.14	0.95	0.97	259
07/01/15	06/30/16	9.82	0.28	(0.20)	0.08	(0.43)	—	(0.43)	9.47	0.84	865	2.96	0.95	0.98	288
07/01/14	06/30/15	10.04	0.19	(0.37)	(0.18)	(0.04)	—	(0.04)	9.82	(1.80)	1,692	1.91	1.21	1.22	317
07/01/13	06/30/14	9.68	(0.01)	0.42	0.41	(0.05)	—	(0.05)	10.04	4.22	24,399	(0.07)	1.33	1.33	1,010
07/01/12	06/30/13	9.68	(0.09)	0.29	0.20	(0.20)	—	(0.20)	9.68	2.09	25,570	(0.87)	1.40	1.40	992

BROWN ADVISORY SUSTAINABLE BOND FUND:

Investor Shares*
08/07/17^	12/31/17	10.00	0.08	(0.06)	0.02	(0.06)	—	(0.06)	9.96	0.24	22,910	1.90	0.60	1.11	47

BROWN ADVISORY MARYLAND BOND FUND:

Investor Shares*
07/01/17	12/31/17	10.62	0.12	(0.02)	0.10	(0.12)	—	(0.12)	10.60	0.99	185,830	2.32	0.48	0.48	11
07/01/16	06/30/17	10.92	0.23	(0.26)	(0.03)	(0.23)	(0.04)	(0.27)	10.62	(0.27)	181,518	2.14	0.49	0.49	53
07/01/15	06/30/16	10.65	0.23	0.32	0.55	(0.23)	(0.05)	(0.28)	10.92	5.24	183,705	2.12	0.48	0.48	80
07/01/14	06/30/15	10.82	0.18	(0.12)	0.06	(0.18)	(0.05)	(0.23)	10.65	0.58	199,469	1.66	0.49	0.49	61
07/01/13	06/30/14	10.81	0.21	0.10	0.31	(0.21)	(0.09)	(0.30)	10.82	2.94	205,717	1.99	0.52	0.52	56
07/01/12	06/30/13	11.06	0.21	(0.23)	(0.02)	(0.21)	(0.02)	(0.23)	10.81	(0.25)	252,166	1.86	0.52	0.52	30

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights (Unaudited for periods beginning after June 30, 2017)

			From Investment			Distributions to							Ratios to Average
			Operations(a)			Shareholders From							Net Assets(b)
				Net
For a Share				Realized						Net		Net
Outstanding		Net Asset	Net	&						Asset		Assets at	Net
Throughout		Value,	Investment	Unrealized		Net	Net			Value,		End of	Investment		Gross	Portfolio
Each Fiscal Period:		Beginning	Income	Gains		Investment	Realized			End of	Total	Period	Income	Net	Expenses	Turnover
Beginning	Ending	of Period	(Loss)	(Losses)	Total	Income	Gains		Total	Period	Return(c)	(000’s)	(Loss)	Expenses	(d)	Rate(c)

BROWN ADVISORY TAX EXEMPT BOND FUND:

Investor Shares*
07/01/17	12/31/17	$9.94	0.16	0.05	0.21	(0.16)	—		(0.16)	$9.99	2.09%	$311,799	3.10%	0.48%	0.48%	22%
07/01/16	06/30/17	10.26	0.29	(0.32)	(0.03)	(0.29)	—		(0.29)	9.94	(0.29)	257,602	2.88	0.49	0.49	55
07/01/15	06/30/16	9.93	0.25	0.33	0.58	(0.25)	—		(0.25)	10.26	5.94	233,675	2.51	0.49	0.49	119
07/01/14	06/30/15	10.03	0.18	(0.10)	0.08	(0.18)	—		(0.18)	9.93	0.78	224,154	1.78	0.50	0.50	109
07/01/13	06/30/14	9.84	0.19	0.19	0.38	(0.19)	(—	)(e)	(0.19)	10.03	3.94	205,177	1.96	0.52	0.52	157
07/01/12	06/30/13	10.00	0.13	(0.12)	0.01	(0.13)	(0.04)		(0.17)	9.84	0.03	161,891	1.35	0.55	0.55	87

BROWN ADVISORY MORTGAGE SECURITIES FUND:

Institutional Shares*
07/01/17	12/31/17	9.87	0.08	0.01	0.09	(0.11)	—		(0.11)	9.85	0.91	351,567	1.63	0.48	0.48	177
07/01/16	06/30/17	10.20	0.15	(0.21)	(0.06)	(0.20)	(0.07)		(0.27)	9.87	(0.52)	342,705	1.53	0.46	0.46	414
07/01/15	06/30/16	10.06	0.22	0.21	0.43	(0.25)	(0.04)		(0.29)	10.20	4.32	377,908	2.12	0.45	0.45	244
07/01/14	06/30/15	10.16	0.27	0.01	0.28	(0.30)	(0.08)		(0.38)	10.06	2.74	206,299	2.68	0.47	0.47	147
05/13/14^	06/30/14	10.15	0.03	0.02	0.05	(0.04)	—		(0.04)	10.16	0.49	131,415	1.98	0.52	0.52	88
Investor Shares*
07/01/17	12/31/17	9.87	0.08	0.02	0.10	(0.11)	—		(0.11)	9.86	0.98	396	1.58	0.53	0.53	177
07/01/16	06/30/17	10.21	0.15	(0.22)	(0.07)	(0.20)	(0.07)		(0.27)	9.87	(0.68)	738	1.48	0.51	0.51	414
07/01/15	06/30/16	10.06	0.21	0.22	0.43	(0.24)	(0.04)		(0.28)	10.21	4.33	1,793	2.07	0.50	0.50	244
07/01/14	06/30/15	10.16	0.27	—	0.27	(0.29)	(0.08)		(0.37)	10.06	2.68	28,649	2.63	0.52	0.52	147
12/26/13^	06/30/14	10.00	0.10	0.16	0.26	(0.10)	—		(0.10)	10.16	2.62	67,776	1.93	0.57	0.57	88

BROWN ADVISORY – WMC STRATEGIC EUROPEAN EQUITY FUND:

Institutional Shares*
07/01/17	12/31/17	12.05	(0.02)	0.98	0.96	(0.11)	—		(0.11)	12.90	7.99	1,324,700	(0.32)	1.07	1.07	12
07/01/16	06/30/17	9.90	0.12	2.16	2.28	(0.13)	—		(0.13)	12.05	23.32	1,176,492	1.10	1.09	1.09	27
07/01/15	06/30/16	10.20	0.13	(0.40)	(0.27)	(0.03)	—		(0.03)	9.90	(2.68)	1,059,870	1.30	1.11	1.11	31
07/01/14	06/30/15	10.46	0.14	(0.29)	(0.15)	(0.11)	—		(0.11)	10.20	(1.42)	240,182	1.35	1.13	1.13	48
10/21/13^	06/30/14	10.00	0.14	0.32	0.46	—	—		—	10.46	4.60	202,616	2.01	1.23	1.23	25
Investor Shares*
07/01/17	12/31/17	12.05	(0.03)	0.98	0.95	(0.11)	—		(0.11)	12.89	7.87	12,644	(0.47)	1.22	1.22	12
07/01/16	06/30/17	9.90	0.10	2.17	2.27	(0.12)	—		(0.12)	12.05	23.18	7,367	0.95	1.24	1.24	27
07/01/15	06/30/16	10.19	0.12	(0.41)	(0.29)	—	—		—	9.90	(2.85)	13,031	1.15	1.26	1.26	31
07/01/14	06/30/15	10.45	0.12	(0.29)	(0.17)	(0.09)	—		(0.09)	10.19	(1.56)	25,840	1.20	1.28	1.28	48
10/21/13^	06/30/14	10.00	0.13	0.32	0.45	—	—		—	10.45	4.50	18,011	1.86	1.38	1.38	25
Advisor Shares*
07/01/17	12/31/17	11.98	(0.05)	0.98	0.93	(0.11)	—		(0.11)	12.80	7.74	18,249	(0.72)	1.47	1.47	12
07/01/16	06/30/17	9.85	0.08	2.15	2.23	(0.10)	—		(0.10)	11.98	22.91	10,740	0.70	1.49	1.49	27
07/01/15	06/30/16	10.17	0.09	(0.41)	(0.32)	—	—		—	9.85	(3.15)	745	0.90	1.51	1.51	31
07/01/14	06/30/15	10.44	0.10	(0.29)	(0.19)	(0.08)	—		(0.08)	10.17	(1.78)	1,076	0.95	1.53	1.53	48
10/21/13^	06/30/14	10.00	0.11	0.33	0.44	—	—		—	10.44	4.40	240	1.61	1.63	1.63	25

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights (Unaudited for periods beginning after June 30, 2017)

			From Investment			Distributions to								Ratios to Average
			Operations(a)			Shareholders From								Net Assets(b)
				Net
For a Share				Realized							Net		Net
Outstanding		Net Asset	Net	&							Asset		Assets at	Net
Throughout		Value,	Investment	Unrealized		Net		Net			Value,		End of	Investment		Gross	Portfolio
Each Fiscal Period:		Beginning	Income	Gains		Investment		Realized			End of	Total	Period	Income	Net	Expenses	Turnover
Beginning	Ending	of Period	(Loss)	(Losses)	Total	Income		Gains	Total		Period	Return(c)	(000’s)	(Loss)	Expenses	(d)	Rate(c)

BROWN ADVISORY – WMC JAPAN ALPHA OPPORTUNITIES FUND:

Institutional Shares*
07/01/17	12/31/17	$10.89	0.02	1.51	1.53	—		(0.97)	(0.97)		$11.45	14.12%	$1,089,926	0.39%	1.17%	1.17%	38%
07/01/16	06/30/17	8.83	0.08	1.98	2.06	—		—	—		10.89	23.33	985,654	0.80	1.15	1.15	100
07/01/15	06/30/16	12.83	0.06	(2.91)	(2.85)	(0.95)		(0.20)	(1.15)		8.83	(24.02)	1,828,840	0.53	1.14	1.14	105
07/01/14	06/30/15	10.50	0.05	2.86	2.91	(0.51)		(0.07)	(0.58)		12.83	28.62	1,582,214	0.41	1.15	1.15	70
03/04/14^	06/30/14	10.00	0.05	0.45	0.50	—		—	—		10.50	5.00	1,080,717	1.59	1.21	1.21	26
Investor Shares*
07/01/17	12/31/17	10.85	0.01	1.51	1.52	—		(0.97)	(0.97)		11.40	14.08	3,402	0.24	1.32	1.32	38
07/01/16	06/30/17	8.81	0.07	1.97	2.04	—		—	—		10.85	23.16	2,814	0.65	1.30	1.30	100
07/01/15	06/30/16	12.82	0.04	(2.91)	(2.87)	(0.94)		(0.20)	(1.14)		8.81	(24.20)	1,595	0.38	1.29	1.29	105
07/01/14	06/30/15	10.49	0.03	2.87	2.90	(0.50)		(0.07)	(0.57)		12.82	28.57	25,628	0.26	1.30	1.30	70
03/04/14^	06/30/14	10.00	0.05	0.44	0.49	—		—	—		10.49	4.90	4,522	1.44	1.36	1.36	26
Advisor Shares*
07/01/17	12/31/17	10.79	(—)	1.50	1.50	—		(0.97)	(0.97)		11.32	13.99	376	(0.01)	1.57	1.57	38
07/01/16	06/30/17	8.78	0.04	1.97	2.01	—		—	—		10.79	22.89	388	0.40	1.55	1.55	100
07/01/15	06/30/16	12.79	0.01	(2.90)	(2.89)	(0.92)		(0.20)	(1.12)		8.78	(24.39)	687	0.13	1.54	1.54	105
07/01/14	06/30/15	10.48	—	2.87	2.87	(0.49)		(0.07)	(0.56)		12.79	28.22	1,670	0.01	1.55	1.55	70
03/04/14^	06/30/14	10.00	0.04	0.44	0.48	—		—	—		10.48	4.80	59	1.19	1.61	1.61	26

BROWN ADVISORY – SOMERSET EMERGING MARKETS FUND:

Institutional Shares*
07/01/17	12/31/17	10.17	0.03	1.15	1.18	(0.11)		—	(0.11)		11.24	11.59	488,449	0.58	1.15	1.15	4
07/01/16	06/30/17	8.73	0.12	1.43	1.55	(0.11)		—	(0.11)		10.17	18.04	407,616	1.31	1.17	1.17	23
07/01/15	06/30/16	9.74	0.13	(1.05)	(0.92)	(0.09)		—	(0.09)		8.73	(9.40)	319,993	1.56	1.17	1.17	19
07/01/14	06/30/15	10.22	0.13	(0.46)	(0.33)	(0.15)		—	(0.15)		9.74	(3.22)	268,530	1.31	1.22	1.22	22
07/01/13	06/30/14	9.52	0.20	0.61	0.81	(0.11)		—	(0.11)		10.22	8.62	193,676	2.08	1.25	1.25	19
12/12/12^	06/30/13	10.00	0.12	(0.60)	(0.48)	(—	)(e)	—	(—	)(e)	9.52	(4.77)	122,515	2.17	1.41	1.41	19
Investor Shares*
07/01/17	12/31/17	10.15	0.02	1.14	1.16	(0.09)		—	(0.09)		11.22	11.45	190,383	0.43	1.30	1.30	4
07/01/16	06/30/17	8.71	0.11	1.43	1.54	(0.10)		—	(0.10)		10.15	17.90	183,378	1.16	1.32	1.32	23
07/01/15	06/30/16	9.73	0.12	(1.06)	(0.94)	(0.08)		—	(0.08)		8.71	(9.60)	196,841	1.41	1.32	1.32	19
07/01/14	06/30/15	10.21	0.11	(0.45)	(0.34)	(0.14)		—	(0.14)		9.73	(3.33)	155,919	1.16	1.37	1.37	22
07/01/13	06/30/14	9.51	0.19	0.61	0.80	(0.10)		—	(0.10)		10.21	8.51	24,291	1.93	1.40	1.40	19
12/12/12^	06/30/13	10.00	0.11	(0.60)	(0.49)	(—	)(e)	—	(—	)(e)	9.51	(4.87)	11,695	2.02	1.56	1.56	19
Advisor Shares*
07/01/17	12/31/17	10.19	0.01	1.14	1.15	(0.07)		—	(0.07)		11.27	11.25	273	0.18	1.55	1.55	4
07/01/16	06/30/17	8.73	0.08	1.45	1.53	(0.07)		—	(0.07)		10.19	17.65	253	0.91	1.57	1.57	23
07/01/15	06/30/16	9.70	0.10	(1.05)	(0.95)	(0.02)		—	(0.02)		8.73	(9.82)	281	1.16	1.57	1.57	19
07/01/14	06/30/15	10.18	0.09	(0.46)	(0.37)	(0.11)		—	(0.11)		9.70	(3.60)	942	0.91	1.62	1.62	22
07/01/13	06/30/14	9.49	0.16	0.61	0.77	(0.08)		—	(0.08)		10.18	8.19	533	1.68	1.65	1.65	19
12/12/12^	06/30/13	10.00	0.10	(0.61)	(0.51)	(—	)(e)	—	(—	)(e)	9.49	(5.07)	990	1.77	1.81	1.81	19

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights (Unaudited for periods beginning after June 30, 2017)

			From Investment			Distributions to						Ratios to Average
			Operations(a)			Shareholders From						Net Assets(b)
				Net
For a Share				Realized					Net		Net
Outstanding		Net Asset	Net	&					Asset		Assets at	Net
Throughout		Value,	Investment	Unrealized		Net	Net		Value,		End of	Investment		Gross	Portfolio
Each Fiscal Period:		Beginning	Income	Gains		Investment	Realized		End of	Total	Period	Income	Net	Expenses	Turnover
Beginning	Ending	of Period	(Loss)	(Losses)	Total	Income	Gains	Total	Period	Return(c)	(000’s)	(Loss)	Expenses	(d)	Rate(c)

BROWN ADVISORY – MACQUARIE ASIA NEW STARS FUND:

Institutional Shares*
07/01/17	12/31/17	$9.87	0.02	1.02	1.04	(0.03)	—	(0.03)	$10.88	10.58%	$285,787	0.46%	1.50%	1.50%	50%
07/01/16	06/30/17	9.18	0.02	0.67	0.69	—	—	—	9.87	7.52	239,812	0.25	1.55	1.55	169
07/01/15	06/30/16	11.70	(—)	(2.10)	(2.10)	—	(0.42)	(0.42)	9.18	(18.16)	212,344	(0.03)	1.51	1.51	126
11/21/14^	06/30/15	10.00	0.02	1.68	1.70	—	—	—	11.70	17.00	187,901	0.27	1.83	1.83	89
Investor Shares*
07/01/17	12/31/17	9.83	0.02	1.01	1.03	(0.02)	—	(0.02)	10.84	10.51	2,826	0.31	1.65	1.65	50
07/01/16	06/30/17	9.15	0.01	0.67	0.68	—	—	—	9.83	7.43	3,835	0.10	1.70	1.70	169
07/01/15	06/30/16	11.69	(0.02)	(2.10)	(2.12)	—	(0.42)	(0.42)	9.15	(18.35)	5,633	(0.18)	1.66	1.66	126
11/21/14^	06/30/15	10.00	0.01	1.68	1.69	—	—	—	11.69	16.90	18,992	0.12	1.98	1.98	89

*
Redemption fees of less than $0.005/share are not presented and are included in net realized & unrealized gains (losses) from investment operations.  Prior to October 19, 2012, Investor Shares of the Brown Advisory Growth Equity Fund, Flexible Equity Fund, Equity Income Fund, Small-Cap Growth Fund, Small-Cap Fundamental Value Fund, Intermediate Income Fund and Maryland Bond Fund  were known as Institutional Shares.  Prior to October 19, 2012, Institutional Shares of the Brown Advisory Small-Cap Growth Fund were known as D Shares.

^	Commencement of operations.
(a)	Calculated based on average shares outstanding during the fiscal period.
(b)
Annualized for periods less than one year.  Ratios include only income and expenses of the funds themselves, as presented in the Statements of Operations, and do not include any additional or pro rata amounts of income or expenses from the ownership of any other investment companies (as applicable).

(c)	Not annualized for periods less than one year. Portfolio turnover rates are calculated at the fund level (not by individual share class).
(d)	Reflects the expense ratio excluding any expense waivers or expense recoupments.
(e)	Less than $0.005/share.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Notes to Financial Statements
December 31, 2017 (Unaudited)

Note 1. Organization

The Brown Advisory Growth Equity Fund (“Growth Equity Fund”), Brown Advisory Flexible Equity Fund (“Flexible Equity Fund”), Brown Advisory Equity Income Fund (“Equity Income Fund”), Brown Advisory Sustainable Growth Fund (“Sustainable Growth Fund”), Brown Advisory Mid-Cap Growth Fund (“Mid-Cap Growth Fund”), Brown Advisory Small-Cap Growth Fund (“Small-Cap Growth Fund”), Brown Advisory Small-Cap Fundamental Value Fund (“Small-Cap Fundamental Value Fund”), Brown Advisory Global Leaders Fund (“Global Leaders Fund”), Brown Advisory Intermediate Income Fund (“Intermediate Income Fund”), Brown Advisory Total Return Fund (“Total Return Fund”), Brown Advisory Strategic Bond Fund (“Strategic Bond Fund”), Brown Advisory Sustainable Bond Fund (“Sustainable Bond Fund”), Brown Advisory Maryland Bond Fund (“Maryland Bond Fund”), Brown Advisory Tax Exempt Bond Fund (“Tax Exempt Bond Fund”), Brown Advisory Mortgage Securities Fund (“Mortgage Securities Fund”), Brown Advisory – WMC Strategic European Equity Fund (“WMC Strategic European Equity Fund”), Brown Advisory –WMC Japan Alpha Opportunities Fund (“WMC Japan Alpha Opportunities Fund”), Brown Advisory – Somerset Emerging Markets Fund (“Somerset Emerging Markets Fund”) and Brown Advisory – Macquarie Asia New Stars Fund (“Macquarie Asia New Stars Fund”) (individually a “Fund,” and collectively, the “Funds”) are each a series of shares of beneficial interest of Brown Advisory Funds (the “Trust”), which is registered under the Investment Company Act of 1940 as an open-ended management investment company. Prior to October 19, 2012, the Funds, except for the Sustainable Growth Fund, Mid-Cap Growth Fund, Global Leaders Fund, Total Return Fund, Sustainable Bond Fund, Tax Exempt Bond Fund, Mortgage Securities Fund, WMC Strategic European Equity Fund, WMC Japan Alpha Opportunities Fund, Somerset Emerging Markets Fund, and Macquarie Asia New Stars Fund, were series of Professionally Managed Portfolios Trust.

The Funds commenced operations as follows:

	Institutional		Investor		Advisor
	Shares		Shares		Shares
Growth Equity Fund	10/19/2012		6/28/1999	*	5/18/2006
Flexible Equity Fund	10/19/2012		11/30/2006	*	1/24/2007
Equity Income Fund	10/19/2012		12/29/2011	*	12/29/2011
Sustainable Growth Fund	6/29/2012		$6/29/2012		6/29/2012
Mid-Cap Growth Fund	—		10/2/2017		—
Small-Cap Growth Fund	9/20/2002	**	6/28/1999	*	4/25/2006
Small-Cap Fundamental Value Fund	10/19/2012		12/31/2008	*	7/28/2011
Global Leaders Fund	—		7/1/2015		—
Intermediate Income Fund	—		11/2/1995	*	5/13/1991
Total Return Fund	10/30/2014		10/30/2014		—
Strategic Bond Fund	—		10/31/2014		9/30/2011
Sustainable Bond Fund	—		8/7/2017		—
Maryland Bond Fund	—		12/21/2000	*	—
Tax Exempt Bond Fund	—		6/29/2012		—
Mortgage Securities Fund	—		12/26/2013		—
WMC Strategic European Equity Fund	10/21/2013		10/21/2013		10/21/2013
WMC Japan Alpha Opportunities Fund	3/4/2014		3/4/2014		3/4/2014
Somerset Emerging Markets Fund	12/12/2012		12/12/2012		12/12/2012
Macquarie Asia New Stars Fund	11/21/2014		11/21/2014		—
_________________________

*	Prior to October 19, 2012, Investor Shares were known as Institutional Shares.
**	Prior to October 19, 2012, Small-Cap Growth Fund Institutional Shares were known as D Shares.

Each share class has equal rights as to earnings and assets except that each class bears different shareholder servicing and distribution expenses. Each share class has exclusive voting rights with respect to matters that affect just that class. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each share class on its relative net assets.

The investment objective of Growth Equity Fund and Small-Cap Growth Fund is to achieve capital appreciation by primarily investing in equity securities. The investment objective of Small-Cap Fundamental Value Fund is to achieve long-term capital appreciation. Flexible Equity Fund’s investment objective is to achieve long-term growth of capital. Mid-Cap Growth Fund seeks

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Notes to Financial Statements
December 31, 2017 (Unaudited)

to achieve capital appreciation. Maryland Bond Fund’s investment objective is to provide a high level of current income exempt from both Federal and Maryland State income taxes without undue risk. Intermediate Income Fund’s investment objective is to provide a high level of current income consistent with preservation of principal within an intermediate-term maturity structure. Equity Income Fund’s investment objective is to provide current dividend yield and dividend growth. Sustainable Growth Fund’s investment objective is to seek capital appreciation by investing at least 80% of its net assets in equity securities of environmentally sustainable domestic companies. The investment objective of the Strategic Bond Fund is to achieve capital appreciation and income with a low correlation to interest rate movements. Sustainable Bond Fund seeks to provide a competitive return consistent with preservation of principal while giving special considerations to certain environmental, social and governance criteria. Tax Exempt Bond Fund’s investment objective is to seek to provide a high level of current income exempt from Federal income tax by investing primarily in intermediate-term investment grade municipal bonds. The investment objective of the Somerset Emerging Markets Fund is to seek to achieve total return by investing principally in equity securities issued by companies established or operating in emerging markets. The investment objective of the WMC Strategic European Equity Fund seeks to achieve total return by investing principally in equity securities issued by companies established or operating in Europe. The investment objective of the Mortgage Securities Fund seeks to maximize total return consistent with preservation of capital. The investment objective of the WMC Japan Alpha Opportunities Fund seeks to achieve total return by investing principally in equity securities of companies which are domiciled in or exercise the predominant part of their economic activity in Japan. Global Leaders Fund seeks to achieve capital appreciation by investing primarily in global equities. The investment objective of the Total Return Fund is to provide a competitive total return consistent with preservation of principal. The Macquarie Asia New Stars Fund’s investment objective is to achieve total return by investing principally in equity securities issued by small and medium capitalization companies which are domiciled in or exercise the predominant part of their economic activity in Asia (excluding Japan).

Note 2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America.

A. Security Valuation – The Funds have adopted fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs, if any, during the period. These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities.

Level 2 –	Evaluated price based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment spreads, credit risk, etc).

Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”), are valued at the last reported sale price on the exchange on which the security is principally traded. Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”). If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used. Such domestic equity securities are typically categorized as Level 1 securities. Investments in other domestic investment companies (open-ended mutual funds) are valued at their reported Net Asset Value (“NAV”) and are typically categorized as Level 1 securities. Investments in Exchange Traded Funds (“ETFs”) and Closed-End Funds are valued at their last reported sale price and are typically categorized as Level 1 securities.

For foreign securities that are traded on foreign exchanges, the Funds have selected ICE Data Services (“ICE”) to provide pricing data for those such securities that are held by the Funds. The use of ICE’s pricing services with respect to these foreign exchange traded securities is designed to capture events occurring after a foreign exchange closes that may affect the value of certain holdings of the Funds that are traded on those foreign exchanges. The Funds utilize a confidence interval when determining whether or not to utilize these prices provided by ICE. The confidence interval is a measure of the relationship that each foreign exchange traded

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Notes to Financial Statements
December 31, 2017 (Unaudited)

security has to movements in various indices and the price of the foreign exchange traded security’s corresponding American Depositary Receipt, if one exists. ICE provides a confidence interval for each foreign exchange traded security for which it provides a price. If the confidence interval provided by ICE is equal to or greater than a predefined level utilized by the Funds, the Funds will value that foreign exchange traded security at that price. If the confidence interval provided by ICE is less than the predefined level utilized by the Funds, the Funds will value that foreign exchange traded security at the preceding closing price on its respective foreign exchange, or, if there were no transactions on the preceding day, at the mean between the bid and the asked prices. Such foreign securities are typically categorized as Level 2 securities. Foreign securities for which the local market closing prices are utilized are typically categorized as Level 1 securities.

Debt securities are valued by using the mean between the closing bid and asked prices provided by an independent pricing service. If the closing bid and asked prices are not readily available, the independent pricing service may provide a price determined by a matrix pricing method. These techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. Fixed income debt instruments, such as commercial paper, banker’s acceptances and U.S. Treasury Bills, having a maturity of less than 60 days are valued at amortized cost when the amortized cost value is determined to approximate fair value established using market-based and issuer-specific factors. Such debt securities are typically categorized as Level 2.

Exchange traded options are valued at the composite price, using the National Best Bid and Offer quotes (NBBO). NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace. Specifically, composite pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded. Such options are typically categorized as Level 2.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1 securities.

Forward foreign currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2 securities.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith under guidelines and procedures adopted by the Board of Trustees. These are generally considered Level 3 securities when significant unobservable inputs are utilized in the determination of the fair value. When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the guidelines and procedures adopted by the Board of Trustees. Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value. Different funds could reasonably arrive at different values for the same security. The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. As of December 31, 2017, the Small-Cap Growth Fund was the only fund that held any fair valued securities. As of December 31, 2017, the Small-Cap Growth Fund held fair valued securities with a total market value of $2,580,022 or 0.3% of net assets.

The following is a summary of inputs used to value the Funds’ investments as of December 31, 2017:

	Level 1	Level 2	Level 3
Growth Equity Fund
Common Stocks	$1,773,122,065	$—	$—
REIT^	64,789,719	—	—
Short-Term Investments	41,317,180	—	—
Total Investments	$1,879,228,964	$—	$—

Flexible Equity Fund
Common Stocks	$423,005,438	$—	$—
REIT^	7,891,701	—	—
Closed-End Funds	12,237,161	—	—
Warrants	552,000	—	—
Short-Term Investments	7,995,064	—	—
Total Investments	$451,681,364	$—	$—

Equity Income Fund
Common Stocks	$107,678,551	$—	$—
REIT^	7,916,045	—	—
Short-Term Investments	1,505,250	—	—
Total Investments	$117,099,846	$—	$—

Sustainable Growth Fund
Common Stocks	$449,351,564	$—	$—
REIT^	21,910,973	—	—
Short-Term Investments	28,558,933	—	—
Total Investments	$499,821,470	$—	$—

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Notes to Financial Statements
December 31, 2017 (Unaudited)

	Level 1	Level 2	Level 3
Mid-Cap Growth Fund
Common Stocks	$7,052,296	$—	$—
REIT^	205,688	—	—
Short-Term Investments	1,406,639	—	—
Total Investments	$8,664,623	$—	$—

Small-Cap Growth Fund
Common Stocks	$718,813,457	$—	$—
Private Placements	—	—	2,448,830
Contingent Value Rights	—	—	131,192
Short-Term Investments	49,685,917	—	—
Total Investments	$768,499,374	$—	$2,580,022

Small-Cap Fundamental Value Fund
Common Stocks	$1,132,329,298	$—	$—
REIT^	132,502,330	—	—
Short-Term Investments	34,779,281	—	—
Total Investments	$1,299,610,909	$—	$—

Global Leaders Fund
Common Stocks:
China	$—	$1,635,492	$—
France	—	1,711,593	—
Germany	—	3,773,429	—
India	1,307,570	—	—
Indonesia	1,124,745	—	—
Japan	—	944,246	—
Sweden	—	1,780,868	—
Switzerland	—	1,641,474	—
Taiwan	1,705,902	—	—
United Kingdom	1,275,391	1,687,886	—
United States	30,676,822	—	—
Short-Term Investments	1,908,681	—	—
Total Investments	$37,999,111	$13,174,988	$—

Intermediate Income Fund
Corporate Bonds & Notes	$—	$35,988,424	$—
Mortgage Backed Securities	—	20,488,203	—
Municipal Bonds	—	13,817,833	—
Asset Backed Securities	—	11,607,346	—
U.S. Treasury Notes	—	20,724,260	—
Affiliated Mutual Funds	29,502,612	—	—
Short-Term Investments	3,559,800	—	—
Total Investments	$33,062,412	$102,626,066	$—

Total Return Fund
Corporate Bonds & Notes	$—	$39,663,409	$—
Mortgage Backed Securities	—	35,113,979	—
Asset Backed Securities	—	29,257,387	—
U.S. Treasury Notes	—	7,711,897	—
Municipal Bonds	—	6,590,976	—
Short-Term Investments	5,660,047	547,627	—
Total Investments	$5,660,047	$118,885,275	$—
Futures Contracts – Long*	$63,696	$—	$—
Futures Contracts – Short*	$18,903	$—	$—

Strategic Bond Fund
Asset Backed Securities	$—	$57,590,017	$—
Mortgage Backed Securities	—	32,688,218	—
Corporate Bonds & Notes	—	31,289,945	—
Municipal Bonds	—	9,814,984	—
Preferred Stocks	363,216	—	—
Closed-End Funds	641,372	—	—
Exchange Traded Funds	4,473,645	—	—
Short-Term Investments	2,774,761	99,796	—
Total Investments	$8,252,994	$131,482,960	$—
Futures Contracts – Short*	$46,402	$—	$—

Sustainable Bond Fund
Corporate Bonds & Notes	$—	$8,741,140	$—
Municipal Bonds	—	3,730,101	—
Mortgage Backed Securities	—	3,254,899	—
U.S. Treasury Notes	—	599,263	—
Foreign Government Bonds	—	3,407,150	—
Short-Term Investments	5,120,581	—	—
Total Investments	$5,120,581	$19,732,553	$—
Futures Contracts – Long*	$3,996	$—	$—
Futures Contracts – Short*	$5,609	$—	$—

Maryland Bond Fund
Municipal Bonds	$—	$182,612,615	$—
Short-Term Investments	850,043	—	—
Total Investments	$850,043	$182,612,615	$—

Tax Exempt Bond Fund
Municipal Bonds	$—	$300,534,934	$—
Short-Term Investments	6,271,314	—	—
Total Investments	$6,271,314	$300,534,934	$—

Mortgage Securities Fund
Mortgage Backed Securities	$—	$333,531,667	$—
Asset Backed Securities	—	61,286,247	—
Municipal Bonds	—	8,783,532	—
Preferred Stocks	387,600	—	—
Short-Term Investments	22,210,252	298,705	—
Total Investments	$22,597,852	$403,900,151	$—
Futures Contracts – Long*	$20,314	$—	$—
Futures Contracts – Short*	$(7,723)	$—	$—

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Notes to Financial Statements
December 31, 2017 (Unaudited)

	Level 1	Level 2	Level 3
WMC Strategic European Equity Fund
Common Stocks:
Austria	$—	$7,548,447	$—
Belgium	—	39,432,271	—
Denmark	6,816,916	39,238,342	—
Finland	13,488,927	55,344,986	—
France	15,719,862	172,219,484	—
Germany	—	154,424,554	—
Italy	—	13,449,766	—
Netherlands	—	108,383,079	—
Spain	—	13,831,095	—
Sweden	—	131,026,424	—
Switzerland	6,181,120	193,540,617	—
United Kingdom	42,076,529	305,287,931	—
Preferred Stocks	—	9,059,434	—
Short-Term Investments	25,376,570	—	—
Total Investments	$109,659,924	$1,242,786,430	$—

WMC Japan Alpha Opportunities Fund
Common Stocks	$7,357,762	$1,034,711,766	$—
REIT^	1,072,881	—	—
Short-Term Investments	49,598,493	—	—
Total Investments	$58,029,136	$1,034,711,766	$—
Futures Contracts – Long*	$746,988	$—	$—

Somerset Emerging Markets Fund
Common Stocks:
Brazil	$—	$34,705,244	$—
Chile	31,964,777	—	—
China	—	25,311,339	—
Greece	—	3,315,523	—
Hungary	—	58,275,653	—
India	21,934,364	42,172,898	—
Indonesia	3,058,156	16,283,501	—
Nigeria	4,649,992	—	—
Philippines	—	12,444,342	—
Poland	5,933,304	18,128,570	—
Portugal	—	7,837,999	—
Russia	2,808,826	7,197,316	—
South Africa	—	36,256,700	—
South Korea	—	136,032,764	—
Taiwan	14,673,643	54,253,393	—
Turkey	6,660,285	25,201,458	—
United Arab Emirates	4,126,897	12,225,340	—
United Kingdom	23,185,568	42,348,736	—
Short-Term Investments	24,045,104	—	—
Total Investments	$143,040,916	$531,990,776	$—

Macquarie Asia New Stars Fund
Common Stocks:
China	$44,313,650	$70,928,038	$—
India	3,286,717	41,013,409	—
Indonesia	3,594,141	6,678,850	—
Philippines	—	7,297,090	—
Singapore	—	2,727,022	—
South Korea	—	55,352,185	—
Taiwan	5,246,501	26,853,759	—
Thailand	4,587,596	—	—
REIT^	2,895,919	—	—
Short-Term Investments	12,342,846	—	—
Total Investments	$76,267,370	$210,850,353	$—

^	Real Estate Investment Trusts
*	Amounts presented for Futures Contracts represent net unrealized appreciation (depreciation) as of December 31, 2017.

The Funds recognize transfers between levels as of the end of the fiscal year. There were no transfers into or out of Level 1 or Level 2 securities as of December 31, 2017.

The following is a reconciliation of Level 3 securities for which significant unobservable inputs were used to determine fair value.

Small-Cap Growth Fund	Contingent Value Rights	Private Placements
Balance as of June 30, 2017	$131,192	$2,415,460
Acquisitions/Purchases	—	3,000
Returns of Capital	—	(97,000)
Realized Gains	—	80,000
Change in Unrealized Appreciation	—	47,370
Balance as of December 31, 2017	$131,192	$2,448,830

The Contingent Value Rights (“CVR”) were acquired as a result of Dyax Corp. (which was a portfolio holding of the Fund) being acquired by Shire PLC. In exchange for the Fund’s shares in Dyax Corp., the Fund received cash considerations from Shire PLC as well as the CVR. The CVR are valued at the difference between the cash price at which Dyax Corp. was acquired by Shire PLC and the closing price of Dyax Corp. on its last day of trading prior to the acquisition.

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Notes to Financial Statements
December 31, 2017 (Unaudited)

The inputs utilized in valuing the Private Placements consist of annual audited financial statements and quarterly capital statements which are provided by the issuer. These valuations are adjusted periodically for certain events (additional contributions of capital or purchases made by the Fund, distributions to the Fund made by the issuer, etc) that may occur prior to receipt of the next quarterly capital statement or Annual Report.

B. Securities Transactions and Investment Income – Investment securities transactions are accounted for on the trade date. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Income and capital gains on some foreign securities may be subject to foreign withholding or capital gains taxes. Identified cost of investments sold is used to determine the gain and loss for both financial statement and Federal income tax purposes. Distributions deemed to be a return of capital are recorded as a reduction of the cost of the related investments.

C. Foreign Currency – Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. Dollar amounts on the respective dates of such transactions.

The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

The Funds report net realized foreign exchange gains and losses that arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. Dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of the assets and liabilities, other than investments in securities at fiscal year end, resulting from changes in exchange rates.

Some of the Funds may invest in forward foreign currency contracts. These amounts are presented separately from realized and unrealized gains and losses from investments in the financial statements. None of the Funds purchased or sold forward foreign currency contracts during the six months ended December 31, 2017.

D. Options – The Funds may invest in options. When a Fund writes an option, an amount equal to the premium received by a Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by a Fund on the expiration date as realized gain from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency determining whether a Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchase by a Fund. A Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

When a Fund purchases an option, an amount equal to the premium paid by a Fund is recorded as an investment and is subsequently adjusted to the current value of the option purchased. If an option expires on the stipulated expiration date or if a Fund enters into a closing sale transaction, a gain or loss is realized. If a call option is exercised, the cost of the security acquired is increased by the premium paid for the call. If a put option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Written and purchased options are non- income producing securities.

None of the Funds purchased, sold or wrote any options during the six months ended December 31, 2017.

E. Distributions to Shareholders – For the Maryland Bond Fund and Tax Exempt Bond Fund distributions of net investment income, if any, are declared daily and paid monthly. Distributions to shareholders of net investment income, if any, are declared and paid monthly for the Intermediate Income Fund, Total Return Fund, Strategic Bond Fund, Sustainable Bond and Mortgage Securities Fund and quarterly for the Equity Income Fund. The remaining Funds declare and pay net investment income, if any, at least annually. Distributions to shareholders of net capital gains, if any, are declared and paid at least annually. Distributions are recorded on the ex-dividend date.

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Notes to Financial Statements
December 31, 2017 (Unaudited)

F. Use of Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period. Actual results could differ from those estimates.

G. Federal Taxes – Each Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes or excise taxes has been made.

The Funds recognize tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.

The Funds have analyzed their tax positions and have concluded that no liability for unrecognized tax benefits should be recorded related to uncertain income tax positions taken on returns filed for open tax years (2014-2016) as of June 30, 2017 or are expected to be taken in the Funds’ 2017 tax returns. The Funds identify their major tax jurisdictions as U.S. Federal and Delaware State; however the Funds are not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next year.

H. Redemption Fees – A shareholder who redeems or exchanges shares of the Funds within fourteen days of purchase will incur a redemption fee of 1.00% of the current net asset value of shares redeemed or exchanged, subject to certain exceptions. The fee is charged for the benefit of the remaining shareholders and will be paid to the Fund to help offset transaction costs. The fee is accounted for as an addition to paid-in capital. Each Fund reserves the right to modify the terms of or terminate the fee at any time. There are limited exceptions to the imposition of the redemption fee.

I. Guarantees and Indemnifications – In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

J. New Accounting Pronouncements – In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities held at a discount; which continues to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact of applying this provision.

K. Subsequent Events – In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition through the date the financial statements were issued.

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Notes to Financial Statements
December 31, 2017 (Unaudited)

Note 3. Commitments and Other Affiliated Party Transactions

Investment Adviser – Brown Advisory LLC serves as Investment Adviser (“the Adviser”) to the Funds. Pursuant to investment advisory agreements, the Adviser receives an advisory fee, accrued daily and payable monthly, from each Fund at an annual rate of the Fund’s average daily net assets as follows:

	Annual Advisory Fee		Annual Advisory Fee
Growth Equity Fund	0.60%	Strategic Bond Fund	0.40%
Flexible Equity Fund	0.60%	Sustainable Bond Fund	0.30%
Equity Income Fund	0.60%	Maryland Bond Fund	0.30%
Sustainable Growth Fund	0.60%	Tax Exempt Bond Fund	0.30%
Mid-Cap Growth Fund	0.65%	Mortgage Securities Fund	0.30%
Small-Cap Growth Fund	0.85%	WMC Strategic European Equity Fund**	0.90%
Small-Cap Fundamental Value Fund	0.85%	WMC Japan Alpha Opportunities Fund**	1.00%
Global Leaders Fund*	0.65%	Somerset Emerging Markets Fund***	0.90%
Intermediate Income Fund	0.30%	Macquarie Asia New Stars Fund****	1.25%
Total Return Fund	0.30%

*
Subject to the general oversight of the Adviser and Board of Trustees during the six months ended December 31, 2017, Brown Advisory Limited (“BAL”) served as sub- adviser to the Global Leaders Fund and made investment decisions on its behalf. BAL is compensated for its services by the Adviser.

**
Subject to the general oversight of the Adviser and Board of Trustees during the six months ended December 31, 2017, Wellington Management Company LLP (“Wellington”) served as sub-adviser to the WMC Strategic European Equity Fund and the WMC Japan Alpha Opportunities Fund and made investment decisions on their behalf. Wellington is compensated for its services by the Adviser.

***
Subject to the general oversight of the Adviser and Board of Trustees during the six months ended December 31, 2017, Somerset Capital Management, LLP (“Somerset”) served as sub-adviser to the Somerset Emerging Markets Fund and made investment decisions on its behalf. Somerset is compensated for its services by the Adviser.

****
Subject to the general oversight of the Adviser and Board of Trustees during the six months ended December 31, 2017, Macquarie Funds Management Hong Kong Limited (“MFMHKL”) served as sub-adviser to the Macquarie Asia New Stars Fund and made investment decisions on its behalf. MFMHKL is compensated for its services by the Adviser.

The Adviser is also entitled to receive an annual business management fee of 0.05%, accrued daily and payable monthly, of the Funds’ average daily net assets in exchange for its management and oversight of the non-investment advisory services provided to the Funds and the Trust. The Funds’ advisory fees and business management fees are reported in the Statements of Operations.

Fee Waivers and Expense Reimbursements (Operating Expense Caps) – The Adviser has contractually agreed to waive a portion of its fees and reimburse certain expenses to limit total annual operating expenses for each or the class’ average daily net assets for the Funds noted below:

	Institutional Shares	Investor Shares	Advisor Shares
Growth Equity Fund	1.00%	1.15%	1.35%
Flexible Equity Fund	1.00%	1.15%	1.35%
Equity Income Fund	1.00%	1.15%	1.35%
Sustainable Growth Fund	1.00%	1.15%	1.35%
Mid-Cap Growth Fund	0.70%	0.85%	1.10%
Small-Cap Growth Fund	1.25%	1.40%	1.60%
Small-Cap Fundamental Value Fund	1.25%	1.40%	1.60%
Global Leaders Fund	0.70%	0.85%	1.10%
Intermediate Income Fund	0.55%	0.60%	0.80%
Total Return Fund	0.55%	0.60%	0.80%
Strategic Bond Fund	0.65%	0.70%	0.95%
Sustainable Bond Fund	0.55%	0.60%	0.80%
Maryland Bond Fund	0.55%	0.60%	0.80%
Tax Exempt Bond Fund	0.55%	0.60%	0.80%
Mortgage Securities Fund	0.55%	0.60%	0.80%
WMC Strategic European Equity Fund	1.60%	1.75%	2.00%
WMC Japan Alpha Opportunities Fund	1.70%	1.85%	2.10%
Somerset Emerging Markets Fund	1.60%	1.75%	2.00%
Macquarie Asia New Stars Fund	1.95%	2.10%	2.35%

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Notes to Financial Statements
December 31, 2017 (Unaudited)

During the six months ended December 31, 2017, the Adviser waived $17,899 in expenses for the Mid-Cap Growth Fund, $58,314 in expenses for Global Leaders Fund, and $27,208 in expenses for Sustainable Bond. The Adviser is permitted to seek reimbursement from the Funds for fees waived and/or Fund expenses it pays over the following three years after such payment. The Funds must pay their current ordinary operating expenses before the Adviser is entitled to any reimbursement of fees and/or expenses. At December 31, 2017, the cumulative amounts of previously waived fees that the Adviser may recoup from the Funds are shown below:

	June 30,
	2018	2019	2020	Total
Global Leaders Fund	$—	$84,282	$99,017	$183,299
Strategic Bond Fund	7,500	14,033	15,150	36,683

During the six months ended December 31, 2017, the Adviser has recouped $7,195 of the $36,683 of previously waived fees in the Strategic Bond Fund.

Distribution – Quasar Distributors, LLC (“the Distributor”) serves as principal underwriter for shares of the Funds, and acts as each Fund’s Distributor in a continuous public offering of each Fund’s shares. The Distributor is an affiliate of the Administrator.

Under a Distribution Plan adopted pursuant to Rule 12b-1 under the Act (“Distribution Plan”), each Fund pays the Distributor or any other entity as authorized by the Board, as compensation for the distribution-related and/or shareholder services provided by such entities an aggregate fee equal to 0.25% of the average daily net assets of Advisor Shares for each Fund. The Distributor may pay any or all amounts received under the Rule 12b-1 Plan to other persons, including the Adviser, for any distribution or service activity. These distribution fees are reported in the Funds’ Statements of Operations.

The Trust has also adopted a Shareholder Service Plan under which each Fund may pay a fee of up to 0.15% of the average daily net assets of each Fund’s Investor and Advisor Shares (except for the Maryland Bond Fund, Intermediate Income Fund, Tax Exempt Bond Fund, Mortgage Securities Fund, Total Return Fund, Strategic Bond Fund and Sustainable Bond Fund, which may pay a fee of up to 0.05%) for shareholder services provided to the Funds by financial institutions, including the Adviser. These service fees are reported in the Funds’ Statements of Operations.

Investments in Affiliates – Intermediate Income Fund
The Intermediate Income Fund and Mortgage Securities Fund are considered affiliates since Brown Advisory LLC is the Adviser to both of the Funds. In seeking to achieve its investment objective, the Intermediate Income Fund invests a portion of its assets into the Mortgage Securities Fund. As of December 31, 2017, the Intermediate Income Fund owned shares of the Mortgage Securities Fund with a total market value of $29,502,612, or 21.8% of the Intermediate Income Fund’s net assets.

The Intermediate Income Fund has entered into a Fee Waiver Agreement (“the Agreement”) with the Adviser. Per the Agreement, the Intermediate Income Fund will waive Advisory Fees in an amount equal to the Advisory Fees earned by the Mortgage Securities Fund on the assets invested into it by the Intermediate Income Fund. For example, if the Intermediate Income Fund owned $10,000,000 worth of the Mortgage Securities Fund for an entire year, it would waive, on an annual basis, $30,000 in Advisory Fees ($10,000,000 multiplied by 0.30%, the annual Advisory Fee ratio for the Mortgage Securities Fund). During the six months ended December 31, 2017, the Intermediate Income Fund waived $44,870 in Advisory Fees per the terms of the Agreement. This is a permanent waiver of fees and these waived fees may not be recouped by the Adviser at any time in the future.

See the table below for details of the Intermediate Income Fund’s investment in the Mortgage Securities Fund Institutional Shares during the six months ended December 31, 2017:

Beginning						Unrealized	Net	Change In	Ending Market
Market Value				Proceeds		Appreciation	Realized	Unrealized	Value			Capital
[# of shares held]		Purchases at Cost		from Sales		(Depreciation)	Gains	Appreciation	[# of shares held]		Dividend	Gain
7/01/2017		[# of shares purchased]		[# of shares sold]		12/31/2017	(Losses)	(Depreciation)	12/31/2017		Income	Distributions
$29,562,515		$—		$—		$(735,829)	$—	$(59,903)	$29,502,612		$328,722	$—
[2,995,189	]	[—	]	[—	]				[2,995,189	]

Other Service Providers – U.S. Bancorp Fund Services, LLC (“USBFS”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Funds’ Administrator (“Administrator”), and in that capacity, performs various administrative and accounting services for the Funds. USBFS also serves as the Funds’ fund accountant and transfer agent. Certain officers of the Trust are employees of

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Notes to Financial Statements
December 31, 2017 (Unaudited)

USBFS and the Funds’ custodian, U.S. Bank, N.A., is an affiliate of the Administrator. Fees paid to USBFS and U.S. Bank, N.A. for its services can be found in the Statements of Operations as “Administration, accounting and transfer agent fees” and “Custodian fees”, respectively. Additional amounts for miscellaneous expenses may be paid by the Funds to USBFS and included in “Miscellaneous expenses” in the Statements of Operations.

Rule 17a-7 Transactions – Each Fund is permitted to engage in the purchase and sale of portfolio securities with certain affiliated parties under specified conditions outlined in procedures adopted by the Board of Trustees pursuant to Rule 17a-7 under the 1940 Act. Pursuant to these procedures, during the six months ended December 31, 2017, the Sustainable Bond Fund and WMC Strategic European Equity Fund engaged in securities purchases of $1,260,253 and $312,245, respectively. These transactions are  included in the purchases and sales table in Note 4.

Note 4. Purchases and Sales of Securities

The cost of purchases and the proceeds from sales of investments (including maturities), other than short-term investments, during the six months ended December 31, 2017 were as follows:

Fund	Purchases	Sales	Fund	Purchases	Sales
Growth Equity	$185,365,247	$277,207,112	Strategic Bond	$133,646,042	$122,039,033
Flexible Equity	31,096,713	41,031,726	Sustainable Bond	24,274,770	5,637,114
Equity Income	8,402,349	13,161,122	Maryland Bond	26,372,551	20,179,087
Sustainable Growth	69,084,907	61,011,528	Tax Exempt Bond	111,168,771	59,978,694
Mid-Cap Growth	7,336,500	162,042	Mortgage Securities	744,489,343	782,757,616
Small-Cap Growth	262,470,792	81,798,507	WMC Strategic European Equity	194,883,347	145,217,010
Small-Cap Fundamental Value	134,262,393	125,896,368	WMC Japan Alpha Opportunities	380,541,215	389,803,386
Global Leaders	8,981,917	3,806,644	Somerset Emerging Markets	33,621,383	23,399,909
Intermediate Income	21,793,359	22,605,009	Macquarie Asia New Stars	143,356,487	127,308,916
Total Return	136,381,285	132,773,236

The Intermediate Income Fund purchased $3,733,455 and sold $2,413,629 in U.S. Government securities during the six months ended December 31, 2017. The Sustainable Bond Fund purchased $3,617,817 and sold $3,593,670 in U.S. Government Securities during the six months ended December 31, 2017. Purchases and sales of U.S. Government securities are included in the totals above and include U.S. Treasury Bonds and Notes.

The cost basis of investments for federal income tax purposes at December 31, 2017 were as follows*:

	Growth	Flexible	Equity	Sustainable	Mid-Cap	Small-Cap
	Equity	Equity	Income	Growth	Growth	Growth
	Fund	Fund	Fund	Fund	Fund	Fund
Cost of investments	$1,098,998,920	$275,061,324	$70,942,736	$331,289,546	$8,577,786	$599,205,567
Gross unrealized appreciation	789,825,429	182,517,714	46,617,739	169,001,903	144,838	198,564,197
Gross unrealized depreciation	(9,595,385)	(5,897,674)	(460,629)	(469,979)	(58,001)	(26,690,368)
Net unrealized app (dep)	$780,230,044	$176,620,040	$46,157,110	$168,531,924	$86,837	$171,873,829

	Small-Cap	Global	Intermediate	Total	Strategic	Sustainable
	Fundamental	Leaders	Income	Return	Bond	Bond
	Value Fund	Fund	Fund	Fund	Fund	Fund
Cost of investments	$940,992,698	$38,629,711	$136,489,349	$124,238,243	$139,084,600	$24,912,092
Gross unrealized appreciation	371,567,901	12,602,493	678,664	1,013,696	1,176,270	31,490
Gross unrealized depreciation	(12,949,690)	(58,105)	(1,479,535)	(706,617)	(524,916)	(90,448)
Net unrealized app (dep)	$358,618,211	$12,544,388	$(800,871)	$307,079	$651,354	$(58,958)

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Notes to Financial Statements
December 31, 2017 (Unaudited)

					WMC Japan
	Maryland	Tax Exempt	Mortgage	WMC Strategic	Alpha	Somerset
	Bond	Bond	Securities	European	Opportunities	Emerging
	Fund	Fund	Fund	Equity Fund	Fund	Markets Fund
Cost of investments	$182,479,542	$305,556,921	$428,171,845	$1,081,048,083	$849,395,578	$522,108,120
Gross unrealized appreciation	2,529,729	3,460,423	1,883,830	297,881,566	262,306,373	182,270,695
Gross unrealized depreciation	(1,546,613)	(2,211,096)	(3,557,672)	(26,483,295)	(18,961,049)	(29,347,123)
Net unrealized app (dep)	$983,116	$1,249,327	$(1,673,842)	$271,398,271	$243,345,324	$152,923,572

	Macquarie
	Asia New
	Stars Fund
Cost of investments	$259,989,416
Gross unrealized appreciation	39,299,996
Gross unrealized depreciation	(12,171,689)
Net unrealized app (dep)	$27,128,307

*	Because tax adjustments are calculated annually at the end of the Funds’ fiscal year, the above table does not reflect tax adjustments for the current fiscal year.

For the previous year’s federal income tax information, please refer to the Notes to Financial Statements section in the Funds’ most recent annual report.

Note 5. Federal Income Tax and Distribution Information

Distributions during the fiscal periods ended as noted were characterized for tax purposes as follows (tax character during the six months ended December 31, 2017 is estimated):

	Tax Exempt Income		Ordinary Income		Long-Term Capital Gain^
	December 31,	June 30,	December 31,	June 30,	December 31,	June 30,
Fund	2017	2017	2017	2017	2017	2017
Growth Equity	$—	$—	$—	$—	$144,115,691	$147,424,619
Flexible Equity	—	—	2,075,622	1,573,168	—	—
Equity Income	—	—	1,284,047	2,223,795	3,329,274	3,997,807
Sustainable Growth	—	—	—	—	8,367,895	2,507,623
Mid-Cap Growth	—	N/A	—	N/A	—	N/A
Small-Cap Growth	—	—	2,657,312	2,227,897	10,276,150	11,963,700
Small-Cap Fundamental Value	—	—	19,877,191	3,609,251	32,961,278	686,156
Global Leaders	—	—	43,629	53,915	—	—
Intermediate Income	—	—	1,302,618	2,972,217	—	—
Total Return	—	—	1,478,785	2,424,000	—	101,725
Strategic Bond	—	—	1,720,819	1,658,199	—	—
Sustainable Bond	—	N/A	102,614	N/A	—	N/A
Maryland Bond	2,151,447	3,777,617	—	262,963	—	381,305
Tax Exempt Bond	4,397,257	7,094,476	—	17,897	—	—
Mortgage Securities	—	—	3,818,701	10,242,951	—	—
WMC Strategic European Equity	—	—	11,692,697	12,612,291	—	—
WMC Japan Alpha Opportunities	—	—	—	—	89,959,697	—
Somerset Emerging Markets	—	—	6,156,538	6,508,402	—	—
Macquarie Asia New Stars	—	—	891,379	—	—	—

^  Designated as a long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3).

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Notes to Financial Statements
December 31, 2017 (Unaudited)

At June 30, 2017, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

	Growth	Flexible	Equity	Sustainable	Small-Cap	Small-Cap
	Equity	Equity	Income	Growth	Growth	Fundamental
	Fund	Fund	Fund	Fund	Fund	Value Fund
Net unrealized app (dep)	$604,383,230	$125,091,161	$37,462,582	$127,429,487	$127,031,040	$276,486,161
Undistributed income	—	1,031,757	306,381	—	—	16,074,525
Undistributed capital gains	119,373,274	—	3,329,259	8,366,265	6,763,267	18,486,869
Total distributable earnings	119,373,274	1,031,757	3,635,640	8,366,265	6,763,267	34,561,394
Other accumulated losses	(848,321)	(172,112)	—	(468,926)	(2,109,980)	—
Total earnings (losses)	$722,908,183	$125,950,806	$41,098,222	$135,326,826	$131,684,327	$311,047,555

	Global	Intermediate	Total	Strategic	Maryland	Tax Exempt
	Leaders	Income	Return	Bond	Bond	Bond
	Fund	Fund	Fund	Fund	Fund	Fund
Net unrealized app (dep)	$7,115,959	$(468,433)	$242,865	$544,775	$1,334,458	$(344,845)
Undistributed income	36,421	8,678	173,151	135,751	259,010^	518,207^
Undistributed capital gains	—	—	—	—	—	—
Total distributable earnings	36,421	8,678	173,151	135,751	259,010^	518,207^
Other accumulated losses	(1,550,891)	(219,927)	(663,993)	(3,255,998)	(666,782)	(2,801,772)
Total earnings (losses)	$5,601,489	$(679,682)	$(247,977)	$(2,575,472)	$926,686	$(2,628,410)

			WMC Japan
	Mortgage	WMC Strategic	Alpha	Somerset	Macquarie
	Securities	European	Opportunities	Emerging	Asia New
	Fund	Equity Fund	Fund	Markets Fund	Stars Fund
Net unrealized app (dep)	$(1,720,226)	$195,746,563	$135,392,708	$87,710,698	$10,219,577
Undistributed income	538,812	11,692,431	—	4,336,702	884,945
Undistributed capital gains	—	—	89,958,859	—	—
Total distributable earnings	538,812	11,692,431	89,958,859	4,336,702	884,945
Other accumulated losses	(7,226,396)	(38,795,102)	210,471	(51,514,030)	(23,105,795)
Total earnings (losses)	$(8,407,810)	$168,643,892	$225,562,038	$40,533,370	$(12,001,273)

^  Represents tax exempt income

Note 6. Futures Contracts

The Total Return Fund, Strategic Bond Fund, Sustainable Bond Fund, Mortgage Securities Fund and WMC Japan Alpha Opportunities Fund invested in futures contracts during the six months ended December 31, 2017. At the time a Fund purchases or enters into a futures contract, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the terms of the contract. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the fluctuation in the value of the contract. These daily fluctuations are known as variation margin and are recorded by the Fund as unrealized gains or losses on futures contracts. When these futures contracts are closed, realized gains or losses on futures contracts are recorded by the Fund. The realized gains or losses are reported in the Statement of Operations as net realized gains or losses from futures contracts. Depending upon the agreement with the broker, the Funds may or may not settle variation margin daily. The Funds attempt to mitigate counterparty credit risk by only entering into futures contracts with brokers that the Funds believe have the financial resources to honor their obligations and by monitoring the financial stability of these brokers. The use of long futures contracts by the Funds subjects them to a risk of loss in excess of the notional amounts shown on the Statements of Assets and Liabilities and up to the total notional amount of the futures contract as shown in the Schedule of Investments. The use of short futures contracts by the Funds subjects them to a risk of loss in excess of the notional amounts shown on the Statements of Assets and Liabilities and, hypothetically, up to an unlimited amount of loss that could exceed the notional amounts of the futures contracts as shown in the Schedules of Investments.

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Notes to Financial Statements
December 31, 2017 (Unaudited)

The impact of futures contracts, not accounted for as hedging instruments, was as follows:

	Statements of Assets and Liabilities		Statements of Operations for the
	as of December 31, 2017		period ended December 31, 2017
				Net Change
				in Unrealized
	Gross Unrealized	Gross Unrealized	Net Realized	Appreciation
	Appreciation –	Depreciation –	Gain (Loss) –	(Depreciation) –
Fund	Futures Contacts	Futures Contacts	Futures Contacts	Futures Contacts
Total Return	$82,599	$—	$392,274	$(51,011)
Strategic Bond	46,402	—	125,776	20,330
Sustainable Bond	9,605	—	22,160	9,605
Mortgage Securities	70,949	58,358	(329,377)	90,810
WMC Japan Alpha Opportunities	746,988	—	1,990,246	509,832

During the six months ended December 31, 2017, the average notional value of long futures contracts held by the Total Return Fund, Sustainable Bond Fund, Mortgage Securities Fund and WMC Japan Alpha Opportunities Fund were $15,858,157, $627,075, $28,829,009 and $31,917,527, respectively. The Total Return Fund, Sustainable Bond Fund, and Mortgage Securities Fund were invested in long U.S. Treasury futures contracts, which gave the funds exposure to interest rate risk. The WMC Japan Alpha Opportunities Fund was invested in long stock index futures contracts, denominated in Japanese Yen, which gave the Fund exposure to foreign currency risk and Japanese equity risk.

During the six months ended December 31, 2017, the average notional value of the short futures contracts held by the Total Return Fund, the Strategic Bond Fund, the Sustainable Bond Fund, and the Mortgage Securities Fund were $5,030,263, $17,034,633, $1,271,615, and $1,744,960, respectively. The Total Return Fund, Strategic Bond Fund, Sustainable Bond Fund, and Mortgage Securities Fund were invested in short U.S. Treasury futures contracts, which served to hedge or reduce the funds exposure to interest rate risk.

Offsetting Assets & Liabilities – Futures Contracts
To facilitate the Funds investment in futures contracts, the Funds have entered into agreements with counterparties that dictate the terms under which the Funds and the counterparty will enter into such agreements. Under these agreements, both the Funds and the counterparty may be allowed to combine amounts owed to or receivable from the other and settle all outstanding obligations on a “net basis.” In order to facilitate comparability amongst different funds, the table below shows what the Funds’ Statement of Assets and Liabilities accounts related to futures contracts would look like if they choose to offset, or present on a net basis, assets and liabilities related to futures contracts.

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Notes to Financial Statements
December 31, 2017 (Unaudited)

Assets:
		Gross Amounts	Net Amounts	Gross Amounts Not Offset
	Gross	Offset in the	Presented in	in the Statement of
	Amounts of	Statement	the Statement	Assets & Liabilities
	Recognized	of Assets	of Assets	Financial	Collateral
Unrealized Appreciation on Futures Contracts	Assets	& Liabilities	& Liabilities	Instruments	Received	Net Amount
Total Return Fund	$82,599	$—	$82,599	$—	$—	$82,599
Strategic Bond Fund	46,402	—	46,402	—	—	46,402
Sustainable Bond Fund	9,605	—	9,605	—	—	9,605
Mortgage Securities Fund	70,949	(58,358)	12,591	—	—	12,591
WMC Japan Alpha Opportunities Fund	746,988	—	746,988	—	—	746,988

Liabilities:
		Gross Amounts	Net Amounts	Gross Amounts Not Offset
	Gross	Offset in the	Presented in	in the Statement of
	Amounts of	Statement	the Statement	Assets & Liabilities
	Recognized	of Assets	of Assets	Financial	Collateral
Unrealized Depreciation on Futures Contracts	Liabilities	& Liabilities	& Liabilities	Instruments	Pledged	Net Amount
Total Return Fund	$—	$—	$—	$—	$—	$—
Strategic Bond Fund	—	—	—	—	—	—
Sustainable Bond Fund	—	—	—	—	—	—
Mortgage Securities Fund	58,358	(58,358)	—	—	—	—
WMC Japan Alpha Opportunities Fund	—	—	—	—	—	—

Note 7. Line of Credit

As of December 31, 2017, Brown Advisory Funds has an unsecured line of credit of up to $100,000,000 with U.S. Bank, N.A. The interest rate on the line of credit as of December 31, 2017 was 4.50% (prime rate). The following table shows the details of the Funds’ borrowing activity during the six months ended December 31, 2017. Funds that are not listed did not utilize the line of credit during the period.

	Maximum
	Outstanding	Average Daily	Total Interest	Average
Fund	Balance	Balance	Incurred	Interest Rate
Macquarie Asia New Stars	$322,000	$5,250	$114	4.25%

As of December 31, 2017, none of the Funds had any amounts outstanding under the line of credit.

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Expense Example For the Six Months Ended December 31, 2017 (Unaudited)

As a shareholder of a Fund you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including investment advisory fees; distribution and/or service fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on an investment of $1,000 invested at the beginning of the six month period and held for the entire period (July 1, 2017 – December 31, 2017).

Actual Expenses

The Actual Expenses columns in the following table provides information about actual account values based on actual returns and actual expenses.  As a shareholder you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent.  If you request that a redemption be made by wire transfer, currently, the Funds’ transfer agent charges a $15.00 fee.  You will be charged a redemption fee equal to 1.00% of the net amount of the redemption if you redeem your shares less than 14 days after you purchase, with certain limited exceptions.  Individual Retirement Accounts (“IRA”) that are held directly at the Funds will be charged a $15.00 annual maintenance fee. IRAs held by broker-dealers or through other means, may or may not incur an annual maintenance fee. Yet, if IRAs maintenance fees are charged to accounts held elsewhere, the fees charged may be more or may be less than $15.00.  To the extent the Funds invest in shares of other investment companies as part of their investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Funds.  Actual expenses of the underlying funds may vary.  These expenses are not included in the example below.  The example below includes, but is not limited to, investment advisory, shareholder servicing, fund accounting, custody and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6). Then, multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The Hypothetical Expenses columns in the following table provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees.  Therefore, the hypothetical information in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

		Actual Expenses		Hypothetical Expenses
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Net Expense
	July 1, 2017	December 31, 2017	the Period*	December 31, 2017	the Period*	Ratio*
Growth Equity Fund
Institutional Shares	$1,000.00	$1,131.00	$3.87	$1,021.58	$3.67	0.72%
Investor Shares	$1,000.00	$1,129.90	$4.67	$1,020.82	$4.43	0.87%
Advisor Shares	$1,000.00	$1,128.30	$6.01	$1,019.56	$5.70	1.12%

Flexible Equity Fund
Institutional Shares	$1,000.00	$1,126.70	$3.86	$1,021.58	$3.67	0.72%
Investor Shares	$1,000.00	$1,125.80	$4.66	$1,020.82	$4.43	0.87%
Advisor Shares	$1,000.00	$1,124.40	$6.00	$1,019.56	$5.70	1.12%

Equity Income Fund
Institutional Shares	$1,000.00	$1,102.30	$4.03	$1,021.37	$3.87	0.76%
Investor Shares	$1,000.00	$1,100.70	$4.82	$1,020.62	$4.63	0.91%
Advisor Shares	$1,000.00	$1,099.50	$6.14	$1,019.36	$5.90	1.16%

Sustainable Growth Fund
Institutional Shares	$1,000.00	$1,119.40	$3.90	$1,021.53	$3.72	0.73%
Investor Shares	$1,000.00	$1,118.30	$4.70	$1,020.77	$4.48	0.88%
Advisor Shares	$1,000.00	$1,117.10	$6.03	$1,019.51	$5.75	1.13%

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Expense Example For the Six Months Ended December 31, 2017 (Unaudited)

		Actual Expenses		Hypothetical Expenses
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Net Expense
	July 1, 2017	December 31, 2017	the Period*	December 31, 2017	the Period*	Ratio*
Mid-Cap Growth Fund
Investor Shares	$1,000.00	$1,028.00	$2.13^	$1,020.92	$4.33	0.85%

Small-Cap Growth Fund
Institutional Shares	$1,000.00	$1,073.10	$5.12	$1,020.27	$4.99	0.98%
Investor Shares	$1,000.00	$1,072.20	$5.90	$1,019.51	$5.75	1.13%
Advisor Shares	$1,000.00	$1,070.90	$7.20	$1,018.25	$7.02	1.38%

Small-Cap Fundamental Value Fund
Institutional Shares	$1,000.00	$1,094.00	$5.12	$1,020.32	$4.94	0.97%
Investor Shares	$1,000.00	$1,093.40	$5.91	$1,019.56	$5.70	1.12%
Advisor Shares	$1,000.00	$1,091.80	$7.22	$1,018.30	$6.97	1.37%

Global Leaders Fund
Investor Shares	$1,000.00	$1,134.90	$4.57	$1,020.92	$4.33	0.85%

Intermediate Income Fund
Investor Shares	$1,000.00	$1,006.80	$2.28	$1,022.94	$2.29	0.45%
Advisor Shares	$1,000.00	$1,005.70	$3.54	$1,021.68	$3.57	0.70%

Total Return Fund
Institutional Shares	$1,000.00	$1,018.10	$2.54	$1,022.68	$2.55	0.50%
Investor Shares	$1,000.00	$1,017.90	$2.80	$1,022.43	$2.80	0.55%

Strategic Bond Fund
Investor Shares	$1,000.00	$1,015.20	$3.56	$1,021.68	$3.57	0.70%
Advisor Shares	$1,000.00	$1,013.90	$4.82	$1,020.42	$4.84	0.95%

Sustainable Bond Fund
Investor Shares	$1,000.00	$1,002.40	$2.40#	$1,022.18	$3.06	0.60%

Maryland Bond Fund
Investor Shares	$1,000.00	$1,009.90	$2.43	$1,022.79	$2.45	0.48%

Tax Exempt Bond Fund
Investor Shares	$1,000.00	$1,020.90	$2.45	$1,022.79	$2.45	0.48%

Mortgage Securities Fund
Institutional Shares	$1,000.00	$1,009.10	$2.43	$1,022.79	$2.45	0.48%
Investor Shares	$1,000.00	$1,009.80	$2.68	$1,022.53	$2.70	0.53%

WMC Strategic European Equity Fund
Institutional Shares	$1,000.00	$1,079.90	$5.61	$1,019.81	$5.45	1.07%
Investor Shares	$1,000.00	$1,078.70	$6.39	$1,019.06	$6.21	1.22%
Advisor Shares	$1,000.00	$1,077.40	$7.70	$1,017.80	$7.48	1.47%

WMC Japan Alpha Opportunities Fund
Institutional Shares	$1,000.00	$1,141.20	$6.31	$1,019.31	$5.96	1.17%
Investor Shares	$1,000.00	$1,140.80	$7.12	$1,018.55	$6.72	1.32%
Advisor Shares	$1,000.00	$1,139.90	$8.47	$1,017.29	$7.98	1.57%

Somerset Emerging Markets Fund
Institutional Shares	$1,000.00	$1,115.90	$6.13	$1,019.41	$5.85	1.15%
Investor Shares	$1,000.00	$1,114.50	$6.93	$1,018.65	$6.61	1.30%
Advisor Shares	$1,000.00	$1,112.50	$8.25	$1,017.39	$7.88	1.55%

Macquarie Asia New Stars Fund
Institutional Shares	$1,000.00	$1,105.80	$7.96	$1,017.64	$7.63	1.50%
Investor Shares	$1,000.00	$1,105.10	$8.75	$1,016.89	$8.39	1.65%

*
The calculations are based on expenses incurred during the most recent six-month period ended as of the date of this report.  The dollar amounts shown as expenses paid during the period are equal to the annualized six-month net expense ratio multiplied by the average account value during the period, multiplied by the number of days (184) in the most recent six-month period divided by the number of days in the Funds’ fiscal year (365).

^	Commenced operations on October 2, 2017. Actual expense information is presented for the period from October 2, 2017 to December 31, 2017 (91 days).
#	Commenced operations on August 7, 2017. Actual expense information is presented for the period from August 7, 2017 to December 31, 2017 (147 days).

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Board of Trustees Approval of: (i) the Continuation of the Investment Advisory Agreement for Each of the Funds; (ii) the Continuation of the Sub-Investment Advisory Agreements for Each of the Sub-Advised Funds; and (iii) the Adoption of the Investment Advisory Agreement for Two New Funds

In accordance with the Investment Company Act of 1940 Act, the Board of Trustees of the Trust is required, on an annual basis, to consider: (i) the continuation of the Investment Advisory Agreement between the Trust, on behalf of each of the Funds, and Brown Advisory LLC (“Brown Advisory” or the “Adviser”), as well as (ii) any applicable Sub-Advisory Agreements that are being considered for continuation, and this must take place at an in-person meeting of the Board.  The relevant provisions of the Investment Company Act of 1940 specifically provide that it is the duty of the Board to request and evaluate such information as the Board determines is necessary to allow them to properly consider the continuation of the Investment Advisory Agreement and each of the Sub-Advisory Agreements, and it is the duty of the Adviser, and each of the Sub-Advisers, as applicable, to furnish the Trustees with such information that is responsive to their request.

Set forth below is information regarding the Board’s most recent consideration of the approval of the continuation of the Investment Advisory Agreement and each of the Sub-Advisory Agreements.  The first section provides information regarding the Board’s review of matters with respect to the continuation of the Investment Advisory Agreement with Brown Advisory.  In addition, set forth immediately following that section are separate discussions of the Board’s consideration of matters with respect to: (1) the approval of the continuation of the Sub-Investment Advisory Agreement with respect to the Brown Advisory-Somerset Emerging Markets Fund; (2) the approval of the continuation of each of the Sub-Investment Advisory Agreements with respect to the Brown Advisory-WMC Strategic European Equity Fund and the Brown Advisory-WMC Japan Alpha Opportunities Fund; (3) the approval of the continuation of the Sub-Investment Advisory Agreement with respect to the Brown Advisory Global Leaders Fund; (4) the approval of the continuation of the Sub-Investment Advisory Agreement with respect to the Brown Advisory-Macquarie Asia New Stars Fund; (5) the approval of the adoption of the Investment Advisory Agreement for the Brown Advisory Mid-Cap Growth Fund; and (6) the approval of the adoption of the Investment Advisory Agreement for the Brown Advisory Sustainable Bond Fund.

1.  Board of Trustees Approval of the Continuation of the Investment Advisory Agreement for Each of the Funds

In determining whether to approve the continuation of the Investment Advisory Agreement with respect to each of the Funds, the Trustees requested, and Brown Advisory provided, information and data relevant to the Board’s consideration.  This included materials prepared by Brown Advisory and by the Funds’ administrator that provided the Board with information regarding the investment performance of the Funds, and information regarding the fees and expenses of the Funds, as compared to other similar mutual funds.  As part of its deliberations, the Board also considered and relied upon information about the Funds and Brown Advisory that they had received during the past year in connection with their regular Board meetings at which they engage in the ongoing oversight of the Funds and their operations.

The Board most recently considered the continuation of the Investment Advisory Agreement at an in-person meeting held on September 12, 2017.  At this meeting, the Board engaged in a thorough review process in connection with determining whether to continue the Investment Advisory Agreement.  In addition, the Board also considered the continuation of the currently effective Expense Limitation Agreement with respect to each Fund which would limit the total operating expenses for each class of shares of each of the Funds through October 31, 2018.

Following their review and consideration, the Trustees determined that the continuation of the Investment Advisory Agreement with respect to each of the Funds was advisable and would enable shareholders of the Funds to continue to obtain high quality services at a cost that is appropriate, reasonable, and in the best interests of the Funds and their shareholders.  Accordingly, the Board, including those Trustees who are not considered to be “interested persons” of the Trust, as that term is defined in the 1940 Act (the “Independent Trustees”), unanimously approved the continuation of the Investment Advisory Agreement.  In reaching their decision, the Trustees requested and obtained from the Adviser such information as they deemed reasonably necessary to evaluate the Investment Advisory Agreement.  The Trustees also carefully considered the profitability data and comparative fee, expense and performance information prepared for their use.  In considering the continuation of the Investment Advisory Agreement with respect to each applicable Fund, the Trustees evaluated a number of factors that they believed, in light of their reasonable business judgment, to be relevant. They based their decision on the following considerations, among others, although they did not identify any one specific consideration or any particular information that was controlling of their decision:

The nature, extent and quality of the advisory services provided.  The Trustees concluded that Brown Advisory is capable of providing high quality services to the Funds, as indicated by the nature, extent and quality of the services provided in the past by Brown Advisory to each of the Funds, Brown Advisory’s management capabilities demonstrated with respect to the Funds, the

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Board of Trustees Approval of: (i) the Continuation of the Investment Advisory Agreement for Each of the Funds; (ii) the Continuation of the Sub-Investment Advisory Agreements for Each of the Sub-Advised Funds; and (iii) the Adoption of the Investment Advisory Agreement for Two New Funds

professional qualifications and experience of each of the portfolio managers of the Funds, Brown Advisory’s investment management and compliance oversight processes, and the competitive investment performance of the Funds.  On the basis of the Trustees’ assessment of the nature, extent and quality of the advisory services provided by Brown Advisory, the Trustees concluded that Brown Advisory is capable of generating a level of long-term investment performance that is appropriate in light of the Funds’ investment objectives, policies and strategies and is competitive with many other comparable investment companies.

The Board received and reviewed performance information for each of the Funds separately, including performance information for applicable one-, three-, five- and ten-year periods ended June 30, 2017, and for shorter periods as applicable with respect to those Funds with shorter operating histories.  The Board also reviewed with the representatives of Brown Advisory other information and data, including each Fund’s performance against its benchmark and its peers, as follows:

1.  Equity Income Fund

The Board first reviewed information and materials regarding the performance results for the Equity Income Fund, noting that the Institutional Shares of the Fund had underperformed its primary benchmark index, the S&P 500 Index, for the one-, three-, and five-year periods ended June 30, 2017.  The Board noted that the Institutional Shares of the Fund had underperformed its peer group median for the one-, three-, and five-year periods ended June 30, 2017.  The members of the Board considered and discussed the factors contributing to the Fund’s underperformance and they reviewed them with the Adviser.

2.  Flexible Equity Fund

The Board next reviewed information and materials regarding the performance results for the Flexible Equity Fund, noting that the Institutional Shares of the Fund had outperformed its primary benchmark index, the S&P 500 Index, for the one-year period ended June 30, 2017, but had underperformed its primary benchmark index for the three-, five-, and ten-year periods ended June 30, 2017. The Board noted that the Institutional Shares of the Fund had underperformed its peer group median for the three- and ten-year periods ended June 30, 2017, but had outperformed its peer group median for the one- and five-year periods ended June 30, 2017.  The members of the Board considered and discussed the factors contributing to the Fund’s underperformance and they reviewed them with the Adviser.

3.  Growth Equity Fund

The Board then reviewed information and materials regarding the performance results for the Growth Equity Fund, noting that the Investor Shares of the Fund had underperformed its primary benchmark index, the Russell 1000 Growth Index, for the one-, three-, five-, and ten-year periods ended June 30, 2017. The Board noted that the Institutional Shares of the Fund had underperformed its peer group median for the one-, three-, and five-year periods ended June 30, 2017, but had outperformed its peer group median for the ten-year period ended June 30, 2017.  The members of the Board considered and discussed the factors contributing to the Fund’s underperformance and they reviewed them with the Adviser.

4.  Small-Cap Fundamental Value Fund

The Board then reviewed information and materials regarding the performance results for the Small-Cap Fundamental Value Fund, noting that the Investor Shares of the Fund had underperformed its primary benchmark index, the Russell 2000 Value Index, for the one-year period ended June 30, 2017, performed in line with its primary benchmark index for the three-year period ended June 30, 2017, and outperformed its primary benchmark index for the five-year period ended June 30, 2017.  The Board noted that the Institutional Shares of the Fund had outperformed its peer group median for the three- and five-year periods ended June 30, 2017, but had underperformed its peer group median for the one-year period ended June 30, 2017.

5.  Small-Cap Growth Fund

The Board next reviewed information and materials regarding the performance results for the Small-Cap Growth Fund, noting that the Investor Shares of the Fund had outperformed its primary benchmark index, the Russell 2000 Growth Index, for the three-, five-, and ten-year periods ended June 30, 2017, but had underperformed its primary benchmark index for the one-year period ended June 30, 2017.  The Board noted that the Institutional Shares of the Fund had outperformed its peer group median for the three-, five-, and ten-year periods ended June 30, 2017, but had underperformed its peer group median for the one-year period ended June 30, 2017.

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Board of Trustees Approval of: (i) the Continuation of the Investment Advisory Agreement for Each of the Funds; (ii) the Continuation of the Sub-Investment Advisory Agreements for Each of the Sub-Advised Funds; and (iii) the Adoption of the Investment Advisory Agreement for Two New Funds

6.  Sustainable Growth Fund

The Board next reviewed information and materials regarding the performance results for the Sustainable Growth Fund, noting that the Investor Shares of the Fund had outperformed its primary benchmark index, the Russell 1000 Growth Index, for the three- and five-year periods ended June 30, 2017, but had underperformed its primary benchmark index for the one-year period ended June 30, 2017.  The Board noted that the Institutional Shares of the Fund had outperformed its peer group median for the three- and five-year periods ended June 30, 2017, but had underperformed its peer group median for the one-year period ended June 30, 2017.

7.  Intermediate Income Fund

The Board then reviewed information and materials regarding the performance results for the Intermediate Income Fund, noting that the Investor Shares of the Fund had outperformed its primary benchmark index, the Bloomberg Barclays Intermediate US Aggregate Bond Index, for the one-year period ended June 30, 2017, but had underperformed its primary benchmark index for the three-, five-, and ten-year periods ended June 30, 2017.  The Board noted that the Investor Shares of the Fund had underperformed its peer group median for the one-, three-, five-, and ten-year periods ended June 30, 2017.  The members of the Board considered and discussed the factors contributing to the Fund’s underperformance and they reviewed them with the Adviser.

8.  Maryland Bond Fund

The Board next reviewed information and materials regarding the performance results for the Maryland Bond Fund, noting that the Investor Shares of the Fund had underperformed its primary benchmark index, the Bloomberg Barclays 1-10 Year Blended Municipal Bond Index, for the one-, three-, five-, and ten-year periods ended June 30, 2017. The Board noted that the Investor Shares of the Fund had outperformed its peer group median for the one-, three-, five-, and ten-year periods ended June 30, 2017.  The members of the Board considered and discussed the factors contributing to the Fund’s underperformance and they reviewed them with the Adviser.

9.  Strategic Bond Fund

The Board then reviewed information and materials regarding the performance results for the Strategic Bond Fund, noting that the Advisor Shares of the Fund had outperformed its primary benchmark index, the Bloomberg Barclays Intermediate US Aggregate Bond Index, for the one-year period ended June 30, 2017, but had underperformed its primary benchmark index for the three- and five-year periods ended June 30, 2017.  The Board noted that the Investor Shares of the Fund had underperformed its peer group median for the one- and three-year periods ended June 30, 2017, but had outperformed its peer group median for the five-year period ended June 30, 2017.

10.  Tax Exempt Bond Fund

The Board next reviewed information and materials regarding the performance results for the Tax Exempt Bond Fund, noting that the Investor Shares of the Fund had underperformed its primary benchmark index, the Bloomberg Barclays 1-10 Year Blended Municipal Bond Index, for the one-, three-, and five-year periods ended June 30, 2017. The Board noted that the Investor Shares of the Fund had outperformed its peer group median for the three- and five-year periods ended June 30, 2017, but had underperformed its peer group median for the one-year period ended June 30, 2017.  The members of the Board considered and discussed the factors contributing to the Fund’s underperformance and they reviewed them with the Adviser.

11.  Somerset Emerging Markets Fund

The Board then reviewed information and materials regarding the performance results for the Somerset Emerging Markets Fund, noting that the Investor Shares of the Fund had underperformed its primary benchmark index, the MSCI Emerging Markets Index, for the one- and three-year periods ended June 30, 2017.  The Board also noted that the Institutional Shares of the Fund had underperformed its peer group median for the one- and three-year periods ended June 30, 2017.  The members of the Board considered and discussed the factors contributing to the Fund’s underperformance and they reviewed them with the Adviser.

12.  WMC Strategic European Equity Fund

The Board next reviewed information and materials regarding the performance results for the WMC Strategic European Equity Fund, noting that the Investor Shares of the Fund had outperformed its primary benchmark index, the MSCI Europe Index, for the one- and three-year periods ended June 30, 2017.  The Board noted that the Institutional Shares of the Fund had outperformed its peer group median for the one- and three-year periods ended June 30, 2017.

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Board of Trustees Approval of: (i) the Continuation of the Investment Advisory Agreement for Each of the Funds; (ii) the Continuation of the Sub-Investment Advisory Agreements for Each of the Sub-Advised Funds; and (iii) the Adoption of the Investment Advisory Agreement for Two New Funds

13.  WMC Japan Alpha Opportunities Fund

The Board then reviewed information and materials regarding the performance results for the WMC Japan Alpha Opportunities Fund, noting that the Investor Shares of the Fund had outperformed its primary benchmark index, the TOPIX Total Return Index, for the one-year period ended June 30, 2017, but had underperformed its primary benchmark index for the three-year period ended June 30, 2017. The Board noted that the Institutional Shares of the Fund had outperformed its peer group median for the one-year period ended June 30, 2017, but had underperformed its peer group median for the three-year period ended June 30, 2017.

14.  Mortgage Securities Fund

The Board next reviewed information and materials regarding the performance results for the Mortgage Securities Fund, noting that the Investor Shares of the Fund had underperformed its primary benchmark index, the Bloomberg Barclays Mortgage Backed Securities Index, for the one- and three-year periods ended June 30, 2017.  The Board noted that the Institutional Shares of the Fund had outperformed its peer group median for the one- and three-year periods ended June 30, 2017.

15.  Total Return Fund

The Board then reviewed information and materials regarding the performance results for the Total Return Fund, noting that the Investor Shares of the Fund had outperformed its primary benchmark index, the Bloomberg Barclays US Aggregate Bond Index, for the one-year period ended June 30, 2017.  The Board noted that the Institutional Shares of the Fund had outperformed its peer group median for the one-year period ended June 30, 2017. The Board also noted that, because the Fund commenced operations in October 2014, the Fund has a relatively short performance history.

16.  Macquarie Asia New Stars Fund

The Board next reviewed information and materials regarding the performance results for the Macquarie Asia New Stars Fund, noting that the Investor Shares of the Fund had underperformed its primary benchmark index, the MSCI AC Asia ex Japan SMID Cap Index, for the one-year period ended June 30, 2017.  The Board noted that the Institutional Shares of the Fund had underperformed its peer group median for the one-year period ended June 30, 2017.  The Board also noted that, because the Fund commenced operations in November 2014, the Fund has a relatively short performance history.

17.  Global Leaders Fund

The Board then reviewed information and materials regarding the performance results for the Global Leaders Fund, noting that the Investor Shares of the Fund had outperformed its primary benchmark index, the Russell Global Large Cap Index, for the one-year period ended June 30, 2017.  The Board noted that the Investor Shares of the Fund had outperformed its peer group median for the one-year period ended June 30, 2017.  The Board also noted that, because the Fund commenced operations in May 2014, the Fund has a relatively short performance history.

The cost of advisory services provided and the level of profitability.  The Board also considered the advisory fees and overall expenses of the Funds as compared to the advisory fees and overall expenses of other mutual funds in each Fund’s peer group, as well as profitability information with respect to Brown Advisory’s management and operation of the Funds.  On the basis of this comparative information, the Trustees determined that the overall advisory fees and expense ratios of the Funds are competitive with industry averages.  The Trustees noted that Brown Advisory had proposed the continuation of their contractual commitment for the benefit of shareholders of the Funds to limit the Funds’ operating expenses through October 31, 2018, subject to recoupment by the Adviser of certain amounts under specified circumstances.

The Board also considered Brown Advisory’s level of profitability with respect to each of the Funds, and noted that Brown Advisory’s level of profitability was acceptable and not unreasonable.  The Board reviewed the extent to which Brown Advisory uses its own financial resources to help promote and market the Funds in order to support various components of the distribution efforts of the Funds.  In considering the profitability of Brown Advisory from their operation of the Funds, the Trustees considered the level of profitability realized by Brown Advisory before the imposition of any distribution and marketing expenses incurred by the firm from its own resources.  The Board also considered information regarding the fees that Brown Advisory charges to its other clients for investment advisory services that are similar to the advisory services provided to the Funds and the Board noted that the fees charged to the Funds by the Adviser were reasonable in light of the nature of the services provided by the Adviser to

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Board of Trustees Approval of: (i) the Continuation of the Investment Advisory Agreement for Each of the Funds; (ii) the Continuation of the Sub-Investment Advisory Agreements for Each of the Sub-Advised Funds; and (iii) the Adoption of the Investment Advisory Agreement for Two New Funds

the other accounts, the types of accounts involved, and the applicable services provided in each case. Accordingly, on the basis of the Board’s review of the fees charged by Brown Advisory for investment advisory services, the investment advisory and other services provided to the Funds by Brown Advisory, and the level of profitability from Brown Advisory’s relationship with the Funds, the Board concluded that the level of investment advisory fees and Brown Advisory’s profitability were appropriate in light of the management fees, overall expense ratios and investment performance of comparable investment companies.

The Board reviewed with the representatives of Brown Advisory certain fee and expense information for the Institutional Shares of those Funds having Institutional Shares outstanding as compared to the advisory fees and overall expenses (excluding Rule 12b-1 fees) of other mutual funds in each Fund’s peer group, and as compared to the Investor Shares for those Funds that do not have Institutional Shares outstanding, as follows:

1.  Equity Income Fund

The Board first reviewed expense information and materials for the Equity Income Fund, noting that the Investment Advisory Agreement provided for a 0.60% investment advisory fee for the Fund, which was below the median compared to its peer funds.  The Board also noted that the net expense ratio of the Fund’s Institutional Shares was 0.77%, which is lower than the median net expense ratio of its peer funds.

2.  Flexible Equity Fund

The Board next reviewed expense information and materials for the Flexible Equity Fund, noting that the Investment Advisory Agreement provided for a 0.60% investment advisory fee for the Fund, which was below the median compared to its peer funds.  The Board also noted that the net expense ratio of the Fund’s Institutional Shares was 0.73%, which was lower than the median net expense ratio of its peer funds.

3.  Growth Equity Fund

The Board then reviewed expense information and materials for the Growth Equity Fund, noting that the Investment Advisory Agreement provided for a 0.60% investment advisory fee for the Fund, which was below the median compared to its peer funds.  The Board also noted that the net expense ratio of the Fund’s Institutional Shares was 0.72%, which was lower than the median net expense ratio of its peer funds.

4.  Small-Cap Fundamental Value Fund

The Board then reviewed expense information and materials for the Small-Cap Fundamental Value Fund, noting that the Investment Advisory Agreement provided for a 0.85% investment advisory fee for the Fund, which was above the median compared to its peer funds.  The Board also noted that the net expense ratio of the Fund’s Institutional Shares was 0.97%, which was higher than the median net expense ratio of its peer funds.

5.  Small-Cap Growth Fund

The Board next reviewed expense information and materials for the Small-Cap Growth Fund, noting that the Investment Advisory Agreement provided for a 0.85% investment advisory fee for the Fund, which was above the median compared to its peer funds.  The Board also noted that the net expense ratio of the Fund’s Institutional Shares was 0.98%, which was lower than the median net expense ratio of its peer funds.

6.  Sustainable Growth Fund

The Board next reviewed expense information and materials for the Sustainable Growth Fund, noting that the Investment Advisory Agreement provided for a 0.60% investment advisory fee for the Fund, which was below the median compared to its peer funds.  The Board also noted that the net expense ratio of the Fund’s Institutional Shares was 0.73%, which was lower than the average net expense ratio of its peer funds.

7.  Intermediate Income Fund

The Board then reviewed expense information and materials for the Intermediate Income Fund, noting that the Investment Advisory Agreement provided for a 0.30% investment advisory fee for the Fund, which was below the median compared to its peer funds.  The Board also noted that the net expense ratio of the Fund’s Investor Shares was 0.45%, which was lower than the median net expense ratio of its peer funds.

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Board of Trustees Approval of: (i) the Continuation of the Investment Advisory Agreement for Each of the Funds; (ii) the Continuation of the Sub-Investment Advisory Agreements for Each of the Sub-Advised Funds; and (iii) the Adoption of the Investment Advisory Agreement for Two New Funds

8.  Maryland Bond Fund

The Board next reviewed expense information and materials for the Maryland Bond Fund, noting that the Investment Advisory Agreement provided for a 0.30% investment advisory fee for the Fund, which was below median compared to its peer funds.  The Board also noted that the net expense ratio of the Fund’s Investor Shares was 0.49%, which was lower than the median net expense ratio of its peer funds.

9.  Strategic Bond Fund

The Board then reviewed expense information and materials for the Strategic Bond Fund, noting that the Investment Advisory Agreement provided for a 0.40% investment advisory fee for the Fund, which was below the median compared to its peer funds.  The Board also noted that the net expense ratio of the Fund’s Investor Shares was 0.70%, which was lower than the median net expense ratio of its peer funds.

10.  Tax Exempt Bond Fund

The Board next reviewed expense information and materials for the Tax Exempt Bond Fund, noting that the Investment Advisory Agreement provided for a 0.30% investment advisory fee for the Fund, which was below the median compared to its peer funds. The Board also noted that the net expense ratio of the Fund’s Investor Shares was 0.49%, which was higher than the median net expense ratio of its peer funds.

11.  Somerset Emerging Markets Fund

The Board next reviewed expense information and materials for the Somerset Emerging Markets Fund, noting that the Investment Advisory Agreement provided for a 0.90% investment advisory fee for the Fund, which was below the median compared to its peer funds.  The Board also noted that the net expense ratio of the Fund’s Institutional Shares was 1.17%, which was lower than the median net expense ratio of its peer funds.

12.  WMC Strategic European Equity Fund

The Board next reviewed expense information and materials for the European Equity Fund, noting that the Investment Advisory Agreement provided for a 0.90% investment advisory fee for the Fund, which was above the median for its peer funds.  The Board also noted that the net expense ratio of the Fund’s Institutional Shares was 1.09%, which matched the median net expense ratio of its peer funds.

13.  WMC Japan Alpha Opportunities Fund

The Board then reviewed expense information and materials for the WMC Japan Alpha Opportunities Fund, noting that the Investment Advisory Agreement provided for a 1.00% investment advisory fee for the Fund, which was above the median compared to its peer funds.  The Board also noted that the net expense ratio of the Fund’s Institutional Shares was 1.15%, which matched the median net expense ratio of its peer funds.

14.  Mortgage Securities Fund

The Board next reviewed expense information and materials for the Mortgage Securities Fund, noting that the Investment Advisory Agreement provided for a 0.30% investment advisory fee for the Fund, which was below the median compared to its peer funds.  The Board also noted that the net expense ratio of the Fund’s Institutional Shares was 0.46%, which was lower than the median net expense ratio of its peer funds.

15.  Total Return Fund

The Board then reviewed expense information and materials for the Total Return Fund, noting that the Investment Advisory Agreement provided for a 0.30% investment advisory fee for the Fund, which was below the median compared to its peer funds.  The Board also noted that the net expense ratio of the Fund’s Institutional Shares was 0.51%, which was lower than the median net expense ratio of its peer funds.

16.  Macquarie Asia New Stars Fund

The Board next reviewed expense information and materials for the Macquarie Asia New Stars Fund, noting that the Investment Advisory Agreement provided for a 1.25% investment advisory fee for the Fund, which was above the median compared to its

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Board of Trustees Approval of: (i) the Continuation of the Investment Advisory Agreement for Each of the Funds; (ii) the Continuation of the Sub-Investment Advisory Agreements for Each of the Sub-Advised Funds; and (iii) the Adoption of the Investment Advisory Agreement for Two New Funds

peer funds.  The Board also noted that the net expense ratio of the Fund’s Institutional Shares was 1.55%, which was higher than the median net expense ratio of its peer funds.

17.  Global Leaders Fund

The Board then reviewed expense information and materials for the Global Leaders Fund, noting that the Investment Advisory Agreement provided for a 0.65% investment advisory fee for the Fund, which was below the median compared to its peer funds. The Board also noted that the net expense ratio of the Fund’s Investor Shares was 0.85%, which was lower than the median net expense ratio of its peer funds.

The extent to which economies of scale may be realized as the Funds grow and whether the advisory fees reflect possible economies of scale. While it was noted that the Funds’ investment advisory fees will not decrease as the Funds’ assets grow because they are not subject to investment advisory fee breakpoints, the Trustees concluded that the Funds’ investment advisory fees are appropriate in light of the size of the Funds, and appropriately reflect the current economic environment for Brown Advisory and the competitive nature of the mutual fund marketplace.  The Trustees took into consideration that Brown Advisory has previously informed the Board that the Adviser has consistently attempted to set the investment advisory fees at a level that provides for economies of scale by being set at a starting point that is at a reasonable rate without necessarily requiring the imposition of breakpoints, which approach has been favorably recognized by relevant court decisions as one of the acceptable means of achieving economies of scale.  The Trustees also noted that the Funds’ advisory fees are competitive against their peers.  The Trustees further noted that they will have the opportunity to periodically re-examine whether any of the Funds have achieved economies of scale, and the appropriateness of investment advisory fees payable to Brown Advisory with respect to the Funds, in the future at which time the implementation of fee breakpoints on applicable Funds could be considered further.

Benefits to Brown Advisory from its relationship with the Funds (and any corresponding benefits to the Funds). The Trustees concluded that other benefits that may be derived by Brown Advisory from its relationship with the Funds, including “soft dollar” benefits in connection with Fund brokerage transactions and use of the Funds’ performance track record in advertising materials, are reasonable and fair, and consistent with industry practice and the best interests of the Funds and their shareholders. In addition, the Trustees determined that the Funds  benefit from their relationship with Brown Advisory by virtue of Brown Advisory’s provision of business management and shareholder services, in addition to investment advisory services, at a cost to the Funds that is generally comparable to the costs of an outside service provider, which the Trustees had previously determined to be reasonable, fair and in the best interests of the shareholders of the Funds in light of the nature and quality of the services provided and the necessity of the services for the Funds’ operations.

Other Considerations. In approving the continuation of the Investment Advisory Agreement, the Trustees determined that Brown Advisory has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Funds in a professional manner that is consistent with the best interests of the Funds and their shareholders.  The Board also acknowledged the experience and expertise of members of the Brown Advisory senior management team and the focus these individuals have on ensuring that the Funds operate successfully.  The Trustees also concluded that Brown Advisory has made a significant entrepreneurial commitment to the management and success of the Funds, which entails a substantial financial and professional commitment, including the Expense Limitation Agreement under which Brown Advisory has undertaken to waive a portion of its fees and to reimburse expenses of the Funds to the benefit of Fund shareholders to the extent necessary in accordance with the terms of the Expense Limitation Agreement. The Board also considered matters with respect to the brokerage practices of Brown Advisory, including its soft dollar arrangements and its best-execution procedures, and noted that these were reasonable and consistent with standard industry practice.

The Board also considered various matters with respect to the distribution and shareholder servicing arrangements applicable to the Funds and they considered the distribution fees and the non-distribution shareholder servicing fees payable with respect to certain of the share classes of the Funds, including certain of such fees which are payable to the Adviser for the shareholder administrative services that it provides to shareholders of the Funds. The Board took note of the fact that the non-distribution related shareholder administrative fees payable to the Adviser are intended to compensate the Adviser for providing certain administrative services to those Fund shareholders covered by the applicable servicing arrangements in the relevant share classes.

The Board also took into consideration the nature and extent of the business management fees payable to the Adviser by each of the Funds pursuant to which Brown Advisory provides certain business management services to the Funds, which the Board had

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Board of Trustees Approval of: (i) the Continuation of the Investment Advisory Agreement for Each of the Funds; (ii) the Continuation of the Sub-Investment Advisory Agreements for Each of the Sub-Advised Funds; and (iii) the Adoption of the Investment Advisory Agreement for Two New Funds

previously considered and approved at a prior meeting based upon a finding that the business management fees charged are fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality.

In reaching their conclusion with respect to the approval of the of the continuation of the Investment Advisory Agreement and the level of fees paid under the Agreement, the Trustees did not identify any one single factor as being controlling, but rather, the Board took note of a combination of factors that had influenced their decision making process.  They noted the level and quality of the investment advisory services provided by Brown Advisory to each of the Funds in the Trust, and they found that these services will continue to benefit the Funds and their shareholders and also reflected the Adviser’s overall commitment to the continued growth and development of the Funds.

Based upon their review and consideration of these factors and other matters deemed relevant by the Board in reaching an informed business judgment, a majority of the Board of Trustees, including a majority of the Independent Trustees, concluded that the terms of the Investment Advisory Agreement, were fair and reasonable and the Board voted to renew the Investment Advisory Agreement with respect to the Funds for an additional one-year period.

2.  Board of Trustees Approval of the Continuation of the Sub-Investment Advisory Agreement With Respect to the Brown Advisory-Somerset Emerging Markets Fund

The continuation of the Sub-Investment Advisory Agreement with respect to the Brown Advisory-Somerset Emerging Markets Fund (the “Fund”) between Brown Advisory and Somerset Capital Management LLP, the sub-investment adviser to the Fund (“Somerset”), was also approved by the Board of Trustees at the Board meeting held on September 12, 2017.

In accordance with the Investment Company Act of 1940, the Board of Trustees was required to consider the approval of the continuation of the Sub-Investment Advisory Agreement, and this was required to take place at an in-person meeting of the Board.  The relevant provisions of the Investment Company Act of 1940 specifically provide that it is the duty of the Board to request and evaluate such information as the Board determines is necessary to allow them to properly consider the approval of the continuation of the Sub-Advisory Agreement, and it is the duty of the Adviser and Somerset, as applicable, to furnish the Trustees with such information that is responsive to their request.

Accordingly, in determining whether to approve the continuation of the Sub-Investment Advisory Agreement between Brown Advisory and Somerset, the Board of Trustees requested, and the Adviser and Somerset provided, information and data relevant to the Board’s consideration.

The Board then undertook the consideration of various matters with respect to the proposed approval of the continuation of the Sub-Investment Advisory Agreement between Brown Advisory and Somerset.  The Trustees considered various matters involving the respective services provided by each of the Adviser and Somerset in connection with the management and operation of the Fund and they took note of the extensive oversight duties performed by the Adviser including investment management and compliance oversight of the operations of Somerset.  The Trustees considered that the Adviser is actively engaged in conducting an ongoing monitoring program involving Somerset’s investment activities with respect to Somerset’s day-to-day portfolio management of the Fund’s assets in order to make sure that Somerset is adhering to all of the stated investment objectives, policies, limitations and restrictions that the Fund is subject to.  In addition, the Trustees also took note of the fact that in connection with the Adviser’s oversight of the investment program maintained by Somerset with respect to the Fund, the Adviser prepares extensive reports to the Board regarding the investment activities of Somerset, which reports contain detailed analyses of how Somerset is performing.

The Board reviewed and evaluated the information that the Adviser and Somerset had presented for the Board’s review. The Board particularly noted, among other considerations, that the Fund’s investment advisory fees and overall operating expenses were competitive with comparable mutual funds.  The Board also took into account presentations made by Somerset and the Adviser throughout the year.  Based on its review of all of the information, the Board determined that the Sub-Investment Advisory Agreement was consistent with the best interests of the Fund and its shareholders and would enable the Fund to continue to receive high quality sub-advisory services at a cost that is appropriate, reasonable, and in the best interests of the Fund and its shareholders.  In reaching these conclusions, the Board considered the following:

The nature, extent and quality of the sub-investment advisory services provided. The Trustees concluded that Somerset is capable of providing high quality sub-advisory services to the Fund as indicated by the professional qualifications and experience of the portfolio managers of the Fund, and Somerset’s investment management processes.  On the basis of the Trustees’ assessment

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Board of Trustees Approval of: (i) the Continuation of the Investment Advisory Agreement for Each of the Funds; (ii) the Continuation of the Sub-Investment Advisory Agreements for Each of the Sub-Advised Funds; and (iii) the Adoption of the Investment Advisory Agreement for Two New Funds

of the nature, extent and quality of the sub-advisory services provided by Somerset, the Trustees concluded that Somerset is capable of generating a level of long-term investment performance that is appropriate in light of the Fund’s investment objectives, policies and strategies and competitive with many other comparable investment companies.

The cost of advisory services provided and the expected level of profitability.  On the basis of comparative information derived from the data that had been provided to the Board members, the Trustees determined that the expense ratios for each respective class of shares of the Fund are competitive with industry averages. The Trustees also noted that the Fund is subject to a contractual expense limitation agreement for the benefit of shareholders of the Fund to limit the Fund’s operating expenses through October 31, 2018.  The Board took note of the fact that the sub-advisory fee had been separately negotiated by Brown Advisory and Somerset.  Accordingly, on the basis of the Board’s review of the fees charged by Somerset for sub-investment advisory services provided to the Fund, the Board concluded that the level of sub-investment advisory fees are appropriate in light of the management fees, overall expense ratios and investment performance of comparable investment companies, and that the sub-advisory fee had been separately negotiated at arms-length by independent third parties.

The extent to which economies of scale may be realized as the Fund grows and whether the advisory fees reflect possible economies of scale. While it was noted that the Fund’s investment sub-advisory fees will not decrease as the Fund’s assets grow because they will not be subject to investment sub-advisory fee breakpoints, the Trustees concluded that the Fund’s investment sub-advisory fees are appropriate in light of the size of the Fund, and appropriately reflect the current economic environment for Brown Advisory and Somerset and the competitive nature of the mutual fund marketplace. The Trustees then noted that they will have the opportunity to periodically re-examine whether the Fund has achieved economies of scale, and the appropriateness of the investment sub-advisory fees with respect to the Fund, in the future at which time the implementation of fee breakpoints on the Fund could be further considered.

Benefits to Somerset from its relationship with the Fund (and any corresponding benefits to the Fund). The Trustees concluded that other benefits that may be derived by Somerset from its relationship with the Fund, including any potential “soft dollar” benefits in connection with the Fund’s brokerage transactions and use of the Fund’s performance track record in advertising materials, are reasonable and fair, and consistent with industry practice and the best interests of the Fund and its shareholders.

Other Considerations. In approving the continuation of the Sub-Investment Advisory Agreement, the Trustees determined that Somerset has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to provide sub-advisory services to the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders. The Board also considered matters with respect to the brokerage practices of Somerset, including its soft dollar arrangements and its best-execution procedures, and noted that these were reasonable and consistent with standard industry practice.

It was noted that in making their determinations, the Trustees had considered and relied upon the materials provided to them by Somerset with respect to the contract and the presentation of the representatives of Brown Advisory.  In reaching their conclusion with respect to the approval of the continuation of the Sub-Investment Advisory Agreement and the level of fees paid under the Agreement, the Trustees did not identify any one single factor as being controlling, rather, the Trustees took note of a combination of factors that had influenced their decision making process. They noted the level and quality of investment advisory services provided by Somerset to the Fund and determined that these services will continue to benefit the Fund and its shareholders.  They also considered the nature of the allocation of the duties and responsibilities for the management and operation of the Fund between Brown Advisory and Somerset and they determined that the sub-advisory fee, as negotiated by Brown Advisory and Somerset, reasonably reflected the nature and extent of the services provided by Somerset with respect to the Fund.

3.  Board of Trustees Approval of the Continuation of Each of the Sub-Investment Advisory Agreements With Respect to: (i) the Brown Advisory-WMC Strategic European Equity Fund and (ii) the Brown Advisory-WMC Japan Alpha Opportunities Fund

The continuation of each of the Sub-Investment Advisory Agreements with respect to: (i) the Brown Advisory-WMC Strategic European Equity Fund (the “Strategic European Equity Fund”) between Brown Advisory and Wellington Management Company LLP, the sub-investment adviser to the Strategic European Equity Fund (“Wellington”), and (ii) the Brown Advisory-WMC Japan Alpha Opportunities Fund (the “Japan Alpha Opportunities Fund”) between Brown Advisory and Wellington, the sub-investment adviser to the Japan Alpha Opportunities Fund, were also approved by the Board of Trustees at the Board meeting held on September 12, 2017.

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Board of Trustees Approval of: (i) the Continuation of the Investment Advisory Agreement for Each of the Funds; (ii) the Continuation of the Sub-Investment Advisory Agreements for Each of the Sub-Advised Funds; and (iii) the Adoption of the Investment Advisory Agreement for Two New Funds

In accordance with the Investment Company Act of 1940, the Board of Trustees was required to consider the approval of the continuation of each of the Sub-Investment Advisory Agreements, and this was required to take place at an in-person meeting of the Board.  The relevant provisions of the Investment Company Act of 1940 specifically provide that it is the duty of the Board to request and evaluate such information as the Board determines is necessary to allow them to properly consider the approval of the continuation of the Sub-Advisory Agreements, and it is the duty of the Adviser and Wellington, as applicable, to furnish the Trustees with such information that is responsive to their request.

Accordingly, in determining whether to approve the continuation each of the Sub-Investment Advisory Agreements between Brown Advisory and Wellington, the Board of Trustees requested, and the Adviser and Wellington provided, information and data relevant to the Board’s consideration.

The Board then undertook the consideration of various matters with respect to the proposed approval of the continuation of each of the Sub-Investment Advisory Agreements between Brown Advisory and Wellington. The Trustees considered various matters involving the respective services provided by each of the Adviser and Wellington in connection with the management and operation of each of the Funds and they took note of the extensive oversight duties performed by the Adviser including investment management and compliance oversight of the operations of Wellington.  The Trustees considered that the Adviser is actively engaged in conducting an ongoing monitoring program involving Wellington’s investment activities with respect to Wellington’s day-to-day portfolio management of each Fund’s assets in order to make sure that Wellington is adhering to all of the stated investment objectives, policies, limitations and restrictions that each Fund is subject to.  In addition, the Trustees also took note of the fact that in connection with the Adviser’s oversight of the investment program maintained by Wellington with respect to each of the Funds, the Adviser prepares extensive reports to the Board regarding the investment activities of Wellington, which reports contain detailed analyses of how Wellington is performing.

The Board reviewed and evaluated the information that the Adviser and Wellington had presented for the Board’s review. The Board particularly noted, among other considerations, that each respective Fund’s investment advisory fees and overall operating expenses were competitive with comparable mutual funds.  The Board also took into account presentations made by Wellington and the Adviser throughout the year.  Based on its review of all of the information, the Board determined that each of the Sub-Investment Advisory Agreements was consistent with the best interests of the respective Funds and their shareholders and would enable each of the Funds to continue to receive high quality sub-advisory services at a cost that is appropriate, reasonable, and in the best interests of each of the Funds and their respective shareholders.  In reaching these conclusions, the Board considered the following:

The nature, extent and quality of the sub-investment advisory services provided. The Trustees concluded that Wellington is capable of providing high quality sub-advisory services to each of the Funds as indicated by the professional qualifications and experience of the respective portfolio managers of the Funds, and Wellington’s investment management processes.  On the basis of the Trustees’ assessment of the nature, extent and quality of the sub-advisory services provided by Wellington, the Trustees concluded that Wellington is capable of generating a level of long-term investment performance that is appropriate in light of each Fund’s investment objectives, policies and strategies and competitive with many other comparable investment companies.

The cost of advisory services provided and the expected level of profitability.  On the basis of comparative information derived from the data that had been provided to the Board members, the Trustees determined that the expense ratios for each respective class of shares of each of the Funds are competitive with industry averages. The Trustees also noted that each of the Funds is subject to a contractual expense limitation agreement for the benefit of shareholders of the Fund to limit the Fund’s operating expenses through October 31, 2018.  The Board took note of the fact that the sub-advisory fees had been separately negotiated by Brown Advisory and Wellington.  Accordingly, on the basis of the Board’s review of the fees charged by Wellington for sub-investment advisory services provided to the Funds, the Board concluded that the level of sub-investment advisory fees are appropriate in light of the management fees, overall expense ratios and investment performance of comparable investment companies, and that the sub-advisory fees had been separately negotiated at arms-length by independent third parties.

The extent to which economies of scale may be realized as the Funds grows and whether the advisory fees reflect possible economies of scale. While it was noted that each Fund’s investment sub-advisory fees will not decrease as the Funds’ assets grow because they will not be subject to investment sub-advisory fee breakpoints, the Trustees concluded that each Fund’s investment sub-advisory fees are appropriate in light of the size of the Funds, and appropriately reflect the current economic environment for Brown Advisory and Wellington and the competitive nature of the mutual fund marketplace.  The Trustees then noted that they

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Board of Trustees Approval of: (i) the Continuation of the Investment Advisory Agreement for Each of the Funds; (ii) the Continuation of the Sub-Investment Advisory Agreements for Each of the Sub-Advised Funds; and (iii) the Adoption of the Investment Advisory Agreement for Two New Funds

will have the opportunity to periodically re-examine whether either Fund has achieved economies of scale, and the appropriateness of the investment sub-advisory fees with respect to each Fund, in the future at which time the implementation of fee breakpoints on one or both of the Funds could be further considered.

Benefits to Wellington from its relationships with the Funds (and any corresponding benefits to the Funds). The Trustees concluded that other benefits that may be derived by Wellington from its relationships with the Funds, including any potential “soft dollar” benefits in connection with each Fund’s brokerage transactions and use of each Fund’s performance track record in advertising materials, are reasonable and fair, and consistent with industry practice and the best interests of the Fund and its shareholders.

Other Considerations. In approving the continuation of the Sub-Investment Advisory Agreements, the Trustees determined that Wellington has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to provide sub-advisory services to the Funds in a professional manner that is consistent with the best interests of the Funds and their shareholders. The Board also considered matters with respect to the brokerage practices of Wellington, including its soft dollar arrangements and its best-execution procedures, and noted that these were reasonable and consistent with standard industry practice.

It was noted that in making their determinations, the Trustees had considered and relied upon the materials provided to them by Wellington with respect to the contracts and the presentation of the representatives of Brown Advisory.  In reaching their conclusion with respect to the approval of the continuation of the Sub-Investment Advisory Agreements and the level of fees paid under the Agreements, the Trustees did not identify any one single factor as being controlling, rather, the Trustees took note of a combination of factors that had influenced their decision making process.  They noted the level and quality of investment advisory services provided by Wellington to the Funds and determined that these services will continue to benefit the Funds and their shareholders.  They also considered the nature of the allocation of the duties and responsibilities for the management and operation of the Funds between Brown Advisory and Wellington and they determined that the sub-advisory fees for each respective Fund, as negotiated by Brown Advisory and Wellington, reasonably reflected the nature and extent of the services provided by Wellington with respect to the Funds.

4.  Board of Trustees Approval of the Continuation of the Sub-Investment Advisory Agreement With Respect to the Brown Advisory Global Leaders Fund

At their September 12, 2017 Board meeting, the Board also undertook the consideration of matters with respect to the proposed continuation of the Sub-Investment Advisory Agreement between Brown Advisory and its affiliate Brown Advisory Ltd. with respect to the Global Leaders Fund.

In accordance with the Investment Company Act of 1940, the Board of Trustees was required to consider the approval of the continuation of the Sub-Investment Advisory Agreement, and this was required to take place at an in-person meeting of the Board.  The relevant provisions of the Investment Company Act of 1940 specifically provide that it is the duty of the Board to request and evaluate such information as the Board determines is necessary to allow them to properly consider the approval of the continuation of the Sub-Advisory Agreement, and it is the duty of Brown Advisory and Brown Advisory Ltd., as applicable, to furnish the Trustees with such information that is responsive to their request.

Accordingly, in determining whether to approve the continuation of the Sub-Investment Advisory Agreement between Brown Advisory and Brown Advisory Ltd., the Board of Trustees requested, and Brown Advisory and Brown Advisory Ltd. provided, information and data relevant to the Board’s consideration.  In connection with these matters with respect to the sub-advisory arrangements for the Global Leaders Fund, the Trustees took into consideration the fact that the two firms are affiliates of one another and under common control.

The Board then undertook the consideration of various matters with respect to the proposed approval of the continuation of the Sub-Investment Advisory Agreement between Brown Advisory and Brown Advisory Ltd.  The Trustees considered various matters involving the respective services provided by each of Brown Advisory and Brown Advisory Ltd. in connection with the management and operation of the Fund and they took note of the extensive oversight duties performed by Brown Advisory including investment management and compliance oversight of the operations of Brown Advisory Ltd.  The Trustees considered that Brown Advisory is actively engaged in conducting an ongoing monitoring program involving Brown Advisory Ltd.’s investment activities with respect to Brown Advisory Ltd.’s day-to-day portfolio management of the Fund’s assets in order to make

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Board of Trustees Approval of: (i) the Continuation of the Investment Advisory Agreement for Each of the Funds; (ii) the Continuation of the Sub-Investment Advisory Agreements for Each of the Sub-Advised Funds; and (iii) the Adoption of the Investment Advisory Agreement for Two New Funds

sure that Brown Advisory Ltd. is adhering to all of the stated investment objectives, policies, limitations and restrictions that the Fund is subject to.  In addition, the Trustees also took note of the fact that in connection with Brown Advisory’s oversight of the investment program maintained by Brown Advisory Ltd. with respect to the Fund, Brown Advisory prepares extensive reports to the Board regarding the investment activities of Brown Advisory Ltd., which reports contain detailed analyses of how Brown Advisory Ltd. is performing.

The Board reviewed and evaluated the information that Brown Advisory and Brown Advisory Ltd. had presented for the Board’s review.  The Board particularly noted, among other considerations, that the Fund’s investment advisory fees and overall operating expenses were competitive with comparable mutual funds.  The Board also took into account presentations made by Brown Advisory Ltd. and Brown Advisory throughout the year.  Based on its review of all of the information, the Board determined that the Sub-Investment Advisory Agreement was consistent with the best interests of the Fund and its shareholders and would enable the Fund to continue to receive high quality sub-advisory services at a cost that is appropriate, reasonable, and in the best interests of the Fund and its respective shareholders.  In reaching these conclusions, the Board considered the following:

The nature, extent and quality of the sub-investment advisory services provided.  The Trustees concluded that Brown Advisory Ltd. is capable of providing high quality sub-advisory services to the Fund as indicated by the professional qualifications and experience of the portfolio managers of the Fund, and Brown Advisory Ltd.’s investment management processes.  On the basis of the Trustees’ assessment of the nature, extent and quality of the sub-advisory services provided by Brown Advisory Ltd., the Trustees concluded that Brown Advisory Ltd. is capable of generating a level of long-term investment performance that is appropriate in light of the Fund’s investment objectives, policies and strategies and competitive with many other comparable investment companies.

The cost of advisory services provided and the expected level of profitability.  On the basis of comparative information derived from the data that had been provided to the Board members, the Trustees determined that the expense ratios for each respective class of shares of the Fund are competitive with industry averages.  The Trustees also noted that the Fund is subject to a contractual expense limitation agreement for the benefit of shareholders of the Funds to limit the Funds’ operating expenses through October 31, 2018.  Accordingly, on the basis of the Board’s review of the fees charged by Brown Advisory Ltd. for sub-investment advisory services provided to the Fund, the Board concluded that the level of sub-investment advisory fees are appropriate in light of the management fees, overall expense ratios and investment performance of comparable investment companies.

The extent to which economies of scale may be realized as the Fund grows and whether the advisory fees reflect possible economies of scale.  While it was noted that the Fund’s investment sub-advisory fees will not decrease as the Fund’s assets grow because they will not be subject to investment sub-advisory fee breakpoints, the Trustees concluded that the Fund’s investment sub-advisory fees are appropriate in light of the size of the Fund, and appropriately reflect the current economic environment for Brown Advisory and Brown Advisory Ltd. and the competitive nature of the mutual fund market.  The Trustees then noted that they will have the opportunity to periodically re-examine whether the Fund has achieved economies of scale, and the appropriateness of the investment sub-advisory fees with respect to the Fund, in the future at which time the implementation of fee breakpoints on the Fund could be further considered.

Benefits to Brown Advisory Ltd. from its relationship with the Fund (and any corresponding benefits to the Fund).  The Trustees concluded that other benefits that may be derived by Brown Advisory Ltd. from its relationships with the Fund, including any potential “soft dollar” benefits in connection with the Fund’s brokerage transactions and use of the Fund’s performance track record in advertising materials, are reasonable and fair, and consistent with industry practice and the best interests of the Fund and its shareholders.

Other Considerations. In approving the continuation of the Sub-Investment Advisory Agreement, the Trustees determined that Brown Advisory Ltd. has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to provide sub-advisory services to the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders.  The Board also considered matters with respect to the brokerage practices of Brown Advisory Ltd., including its soft dollar arrangements and its best-execution procedures, and noted that these were reasonable and consistent with standard industry practice.

It was noted that in making their determinations, the Trustees had considered and relied upon the materials provided to them by Brown Advisory Ltd. with respect to the contract and the presentation of the representatives of Brown Advisory.  In reaching their conclusion with respect to the approval of the continuation of the Sub-Investment Advisory Agreement and the level of fees paid

www.brownadvisoryfunds.com

Board of Trustees Approval of: (i) the Continuation of the Investment Advisory Agreement for Each of the Funds; (ii) the Continuation of the Sub-Investment Advisory Agreements for Each of the Sub-Advised Funds; and (iii) the Adoption of the Investment Advisory Agreement for Two New Funds

under the Agreement, the Trustees did not identify any one single factor as being controlling, rather, the Trustees took note of a combination of factors that had influenced their decision making process. They noted the level and quality of investment advisory services provided by Brown Advisory Ltd. to the Fund and determined that these services will continue to benefit the Fund and its shareholders.  They also considered the nature of the allocation of the duties and responsibilities for the management and operation of the Fund between Brown Advisory and Brown Advisory Ltd. and they determined that the sub-advisory fees for the Fund, as negotiated by Brown Advisory and Brown Advisory Ltd., reasonably reflected the nature and extent of the services provided by Brown Advisory Ltd. with respect to the Fund.  The Trustees also took into consideration the fact that Brown Advisory and Brown Advisory Ltd. are affiliated entities and under common control.

5.  Board of Trustees Approval of the Continuation of the Sub-Investment Advisory Agreement With Respect to the Brown Advisory-Macquarie Asia New Stars Fund

The continuation of the Sub-Investment Advisory Agreement with respect to the Brown Advisory-Macquarie Asia New Stars Fund (the “Fund”) between Brown Advisory and Macquarie Funds Management Hong Kong Limited, the sub-investment adviser to the Fund (“Macquarie Hong Kong”), was also approved by the Board of Trustees at the Board meeting held on September 12, 2017.

In accordance with the Investment Company Act of 1940, the Board of Trustees was required to consider the approval of the continuation of the Sub-Investment Advisory Agreement, and this was required to take place at an in-person meeting of the Board.  The relevant provisions of the Investment Company Act of 1940 specifically provide that it is the duty of the Board to request and evaluate such information as the Board determines is necessary to allow them to properly consider the approval of the continuation of the Sub-Advisory Agreement, and it is the duty of Brown Advisory and Macquarie Hong Kong, as applicable, to furnish the Trustees with such information that is responsive to their request.

Accordingly, in determining whether to approve the continuation of the Sub-Investment Advisory Agreement between Brown Advisory and Macquarie Hong Kong, the Board of Trustees requested, and Brown Advisory and Macquarie Hong Kong provided, information and data relevant to the Board’s consideration.

The Board then undertook the consideration of various matters with respect to the proposed approval of the continuation of the Sub-Investment Advisory Agreement between Brown Advisory and Macquarie Hong Kong.  The Trustees considered various matters involving the respective services provided by each of Brown Advisory and Macquarie Hong Kong in connection with the management and operation of the Fund and they took note of the extensive oversight duties performed by Brown Advisory including investment management and compliance oversight of the operations of Macquarie Hong Kong.  The Trustees considered that Brown Advisory is actively engaged in conducting an ongoing monitoring program involving Macquarie Hong Kong’s investment activities with respect to Macquarie Hong Kong’s day-to-day portfolio management of the Fund’s assets in order to make sure that Macquarie Hong Kong is adhering to all of the stated investment objectives, policies, limitations and restrictions that the Fund is subject to.  In addition, the Trustees also took note of the fact that in connection with Brown Advisory’s oversight of the investment program maintained by Macquarie Hong Kong with respect to the Fund, Brown Advisory prepares extensive reports to the Board regarding the investment activities of Macquarie Hong Kong, which reports contain detailed analyses of how Macquarie Hong Kong is performing.  In addition, the Trustees also took into consideration certain changes that had been made during the year to the Fund’s principal investment strategies and services provided by Macquarie Hong Kong with respect to the new principal investment strategies.

The Board reviewed and evaluated the information that Brown Advisory and Macquarie Hong Kong had presented for the Board’s review.  The Board particularly noted, among other considerations, that the Fund’s investment advisory fees and overall operating expenses were competitive with comparable mutual funds.  The Board also took into account presentations made by Macquarie Hong Kong and Brown Advisory throughout the year.  Based on its review of all of the information, the Board determined that the Sub-Investment Advisory Agreement was consistent with the best interests of the Fund and its shareholders and would enable the Fund to continue to receive high quality sub-advisory services at a cost that is appropriate, reasonable, and in the best interests of the Fund and its shareholders.  In reaching these conclusions, the Board considered the following:

The nature, extent and quality of the sub-investment advisory services provided. The Trustees concluded that Macquarie Hong Kong is capable of providing high quality sub-advisory services to the Fund as indicated by the professional qualifications and experience of the portfolio managers of the Fund, and Macquarie Hong Kong’s investment management processes.  On the basis of the Trustees’ assessment of the nature, extent and quality of the sub-advisory services provided by Macquarie Hong Kong,

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Board of Trustees Approval of: (i) the Continuation of the Investment Advisory Agreement for Each of the Funds; (ii) the Continuation of the Sub-Investment Advisory Agreements for Each of the Sub-Advised Funds; and (iii) the Adoption of the Investment Advisory Agreement for Two New Funds

the Trustees concluded that Macquarie Hong Kong is capable of generating a level of long-term investment performance that is appropriate in light of the Fund’s investment objectives, policies and strategies and competitive with many other comparable investment companies.

The cost of advisory services provided and the expected level of profitability.  On the basis of comparative information derived from the data that had been provided to the Board members, the Trustees determined that the expense ratios for each respective class of shares of the Fund are competitive with industry averages.  The Trustees also noted that the Fund is subject to a contractual expense limitation agreement for the benefit of shareholders of the Fund to limit the Fund’s operating expenses through October 31, 2018.  The Board took note of the fact that the sub-advisory fee had been separately negotiated by Brown Advisory and Macquarie Hong Kong.  Accordingly, on the basis of the Board’s review of the fees charged by Macquarie Hong Kong for sub-investment advisory services provided to the Fund, the Board concluded that the level of sub-investment advisory fees are appropriate in light of the management fees, overall expense ratios and investment performance of comparable investment companies, and that the sub-advisory fee had been separately negotiated at arms-length by independent third parties.

The extent to which economies of scale may be realized as the Fund grows and whether the advisory fees reflect possible economies of scale. While it was noted that the Fund’s investment sub-advisory fees will not decrease as the Fund’s assets grow because they will not be subject to investment sub-advisory fee breakpoints, the Trustees concluded that the Fund’s investment sub-advisory fees are appropriate in light of the size of the Fund, and appropriately reflect the current economic environment for Brown Advisory and Macquarie Hong Kong and the competitive nature of the mutual fund marketplace. The Trustees then noted that they will have the opportunity to periodically re-examine whether the Fund has achieved economies of scale, and the appropriateness of the investment sub-advisory fees with respect to the Fund, in the future at which time the implementation of fee breakpoints on the Fund could be further considered.

Benefits to Macquarie Hong Kong from its relationship with the Fund (and any corresponding benefits to the Fund). The Trustees concluded that other benefits that may be derived by Macquarie Hong Kong from its relationship with the Fund, including any potential “soft dollar” benefits in connection with the Fund’s brokerage transactions and use of the Fund’s performance track record in advertising materials, are reasonable and fair, and consistent with industry practice and the best interests of the Fund and its shareholders.

Other Considerations. In approving the continuation of the Sub-Investment Advisory Agreement, the Trustees determined that Macquarie Hong Kong has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to provide sub-advisory services to the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders. The Board also considered matters with respect to the brokerage practices of Macquarie Hong Kong, including its soft dollar arrangements and its best-execution procedures, and noted that these were reasonable and consistent with standard industry practice.

It was noted that in making their determinations, the Trustees had considered and relied upon the materials provided to them by Macquarie Hong Kong with respect to the contract and the presentation of the representatives of Brown Advisory.  In reaching their conclusion with respect to the approval of the continuation of the Sub-Investment Advisory Agreement and the level of fees paid under the Agreement, the Trustees did not identify any one single factor as being controlling, rather, the Trustees took note of a combination of factors that had influenced their decision making process. They noted the level and quality of investment advisory services provided by Macquarie Hong Kong to the Fund and determined that these services will continue to benefit the Fund and its shareholders.  They also considered the nature of the allocation of the duties and responsibilities for the management and operation of the Fund between Brown Advisory and Macquarie Hong Kong and they determined that the sub-advisory fee, as negotiated by Brown Advisory and Macquarie Hong Kong, reasonably reflected the nature and extent of the services provided by Macquarie Hong Kong with respect to the Fund.

5.  Board of Trustees Approval of the Adoption of the Investment Advisory Agreement With Respect to the Brown Advisory Mid-Cap Growth Fund

At the meeting of the Board held on September 12, 2017, the members of the Board also undertook the consideration of matters with respect to the proposed adoption of the Investment Advisory Agreement with respect to the Mid-Cap Growth Fund (the “Fund”).  In accordance with the Investment Company Act of 1940, the Board of Trustees was required to consider the approval of the Investment Advisory Agreement and this was required to take place at an in-person meeting of the Board.  The relevant

www.brownadvisoryfunds.com

Board of Trustees Approval of: (i) the Continuation of the Investment Advisory Agreement for Each of the Funds; (ii) the Continuation of the Sub-Investment Advisory Agreements for Each of the Sub-Advised Funds; and (iii) the Adoption of the Investment Advisory Agreement for Two New Funds

provisions of the Investment Company Act of 1940 specifically provide that it is the duty of the Board to request and evaluate such information as the Board determines is necessary to allow them to properly consider the approval of the adoption of the Agreement, and it is the duty of the Adviser to furnish the Trustees with such information that is responsive to their request.

Accordingly, in determining whether to approve the adoption of the Investment Advisory Agreement between Brown Advisory and the Trust with respect to the Fund, the Board of Trustees requested, and the Adviser provided, information and data relevant to the Board’s consideration.  This included materials prepared by the Adviser and by the Funds’ administrator that provided the Board with information regarding the investment performance of the Adviser with respect to the other Funds in the Trust, the Adviser’s performance of a composite of all of those accounts managed by the Adviser having substantially similar investment objectives, policies and strategies as the Fund, and the investment experience and background of the proposed portfolio managers for the Fund, as well as information regarding the estimated fees and expenses of the Fund, as compared to other similar mutual funds.

At this meeting, the Board reviewed with representatives of the Adviser various matters with respect to the proposed management and operation of the Fund, the proposed investment advisory services to be provided to the Fund by the Adviser, the nature and extent of the duties and responsibilities of the Adviser with respect to the Fund, the compliance oversight process involving the Fund and its operations, and the proposed fees and expenses of the Fund.  During the meeting representatives of the Adviser made presentations to the Board regarding their proposal to provide investment advisory services to the Fund.

In addition, the Board also considered the adoption of an Expense Limitation Agreement with respect to the Fund which would limit the total operating expenses of the Fund through October 31, 2018, as well as a Business Management Agreement with Brown Advisory pursuant to which Brown Advisory would provide certain business management services to the Fund.  At this meeting, representatives of the Adviser reviewed for the members of the Board their experience and background in managing the other Funds in the Trust, and they also reviewed information regarding the investment advisory process proposed to be followed with respect to the Fund.

Following their consideration and review of these matters, the Trustees determined that the adoption of the Investment Advisory Agreement with the Adviser with respect to the Fund would enable shareholders of the Fund to obtain high quality services at a cost that is appropriate, reasonable, and in the best interests of the Fund and its shareholders.  Accordingly, the Board, including a majority of the Independent Trustees, unanimously approved the Investment Advisory Agreement for the Fund.  In reaching their decision, the Trustees requested and obtained from the Adviser such information as they deemed reasonably necessary to evaluate the Investment Advisory Agreement.  The Trustees also carefully considered the projected profitability data and comparative fee, expense and performance information prepared by Trust management.  In considering the adoption of the Investment Advisory Agreement with respect to the Fund, the Trustees evaluated a number of factors that they believed, in light of their reasonable business judgment, to be relevant.  They based their decision on the following considerations, among others, although they did not identify any one specific consideration or any particular information that was controlling of their decision:

The nature, extent and quality of the advisory services to be provided.  The Trustees concluded that Brown Advisory is capable of providing high quality services to the Fund, as indicated by the nature and quality of services provided in the past to the other Funds in the Trust, Brown Advisory’s management capabilities demonstrated with respect to the other Funds in the Trust, the professional qualifications and experience of the members of Brown Advisory’s investment team who will be responsible for the ongoing management of the Fund’s investment program, Brown Advisory’s investment and compliance oversight processes, and the competitive investment performance of the other Funds in the Trust.  The Trustees also determined that Brown Advisory proposed to provide investment advisory services that were of the same quality as services provided to the other Funds in the Trust, and that these services are appropriate in scope and extent in light of the Fund’s proposed operations, the competitive landscape of the investment company business and investor needs.  On the basis of the Trustees’ assessment of the nature, extent and quality of the advisory services to be provided by Brown Advisory, the Trustees concluded that Brown Advisory is capable of generating a level of long-term investment performance that is appropriate in light of the Fund’s investment objectives, policies and strategies and competitive with many other comparable investment companies.

The cost of advisory services to be provided and the expected level of profitability.  On the basis of comparative information derived from the data that was included with the materials provided to the Board at their meeting, the Trustees determined that the overall projected expense ratios for each respective class of shares of the Fund are competitive with industry averages.  The Trustees also noted that Brown Advisory had proposed a contractual commitment for the benefit of shareholders of the Fund to

www.brownadvisoryfunds.com

Board of Trustees Approval of: (i) the Continuation of the Investment Advisory Agreement for Each of the Funds; (ii) the Continuation of the Sub-Investment Advisory Agreements for Each of the Sub-Advised Funds; and (iii) the Adoption of the Investment Advisory Agreement for Two New Funds

limit the Fund’s total operating expenses through October 31, 2018.  The Board also focused on Brown Advisory’s projected level of profitability with respect to the Fund, and noted that Brown Advisory’s expected level of profitability was acceptable and not unreasonable.  Accordingly, on the basis of the Board’s review of the fees to be charged by Brown Advisory for investment advisory services, the investment advisory services to be provided to the Fund by Brown Advisory, and the estimated level of profitability from Brown Advisory’s relationship with the Fund, the Board concluded that the level of investment advisory fees and Brown Advisory’s projected profitability are appropriate in light of the management fees, overall expense ratios and investment performance of comparable investment companies.

The extent to which economies of scale may be realized as the Fund grows and whether the advisory fees reflect possible economies of scale.  While it was noted that the Fund’s investment advisory fees will not decrease as the Fund’s assets grow because they will not be subject to investment advisory fee breakpoints, the Trustees concluded that the Fund’s investment advisory fees are appropriate in light of the projected size of the Fund, and appropriately reflect the current economic environment for Brown Advisory and the competitive nature of the mutual fund marketplace.  The Trustees took into consideration that Brown Advisory has previously informed the Board that the Adviser has consistently attempted to set the investment advisory fees at a level that provides for economies of scale by being set at a starting point that is at a reasonable rate without necessarily requiring the imposition of breakpoints, which approach has been favorably recognized by relevant court decisions as one of the acceptable means of achieving economies of scale.  The Trustees also noted that the Fund’s proposed advisory fees are competitive against the Fund’s peers.  The Trustees then noted that they will have the opportunity to periodically re-examine whether the Fund has achieved economies of scale, and the appropriateness of the investment advisory fees payable to Brown Advisory with respect to the Fund, in the future at which time the implementation of fee breakpoints on the Fund could be considered.

Benefits to Brown Advisory from its relationship with the Fund (and any corresponding benefits to the Fund).  The Trustees concluded that other benefits that may be derived by Brown Advisory from its relationship with the Fund, including any potential “soft dollar” benefits in connection with the Fund’s brokerage transactions and use of the Fund’s performance track record in advertising materials, are reasonable and fair, and consistent with industry practice and the best interests of the Fund and its shareholders.  In addition, the Trustees determined that the Fund will benefit from its relationship with Brown Advisory by virtue of Brown Advisory’s provision of business management and shareholder services, in addition to investment advisory services, at a cost to the Fund that is generally comparable to the costs of an outside service provider, which the Trustees determined to be reasonable, fair and in the best interests of the shareholders of the Fund in light of the nature and quality of the services to be provided and the necessity of the services for the Fund’s operations.

Other Considerations.  In approving the adoption of the Investment Advisory Agreement, the Trustees determined that Brown Advisory has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders.  The Board also considered the proposed level of the investment advisory fees, and the Board determined that the advisory fees fairly compensate Brown Advisory for the services that it is to perform pursuant to the Investment Advisory Agreement.  The Trustees also concluded that Brown Advisory has made a significant entrepreneurial commitment to the management and success of the Fund, which entails a substantial financial and professional commitment, including the Expense Limitation Agreement under which Brown Advisory has undertaken to waive a portion of its fees to the benefit of the Fund’s shareholders to the extent necessary in accordance with the terms of the Expense Limitation Agreement.  The Board also considered matters with respect to the brokerage practices of Brown Advisory, including its soft dollar arrangements and its best-execution procedures, and noted that these were reasonable and consistent with standard industry practice.

The Board also considered various matters with respect to the proposed distribution and shareholder servicing arrangements applicable to the Fund and they considered the distribution fees and the non-distribution shareholder servicing fees payable with respect to certain of the share classes of the Fund, including certain of such fees which may be payable to the Adviser for the shareholder administrative services that it proposes to provide to shareholders of the Fund.  The Board took note of the fact that the non-distribution related shareholder administrative fees payable to the Adviser are intended to compensate the Adviser for providing certain administrative services to those shareholders of the Fund covered by the applicable servicing arrangements in the relevant share classes.

The Board also took into consideration the nature and extent of the business management fees payable to Brown Advisory by the Fund pursuant to which Brown Advisory will provide certain business management services to the Fund, which the Board

www.brownadvisoryfunds.com

Board of Trustees Approval of: (i) the Continuation of the Investment Advisory Agreement for Each of the Funds; (ii) the Continuation of the Sub-Investment Advisory Agreements for Each of the Sub-Advised Funds; and (iii) the Adoption of the Investment Advisory Agreement for Two New Funds

approved based upon a finding that the business management fees to be charged are fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality and based upon the level and quality of business management services provided by Brown Advisory to the other Funds in the Trust.

It was noted that in making their determinations, the Trustees had considered and relied upon the materials provided to them at the Board meeting with respect to the proposed contract and the presentation of the representatives of Brown Advisory.  In reaching their conclusion with respect to the approval of the adoption of the Investment Advisory Agreement and the level of fees to be paid under the Agreement, the Trustees did not identify any one single factor as being controlling, rather, the Trustees took note of a combination of factors that had influenced their decision making process.  They noted the level and quality of investment advisory services provided by Brown Advisory to each of the other Funds in the Trust, and they found that these services will benefit the Fund and its shareholders and also reflected management’s overall commitment to the growth and development of the Fund.

6.  Board of Trustees Approval of the Adoption of the Investment Advisory Agreement With Respect to the Brown Advisory Sustainable Bond Fund

At an in-person meeting of the Board held on May 16, 2017, the members of the Board undertook the consideration of matters with respect to the proposed adoption of the Investment Advisory Agreement with respect to the Sustainable Bond Fund (the “Fund”).  In accordance with the Investment Company Act of 1940, the Board of Trustees was required to consider the approval of the Investment Advisory Agreement and this was required to take place at an in-person meeting of the Board.  The relevant provisions of the Investment Company Act of 1940 specifically provide that it is the duty of the Board to request and evaluate such information as the Board determines is necessary to allow them to properly consider the approval of the adoption of the Agreement, and it is the duty of the Adviser to furnish the Trustees with such information that is responsive to their request.

Accordingly, in determining whether to approve the adoption of the Investment Advisory Agreement between Brown Advisory and the Trust with respect to the Fund, the Board of Trustees requested, and the Adviser provided, information and data relevant to the Board’s consideration.  This included materials prepared by the Adviser and by the Funds’ administrator that provided the Board with information regarding the investment performance of the Adviser with respect to the other Funds in the Trust, the Adviser’s performance of a composite of all of those accounts managed by the Adviser having substantially similar investment objectives, policies and strategies as the Fund, and the investment experience and background of the proposed portfolio manager for the Fund, as well as information regarding the estimated fees and expenses of the Fund, as compared to other similar mutual funds.

At this meeting, the Board reviewed with representatives of the Adviser various matters with respect to the proposed management and operation of the Fund, the proposed investment advisory services to be provided to the Fund by the Adviser, the nature and extent of the duties and responsibilities of the Adviser with respect to the Fund, the compliance oversight process involving the Fund and its operations, and the proposed fees and expenses of the Fund.  During the meeting representatives of the Adviser made presentations to the Board regarding their proposal to provide investment advisory services to the Fund.

In addition, the Board also considered the adoption of an Expense Limitation Agreement with respect to the Fund which would limit the total operating expenses of the Fund through October 31, 2018, as well as a Business Management Agreement with Brown Advisory pursuant to which Brown Advisory would provide certain business management services to the Fund.  At this meeting, representatives of the Adviser reviewed for the members of the Board their experience and background in managing the other Funds in the Trust, and they also reviewed information regarding the investment advisory process proposed to be followed with respect to the Fund.

Following their consideration and review of these matters, the Trustees determined that the adoption of the Investment Advisory Agreement with the Adviser with respect to the Fund would enable shareholders of the Fund to obtain high quality services at a cost that is appropriate, reasonable, and in the best interests of the Fund and its shareholders.  Accordingly, the Board, including a majority of the Independent Trustees, unanimously approved the Investment Advisory Agreement for the Fund.  In reaching their decision, the Trustees requested and obtained from the Adviser such information as they deemed reasonably necessary to evaluate the Investment Advisory Agreement.  The Trustees also carefully considered the projected profitability data and comparative fee, expense and performance information prepared by Trust management.  In considering the adoption of the Investment Advisory Agreement with respect to the Fund, the Trustees evaluated a number of factors that they believed, in light of their reasonable business judgment, to be relevant.  They based their decision on the following considerations, among others, although they did not identify any one specific consideration or any particular information that was controlling of their decision:

www.brownadvisoryfunds.com

Board of Trustees Approval of: (i) the Continuation of the Investment Advisory Agreement for Each of the Funds; (ii) the Continuation of the Sub-Investment Advisory Agreements for Each of the Sub-Advised Funds; and (iii) the Adoption of the Investment Advisory Agreement for Two New Funds

The nature, extent and quality of the advisory services to be provided.  The Trustees concluded that Brown Advisory is capable of providing high quality services to the Fund, as indicated by the nature and quality of services provided in the past to the other Funds in the Trust, Brown Advisory’s management capabilities demonstrated with respect to the other Funds in the Trust, the professional qualifications and experience of the members of Brown Advisory’s investment team who will be responsible for the ongoing management of the Fund’s investment program, Brown Advisory’s investment and compliance oversight processes, and the competitive investment performance of the other Funds in the Trust.  The Trustees also determined that Brown Advisory proposed to provide investment advisory services that were of the same quality as services provided to the other Funds in the Trust, and that these services are appropriate in scope and extent in light of the Fund’s proposed operations, the competitive landscape of the investment company business and investor needs.  On the basis of the Trustees’ assessment of the nature, extent and quality of the advisory services to be provided by Brown Advisory, the Trustees concluded that Brown Advisory is capable of generating a level of long-term investment performance that is appropriate in light of the Fund’s investment objectives, policies and strategies and competitive with many other comparable investment companies.

The cost of advisory services to be provided and the expected level of profitability.  On the basis of comparative information derived from the data that was included with the materials provided to the Board at their meeting, the Trustees determined that the overall projected expense ratios for each respective class of shares of the Fund are competitive with industry averages.  The Trustees also noted that Brown Advisory had proposed a contractual commitment for the benefit of shareholders of the Fund to limit the Fund’s total operating expenses through October 31, 2018.  The Board also focused on Brown Advisory’s projected level of profitability with respect to the Fund, and noted that Brown Advisory’s expected level of profitability was acceptable and not unreasonable.  Accordingly, on the basis of the Board’s review of the fees to be charged by Brown Advisory for investment advisory services, the investment advisory services to be provided to the Fund by Brown Advisory, and the estimated level of profitability from Brown Advisory’s relationship with the Fund, the Board concluded that the level of investment advisory fees and Brown Advisory’s projected profitability are appropriate in light of the management fees, overall expense ratios and investment performance of comparable investment companies.

The extent to which economies of scale may be realized as the Fund grows and whether the advisory fees reflect possible economies of scale.  While it was noted that the Fund’s investment advisory fees will not decrease as the Fund’s assets grow because they will not be subject to investment advisory fee breakpoints, the Trustees concluded that the Fund’s investment advisory fees are appropriate in light of the projected size of the Fund, and appropriately reflect the current economic environment for Brown Advisory and the competitive nature of the mutual fund marketplace.  The Trustees took into consideration that Brown Advisory has previously informed the Board that the Adviser has consistently attempted to set the investment advisory fees at a level that provides for economies of scale by being set at a starting point that is at a reasonable rate without necessarily requiring the imposition of breakpoints, which approach has been favorably recognized by relevant court decisions as one of the acceptable means of achieving economies of scale.  The Trustees also noted that the Fund’s proposed advisory fees are competitive against the Fund’s peers.  The Trustees then noted that they will have the opportunity to periodically re-examine whether the Fund has achieved economies of scale, and the appropriateness of the investment advisory fees payable to Brown Advisory with respect to the Fund, in the future at which time the implementation of fee breakpoints on the Fund could be considered.

Benefits to Brown Advisory from its relationship with the Fund (and any corresponding benefits to the Fund).  The Trustees concluded that other benefits that may be derived by Brown Advisory from its relationship with the Fund, including any potential “soft dollar” benefits in connection with the Fund’s brokerage transactions and use of the Fund’s performance track record in advertising materials, are reasonable and fair, and consistent with industry practice and the best interests of the Fund and its shareholders.  In addition, the Trustees determined that the Fund will benefit from its relationship with Brown Advisory by virtue of Brown Advisory’s provision of business management and shareholder services, in addition to investment advisory services, at a cost to the Fund that is generally comparable to the costs of an outside service provider, which the Trustees determined to be reasonable, fair and in the best interests of the shareholders of the Fund in light of the nature and quality of the services to be provided and the necessity of the services for the Fund’s operations.

Other Considerations.  In approving the adoption of the Investment Advisory Agreement, the Trustees determined that Brown Advisory has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders.  The Board also considered the proposed level of the investment

www.brownadvisoryfunds.com

Board of Trustees Approval of: (i) the Continuation of the Investment Advisory Agreement for Each of the Funds; (ii) the Continuation of the Sub-Investment Advisory Agreements for Each of the Sub-Advised Funds; and (iii) the Adoption of the Investment Advisory Agreement for Two New Funds

advisory fees, and the Board determined that the advisory fees fairly compensate Brown Advisory for the services that it is to perform pursuant to the Investment Advisory Agreement.  The Trustees also concluded that Brown Advisory has made a significant entrepreneurial commitment to the management and success of the Fund, which entails a substantial financial and professional commitment, including the Expense Limitation Agreement under which Brown Advisory has undertaken to waive a portion of its fees to the benefit of the Fund’s shareholders to the extent necessary in accordance with the terms of the Expense Limitation Agreement.  The Board also considered matters with respect to the brokerage practices of Brown Advisory, including its soft dollar arrangements and its best-execution procedures, and noted that these were reasonable and consistent with standard industry practice.

The Board also considered various matters with respect to the proposed distribution and shareholder servicing arrangements applicable to the Fund and they considered the distribution fees and the non-distribution shareholder servicing fees payable with respect to certain of the share classes of the Fund, including certain of such fees which may be payable to the Adviser for the shareholder administrative services that it proposes to provide to shareholders of the Fund.  The Board took note of the fact that the non-distribution related shareholder administrative fees payable to the Adviser are intended to compensate the Adviser for providing certain administrative services to those shareholders of the Fund covered by the applicable servicing arrangements in the relevant share classes.

The Board also took into consideration the nature and extent of the business management fees payable to Brown Advisory by the Fund pursuant to which Brown Advisory will provide certain business management services to the Fund, which the Board approved based upon a finding that the business management fees to be charged are fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality and based upon the level and quality of business management services provided by Brown Advisory to the other Funds in the Trust.

It was noted that in making their determinations, the Trustees had considered and relied upon the materials provided to them at the Board meeting with respect to the proposed contract and the presentation of the representatives of Brown Advisory.  In reaching their conclusion with respect to the approval of the adoption of the Investment Advisory Agreement and the level of fees to be paid under the Agreement, the Trustees did not identify any one single factor as being controlling, rather, the Trustees took note of a combination of factors that had influenced their decision making process.  They noted the level and quality of investment advisory services provided by Brown Advisory to each of the other Funds in the Trust, and they found that these services will benefit the Fund and its shareholders and also reflected management’s overall commitment to the growth and development of the Fund.

www.brownadvisoryfunds.com

Information About Proxy Voting (Unaudited)

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free at (800) 540-6807 and by accessing the Funds’ website at www.brownadvisoryfunds.com. Furthermore, you can obtain the description on the SEC’s website at www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30 is available without charge, by calling toll-free at (800) 540-6807. In addition, you can obtain the Funds’ proxy voting records on the SEC’s website at www.sec.gov.

Information About the Portfolio Holdings (Unaudited)

The Funds file their complete schedule of portfolio holdings for their first and third fiscal quarters with the SEC on Form N-Q.  The Funds’ Form N-Q is available without charge, upon request, by calling toll-free at (800) 540-6807. Furthermore, you can obtain the Form N-Q on the SEC’s website at www.sec.gov. The Funds’ schedules of portfolio holdings are posted on their website at www.brownadvisoryfunds.com within ten business days after calendar quarter end.

Householding (Unaudited)

In an effort to decrease costs, the Funds will reduce the number of duplicate Prospectuses and annual and semi-annual reports that you receive by sending only one copy of each to those addresses shown by two or more accounts. Please call the Transfer Agent toll free at (800) 540-6807 to request individual copies of these documents. The Funds will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

www.brownadvisoryfunds.com

BROWN ADVISORY FUNDS

At Brown Advisory, we believe that you deserve frank and open communication on all aspects of our relationship. In this spirit, we provide this annual summary of our policies relating to confidentiality and privacy of client information, mutual funds, conflicts of interest, trading commissions, proxy voting and Form ADV annual notice.

CONFIDENTIALITY AND PRIVACY POLICY

Brown Advisory takes the confidentiality of your personal information and the privacy of your account very seriously. Our commitment to safeguard your personal information goes beyond our legal obligation to process your transactions accurately and securely. Whether we serve you online, in person, on the telephone or by mail, the principles that guide the way in which we conduct business are built upon the core values of trust and integrity.

We limit access to your personal information to only those employees with a business reason to know such information. We train and consistently remind all employees to respect client privacy and to recognize the importance of the confidentiality of such information. Those who violate our privacy policy are subject to disciplinary action. This commitment also applies to the sharing of information among Brown Advisory and its affiliates.

We maintain physical, electronic and procedural safeguards that comply with applicable laws and regulations to protect your personal information, including various measures to protect your personal information while it is stored electronically.

Federal law requires us to inform you that we have on record personal information about you and that we obtain such information from you directly (e.g., information you provide to us on account applications and other forms, such as your name, address, social security number, occupation, assets and income) and indirectly (e.g., information on our computer systems about your transactions with us, such as your account balance and account holdings). Any personal information you choose to provide is kept confidential and allows us to: (i) provide better and more complete investment and strategic advice; (ii) develop new services that meet additional needs you may have; and, (iii) comply with legal and regulatory requirements.

In addition, in the normal conduct of our business, it may become necessary for us to share information relating to our clients that we have on record, as described above, with companies not affiliated with us who are under contract to perform services on our behalf. For example, we have contracted with companies to assist us in complying with anti-terrorist and anti-money laundering statutory requirements (including the identification and reporting of activities that may involve terrorist acts or money laundering activities), companies that provide clearing services, and other vendors that provide services directly related to your account relationship with us. Our agreements with these companies require that they keep your information confidential and not use such information for any unrelated purpose.

We do not sell information about you to third parties, and we do not otherwise disclose information to third parties without your permission or unless required by law.

www.brownadvisoryfunds.com

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INVESTMENT ADVISER
Brown Advisory LLC
901 South Bond Street, Suite 400
Baltimore, MD 21231
www.brownadvisory.com

DISTRIBUTOR
Quasar Distributors, LLC
777 East Wisconsin Avenue
Milwaukee, WI 53202

CUSTODIAN
U.S. Bank, N.A.
Custody Operations
1555 North Rivercenter Drive, Suite 302
Milwaukee, WI 53212

TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201
(800) 540-6807

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

LEGAL COUNSEL
Dechert LLP
1900 K Street, NW
Washington, DC 20006

	Institutional Shares		Investor Shares		Advisor Shares
	Symbol	CUSIP	Symbol	CUSIP	Symbol	CUSIP
Growth Equity Fund	BAFGX	115233702	BIAGX	115233504	BAGAX	115233603
Flexible Equity Fund	BAFFX	115233843	BIAFX	115233868	BAFAX	115233850
Equity Income Fund	BAFDX	115233660	BIADX	115233686	BADAX	115233678
Sustainable Growth Fund	BAFWX	115233207	BIAWX	115233306	BAWAX	115233405
Mid-Cap Growth Fund	—	—	BMIDX	115233439	—	—
Small-Cap Growth Fund	BAFSX	115233819	BIASX	115233835	BASAX	115233827
Small-Cap Fundamental Value Fund	BAUUX	115233777	BIAUX	115233793	BAUAX	115233785
Global Leaders Fund	—	—	BIALX	115233462	—	—
Intermediate Income Fund	—	—	BIAIX	115233744	BAIAX	115233736
Total Return Fund	BAFTX	115233538	BIATX	115233520	—	—
Strategic Bond Fund	—	—	BIABX	115233470	BATBX	115233710
Sustainable Bond Fund	—	—	BASBX	115233447	—	—
Maryland Bond Fund	—	—	BIAMX	115233751	—	—
Tax Exempt Bond Fund	—	—	BIAEX	115233108	—	—
Mortgage Securities Fund	BAFZX	115233546	BIAZX	115233587	—	—
WMC Strategic European Equity Fund	BAFHX	115233629	BIAHX	115233611	BAHAX	115233595
WMC Japan Alpha Opportunities Fund	BAFJX	115233579	BIAJX	115233561	BAJAX	115233553
Somerset Emerging Markets Fund	BAFQX	115233652	BIAQX	115233645	BAQAX	115233637
Macquarie Asia New Stars Fund	BAFNX	115233512	BIANX	115233496	—	—
This report is submitted for the general information of the shareholders of each Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Funds’ risks, objectives, fees and expenses, experience of their management, and other information.

BX-SEMIANNUAL

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

(a)	Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).
(b)	Not applicable.

Item 6. Schedule of Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to previous Form N-CSR filing.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)       Brown Advisory Funds

By (Signature and Title)*                   /s/David M. Churchill
David M. Churchill, Principal Executive Officer

Date    March 6, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)*                   /s/David M. Churchill
David M. Churchill, Principal Executive Officer

Date    March 6, 2018

By (Signature and Title)*                   /s/Jason T. Meix
Jason T. Meix, Principal Financial Officer

Date    March 6, 2018

* Print the name and title of each signing officer under his or her signature.